UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22559

First Trust Exchange-Traded Fund IV
(Exact name of registrant as specified in charter)

Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

FIRST TRUST

First Trust Exchange-Traded Fund IV
--------------------------------------------------------------------------------

First Trust North American
Energy Infrastructure Fund
(EMLP)

Annual Report
For the Year Ended
October 31, 2018

Energy Income Partners, LLC
---------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                 ANNUAL REPORT
                                OCTOBER 31, 2018

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and/or Energy Income Partners, LLC ("EIP" or the
"Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust North American Energy Infrastructure Fund; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2018

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the First Trust
North American Energy Infrastructure Fund (the "Fund"), which contains detailed information about the Fund for the twelve months ended October 31, 2018, including a market overview and a performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.

As I mentioned in my April 2018 letter, 2017 was a very strong year for U.S. and global markets. Investors were rewarded with rising markets and very little volatility. As 2018 began, investors were hoping for another strong year in the markets. For the entire first quarter, however, increased market volatility was the norm for U.S. and global markets. The markets continued their volatility throughout the second quarter. During April and May, the Dow Jones Industrial
Average ("DJIA") closed out each month slightly down, but ended both June and
July slightly up. August was a strong month for stocks, and the DJIA finished
August just under its previous high in January of 2018. At the close of the third quarter in September, the markets had moved higher into positive territory. In fact, all three major U.S. indices (the Nasdaq Composite Index, the DJIA and the S&P 500(R) Index) hit record levels during the third quarter.
In October, markets were again very volatile, surprising analysts and investors alike. Both global and U.S. markets fell on fears of slowing growth, trade wars and higher interest rates. The DJIA was down 5% for October and the MSCI EAFE
Index, an index of stocks in 21 developed markets (excluding the U.S. and
Canada), was down 9% for the same period.

Based on continued strong job growth and the economic outlook in the U.S., the
Federal Reserve (the "Fed") raised interest rates in March, June and September.
At their September meeting, the Fed also indicated the possibility of one more rate hike in 2018 as well as three more rate hikes in 2019.

Trade tensions have had an impact on markets around the world and could continue to do so in the future. However, our economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk about more equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.

We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.

Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                     AVERAGE ANNUAL                          CUMULATIVE
                                                                      TOTAL RETURNS                         TOTAL RETURNS
                                            1 Year Ended   5 Years Ended   Inception (6/20/12)   5 Years Ended   Inception (6/20/12)
                                              10/31/18       10/31/18          to 10/31/18         10/31/18          to 10/31/18
FUND PERFORMANCE
NAV                                            -4.03%          3.15%              5.63%             16.77%              41.73%
Market Price                                   -4.12%          3.06%              5.61%             16.25%              41.57%

INDEX PERFORMANCE
Blended Benchmark(1)                            1.76%          3.23%              5.57%             17.25%              41.18%
S&P 500(R) Index                                7.35%         11.34%             13.86%             71.11%             128.38%
------------------------------------------------------------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

-----------------------------

(1)   The Blended Benchmark consists of the following two indices: 50% of the
      PHLX Utility Sector Index which is a market capitalization weighted index composed of geographically diverse public U.S. utility stocks; and 50% of the Alerian MLP Total Return Index which is a float-adjusted, capitalization-weighted composite of the 50 most prominent energy Master
      Limited Partnerships (MLPs). Indices are unmanaged and an investor cannot invest directly in an index. All index returns assume that distributions are reinvested when they are received.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP) (CONTINUED)

-----------------------------------------------------------
                                             % OF TOTAL
INDUSTRY CLASSIFICATION                     INVESTMENTS
-----------------------------------------------------------
Electric Power & Transmission                  37.62%
Natural Gas Transmission                       25.30
Crude Oil Transmission                         15.25
Petroleum Product Transmission                 11.83
Propane                                         3.94
Natural Gas Gathering & Processing              1.96
Coal                                            1.67
Oil & Gas Production                            1.22
Other                                           1.21
                                              -------
     Total                                    100.00%
                                              =======

-----------------------------------------------------------
                                             % OF TOTAL
TOP TEN HOLDINGS                            INVESTMENTS
-----------------------------------------------------------
Enbridge Energy Management, LLC                 6.08%
TransCanada Corp.                               6.06
Enterprise Products Partners, L.P.              5.12
Kinder Morgan, Inc.                             4.73
NextEra Energy Partners, L.P.                   3.97
Exelon Corp.                                    3.95
NextEra Energy, Inc.                            3.66
Public Service Enterprise Group, Inc.           3.56
Williams (The) Cos., Inc.                       3.33
Energy Transfer, L.P.                           3.09
                                              -------
     Total                                     43.55%
                                              =======


                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        JUNE 20, 2012 - OCTOBER 31, 2018

            First Trust North American       Blended       S&P 500(R)
            Energy Infrastructure Fund      Benchmark        Index
6/20/12              $10,000                 $10,000        $10,000
10/31/12              10,690                  10,609         10,495
4/30/13               12,379                  12,218         12,008
10/31/13              12,138                  12,041         13,347
4/30/14               13,341                  13,356         14,463
10/31/14              14,861                  14,356         15,652
4/30/15               15,005                  13,777         16,341
10/31/15              12,793                  12,018         16,467
4/30/16               13,004                  12,510         16,538
10/31/16              14,330                  13,065         17,209
4/30/17               14,896                  14,102         19,501
10/31/17              14,768                  13,874         21,276
4/30/18               13,914                  13,562         22,089
10/31/18              14,171                  14,117         22,840


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 1, 2013 through
October 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                          NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                    AT/ABOVE NAV                                   BELOW NAV
                      ----------------------------------------      ----------------------------------------
                      0.00%-     0.50%-     1.00%-                  0.00%-     0.50%-     1.00%-
FOR THE PERIOD        0.49%      0.99%      1.99%      >=2.00%      0.49%      0.99%      1.99%      >=2.00%
11/1/13 - 10/31/14     231          0          0          0           21          0          0          0
11/1/14 - 10/31/15     158          0          0          0           93          0          0          0
11/1/15 - 10/31/16     213          0          0          0           39          0          0          0
11/1/16 - 10/31/17     209          0          0          0           43          0          0          0
11/1/17 - 10/31/18     156          0          0          0           96          0          0          0


                                                                          Page 3


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                 ANNUAL REPORT
                          OCTOBER 31, 2018 (UNAUDITED)

                                    ADVISOR

First Trust Advisors, L.P. ("First Trust") is the investment advisor to the
First Trust North American Energy Infrastructure Fund (the "Fund"). First Trust
is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

                                  SUB-ADVISOR

ENERGY INCOME PARTNERS, LLC

Energy Income Partners, LLC ("EIP or the "Sub-Advisor"), located in Westport,
CT, serves as the investment sub-advisor to the First Trust North American
Energy Infrastructure Fund ("EMLP" or the "Fund"). EIP was founded in 2003 and provides professional asset management services in the area of energy-related master limited partnerships ("MLPs") and other high-payout securities such as pipeline companies, power utilities, YieldCos, and energy infrastructure real estate investment trusts ("REITs"). EIP mainly focuses on investments in energy-related infrastructure assets such as pipelines, power transmission and distribution, petroleum storage and terminals that receive fee-based or regulated income from their corporate and individual customers. As of October
31, 2018, EIP had approximately $5.8 billion of assets under management or supervision. EIP advises two privately offered partnerships for U.S. high net worth individuals and an open-end mutual fund. EIP also manages separately managed accounts and provides its model portfolio to unified managed accounts.
Finally, in addition to the Fund, EIP serves as a sub-advisor to four closed-end management investment companies, a sleeve of an actively managed exchange-traded fund, a sleeve of a series of a variable insurance trust, and an open-end UCITS fund incorporated in Ireland. EIP is a registered investment advisor with the
Securities and Exchange Commission.

                           PORTFOLIO MANAGEMENT TEAM

JAMES J. MURCHIE -- CO-PORTFOLIO MANAGER, FOUNDER AND CEO OF ENERGY INCOME
   PARTNERS, LLC

EVA PAO -- CO-PORTFOLIO MANAGER AND PRINCIPAL OF ENERGY INCOME
   PARTNERS, LLC

JOHN TYSSELAND -- CO-PORTFOLIO MANAGER AND PRINCIPAL OF ENERGY INCOME
   PARTNERS, LLC

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.

                                   COMMENTARY

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND

The Fund's investment objective is to seek total return. The Fund pursues its investment objective by investing, under normal market conditions, at least 80%
of its net assets (including investment borrowings) in equity securities of companies deemed by EIP to be engaged in the energy infrastructure sector. These companies principally include publicly traded master limited partnerships and limited liability companies taxed as partnerships ("MLPs"), MLP affiliates, pipeline companies, utilities, and other companies that derive the majority of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries
(collectively, "Energy Infrastructure Companies"). The Fund will invest principally in Energy Infrastructure Companies. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in equity securities of companies headquartered or incorporated in the United States and Canada. There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

As measured by the Alerian MLP Total Return Index (the "MLP Index") and the PHLX
Utility Sector Index (the "UTY Index"), the total return for energy-related MLPs and utilities for the fiscal year ended October 31, 2018 was 0.68% and 1.37%, respectively. These figures are according to data collected from Alerian Capital
Management and Bloomberg. As measured by the S&P 500(R) Index (the "Index"), the broader equity market returned 7.35% over the same period.

PERFORMANCE ANALYSIS

On a net asset value ("NAV") basis for the fiscal year ended October 31, 2018, the Fund provided a total return of -4.03%, including the reinvestment of dividends. This compares, according to collected data, to a total return of
1.76%(1) for the compounded average of the two indices (the "Blended Benchmark")
(0.68% for the MLP Index and 1.37% for the UTY Index), and 7.35% for the Index.

-----------------------------

(1)   The total return is the monthly rebalanced return for the MLP Index and
      UTY Index.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                 ANNUAL REPORT
                          OCTOBER 31, 2018 (UNAUDITED)

The Fund declared quarterly distributions during the fiscal year as follows:
$0.2090 per share in December 2017; $0.2376 per share in March 2018; $0.2634 per share in June 2018; and $0.2186 per share in September 2018.

The Fund's NAV total return of -4.03% underperformed the 1.76% return of the
Blended Benchmark. Generally, the Fund's MLP positions underperformed their corresponding index (the MLP Index) and the Fund's non-MLP positions outperformed their corresponding index (the UTY Index). The MLP portion of the portfolio underperformed the MLP Index in part due to overweight positions in regulated pipeline MLPs and underweight positions in cyclical MLPs. Regulated pipeline MLPs underperformed following a regulatory change as described in more detail below, while sentiment improved for the more cyclical MLPs supported by stronger crude oil prices, natural gas prices, and location differentials. The non-MLP portion of the portfolio outperformed the UTY Index partly due to overweight positions in pipeline corporations that were previously structured as
MLPs and underweight positions in low-growth regulated utilities. When comparing the Fund's performance versus the broader equity market, the Fund was impacted by positions in regulated utilities and pipeline-related MLPs that both lagged the performance of the broad markets. Despite the Fund's relative performance for the year, we still believe long term performance for long-lived energy infrastructure assets that have stable non-cyclical cash flows, such as regulated pipelines and power transmission that are legal or natural monopolies, will be favorable. Nonetheless the recent underperformance of regulated pipelines owned by MLPs and their Canadian Sponsors relative to the MLP Index was due to the Federal Energy Regulatory Commission's (FERC) revised policy on
Income Tax Allowance (ITA) for pipelines held by partnerships (the "Revised
Policy Statement"). The Revised Policy Statement denying recovery of an ITA by most partnership-owned pipelines was one of the rare occasions when owning true regulated monopolies hurt performance.

MARKET AND FUND OUTLOOK

Many of the assets held by MLPs were originally constructed decades ago by pipeline and power utilities. When the U.S. deregulated much of the energy industry, these utilities became cyclical commodity companies with too much debt and the resulting financial stress caused divestment of their pipeline assets to the MLP space that was trading at higher valuations. We believe the reverse trend is happening today. Corporate consolidations and simplifications are part of that trend. Corporate simplifications involving pipeline companies and their associated MLPs began late in 2014 and have continued in 2018. These simplifications involve the acquisition of the subsidiary MLP by the C-Corp parent as well as MLPs choosing to become taxable corporations. We believe that the continuation of this trend is supported by FERC's Revised Policy Statement described above.

While MLPs represented a way for the industry to lower its cost of financing between 2004 through 2014, the severe correction in the price of crude oil in
2014 caused a collapse in MLP valuations as much of the MLP Index had become exposed to commodity prices between 2004 and 2014. MLP distribution cuts and even some bankruptcies followed. Over the last four years, about 49% of the MLPs in the MLP Index have cut or eliminated their dividends. Now, MLPs in the MLP
Index trade at valuations that are about 42% lower than 2014, while, during the same period, the valuation multiples of non-MLP energy infrastructure companies like utilities have risen. (Source: Alerian, Bloomberg L.P., FactSet Research
Systems Inc.) MLPs are now in many cases a higher-cost way of financing these industries; the reverse of the conditions that led to the growth of the asset class in the early part of the last decade. As a result, we are now witnessing the consolidation or simplification of corporate structures where the MLP sleeve of capital is being eliminated when it no longer reduces a company's cost of equity financing.

While some stand-alone pipeline companies are now seeking a lower cost of financing outside of the MLP structure, some cyclical companies continue to use the MLP structure to finance non-cyclical assets through sponsored entities. In most cases, these sponsored entities formed as MLPs still trade at higher multiples compared to companies in cyclical industries such as refining, oil and gas production, and petrochemicals. Therefore, some of these cyclical energy companies still have an opportunity to lower their financing costs by divesting stable assets, such as pipelines and related storage facilities, to an MLP subsidiary as a method to reduce the overall company's cost of equity financing.
The number and size of these sponsored entities have continued to grow with initial public offerings in 2018, while the number of stand-alone MLPs is declining. (Source: U.S. Capital Advisors) Whether from the perspective of a diversified energy company seeking to lower its overall financing costs or the energy industry in its entirety, we believe it is fair to say that generally
MLPs are created when they lower the cost of equity financing and eliminated when they don't.

Historically, the pipeline utility industry has moved in very long cycles and we believe the cycle that saw most of U.S. pipeline assets move to the MLP space due to the MLP being a superior financing tool is reversing. In our view, the investment merits of owning these assets (stable, slow-growing earnings with a high dividend payout ratio) have not changed. The Fund continues to seek to invest primarily in energy infrastructure companies including MLPs with mostly non-cyclical cash flows, investment-grade ratings, conservative balance sheets, modest and/or flexible organic growth commitments and liquidity on their revolving lines of credit. Non-cyclical cash flows are, in our opinion, a good fit with a steady anticipated dividend distribution that is meant to be most, or all, of an energy infrastructure company's free cash flow.

                                                                          Page 5


FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2018 (UNAUDITED)

As a shareholder of First Trust North American Energy Infrastructure Fund (the
"Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2018.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------------------------------------------
                                                                                   ANNUALIZED
                                                                                  EXPENSE RATIO     EXPENSES PAID
                                             BEGINNING            ENDING          BASED ON THE       DURING THE
                                           ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                            MAY 1, 2018      OCTOBER 31, 2018        PERIOD          PERIOD (a)
------------------------------------------------------------------------------------------------------------------
FIRST TRUST NORTH AMERICAN ENERGY
   INFRASTRUCTURE FUND (EMLP)
Actual                                       $1,000.00          $1,018.50             0.95%             $4.83
Hypothetical (5% return before expenses)     $1,000.00          $1,020.42             0.95%             $4.84


(a)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2018 through October 31, 2018), multiplied by 184/365 (to reflect the six-month period).


FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2018

SHARES      DESCRIPTION                           VALUE
------------------------------------------------------------
            COMMON STOCKS  -- 69.1%
            ELECTRIC UTILITIES -- 21.7%
   823,532  Alliant Energy Corp.              $   35,395,405
   780,630  American Electric Power Co.,
               Inc.                               57,267,017
   426,834  Duke Energy Corp.                     35,269,293
   722,188  Emera, Inc. (CAD)                     22,283,624
   521,065  Eversource Energy                     32,962,572
 1,855,328  Exelon Corp.                          81,281,920
   835,368  Fortis, Inc. (CAD)                    27,603,409
    70,136  Hydro One Ltd. (CAD) (a)               1,020,247
   234,855  IDACORP, Inc.                         21,902,577
   436,266  NextEra Energy, Inc.                  75,255,885
 1,099,532  PPL Corp.                             33,425,773
    49,037  Southern (The) Co.                     2,208,136
   670,359  Xcel Energy, Inc.                     32,854,295
                                              --------------
                                                 458,730,153
                                              --------------
            EQUITY REAL ESTATE INVESTMENT
               TRUSTS -- 0.6%
   181,617  CorEnergy Infrastructure Trust,
               Inc.                                6,561,822
   339,548  InfraREIT, Inc.                        7,137,299
                                              --------------
                                                  13,699,121
                                              --------------
            GAS UTILITIES -- 4.4%
   163,863  Atmos Energy Corp.                    15,252,368
   104,400  Chesapeake Utilities Corp.             8,294,580
   344,969  New Jersey Resources Corp.            15,558,102
 1,023,151  UGI Corp.                             54,288,392
                                              --------------
                                                  93,393,442
                                              --------------
            MULTI-UTILITIES -- 11.4%
   544,163  ATCO Ltd., Class I (CAD)              15,864,618
   884,375  Canadian Utilities Ltd., Class A
               (CAD)                              20,979,932
   705,149  CMS Energy Corp.                      34,918,978
   610,562  National Grid PLC, ADR                32,665,067
   558,580  NiSource, Inc.                        14,165,589
 1,370,320  Public Service Enterprise Group,
               Inc.                               73,216,198
   138,727  Sempra Energy                         15,276,617
   500,962  WEC Energy Group, Inc.                34,265,801
                                              --------------
                                                 241,352,800
                                              --------------
            OIL, GAS & CONSUMABLE FUELS
               -- 30.7%
11,780,289  Enbridge Energy Management,
               LLC (b)                           124,988,866
 2,736,092  Enbridge Income Fund Holdings,
               Inc. (CAD)                         63,328,439
    67,826  Enbridge, Inc.                         2,110,067
   735,525  EQT Corp.                             24,985,784
 1,218,666  Inter Pipeline Ltd. (CAD)             19,764,153
 1,147,672  Keyera Corp. (CAD)                    28,594,813
 5,715,221  Kinder Morgan, Inc.                   97,273,062
   613,649  ONEOK, Inc.                           40,255,374
 1,696,426  Plains GP Holdings L.P., Class A      36,252,624

SHARES/
UNITS       DESCRIPTION                           VALUE
------------------------------------------------------------
            OIL, GAS & CONSUMABLE FUELS
               (CONTINUED)
   384,592  Targa Resources Corp.             $   19,871,869
 3,302,524  TransCanada Corp.                    124,571,205
 2,814,988  Williams (The) Cos., Inc.             68,488,658
                                              --------------
                                                 650,484,914
                                              --------------
            WATER UTILITIES -- 0.3%
    61,391  American Water Works Co., Inc.         5,434,945
                                              --------------
            TOTAL COMMON STOCKS -- 69.1%       1,463,095,375
            (Cost $1,477,079,876)             --------------

            MASTER LIMITED PARTNERSHIPS
               -- 28.0%
            CHEMICALS -- 0.1%
   110,306  Westlake Chemical Partners, L.P.       2,553,584
                                              --------------
            GAS UTILITIES -- 1.3%
   750,659  AmeriGas Partners, L.P.               26,760,993
                                              --------------
            INDEPENDENT POWER AND
               RENEWABLE ELECTRICITY
               PRODUCERS -- 3.8%
 1,794,766  NextEra Energy Partners, L.P. (c)     81,715,696
                                              --------------
            OIL, GAS & CONSUMABLE FUELS
               -- 22.8%
 1,793,876  Alliance Resource Partners, L.P.      34,424,480
   698,780  BP Midstream Partners, L.P.           12,752,735
   760,025  Enbridge Energy Partners, L.P.         8,025,864
 4,090,552  Energy Transfer, L.P.                 63,567,178
 3,926,272  Enterprise Products Partners, L.P.   105,302,615
   692,800  EQM Midstream Partners, L.P.          31,806,448
 1,180,964  Holly Energy Partners, L.P.           34,389,672
 1,026,922  Magellan Midstream Partners, L.P.     63,340,549
   311,208  MPLX, L.P.                            10,459,701
   519,468  Phillips 66 Partners, L.P.            25,407,180
   511,478  Shell Midstream Partners, L.P.        10,454,610
    61,677  Spectra Energy Partners, L.P.          2,127,857
 1,721,191  TC PipeLines, L.P.                    52,926,623
   274,116  TransMontaigne Partners, L.P.         10,410,926
   296,819  Western Gas Equity Partners, L.P.      8,536,514
   217,416  Western Gas Partners, L.P.             8,600,977
                                              --------------
                                                 482,533,929
                                              --------------
            TOTAL MASTER LIMITED
               PARTNERSHIPS -- 28.0%             593,564,202
            (Cost $593,762,333)               --------------

            TOTAL INVESTMENTS -- 97.1%         2,056,659,577
            (Cost $2,070,842,209) (d)
            NET OTHER ASSETS AND
               LIABILITIES -- 2.9%                61,145,785
                                              --------------
            NET ASSETS -- 100.0%              $2,117,805,362
                                              ==============

                        See Notes to Financial Statements                 Page 7


FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018

(a)   This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(b)   Non-income producing security which makes payment-in-kind ("PIK")
      distributions. For the fiscal year ended October 31, 2018, the Fund received 1,329,560 PIK shares of Enbridge Energy Management, LLC.

(c)   NextEra Energy Partners, L.P. is taxed as a "C" corporation for federal income tax purposes.

(d)   Aggregate cost for federal income tax purposes is $2,081,098,776. As of
      October 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $199,766,997 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $224,206,196. The net unrealized depreciation was $24,439,199.

ADR   American Depositary Receipt

CAD   Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31,
2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                        LEVEL 1        LEVEL 2       LEVEL 3
                    -------------------------------------------
Common Stocks*      $ 1,463,095,375  $        --  $          --
Master Limited
   Partnerships*        593,564,202           --             --
                    -------------------------------------------
Total Investments   $ 2,056,659,577  $        --  $          --
                    ===========================================

* See Portfolio of Investments for industry breakout.

Page 8                  See Notes to Financial Statements


FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2018


ASSETS:
Investments, at value..................................................     $  2,056,659,577
Cash...................................................................           57,026,615
Receivables:
   Investment securities sold..........................................           21,565,253
   Dividends receivable................................................            6,983,031
                                                                            ----------------
      Total Assets.....................................................        2,142,234,476
                                                                            ----------------
LIABILITIES:
Due to custodian foreign currency......................................                    4
Payables:
   Capital shares redeemed.............................................           21,497,793
   Investment advisory fees payables...................................            1,798,126
   Investment securities purchased.....................................            1,133,191
                                                                            ----------------
      Total Liabilities................................................           24,429,114
                                                                            ----------------
NET ASSETS.............................................................     $  2,117,805,362
                                                                            ================
NET ASSETS CONSIST OF:
Paid-in capital........................................................     $  2,268,396,140
Par value..............................................................              935,550
Accumulated distributable earnings (loss)..............................         (151,526,328)
                                                                            ----------------
NET ASSETS.............................................................     $  2,117,805,362
                                                                            ================
NET ASSET VALUE, per share.............................................     $          22.64
                                                                            ================
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................           93,555,000
                                                                            ================
Investments, at cost...................................................     $  2,070,842,209
                                                                            ================
Foreign currency, at cost (proceeds)...................................     $             (4)
                                                                            ================


                        See Notes to Financial Statements                 Page 9


FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2018


INVESTMENT INCOME:
Dividends..............................................................     $     55,000,473
Foreign withholding tax................................................           (3,052,150)
                                                                            ----------------
   Total investment income.............................................           51,948,323
                                                                            ----------------
EXPENSES:
Investment advisory fees...............................................           21,014,341
                                                                            ----------------
   Total expenses......................................................           21,014,341
                                                                            ----------------
NET INVESTMENT INCOME (LOSS)...........................................           30,933,982
                                                                            ----------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................          (13,524,799)
   In-kind redemptions.................................................           38,799,472
   Foreign currency transactions.......................................             (284,360)
                                                                            ----------------
Net realized gain (loss)...............................................           24,990,313
                                                                            ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments.........................................................         (153,749,983)
   Foreign currency translation........................................                3,416
                                                                            ----------------
Net change in unrealized appreciation (depreciation)...................         (153,746,567)
                                                                            ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................         (128,756,254)
                                                                            ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................     $    (97,822,272)
                                                                            ================


Page 10                 See Notes to Financial Statements


FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                               YEAR ENDED             YEAR ENDED
                                                                               10/31/2018             10/31/2017
                                                                            ----------------       ----------------
OPERATIONS:
Net investment income (loss)...........................................     $     30,933,982       $     26,171,504
Net realized gain (loss)...............................................           24,990,313             (3,013,599)
Net change in unrealized appreciation (depreciation)...................         (153,746,567)            24,010,675
                                                                            ----------------       ----------------
Net increase (decrease) in net assets resulting from operations........          (97,822,272)            47,168,580
                                                                            ----------------       ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations..................................................          (42,353,642)
Net investment income..................................................                                 (32,195,764)
Return of capital......................................................          (45,995,871)           (32,255,683)
                                                                            ----------------       ----------------
Total distributions to shareholders....................................          (88,349,513)           (64,451,447)
                                                                            ----------------       ----------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................................          587,184,789            557,930,381
Cost of shares redeemed................................................         (194,184,205)            (8,699,809)
                                                                            ----------------       ----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions.......................................          393,000,584            549,230,572
                                                                            ----------------       ----------------
Total increase (decrease) in net assets................................          206,828,799            531,947,705

NET ASSETS:
Beginning of period....................................................        1,910,976,563          1,379,028,858
                                                                            ----------------       ----------------
End of period..........................................................     $  2,117,805,362       $  1,910,976,563
                                                                            ================       ================
Accumulated net investment income (loss) at end of period..............                            $     (9,754,963)
                                                                                                   ================
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................................           77,855,000             55,705,000
Shares sold............................................................           24,150,000             22,500,000
Shares redeemed........................................................           (8,450,000)              (350,000)
                                                                            ----------------       ----------------
Shares outstanding, end of period......................................           93,555,000             77,855,000
                                                                            ================       ================


                        See Notes to Financial Statements                Page 11


FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                     YEAR ENDED OCTOBER 31,
                                            ------------------------------------------------------------------------
                                                2018           2017           2016           2015           2014
                                            ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period         $    24.55     $    24.76     $    23.03     $    27.72     $    23.40
                                             ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.35           0.44           0.30           0.39           0.45
Net realized and unrealized gain (loss)           (1.33)          0.32           2.37          (4.18)          4.71
                                             ----------     ----------     ----------     ----------     ----------
Total from investment operations                  (0.98)          0.76           2.67          (3.79)          5.16
                                             ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.45)         (0.48)         (0.30)         (0.90)         (0.84)
Return of capital                                 (0.48)         (0.49)         (0.64)            --             --
                                             ----------     ----------     ----------     ----------     ----------
Total distributions                               (0.93)         (0.97)         (0.94)         (0.90)         (0.84)
                                             ----------     ----------     ----------     ----------     ----------
Net asset value, end of period               $    22.64     $    24.55     $    24.76     $    23.03     $    27.72
                                             ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                  (4.03)%         3.06%         12.01%        (13.92)%        22.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $2,117,805     $1,910,977     $1,379,029     $  952,609     $  946,947
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      0.95%          0.95%          0.95%          0.95%          0.95%
Ratio of net investment income (loss) to
   average net assets                              1.40%          1.59%          1.44%          1.47%          1.11%
Portfolio turnover rate (b)                          35%            24%            40%            34%             7%


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 12                 See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2018

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15,
2010, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eight funds that are offering shares. This report covers the First Trust North American Energy Infrastructure Fund (the
"Fund"), which trades under the ticker "EMLP" on the NYSE Arca, Inc. ("NYSE
Arca"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements.
Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek total return. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in energy infrastructure companies, which principally include publicly-traded master limited partnerships and limited liability companies taxed as partnerships ("MLPs"), MLP affiliates, pipeline companies, utilities, and other companies that derive the majority of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, "Energy Infrastructure
Companies"). In addition, under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in equity derivatives of companies headquartered or incorporated in the United States or
Canada.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB")
Accounting Standards Codification ("ASC") Topic 946, "Financial
Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America
("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities.
The Fund's NAV is calculated by dividing the value of all assets of the Fund
(including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of the market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"),
in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, MLPs and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the
      London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

                                                                         Page 13


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2018

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9)    the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1)    the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5)    the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8)    whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2018

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2018, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

C. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the exchange rates prevailing at the end of the period.
Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in
"Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments"
on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of
Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statement of Operations.

D. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Dividends from net investment income of the Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by the Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October
31, 2018 and 2017 was as follows:

Distributions paid from:                               2018            2017

Ordinary income.................................   $  42,353,642   $  32,195,764
Capital gains...................................              --              --
Return of capital...............................      45,995,871      32,255,683

As of October 31, 2018, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income...................   $          --
Accumulated capital and other gain (loss).......    (127,085,041)
Net unrealized appreciation (depreciation)......     (24,441,287)

                                                                         Page 15


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2018

E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2018, the
Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $127,085,041.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2018, the Fund had no net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2015,
2016, 2017, and 2018 remain open to federal and state audit. As of October 31,
2018, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2018, the adjustments for the Fund were as follows:

                                ACCUMULATED
            ACCUMULATED        NET REALIZED
          NET INVESTMENT        GAIN (LOSS)
           INCOME (LOSS)      ON INVESTMENTS      PAID-IN CAPITAL
          ---------------     ---------------     ---------------
          $    24,247,537     $   (51,856,225)    $    27,608,688

F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

G. NEW ACCOUNTING PRONOUNCEMENT

On August 28, 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13,
"Disclosure Framework - Changes to the Disclosure Requirements for Fair Value
Measurement," which amends the fair value measurement disclosure requirements of
ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after
December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU.
The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2018

The Fund and First Trust have retained Energy Income Partners, LLC ("EIP" or the
"Sub-Advisor"), an affiliate of First Trust, to serve as the Fund's investment sub-advisor. In this capacity, EIP is responsible for the selection and ongoing monitoring of the securities in the Fund's investment portfolio. Pursuant to the
Investment Management Agreement between the Trust and the Advisor, First Trust will supervise EIP and its management of the investment of the Fund's assets and will pay EIP for its services as the Fund's sub-advisor. First Trust will also be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.
The Fund has agreed to pay First Trust an annual unitary management fee equal to
0.95% of its average daily net assets. EIP receives a sub-advisory fee from
First Trust equal to 45% of any remaining monthly investment management fee paid to First Trust after the average Fund expenses accrued during the most recent twelve months are subtracted from the investment management fee in a given month.

First Trust Capital Partners, LLC ("FTCP"), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and
EIP Partners, LLC, an affiliate of EIP.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee
Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended October 31, 2018, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $756,236,143 and $744,646,471, respectively.

For the fiscal year ended October 31, 2018, the cost of in-kind purchases and proceeds from in-kind sales were $550,779,539 and $181,873,062, respectively.

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an
"Authorized Participant"). In order to purchase Creation Units of the Fund, an
Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation
Unit Aggregation) and the market value of the Deposit Securities, and/or (ii)
cash in lieu of all or a portion of the Deposit Securities. If the Cash
Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash
Component. If the Cash Component is a negative number (i.e., the NAV per
Creation Unit Aggregation is less than the Deposit Amount), the Authorized
Participant will receive the Cash Component. Authorized Participants purchasing
Creation Units must pay to BNYM, as transfer agent, a creation transaction fee
(the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently
$500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if

                                                                         Page 17


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2018

applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite
Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The
Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The
Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2020.

                               7. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND IV:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust North American Energy
Infrastructure Fund (the "Fund"), one of the funds constituting First Trust
Exchange-Traded Fund IV, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31,
2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of
America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 17, 2018

We have served as the auditor of one or more First Trust investment companies since 2001.

                                                                         Page 19


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2018 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the
SEC for the first and third quarters of each fiscal year on Form N-Q. The
Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the SEC's website at www.sec.gov.

Beginning in April 2019, the Trust will cease to disclose the Fund's holdings on
Form N-Q and will file Form N-PORT with the SEC on a monthly basis. Part F of
Form N-PORT, which contains the complete schedule of the Fund's portfolio holdings, will be made available in the same manner as Form N-Q discussed above.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2018, the following percentages of income dividend paid by the Fund qualified for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:

        Dividends Received Deduction              Qualified Dividend Income
        ----------------------------              -------------------------
                   73.61%                                  100.00%

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO SOME OR ALL OF THE FUNDS ARE IDENTIFIED BELOW, BUT NOT ALL OF THE
MATERIAL RISKS RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT. THE MATERIAL
RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT IN ITS PROSPECTUS, STATEMENT OF
ADDITIONAL INFORMATION AND OTHER REGULATORY FILINGS. BEFORE INVESTING, YOU
SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES,
AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR
CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS,
WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a Fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if the Fund were more broadly diversified. A Fund that tracks an index will be concentrated to the extent the Fund's corresponding index is concentrated. A concentration makes a Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not concentrated.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The Funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a Fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a Fund uses derivative instruments such as futures contracts, options contracts and swaps, the Fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the
Fund.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2018 (UNAUDITED)

EQUITY SECURITIES RISK. To the extent a Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a Fund invests in fixed income securities, the Fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a Fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a Fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

FUND OF FUNDS RISK. To the extent a Fund invests in the securities of other investment vehicles, the Fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the Fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the Fund invests.

INDEX CONSTITUENT RISK. Certain Funds may be a constituent of one or more indices. As a result, such a Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a Fund's net asset value could be negatively impacted and the Fund's market price may be significantly below its net asset value during certain periods.

INDEX PROVIDER RISK. To the extent a Fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the Fund and its shareholders.

MANAGEMENT RISK. To the extent that a Fund is actively managed, it is subject to management risk. In managing an actively-managed Fund's investment portfolio, the Fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objective.

MARKET RISK. Securities held by a Fund, as well as shares of a Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.

                                                                         Page 21


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2018 (UNAUDITED)

NON-U.S. SECURITIES RISK. To the extent a Fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S.
securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

          NOT FDIC INSURED   NOT BANK GUARANTEED   MAY LOSE VALUE

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AND
SUB-ADVISORY AGREEMENTS

The Board of Trustees (the "Board") of First Trust Exchange-Traded Fund IV (the
"Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement")
with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the
First Trust North American Energy Infrastructure Fund (the "Fund") and the
Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Trust on behalf of the
Fund, the Advisor and Energy Income Partners, LLC (the "Sub-Advisor"). The Board
approved the continuation of the Agreements for a one-year period ending June
30, 2019 at a meeting held on June 11, 2018. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds
(all of which were exchange-traded funds ("ETFs") and exchange-traded notes
("ETNs")) compiled by Management Practice, Inc. ("MPI"), an independent source
(the "Peer Group"), and as compared to fees charged to other clients of the
Advisor, including other ETFs managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; expenses of the
Fund as compared to expense ratios of the funds and ETNs in the Peer Group;
performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any;
financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the
Advisor and its affiliates, First Trust Portfolios L.P. ("FTP") and First Trust
Capital Partners, LLC ("FTCP"), and the Sub-Advisor; and information on the
Advisor's and the Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April
meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The
Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the
Sub-Advisor continue to be reasonable business arrangements from the Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the
Sub-Advisor manage the Fund and knowing the Fund's unitary fee.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the
Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the
Trust and the Fund and reviewed all of the services provided by the Advisor to


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2018 (UNAUDITED)

the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted
that the Advisor oversees the Sub-Advisor's day-to-day management of the Fund's investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the Sub-Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the
Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 23, 2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund's investments. In addition to the written materials provided by the Sub-Advisor, at the June 11, 2018 meeting, the Board also received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor's day-to-day management of the
Fund's investments. In considering the Sub-Advisor's management of the Fund, the
Board noted the background and experience of the Sub-Advisor's portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the
Agreements have been and are expected to remain satisfactory and that the
Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with the its investment objective, policies and restrictions.

The Board considered the unitary fee rate payable by the Fund under the Advisory
Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds and ETNs in the Peer Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund's Peer Group included peer funds and ETNs that pay a unitary fee and because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund was above the median total (net) expense ratio of the peer funds and ETNs in the Peer Group. With respect to the Peer Group, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer
Group and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that there were no other actively-managed ETFs investing primarily in MLP securities and that most of the members of the Peer Group were index-based ETFs and ETNs, and different business models that may affect the pricing of services among ETF sponsors. The
Board also noted that none of the peer funds or ETNs employed an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the
Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2017 to the performance of the peer funds and ETNs in the
Peer Group, a blended benchmark index and a broad-based index. Based on the information provided, the Board noted that the Fund outperformed the Peer Group average for the one-, three- and five-year periods ended December 31, 2017. The
Board also noted that the Fund outperformed the blended benchmark index for the five-year period ended December 31, 2017 but underperformed the blended benchmark for the one- and three-year periods ended December 31, 2017 and the broad-based index for the one-, three- and five-year periods ended December 31,
2017.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the
Agreements.

                                                                         Page 23


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2018 (UNAUDITED)

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in infrastructure and personnel. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the
Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs
(including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2017 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board noted that FTCP, has an ownership interest in the Sub-Advisor and considered potential fall-out benefits to the
Advisor from such ownership interest. The Board also considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

The Board considered that the Sub-Advisor's investment services expenses are primarily fixed, and that the Sub-Advisor has made recent investments in personnel and infrastructure and expects its expenses to increase over the next twelve months as it continues to make investments in additional personnel. The
Board did not review the profitability of the Sub-Advisor with respect to the
Fund. The Board noted that the Advisor pays the Sub-Advisor from the unitary fee, and its understanding that the Fund's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the
Fund, including soft-dollar arrangements, and considered a summary of such arrangements. The Board also considered the potential fall-out benefits to the
Sub-Advisor from FTCP's ownership interest in the Sub-Advisor. The Board concluded that the character and amount of potential fall-out benefits to the
Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the
U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust North American Energy
Infrastructure Fund (the "Fund"), in certain member states in the European
Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the "Directive"). First
Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2017, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $924,041. This figure is comprised of $37,186 paid (or to be paid) in fixed compensation and
$886,855 paid (or to be paid) in variable compensation. There were a total of 14 beneficiaries of the remuneration described above. Those amounts include
$646,939 paid (or to be paid) to senior management of First Trust Advisors L.P.
and $277,102 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors
L.P. or the Funds (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration
Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i.    to provide a clear link between remuneration and performance of
            First Trust and to avoid rewarding for failure;

      ii.   to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii.  to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First
            Trust in a manner that avoids conflicts of interest.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2018 (UNAUDITED)

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest.
First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust.
Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

                                                                         Page 25


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2018 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                    NUMBER OF            OTHER
                                                                                                  PORTFOLIOS IN     TRUSTEESHIPS OR
                                                                                                 THE FIRST TRUST     DIRECTORSHIPS
           NAME,               TERM OF OFFICE AND                                                 FUND COMPLEX      HELD BY TRUSTEE
     YEAR OF BIRTH AND         YEAR FIRST ELECTED             PRINCIPAL OCCUPATIONS                OVERSEEN BY        DURING PAST
   POSITION WITH THE FUND         OR APPOINTED                 DURING PAST 5 YEARS                   TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term    Physician, Officer, Wheaton Orthopedics;           159        None
(1951)                                              Limited Partner, Gundersen Real Estate
                               o Since Inception    Limited Partnership (June 1992 to
                                                    December 2016); Member, Sportsmed LLC
                                                    (April 2007 to November 2015)

Thomas R. Kadlec, Trustee      o Indefinite Term    President, ADM Investors Services, Inc.            159        Director of ADM
(1957)                                              (Futures Commission Merchant)                                 Investor Services,
                               o Since Inception                                                                  Inc., ADM
                                                                                                                  Investor Services
                                                                                                                  International,
                                                                                                                  Futures Industry
                                                                                                                  Association, and
                                                                                                                  National Futures
                                                                                                                  Association

Robert F. Keith, Trustee       o Indefinite Term    President, Hibs Enterprises (Financial and         159        Director of Trust
(1956)                                              Management Consulting)                                        Company of
                               o Since Inception                                                                  Illinois

Niel B. Nielson, Trustee       o Indefinite Term    Senior Advisor (August 2018 to Present),           159        Director of
(1954)                                              Managing Director and Chief Operating                         Covenant
                               o Since Inception    Officer (January 2015 to August 2018),                        Transport Inc.
                                                    Pelita Harapan Educational Foundation                         (May 2003 to
                                                    (Educational Product and Services);                           May 2014)
                                                    President and Chief Executive Officer
                                                    (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products
                                                    and Services); President and Chief
                                                    Executive Officer (June 2012 to September
                                                    2014), Dew Learning LLC (Educational
                                                    Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term    Chief Executive Officer, First Trust               159        None
Chairman of the Board                               Advisors L.P. and First Trust Portfolios
(1955)                         o Since Inception    L.P.; Chairman of the Board of Directors,
                                                    BondWave LLC (Software Development
                                                    Company) and Stonebridge Advisors LLC
                                                    (Investment Advisor)


-----------------------------

(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2018 (UNAUDITED)


     NAME AND             POSITION AND OFFICES         TERM OF OFFICE AND                     PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH               WITH TRUST              LENGTH OF SERVICE                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief Executive   o Indefinite Term      Managing Director and Chief Financial Officer
(1966)                Officer                                                (January 2016 to Present), Controller (January 2011
                                                      o Since January 2016   to January 2016), Senior Vice President (April 2007
                                                                             to January 2016), First Trust Advisors L.P. and First
                                                                             Trust Portfolios L.P.; Chief Financial Officer
                                                                             (January 2016 to Present), BondWave LLC
                                                                             (Software Development Company) and Stonebridge
                                                                             Advisors LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial      o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief                                      President (April 2012 to July 2016), First Trust
                      Accounting Officer              o Since January 2016   Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine      Secretary and Chief             o Indefinite Term      General Counsel, First Trust Advisors L.P. and
(1960)                Legal Officer                                          First Trust Portfolios L.P.; Secretary and General
                                                      o Since Inception      Counsel, BondWave LLC; Secretary, Stonebridge
                                                                             Advisors LLC

Daniel J. Lindquist   Vice President                  o Indefinite Term      Managing Director, First Trust Advisors L.P. and
(1970)                                                                       First Trust Portfolios L.P.
                                                      o Since Inception

Kristi A. Maher       Chief Compliance Officer        o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                                and First Trust Portfolios L.P.
                                                      o Since Inception

Roger F. Testin       Vice President                  o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
(1966)                                                                       and First Trust Portfolios L.P.
                                                      o Since Inception

Stan Ueland           Vice President                  o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
(1970)                                                                       and First Trust Portfolios L.P.
                                                      o Since Inception


-----------------------------

(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                         Page 27


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2018 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews,
            applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies".
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

May 2017


FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
10 Wright Street
Westport, CT 06880

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

First Trust Senior Loan Fund (FTSL)

Annual Report
For the Year Ended
October 31, 2018


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                 ANNUAL REPORT
                                OCTOBER 31, 2018

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Senior Loan Fund; hereinafter referred to as the
"Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the
Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2018

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the First Trust
Senior Loan Fund (the "Fund"), which contains detailed information about the
Fund for the twelve months ended October 31, 2018, including a market overview and a performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.

As I mentioned in my April 2018 letter, 2017 was a very strong year for U.S. and global markets. Investors were rewarded with rising markets and very little volatility. As 2018 began, investors were hoping for another strong year in the markets. For the entire first quarter, however, increased market volatility was the norm for U.S. and global markets. The markets continued their volatility throughout the second quarter. During April and May, the Dow Jones Industrial
Average ("DJIA") closed out each month slightly down, but ended both June and
July slightly up. August was a strong month for stocks, and the DJIA finished
August just under its previous high in January of 2018. At the close of the third quarter in September, the markets had moved higher into positive territory. In fact, all three major U.S. indices (the Nasdaq Composite Index, the DJIA and the S&P 500(R) Index) hit record levels during the third quarter.
In October, markets were again very volatile, surprising analysts and investors alike. Both global and U.S. markets fell on fears of slowing growth, trade wars and higher interest rates. The DJIA was down 5% for October and the MSCI EAFE
Index, an index of stocks in 21 developed markets (excluding the U.S. and
Canada), was down 9% for the same period.

Based on continued strong job growth and the economic outlook in the U.S., the
Federal Reserve (the "Fed") raised interest rates in March, June and September.
At their September meeting, the Fed also indicated the possibility of one more rate hike in 2018 as well as three more rate hikes in 2019.

Trade tensions have had an impact on markets around the world and could continue to do so in the future. However, our economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk about more equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.

We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.

Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST SENIOR LOAN FUND (FTSL)

The First Trust Senior Loan Fund's (the "Fund") primary investment objective is to provide high current income. The Fund's secondary investment objective is the preservation of capital. Under normal market conditions, the Fund seeks to outperform each of the S&P/LSTA U.S. Leveraged Loan 100 Index and the Markit
iBoxx USD Liquid Leveraged Loan Index by investing at least 80% of its net assets (including investment borrowings) in first lien senior floating rate bank loans ("Senior Loans"). The S&P/LSTA U.S. Leveraged Loan 100 Index (the "Primary
Index") is a market value-weighted index designed to measure the performance of the largest segment of the U.S. syndicated leveraged loan market. The Primary
Index consists of 100 loan facilities drawn from a larger benchmark, the
S&P/LSTA Leveraged Loan Index. The Markit iBoxx USD Leveraged Loan Index (the
"Secondary Index") selects the 100 most liquid Senior Loans in the market. The
Fund does not seek to track either the Primary or Secondary Index. It is anticipated that the Fund, in accordance with its principal investment strategy, will invest approximately 50% to 75% of its net assets in Senior Loans that are eligible for inclusion in and meet the liquidity thresholds of the Primary and/or the Secondary Indices at the time of investment.

A Senior Loan is an advance or commitment of funds made by one or more banks or similar financial institutions to one or more corporations, partnerships or other business entities and typically pays interest at a floating or adjusting rate that is determined periodically at a designated premium above a base lending rate, most commonly the London Interbank Offered Rate ("LIBOR"). A
Senior Loan is considered senior to all other unsecured claims against the borrower, senior to or equal with all other secured claims; this means that in the event of a bankruptcy, the Senior Loan, together with other first lien claims, is entitled to be the first to be repaid out of proceeds of the assets securing the loans, before other existing unsecured claims or interests receive repayment. However, in bankruptcy proceedings, there may be other claims, such as taxes or additional advances that take precedence.

When identifying prospective investment opportunities in Senior Loans, First
Trust Advisors L.P., the Fund's investment advisor, currently intends to invest primarily in Senior Loans that are below investment grade quality at the time of investment, and relies on fundamental credit analysis in an effort to attempt to minimize the loss of the Fund's capital and to select assets that provide attractive relative value. Securities rated below investment grade, commonly referred to as "junk" or "high yield" securities, include securities that are rated Ba1/BB+/BB+ or below by Moody's Investors Service, Inc. ("Moody's"), Fitch
Inc., or Standard & Poor's, Inc. ("S&P"), respectively. The Fund may also invest in unrated securities deemed by the investment advisor to be of comparable quality to those securities rated below investment grade. The investment advisor does not intend to purchase Senior Loans that are in default; however, the Fund may hold a Senior Loan that has defaulted subsequent to its purchase by the
Fund.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL                           CUMULATIVE
                                                                     TOTAL RETURNS                          TOTAL RETURNS
                                          1 Year Ended    5 Years Ended    Inception (5/1/13)    5 Years Ended    Inception (5/1/13)
                                            10/31/18        10/31/18          to 10/31/18          10/31/18          to 10/31/18
FUND PERFORMANCE
NAV                                          3.03%            3.11%              2.99%              16.53%              17.60%
Market Price                                 2.99%            3.08%              3.01%              16.39%              17.74%

INDEX PERFORMANCE
Markit iBoxx USD Liquid Leveraged
   Loan Index                                3.96%            2.81%              2.74%              14.85%              16.03%
S&P/LSTA U.S. Leveraged Loan 100 Index       4.17%            3.34%              3.26%              17.87%              19.31%
------------------------------------------------------------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SENIOR LOAN FUND (FTSL)

-------------------------------------------------------
                                      % OF SENIOR LOANS
                                          AND OTHER
INDUSTRY CLASSIFICATION                 SECURITIES(1)
-------------------------------------------------------
Hotels, Restaurants & Leisure               12.1%
Health Care Providers & Services            11.5
Software                                    10.3
Pharmaceuticals                              7.3
Media                                        6.9
Life Sciences Tools & Services               5.4
Diversified Financial Services               5.0
Capital Markets                              4.8
Insurance                                    3.9
Food & Staples Retailing                     2.4
Professional Services                        2.3
Electric Utilities                           2.3
Containers & Packaging                       2.2
Building Products                            2.2
Auto Components                              2.1
Diversified Consumer Services                2.0
Commercial Services & Supplies               2.0
Health Care Equipment & Supplies             1.9
Technology Hardware, Storage &
   Peripherals                               1.5
Health Care Technology                       1.5
Diversified Telecommunication Services       1.5
Industrial Conglomerates                     1.4
Oil, Gas & Consumable Fuels                  1.0
Chemicals                                    1.0
Food Products                                1.0
Household Products                           0.8
Entertainment                                0.6
Aerospace & Defense                          0.6
Real Estate Management & Development         0.6
Household Durables                           0.5
Semiconductors & Semiconductor
   Equipment                                 0.4
Specialty Retail                             0.3
Construction & Engineering                   0.3
Personal Products                            0.2
Trading Companies & Distributors             0.1
Machinery                                    0.1
Construction Materials                       0.0*
Energy Equipment & Services                  0.0*
Wireless Telecommunication Services          0.0*
                                          --------
     Total                                 100.0%
                                          ========

* Amount represents less than 0.1%.

-------------------------------------------------------
                                      % OF SENIOR LOANS
                                          AND OTHER
ASSET CLASSIFICATION                    SECURITIES(1)
-------------------------------------------------------
Senior Floating-Rate Loan Interests         88.4%
Corporate Bonds                              6.9
Exchange-Traded Fund                         4.0
Foreign Corporate Bonds                      0.7
Rights                                       0.0*
                                          --------
     Total                                 100.0%
                                          ========

-------------------------------------------------------
                                      % OF SENIOR LOANS
                                          AND OTHER
CREDIT QUALITY (S&P RATINGS)(2)       DEBT SECURITIES(1)
-------------------------------------------------------
BBB+                                         0.2%
BBB-                                         8.5
BB+                                          5.8
BB                                          10.5
BB-                                         16.3
B+                                          26.0
B                                           21.5
B-                                          10.2
CCC+                                         0.7
CCC                                          0.1
D                                            0.2
                                          --------
     Total                                 100.0%
                                          ========

-------------------------------------------------------
                                      % OF SENIOR LOANS
                                          AND OTHER
TOP 10 ISSUERS                          SECURITIES(1)
-------------------------------------------------------
First Trust Enhanced Short Maturity ETF      4.0%
Bausch Health Cos., Inc.                     3.7
Caesars Resort Collection LLC                2.2
Vistra Operations Company LLC                2.1
Stars Group Holdings B.V.                    2.0
Reynolds Group Holdings, Inc.                2.0
Parexel International Corp.                  1.9
AlixPartners, LLP                            1.9
Amwins Group, Inc.                           1.9
DJO Finance LLC                              1.8
                                          --------
     Total                                  23.5%
                                          ========

(1)   Percentages are based on long-term positions. Money market funds are excluded.

(2)   The ratings are by Standard & Poor's Ratings Group, a division of The
      McGraw-Hill Companies, Inc. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of
      BBB- or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the
      Fund or its shares. Credit ratings are subject to change.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SENIOR LOAN FUND (FTSL)


                     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                           MAY 1, 2013 - OCTOBER 31, 2018

           First Trust Senior     Markit iBoxx USD Liquid     S&P/LSTA U.S. Leveraged
               Loan Fund           Leveraged Loan Index           Loan 100 Index
5/1/13          $10,000                  $10,000                     $10,000
10/31/13         10,092                   10,103                      10,122
4/30/14          10,275                   10,323                      10,338
10/31/14         10,385                   10,389                      10,434
4/30/15          10,637                   10,594                      10,589
10/31/15         10,567                   10,280                      10,268
4/30/16          10,763                   10,484                      10,527
10/31/16         11,034                   10,826                      10,968
4/30/17          11,247                   11,026                      11,260
10/31/17         11,414                   11,161                      11,452
4/30/18          11,592                   11,404                      11,708
10/31/18         11,760                   11,602                      11,929


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 1, 2013 through
October 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                          NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                    AT/ABOVE NAV                                   BELOW NAV
                      ----------------------------------------      ----------------------------------------
                      0.00%-     0.50%-     1.00%-                  0.00%-     0.50%-     1.00%-
FOR THE PERIOD        0.49%      0.99%      1.99%      >=2.00%      0.49%      0.99%      1.99%      >=2.00%
11/1/13 - 10/31/14     197          0          0          0           54          1          0          0
11/1/14 - 10/31/15     180         20          1          0           50          0          0          0
11/1/15 - 10/31/16     185          2          0          0           65          0          0          0
11/1/16 - 10/31/17     231          0          0          0           21          0          0          0
11/1/17 - 10/31/18     242          0          0          0           10          0          0          0



--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                 ANNUAL REPORT
                          OCTOBER 31, 2018 (UNAUDITED)

                                    ADVISOR

The First Trust Advisors L.P. ("First Trust") Leveraged Finance Team is
comprised of 15 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of October 31, 2018, the First
Trust Leveraged Finance Team managed or supervised approximately $4.5 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including two closed-end funds, an open-end fund, four exchange-traded funds, one UCITS fund and a series of unit investment trusts on behalf of retail and institutional clients.

                           PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA - SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER
SCOTT D. FRIES, CFA - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER

                                   COMMENTARY

The First Trust Senior Loan Fund (the "Fund") is an actively managed exchanged-traded fund. The Fund's primary investment objective is to provide high current income, with a secondary objective of preservation of capital.

MARKET RECAP

Economic growth, low unemployment, and strong consumer sentiment have led to asset prices increasing throughout the 12-month period ended October 31, 2018.
However, the effects of these positive developments were dampened by fears surrounding increasing interest rates. Meanwhile, global economic growth concerns were fueled by fears of a trade war. For the 12-month period ended
October 31, 2018, equities posted a solid return with the S&P 500(R) Index up
7.35%. Interest rates, as measured by the 10-year U.S. Treasury bond, finished at 3.14% as of October 31, 2018, up from 2.38% at the start of the fiscal year.
Senior loans, as measured by the S&P/LSTA Leveraged Loan Index, were up 4.54% in the period while high-yield bonds, as measured by the ICE BofAML US High Yield
Constrained Index, were up 0.86%.

Senior Loan Market

The senior loan market experienced positive total returns in 11 of the 12 months in the period. As a result, senior loan spreads over 3-month London Interbank
Offered Rate ("LIBOR") declined 18 basis points ("bps") during the prior year period to L+389 bps. This is slightly favorable to the pre-credit crisis average spread of L+372 (December 1997 - June 2007) but is inside the long-term average spread of L+515 (December 1997 - October 2018).

Lower quality senior loans outperformed higher quality senior loans in the period, which was a continuation of the trend in the prior year period. CCC rated issues returned 8.82%, outperforming the 4.85% return of B rated issues, and outperforming the 3.68% return of BB rated issues in the period. The average price of senior loans in the market was relatively flat as prices began the period at $98.16 and ended the period at $98.14.

Default Rates

During the 12-month period ended October 31, 2018, default rates increased within the S&P/LSTA Leveraged Loan Index. The last twelve months ("LTM") default rate within the senior loan market ended the period at 1.92% compared to the
1.51% default rate one year ago. Default activity increased during the period due to the February default of iHeartMedia, the largest default by par amount outstanding since 2014. We continue to believe the low default rate in senior loans is reflective of the relatively sound financial condition of most companies, the lack of near-term debt maturities, and the strong backdrop of a healthy macroeconomic environment.

FUND PERFORMANCE

The Fund returned 3.03% on a net asset value ("NAV") basis and 2.99% on a market price basis over the last 12 months, underperforming the S&P/LSTA U.S. Leveraged
Loan 100 Index return of 4.17% over the same time period.

The Fund held 239 individual positions diversified across 39 industries at the end of the reporting period. Hotels, Restaurants & Leisure, Health Care
Providers & Services, and Software were the Fund's top three industry exposures at the end of the period. By comparison, the Fund held 236 individual positions across 34 industries at October 31, 2017. The Fund modestly reduced its allocation to high-yield bonds from 9.24% to 7.57% throughout the period, a reduction of 167 bps. The Fund's duration remained low throughout the period and declined from 0.54 years to 0.47 years.

                                                                          Page 5


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                 ANNUAL REPORT
                          OCTOBER 31, 2018 (UNAUDITED)

The Fund's asset selection within the lodging & casinos industry was the primary contributor to performance during the period. Within the lodging & casinos industry, the Fund's holdings benefitted from a shift to online gaming and growth in consumer spending. Another benefit to the Fund's performance during the period was its asset selection within the pharmaceuticals industry. Certain drug manufacturers held by the Fund reported improved operating results and improved balance sheets. The Fund also benefitted from its asset selection within the aerospace & defense sector.

Offsetting those positive contributors to performance was the Fund's above average level of cash due to 40% growth in the Fund's assets relative to the prior year. In addition, the Fund's underweight position within the oil & gas industry proved to be a headwind as oil & gas was one of the best performing industries over the prior year with a 7.13% total return in the broader S&P/LSTA
Leveraged Loan Index. We tend to underweight commodity sensitive businesses in the Fund given our disciplined selection criteria which favors less cyclical business profiles. Finally, the Fund's selection within the healthcare industry detracted from performance as the Fund's overweight position in a hospital operator traded down due to reporting weaker than expected results coupled with an above average debt burden.

The Fund's most recent monthly distribution of $0.17 per share is $0.03/share higher than the monthly distribution paid in October 2017. Over the last year,
3-month LIBOR increased by 118 bps. The increase in LIBOR has been the primary factor moving the distribution rate higher. At the end of the period, the effective yield based on the distributions for the trailing twelve months was
4.08% based on NAV.

MARKET AND FUND OUTLOOK

We believe that with the potential for additional interest rate hikes on the horizon, short term interest rates, notably LIBOR, should continue to increase during the remainder of 2018 and into 2019. Importantly, the default rate for senior loan and high-yield issuers remains low and we believe they are likely to remain low given the overall health of the U.S. economy.

We remain confident that the favorable backdrop for the macro economy will persist for the near to intermediate term and that we are in a healthy part of the economic cycle to own senior loans. As we evaluate new investment opportunities, decisions will continue to be rooted in our rigorous bottom-up credit analysis and our focus will remain on identifying the opportunities that we believe offer the best risk and reward balance.


FIRST TRUST SENIOR LOAN FUND (FTSL)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2018 (UNAUDITED)

As a shareholder of First Trust Senior Loan Fund (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2018.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------------------------------------------------
                                                                                         ANNUALIZED
                                                                                        EXPENSE RATIO     EXPENSES PAID
                                                   BEGINNING            ENDING          BASED ON THE        DURING THE
                                                 ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                  MAY 1, 2018      OCTOBER 31, 2018      PERIOD (a)       PERIOD (a) (b)
------------------------------------------------------------------------------------------------------------------------
FIRST TRUST SENIOR LOAN FUND (FTSL)
Actual                                             $1,000.00          $1,014.50             0.85%             $4.32
Hypothetical (5% return before expenses)           $1,000.00          $1,020.92             0.85%             $4.33


(a)   Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.

(b)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2018 through October 31, 2018), multiplied by 184/365 (to reflect the six-month period).

                                                                          Page 7


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2018


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS -- 88.0%

                  AEROSPACE & DEFENSE -- 0.6%
$      2,362,479  Science Applications International Corp., Term Loan B, 1 Mo.
                     LIBOR + 1.75%, 0.00% Floor...................................      4.05%        10/31/25    $     2,356,573
       4,516,897  Transdigm, Inc., Term Loan F, 1 Mo. LIBOR + 2.50%,
                     0.00% Floor..................................................      4.80%        06/09/23          4,489,886
       4,479,888  Transdigm, Inc., Tranche E Term Loan, 1 Mo. LIBOR + 2.50%,
                     0.00% Floor..................................................      4.80%        05/30/25          4,453,098
                                                                                                                 ---------------
                                                                                                                      11,299,557
                                                                                                                 ---------------
                  ALTERNATIVE CARRIERS -- 0.7%
      12,998,972  Level 3 Financing, Inc., Tranche B 2024 Term Loan, 1 Mo.
                     LIBOR + 2.25%, 0.00% Floor...................................      4.53%        02/22/24         13,005,082
                                                                                                                 ---------------
                  APPLICATION SOFTWARE -- 4.2%
      12,285,880  CCC Information Services, Inc., Term Loan B, 1 Mo. LIBOR +
                     3.00%, 1.00% Floor...........................................      5.31%        04/26/24         12,288,092
       2,294,293  Hyland Software, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%,
                     0.75% Floor..................................................      5.49%        07/01/24          2,305,283
       6,402,087  Infor (US), Inc. (fka Lawson Software, Inc.), Term Loan B-6,
                     3 Mo. LIBOR + 2.75%, 1.00% Floor.............................      5.14%        02/02/22          6,374,878
       8,487,705  Informatica Corp., Term Loan B, 1 Mo. LIBOR + 3.25%,
                     0.00% Floor..................................................      5.55%        08/06/22          8,516,903
       2,742,431  Kronos, Inc., Term Loan B, 3 Mo. LIBOR + 3.00%,
                     0.00% Floor..................................................      5.34%        11/01/23          2,744,570
       1,658,426  Micro Focus International (MA Financeco LLC), Miami Escrow
                     Term Loan B3, 1 Mo. LIBOR + 2.50%, 0.00% Floor...............      4.80%        06/21/24          1,652,721
      11,199,761  Micro Focus International (MA Financeco LLC), Seattle Spinco
                     Term Loan B, 1 Mo. LIBOR + 2.50%, 0.00% Floor................      4.80%        06/21/24         11,161,234
      15,568,545  Mitchell International, Inc., Term Loan (First Lien), 1 Mo.
                     LIBOR + 3.25%, 0.00% Floor...................................      5.55%        11/30/24         15,490,703
       3,852,067  Qlik Technologies (Project Alpha Intermediate Holding, Inc.),
                     Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor................      5.94%        04/26/24          3,832,807
      14,086,913  RP Crown Parent (JDA Software Group), Term Loan B, 1 Mo.
                     LIBOR + 2.75%, 1.00% Floor...................................      5.05%        10/12/23         14,048,174
                                                                                                                 ---------------
                                                                                                                      78,415,365
                                                                                                                 ---------------
                  ASSET MANAGEMENT & CUSTODY BANKS -- 0.8%
       2,898,307  American Beacon Advisors, Inc. (Resolute/Astro AB), Term
                     Loan B, 3 Mo. LIBOR + 3.25%, 1.00% Floor.....................      5.64%        04/30/22          2,911,002
       1,840,000  First Eagle Investment Management, Term Loan B, 2 Mo. LIBOR
                     + 2.75%, 0.00% Floor.........................................      5.14%        12/01/24          1,842,300
       2,575,441  Harbourvest Partners L.P., Term Loan B, 1 Mo. LIBOR + 2.75%,
                     0.00% Floor..................................................      4.53%        03/01/25          2,572,222
       1,869,283  Victory Capital Holdings, Term Loan B, 3 Mo. LIBOR + 2.75%,
                     0.00% Floor..................................................      5.14%        02/15/25          1,871,619
       5,026,725  Virtus Investment Partners, Term Loan B, 3 Mo. LIBOR + 2.50%,
                     0.75% Floor..................................................      4.91%        06/01/24          5,033,008
                                                                                                                 ---------------
                                                                                                                      14,230,151
                                                                                                                 ---------------
                  AUTO PARTS & EQUIPMENT -- 1.9%
       2,947,438  American Axle & Manufacturing Holdings, Inc., Term Loan B,
                     1 Mo. LIBOR + 2.25%, 0.75% Floor.............................      4.54%        04/06/24          2,930,873
       2,001,801  American Axle & Manufacturing Holdings, Inc., Term Loan B,
                     3 Mo. LIBOR + 2.25%, 0.75% Floor.............................      4.74%        04/06/24          1,990,551


Page 8                  See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  AUTO PARTS & EQUIPMENT (CONTINUED)
$     23,068,667  Gates Global LLC, Initial B-2 Dollar Term Loan, 1 Mo. LIBOR
                     + 2.75%, 1.00% Floor.........................................      5.05%        03/31/24    $    23,079,048
       2,794,557  Lumileds (Bright Bidco B.V.), Term Loan B, 1 Mo. LIBOR +
                     3.50%, 1.00% Floor...........................................      5.80%        06/30/24          2,729,360
       5,853,962  Lumileds (Bright Bidco B.V.), Term Loan B, 3 Mo. LIBOR +
                     3.50%, 1.00% Floor...........................................      5.89%        06/30/24          5,717,389
         269,909  Tower Automotive Holdings USA LLC, Term Loan B, 1 Mo.
                     LIBOR + 2.75%, 0.00% Floor...................................      5.06%        03/07/24            269,234
                                                                                                                 ---------------
                                                                                                                      36,716,455
                                                                                                                 ---------------
                  AUTOMOTIVE RETAIL -- 0.1%
         992,446  KAR Auction Services, Inc. (Adesa), Term Loan B5, 3 Mo.
                     LIBOR + 2.50%, 0.00% Floor...................................      4.94%        03/09/23            992,863
                                                                                                                 ---------------
                  BROADCASTING -- 2.0%
       2,402,278  Cumulus Media Holdings, Inc., Exit Term Loan, 1 Mo. LIBOR
                     + 4.50%, 1.00% Floor.........................................      6.81%        05/15/22          2,370,760
         564,361  Nexstar Broadcasting, Inc., Mission Term Loan, 1 Mo. LIBOR
                     + 2.25%, 0.00% Floor.........................................      4.54%        01/17/24            563,656
       3,527,960  Nexstar Broadcasting, Inc., Nexstar Term Loan, 1 Mo. LIBOR
                     + 2.25%, 0.00% Floor.........................................      4.54%        01/17/24          3,523,550
       4,372,125  Sinclair Television Group, Inc., Term Loan B-2, 1 Mo. LIBOR
                     + 2.25%, 0.00% Floor.........................................      4.56%        01/03/24          4,378,946
      26,426,653  Tribune Media Co. (fka Tribune Co.), Extended Term Loan C,
                     1 Mo. LIBOR + 3.00%, 0.75% Floor.............................      5.30%        01/27/24         26,476,334
           9,726  Tribune Media Co. (fka Tribune Co.), Term Loan B, 1 Mo. LIBOR
                     + 3.00%, 0.75% Floor.........................................      5.30%        12/27/20              9,742
                                                                                                                 ---------------
                                                                                                                      37,322,988
                                                                                                                 ---------------
                  BUILDING PRODUCTS -- 2.1%
       2,356,544  Beacon Roofing Supply, Inc., Term Loan B, 1 Mo. LIBOR +
                     2.25%, 0.00% Floor...........................................      4.53%        01/02/25          2,331,801
       5,833,958  Jeld-Wen, Inc., Term Loan B, 3 Mo. LIBOR + 2.00%, 0.00%
                     Floor........................................................      4.39%        12/07/24          5,808,463
      30,679,904  Quikrete Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%,
                     0.00% Floor..................................................      5.05%        11/15/23         30,538,162
         905,099  Resideo Technologies, Inc., Term Loan B, 3 Mo. LIBOR + 2.00%,
                     0.00% Floor..................................................      4.49%        10/24/25            906,801
                                                                                                                 ---------------
                                                                                                                      39,585,227
                                                                                                                 ---------------
                  CABLE & SATELLITE -- 2.5%
      10,518,571  Cablevision (fka CSC Holdings, Inc.), January 2018 Term Loans,
                     1 Mo. LIBOR + 2.50%, 0.00% Floor.............................      4.78%        01/25/26         10,495,536
      11,439,000  Cablevision (fka CSC Holdings, Inc.), New Additional Term
                     Loan B3, 2 Mo. LIBOR + 2.25%, 0.00% Floor....................      4.75%        01/10/26         11,406,857
       2,955,000  Cablevision (fka CSC Holdings, Inc.), Term Loan B, 1 Mo.
                     LIBOR + 2.25%, 0.00% Floor...................................      4.53%        07/17/25          2,945,514
       5,955,000  Charter Communications Operating LLC, Term Loan B, 1 Mo.
                     LIBOR + 2.00%, 0.00% Floor...................................      4.31%        04/13/25          5,954,285
         987,538  Mediacom Broadband, Term Loan N, 1 Mo. LIBOR + 1.75%,
                     0.00% Floor..................................................      3.97%        02/15/24            984,456
      15,521,500  Virgin Media Investment Holdings Ltd., Term Loan K, 1 Mo.
                     LIBOR + 2.50%, 0.00% Floor...................................      4.78%        01/15/26         15,503,651
                                                                                                                 ---------------
                                                                                                                      47,290,299
                                                                                                                 ---------------


                        See Notes to Financial Statements                 Page 9


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  CASINOS & GAMING -- 9.3%
$     10,918,315  Aristocrat Technologies, Term Loan B-3, 3 Mo. LIBOR + 1.75%,
                     0.00% Floor..................................................      4.22%        10/19/24    $    10,873,659
      41,050,128  Caesars Resort Collection LLC, Term Loan B, 1 Mo. LIBOR +
                     2.75%, 0.00% Floor...........................................      5.05%        12/22/24         41,044,382
      16,618,174  CityCenter Holdings LLC, Term Loan B, 1 Mo. LIBOR + 2.25%,
                     0.75% Floor..................................................      4.55%        04/18/24         16,571,477
         502,031  Golden Nugget, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%,
                     0.75% Floor..................................................      5.05%        10/04/23            502,267
      13,557,543  Golden Nugget, Inc., Term Loan B, 3 Mo. LIBOR + 2.75%,
                     0.75% Floor..................................................  5.19% - 5.28%    10/04/23         13,563,915
      17,459,481  Las Vegas Sands LLC, Term Loan B, 1 Mo. LIBOR + 1.75%,
                     0.00% Floor..................................................      4.05%        03/27/25         17,386,152
       3,937,643  MGM Growth Properties Operating Partnership LP, Term Loan B,
                     1 Mo. LIBOR + 2.00%, 0.00% Floor.............................      4.30%        03/23/25          3,923,585
       4,267,071  Penn National Gaming, Inc., Term Loan B, 2 Mo. LIBOR +
                     2.25%, 0.00% Floor...........................................      4.58%        10/01/25          4,277,738
       1,100,424  Scientific Games International, Inc., Term Loan B5, 1 Mo. LIBOR
                     + 2.75%, 0.00% Floor.........................................      5.05%        08/14/24          1,089,024
       4,613,106  Scientific Games International, Inc., Term Loan B5, 2 Mo. LIBOR
                     + 2.75%, 0.00% Floor.........................................      5.04%        08/14/24          4,565,314
      37,042,707  Stars Group Holdings B.V. (Amaya), Term Loan B, 3 Mo. LIBOR
                     + 3.50%, 0.00% Floor.........................................      5.89%        07/28/25         37,176,431
      15,236,067  Station Casinos, Inc. (Red Rocks), Term Loan B, 1 Mo. LIBOR
                     + 2.50%, 0.75% Floor.........................................      4.81%        06/08/23         15,215,498
       9,488,296  VICI Properties (Caesars), Term Loan B, 1 Mo. LIBOR + 2.00%,
                     0.00% Floor..................................................      4.28%        12/20/24          9,459,641
                                                                                                                 ---------------
                                                                                                                     175,649,083
                                                                                                                 ---------------
                  COAL & CONSUMABLE FUELS -- 0.7%
       5,834,537  Arch Coal, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%,
                     1.00% Floor..................................................      5.05%        03/07/24          5,825,843
       7,468,094  Peabody Energy, Term Loan B, 1 Mo. LIBOR + 2.75%,
                     0.00% Floor..................................................      5.05%        03/31/25          7,447,034
                                                                                                                 ---------------
                                                                                                                      13,272,877
                                                                                                                 ---------------
                  COMMERCIAL PRINTING -- 0.1%
       2,816,756  Multi-Color Corp., Term Loan B, 1 Mo. LIBOR + 2.00%,
                     0.00% Floor..................................................      4.30%        10/31/24          2,822,051
                                                                                                                 ---------------
                  CONSTRUCTION & ENGINEERING -- 0.3%
         479,570  Pike Electric, Inc., Term Loan B, 1 Mo. LIBOR + 3.50%,
                     1.00% Floor..................................................      5.81%        03/23/25            481,968
       4,225,664  Westinghouse Electric (Brookfield WEC Holdings, Inc.), Term
                     Loan B, 1 Mo. LIBOR + 3.75%, 0.75% Floor.....................      6.05%        07/31/25          4,247,975
                                                                                                                 ---------------
                                                                                                                       4,729,943
                                                                                                                 ---------------
                  CONSTRUCTION MATERIALS -- 0.0%
         887,283  Summit Materials LLC, Term Loan B, 1 Mo. LIBOR + 2.00%,
                     0.00% Floor..................................................      4.30%        11/10/24            882,297
                                                                                                                 ---------------
                  DIVERSIFIED CHEMICALS -- 0.1%
       1,096,974  Ineos US Finance LLC, 2024 Dollar Term Loan, 1 Mo. LIBOR
                     + 2.00%, 0.00% Floor.........................................      4.30%        03/31/24          1,094,407
                                                                                                                 ---------------


Page 10                 See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  DIVERSIFIED SUPPORT SERVICES -- 0.5%
$     10,214,600  Brightview Landscapes LLC (FKA - Brickman), Term Loan B,
                     1 Mo. LIBOR + 2.50%, 0.00% Floor.............................      4.81%        08/15/25    $    10,211,433
                                                                                                                 ---------------
                  ELECTRIC UTILITIES -- 2.2%
       3,184,379  Dayton Power & Light, Term Loan B, 1 Mo. LIBOR + 2.00%,
                     0.75% Floor..................................................      4.31%        08/24/22          3,182,405
      18,569,553  Vistra Operations Co. LLC (TEX/TXU), 2016 Incremental Term
                     Loan B2, 1 Mo. LIBOR + 2.25%, 0.00% Floor....................      4.55%        12/14/23         18,576,610
      16,256,117  Vistra Operations Co. LLC (TEX/TXU), 2018 Incremental Term
                     Loan B3, 1 Mo. LIBOR + 2.00%, 0.00% Floor....................  4.29% - 4.30%    12/31/25         16,196,945
       4,355,729  Vistra Operations Co. LLC (TEX/TXU), Initial Term Loan B1,
                     1 Mo. LIBOR + 2.00%, 0.00% Floor.............................      4.30%        08/04/23          4,343,620
                                                                                                                 ---------------
                                                                                                                      42,299,580
                                                                                                                 ---------------
                  ENVIRONMENTAL & FACILITIES SERVICES -- 1.0%
       5,783,535  GFL Environmental, Inc., Term Loan B, 2 Mo. LIBOR + 3.00%,
                     1.00% Floor..................................................      5.39%        05/31/25          5,689,552
       2,715,852  GFL Environmental, Inc., Term Loan B, 3 Mo. LIBOR + 3.00%,
                     1.00% Floor..................................................      5.39%        05/31/25          2,671,719
       8,983,214  Packers Holdings LLC, Term Loan B, 1 Mo. LIBOR + 3.00%,
                     1.00% Floor..................................................      5.28%        12/04/24          8,968,213
       2,024,868  Servicemaster Co. LLC, Tranche C Term Loan, 1 Mo. LIBOR +
                     2.50%, 0.00% Floor...........................................      4.80%        11/08/23          2,031,955
                                                                                                                 ---------------
                                                                                                                      19,361,439
                                                                                                                 ---------------
                  FOOD RETAIL -- 1.0%
       3,619,866  Albertson's LLC, Term Loan B5, 3 Mo. LIBOR + 3.00%,
                     0.75% Floor..................................................      5.38%        12/21/22          3,608,789
      14,851,748  Albertson's LLC, Term Loan B6, 3 Mo. LIBOR + 3.00%,
                     0.75% Floor..................................................      5.31%        06/22/23         14,777,489
                                                                                                                 ---------------
                                                                                                                      18,386,278
                                                                                                                 ---------------
                  HEALTH CARE EQUIPMENT -- 1.9%
         444,375  Acelity L.P., Inc. (Kinetic Concepts), Term Loan B, 3 Mo. LIBOR
                     + 3.25%, 1.00% Floor.........................................      5.64%        01/31/24            445,579
      17,247,035  DJO Finance LLC (ReAble Therapeutics Finance LLC), Initial
                     Term Loan, 1 Mo. LIBOR + 3.25%, 1.00% Floor..................      5.55%        06/08/20         17,207,540
      17,294,034  DJO Finance LLC (ReAble Therapeutics Finance LLC), Initial
                     Term Loan, 3 Mo. LIBOR + 3.25%, 1.00% Floor..................      5.65%        06/08/20         17,254,430
                                                                                                                 ---------------
                                                                                                                      34,907,549
                                                                                                                 ---------------
                  HEALTH CARE FACILITIES -- 0.9%
         259,207  Acadia Healthcare Co., Inc., Term Loan B3, 1 Mo. LIBOR +
                     2.50%, 0.00% Floor...........................................      4.80%        02/11/22            259,531
       2,133,776  Acadia Healthcare Co., Inc., Term Loan B4, 1 Mo. LIBOR +
                     2.50%, 0.00% Floor...........................................      4.80%        02/16/23          2,136,444
       3,053,184  Concentra, Inc. (fka MJ Acquisitions), Term Loan B, 1 Mo.
                     LIBOR + 2.75%, 0.00% Floor...................................      5.03%        06/01/22          3,057,001
       2,780,667  Gentiva Health Services, Inc., Term Loan B, 1 Mo. LIBOR +
                     3.75%, 0.00% Floor...........................................      6.06%        06/30/25          2,791,095
       5,897,659  HCA, Inc., Term Loan B10, 1 Mo. LIBOR + 2.00%, 0.00%
                     Floor........................................................      4.30%        03/07/25          5,919,775


                        See Notes to Financial Statements                Page 11


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  HEALTH CARE FACILITIES (CONTINUED)
$      2,493,671  Select Medical Corp., Term Loan B, 1 Mo. LIBOR + 2.50%,
                     0.00% Floor..................................................      4.78%        03/06/25    $     2,494,718
                                                                                                                 ---------------
                                                                                                                      16,658,564
                                                                                                                 ---------------
                  HEALTH CARE SERVICES -- 5.7%
       1,166,240  21st Century Oncology Holdings, Inc. (21st Century Oncology
                     Inc.), Tranche B Term Loan, 3 Mo. LIBOR + 6.13%,
                     1.00% Floor..................................................      8.57%        01/16/23          1,085,338
       1,279,029  Agiliti Health, Inc. (Universal Hospital Services), Term Loan,
                     1 Mo. LIBOR + 3.00%, 0.00% Floor ............................      5.31%        10/31/25          1,285,424
       1,603,267  Air Medical Group Holdings, Inc. (Global Medical Response),
                     2018 New Term Loan, 1 Mo. LIBOR + 4.25%, 1.00% Floor.........      6.53%        03/14/25          1,571,202
       2,898,456  Air Medical Group Holdings, Inc. (Global Medical Response),
                     Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor................      5.53%        04/28/22          2,810,054
       7,006,478  Air Methods Corp. (a/k/a ASP AMC Intermediate Holdings, Inc.),
                     Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor................      5.89%        04/21/24          6,314,588
       3,205,414  CDRH Parent, Inc. (Healogics, Inc.), Initial Term Loan (First
                     Lien), 3 Mo. LIBOR + 4.25%, 1.00% Floor......................      6.58%        07/01/21          3,000,267
       6,966,305  CHG Healthcare Services, Inc. (fka CHG Buyer Corp.), Term
                     Loan, 1 Mo. LIBOR + 3.00%, 1.00% Floor.......................      5.30%        06/07/23          6,983,721
      12,410,849  CHG Healthcare Services, Inc. (fka CHG Buyer Corp.), Term
                     Loan, 3 Mo. LIBOR + 3.00%, 1.00% Floor.......................      5.53%        06/07/23         12,441,876
      11,710,033  Dupage Medical Group (Midwest Physician), Term Loan B, 1 Mo.
                     LIBOR + 2.75%, 0.75% Floor...................................      5.05%        08/15/24         11,611,201
      20,157,262  Envision Healthcare Corp., Term Loan B, 1 Mo. LIBOR + 3.75%,
                     0.00% Floor..................................................      6.05%        10/10/25         19,722,671
       3,405,036  Exam Works (Gold Merger Co., Inc.), Term Loan B, 1 Mo.
                     LIBOR + 3.25%, 1.00% Floor...................................      5.55%        07/27/23          3,413,548
       9,053,796  Surgery Centers Holdings, Inc., Term Loan B, 3 Mo. LIBOR +
                     3.25%, 1.00% Floor...........................................      5.57%        08/31/24          9,028,898
      14,378,904  Team Health, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%,
                     1.00% Floor..................................................      5.05%        02/06/24         13,570,091
      12,479,062  U.S. Renal Care, Inc., Term Loan B, 3 Mo. LIBOR + 4.25%,
                     1.00% Floor..................................................      6.64%        12/30/22         12,073,492
       2,848,642  Verscend Technologies, Inc., Term Loan B, 1 Mo. LIBOR +
                     4.50%, 0.00% Floor...........................................      6.80%        08/27/25          2,869,124
                                                                                                                 ---------------
                                                                                                                     107,781,495
                                                                                                                 ---------------
                  HEALTH CARE SUPPLIES -- 0.0%
         429,628  ConvaTec, Inc., Term Loan B, 3 Mo. LIBOR + 2.25%,
                     0.75% Floor..................................................      4.64%        10/31/23            428,824
                                                                                                                 ---------------
                  HEALTH CARE TECHNOLOGY -- 1.5%
      27,488,968  Change Healthcare Holdings, Term Loan B, 1 Mo. LIBOR +
                     2.75%, 1.00% Floor...........................................      5.05%        03/01/24         27,444,436
                                                                                                                 ---------------
                  HOTELS, RESORTS & CRUISE LINES -- 0.2%
       3,647,531  Four Seasons, Term Loan B, 1 Mo. LIBOR + 2.00%,
                     0.00% Floor..................................................      4.30%        11/30/23          3,645,562
         554,219  Wyndham Hotels & Resorts, Term Loan B, 1 Mo. LIBOR +
                     1.75%, 0.00% Floor...........................................      4.05%        03/28/25            553,642
                                                                                                                 ---------------
                                                                                                                       4,199,204
                                                                                                                 ---------------


Page 12                 See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  HOUSEHOLD APPLIANCES -- 0.5%
$      9,313,820  Traeger Grills (TGP Holdings III LLC), Term Loan B, 3 Mo.
                     LIBOR + 4.25%, 1.00% Floor...................................      6.64%        09/25/24    $     9,139,186
                                                                                                                 ---------------
                  HOUSEHOLD PRODUCTS -- 0.8%
       1,901,470  Energizer Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 2.25%,
                     0.00% Floor..................................................      4.56%        06/30/25          1,902,668
       4,198,482  Spectrum Brands, Inc., Term Loan B, 1 Mo. LIBOR + 2.00%,
                     0.00% Floor..................................................      4.31%        06/23/22          4,196,971
       5,580,530  Spectrum Brands, Inc., Term Loan B, 2 Mo. LIBOR + 2.00%,
                     0.00% Floor..................................................  4.33% - 4.40%    06/23/22          5,578,521
       3,148,862  Spectrum Brands, Inc., Term Loan B, 3 Mo. LIBOR + 2.00%,
                     0.00% Floor..................................................      4.35%        06/23/22          3,147,728
                                                                                                                 ---------------
                                                                                                                      14,825,888
                                                                                                                 ---------------
                  HUMAN RESOURCE & EMPLOYMENT SERVICES -- 0.5%
       9,557,727  Tempo Acquisition, Term Loan B, 1 Mo. LIBOR + 3.00%,
                     0.00% Floor..................................................      5.30%        05/01/24          9,555,338
                                                                                                                 ---------------
                  HYPERMARKETS & SUPER CENTERS -- 1.4%
      26,076,559  BJ's Wholesale Club, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%,
                     0.00% Floor..................................................      5.28%        02/03/24         26,121,411
                                                                                                                 ---------------
                  INDUSTRIAL CONGLOMERATES -- 1.4%
       6,207,077  Accudyne Industries LLC, Term Loan B, 1 Mo. LIBOR + 3.00%,
                     1.00% Floor..................................................      5.30%        08/18/24          6,176,042
      16,648,015  Gardner Denver, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%,
                     0.00% Floor..................................................      5.05%        07/30/24         16,681,810
       2,917,369  Messer Industries USA, Inc., Initial Term B-1, 1 Mo. LIBOR +
                     2.50%, 0.00% Floor...........................................      4.81%        09/30/25          2,916,640
                                                                                                                 ---------------
                                                                                                                      25,774,492
                                                                                                                 ---------------
                  INSURANCE BROKERS -- 3.6%
      31,237,747  Amwins Group, Inc., Term Loan B (First Lien), 1 Mo. LIBOR +
                     2.75%, 1.00% Floor...........................................  5.03% - 5.05%    01/25/24         31,268,984
          14,803  HUB International Ltd., Term Loan B, 2 Mo. LIBOR + 3.00%,
                     0.00% Floor..................................................      5.36%        04/25/25             14,753
       5,891,678  HUB International Ltd., Term Loan B, 3 Mo. LIBOR + 3.00%,
                     0.00% Floor..................................................      5.49%        04/25/25          5,871,410
      11,823,152  National Financial Partners Corp. (NFP), Term Loan B, 1 Mo.
                     LIBOR + 3.00%, 0.00% Floor...................................      5.30%        01/06/24         11,772,904
      19,529,392  USI, Inc. (fka Compass Investors, Inc.), Term Loan B, 3 Mo.
                     LIBOR + 3.00%, 0.00% Floor...................................      5.39%        05/15/24         19,407,333
                                                                                                                 ---------------
                                                                                                                      68,335,384
                                                                                                                 ---------------
                  INTEGRATED TELECOMMUNICATION SERVICES -- 0.7%
      13,020,966  Century Link (Qwest), Term Loan B, 1 Mo. LIBOR + 2.75%,
                     0.00% Floor..................................................      5.05%        01/31/25         12,874,481
                                                                                                                 ---------------
                  LEISURE FACILITIES -- 0.8%
      16,165,127  ClubCorp Club Operations, Inc., Term Loan B, 3 Mo. LIBOR +
                     2.75%, 0.00% Floor...........................................      5.14%        09/18/24         15,888,057
                                                                                                                 ---------------
                  LIFE SCIENCES TOOLS & SERVICES -- 5.4%
       3,955,809  Immucor, Inc., Term Loan B-3, 3 Mo. LIBOR + 5.00%,
                     1.00% Floor..................................................      7.39%        06/15/21          4,015,146


                        See Notes to Financial Statements                Page 13


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  LIFE SCIENCES TOOLS & SERVICES (CONTINUED)
$     13,036,796  Ortho-Clinical Diagnostics Holdings Luxembourg, Term Loan B,
                     1 Mo. LIBOR + 3.25%, 0.00% Floor.............................      5.54%        05/31/25    $    12,987,908
      36,684,550  Parexel International Corp., Term Loan B, 1 Mo. LIBOR + 2.75%,
                     0.00% Floor..................................................      5.05%        09/27/24         36,111,536
      21,652,682  Pharmaceutical Product Development, Inc. (PPDI), Term Loan B,
                     1 Mo. LIBOR + 2.50%, 1.00% Floor.............................      4.80%        08/18/22         21,571,485
       3,767,940  Quintiles IMS, Inc. (IQVIA), Term Loan B2, 3 Mo. LIBOR +
                     2.00%, 0.00% Floor...........................................      4.39%        01/13/25          3,767,940
       7,445,308  Quintiles IMS, Inc. (IQVIA), Term Loan B3, 3 Mo. LIBOR +
                     1.75%, 0.00% Floor...........................................      4.14%        06/15/25          7,417,388
      15,199,274  Sotera Health Holdings LLC (Sterigenics), Term Loan B, 1 Mo.
                     LIBOR + 3.00%, 1.00% Floor...................................      5.30%        05/15/22         15,211,890
                                                                                                                 ---------------
                                                                                                                     101,083,293
                                                                                                                 ---------------
                  MANAGED HEALTH CARE -- 2.1%
       8,817,390  Davis Vision (Wink Holdco, Inc.), Initial Term Loan, 1 Mo.
                     LIBOR + 3.00%, 1.00% Floor...................................      5.30%        12/02/24          8,786,529
      31,151,894  Multiplan, Inc. (MPH), Term Loan B, 3 Mo. LIBOR + 2.75%,
                     1.00% Floor..................................................      5.14%        06/07/23         31,048,159
                                                                                                                 ---------------
                                                                                                                      39,834,688
                                                                                                                 ---------------
                  METAL & GLASS CONTAINERS -- 0.3%
       4,163,962  Berlin Packaging LLC, Term Loan B, 1 Mo. LIBOR + 3.00%,
                     0.00% Floor..................................................  5.26% - 5.30%    11/07/25          4,156,425
         473,223  Berlin Packaging LLC, Term Loan B, 3 Mo. LIBOR + 3.00%,
                     0.00% Floor..................................................      5.39%        11/07/25            472,366
         487,661  Crown Americas LLC, Term Loan B, 1 Mo. LIBOR + 2.00%,
                     0.00% Floor..................................................      4.28%        04/03/25            487,924
                                                                                                                 ---------------
                                                                                                                       5,116,715
                                                                                                                 ---------------
                  MOVIES & ENTERTAINMENT -- 0.5%
       1,395,150  AMC Entertainment, Inc., 2016 Incremental Term Loan, 1 Mo.
                     LIBOR + 2.25%, 0.00% Floor...................................      4.53%        12/15/23          1,392,708
         210,167  AMC Entertainment, Inc., Initial Term Loan, 1 Mo. LIBOR +
                     2.25%, 0.00% Floor...........................................      4.53%        12/15/22            209,839
       5,134,200  Cineworld Group PLC (Crown), Term Loan B, 1 Mo. LIBOR +
                     2.50%, 0.00% Floor...........................................      4.80%        02/05/25          5,109,042
       2,898,596  Creative Artists Agency, Term Loan B, 1 Mo. LIBOR + 3.00%,
                     0.00% Floor..................................................      5.29%        02/15/24          2,902,220
                                                                                                                 ---------------
                                                                                                                       9,613,809
                                                                                                                 ---------------
                  OIL & GAS EQUIPMENT & SERVICES -- 0.0%
         835,292  NorthRiver Midsteam Finance LP (Grizzly/Enbridge), Term
                     Loan B, 3 Mo. LIBOR + 3.25%, 0.00% Floor.....................      5.65%        09/30/25            838,775
                                                                                                                 ---------------
                  OIL & GAS STORAGE & TRANSPORTATION -- 0.3%
       4,671,834  Lotus Midstream (Centurion Pipeline Co. LLC), Term Loan B,
                     3 Mo. LIBOR + 3.25%, 0.00% Floor.............................      5.64%        09/30/25          4,692,296
                                                                                                                 ---------------
                  OTHER DIVERSIFIED FINANCIAL SERVICES -- 4.6%
      35,837,094  AlixPartners LLP, Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00%
                     Floor........................................................      5.05%        04/04/24         35,837,094
      22,466,875  Duff & Phelps Corp. (Deerfield Dakota), Initial Term Loan, 1 Mo.
                     LIBOR + 3.25%, 1.00% Floor...................................      5.55%        02/13/25         22,420,144


Page 14                 See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  OTHER DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
$      5,735,387  Financial & Risk US Holdings, Inc. (Refinitiv), Initial Dollar
                     Term Loan, 1 Mo. LIBOR + 3.75%, 0.00% Floor..................      6.05%        10/01/25    $     5,673,273
      18,677,748  First Data Corp., 2024A New Dollar Term Loan, 1 Mo. LIBOR
                     + 2.00%, 0.00% Floor.........................................      4.29%        04/26/24         18,568,857
         929,060  RPI Finance Trust, Term Loan B-6, 3 Mo. LIBOR + 2.00%,
                     0.00% Floor..................................................      4.39%        03/27/23            929,227
       3,128,000  Wex, Inc., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor........      4.55%        07/01/23          3,130,596
                                                                                                                 ---------------
                                                                                                                      86,559,191
                                                                                                                 ---------------
                  PACKAGED FOODS & MEATS -- 0.9%
       3,908,406  Hostess Brands LLC, Term Loan B, 1 Mo. LIBOR + 2.25%,
                     0.75% Floor..................................................      4.55%        08/03/22          3,885,190
          24,275  Hostess Brands LLC, Term Loan B, 2 Mo. LIBOR + 2.25%,
                     0.75% Floor..................................................      4.64%        08/03/22             24,131
       5,704,562  Hostess Brands LLC, Term Loan B, 3 Mo. LIBOR + 2.25%,
                     0.75% Floor..................................................      4.78%        08/03/22          5,670,677
       7,546,621  Post Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 2.00%,
                     0.00% Floor..................................................      4.29%        05/24/24          7,534,471
                                                                                                                 ---------------
                                                                                                                      17,114,469
                                                                                                                 ---------------
                  PAPER PACKAGING -- 1.9%
      35,768,520  Reynolds Group Holdings, Inc., U.S. Term Loan, 1 Mo. LIBOR
                     + 2.75%, 0.00% Floor.........................................      5.05%        02/05/23         35,768,520
                                                                                                                 ---------------
                  PERSONAL PRODUCTS -- 0.2%
       4,621,943  Rodan & Fields LLC, Term Loan B, 1 Mo. LIBOR + 4.00%,
                     0.00% Floor..................................................      6.28%        06/15/25          4,645,053
                                                                                                                 ---------------
                  PHARMACEUTICALS -- 6.7%
       1,128,313  Akorn, Inc., Loan, 1 Mo. LIBOR + 5.50%, 1.00% Floor.............      7.18%        04/16/21          1,041,275
      59,721,520  Bausch Health Cos., Inc. (Valeant), Term Loan B, 1 Mo. LIBOR
                     + 3.00%, 0.00% Floor.........................................      5.27%        06/01/25         59,707,785
       2,282,307  Catalent Pharma Solutions, Inc., Term Loan B, 1 Mo. LIBOR
                     + 2.25%, 1.00% Floor.........................................      4.55%        05/20/24          2,290,158
       2,469,000  Concordia Healthcare, Exit Term Loan (First Lien), 1 Mo. LIBOR
                     + 5.50%, 1.00% Floor.........................................      7.78%        09/06/24          2,413,448
      22,497,520  Endo LLC, Term Loan B, 1 Mo. LIBOR + 4.25%, 0.75% Floor.........      6.56%        04/29/24         22,577,161
       5,864,862  GoodRX, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00%
                     Floor........................................................      5.28%        10/15/25          5,889,319
       5,604,873  Grifols Worldwide Operations Ltd., Tranche B Term Loan, 1 Mo.
                     LIBOR + 2.25%, 0.00% Floor...................................      4.47%        01/31/25          5,607,395
      22,606,807  Horizon Pharma, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%,
                     1.00% Floor..................................................      5.31%        03/29/24         22,606,807
       2,414,926  Mallinckrodt International Finance S.A., 2017 Term Loan B,
                     3 Mo. LIBOR + 2.75%, 0.75% Floor.............................      5.14%        09/24/24          2,381,334
       2,415,049  Mallinckrodt International Finance S.A., 2018 Incremental Term
                     Loan, 3 Mo. LIBOR + 3.00%, 0.75% Floor.......................      5.52%        02/24/25          2,396,549
                                                                                                                 ---------------
                                                                                                                     126,911,231
                                                                                                                 ---------------
                  REAL ESTATE SERVICES -- 0.1%
         982,177  Realogy Corp., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.75%
                     Floor........................................................      4.53%        02/08/25            978,798
                                                                                                                 ---------------


                        See Notes to Financial Statements                Page 15


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  RESEARCH & CONSULTING SERVICES -- 1.8%
$     14,765,580  Advantage Sales & Marketing, Inc., Initial Term Loan (First
                     Lien), 1 Mo. LIBOR + 3.25%, 1.00% Floor......................      5.55%        07/23/21    $    13,399,764
       2,185,402  Advantage Sales & Marketing, Inc., Term Loan B2, 1 Mo.
                     LIBOR + 3.25%, 1.00% Floor...................................      5.55%        07/25/21          1,981,438
      17,286,750  Information Resources, Inc. (fka Symphonyiri Group, Inc.), Term
                     Loan B, 3 Mo. LIBOR + 4.25%, 1.00% Floor.....................      6.57%        01/18/24         17,272,402
       1,632,588  TransUnion LLC, Term Loan B4, 1 Mo. LIBOR + 2.00%, 0.00%
                     Floor........................................................      4.30%        06/30/25          1,628,213
                                                                                                                 ---------------
                                                                                                                      34,281,817
                                                                                                                 ---------------
                  RESTAURANTS -- 1.6%
      14,888,948  1011778 B.C. Unlimited Liability Co. (Restaurant Brands) (aka
                     Burger King/Tim Horton's), Term Loan B-3, 1 Mo. LIBOR +
                        2.25%, 1.00% Floor........................................      4.55%        02/15/24         14,825,670
       1,907,521  IRB Holding Corp. (Arby's/Inspire Brands), Term Loan B, 2 Mo.
                     LIBOR + 3.25%, 1.00% Floor...................................      5.46%        01/18/25          1,901,951
      13,006,886  Portillo's Holdings LLC, Term B Loan (First Lien), 3 Mo. LIBOR
                     + 4.50%, 1.00% Floor.........................................      6.89%        08/02/21         12,982,563
                                                                                                                 ---------------
                                                                                                                      29,710,184
                                                                                                                 ---------------
                  SECURITY & ALARM SERVICES -- 0.2%
       1,424,243  Frontdoor, Inc., Term Loan B, 1 Mo. LIBOR + 2.50%, 0.00%
                     Floor........................................................      4.81%        08/16/25          1,424,243
       2,745,280  Garda World Security Corp., Term Loan B, 3 Mo. LIBOR +
                     3.50%, 1.00% Floor...........................................      5.82%        05/26/24          2,753,296
                                                                                                                 ---------------
                                                                                                                       4,177,539
                                                                                                                 ---------------
                  SEMICONDUCTORS -- 0.4%
       5,886,125  Microchip Technology, Initial Term Loan, 1 Mo. LIBOR +
                     2.00%, 0.00% Floor...........................................      4.31%        05/29/25          5,862,580
       2,347,254  Western Digital Corp., Term Loan B, 1 Mo. LIBOR + 1.75%,
                     0.00% Floor..................................................      4.04%        04/29/23          2,330,377
                                                                                                                 ---------------
                                                                                                                       8,192,957
                                                                                                                 ---------------
                  SPECIALIZED CONSUMER SERVICES -- 2.0%
         761,738  Aramark Services, Inc., Term Loan B, 1 Mo. LIBOR + 1.75%,
                     0.00% Floor..................................................      4.05%        03/28/24            760,785
       3,264,319  Aramark Services, Inc., Term Loan B1, 1 Mo. LIBOR + 1.75%,
                     0.00% Floor..................................................      4.05%        03/11/25          3,262,295
       6,547,400  Asurion LLC (fka Asurion Corp.), Replacement B-2 Term Loan
                     (Second Lien), 1 Mo. LIBOR + 6.50%, 0.00% Floor..............      8.80%        07/31/25          6,715,996
       1,325,184  Asurion LLC (fka Asurion Corp.), Term Loan B4, 1 Mo. LIBOR
                     + 3.00%, 0.00% Floor.........................................      5.30%        08/04/22          1,326,363
      16,765,709  Asurion LLC (fka Asurion Corp.), Term Loan B6, 1 Mo. LIBOR
                     + 3.00%, 0.00% Floor.........................................      5.30%        11/03/23         16,772,750
       8,259,313  Asurion LLC (fka Asurion Corp.), Term Loan B7, 1 Mo. LIBOR
                     + 3.00%, 0.00% Floor.........................................      5.30%        11/03/24          8,263,773
                                                                                                                 ---------------
                                                                                                                      37,101,962
                                                                                                                 ---------------
                  SPECIALIZED FINANCE -- 0.4%
       8,118,922  Alliant Holdings I, LLC, Initial Term Loan, 1 Mo. LIBOR +
                     3.00%, 0.00% Floor...........................................      5.28%        05/09/25          8,107,637
                                                                                                                 ---------------


Page 16                 See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  SPECIALTY CHEMICALS -- 0.9%
$      4,094,000  Akzonobel Specialty Chemicals (Starfruit), Term Loan B, 1 Mo.
                     LIBOR + 3.25%, 0.00% Floor...................................      5.51%        10/01/25    $     4,078,648
      12,851,554  H.B. Fuller Co., Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00%
                     Floor........................................................      4.28%        10/20/24         12,797,962
         881,751  MacDermid, Incorporated (Platform Specialty Products Corp.),
                     Term Loan B6, 1 Mo. LIBOR + 3.00%, 1.00% Floor...............      5.30%        06/07/23            881,936
                                                                                                                 ---------------
                                                                                                                      17,758,546
                                                                                                                 ---------------
                  SPECIALTY STORES -- 0.2%
       1,263,736  Party City Holdings, Inc. (Party City Corp.), Term Loan B, 1 Mo.
                     LIBOR + 2.75%, 0.75% Floor...................................      5.06%        08/19/22          1,266,668
       3,298,402  Toys "R" US, Term B-2 Loan, Prime Rate + 2.75%, 1.50%
                     Floor (c) (d)................................................      8.00%        05/25/18          1,636,007
       3,148,135  Toys "R" US, Term B-4 Loan, Prime Rate + 7.75%, 1.00%
                     Floor (c) (d)................................................     13.00%        04/25/20          1,599,001
                                                                                                                 ---------------
                                                                                                                       4,501,676
                                                                                                                 ---------------
                  SYSTEMS SOFTWARE -- 5.9%
      10,257,419  Applied Systems, Inc., Term Loan (First Lien), 3 Mo. LIBOR +
                     3.00%, 1.00% Floor...........................................      5.39%        09/13/24         10,289,525
       1,331,175  Applied Systems, Inc., Term Loan (Second Lien), 3 Mo. LIBOR
                     + 7.00%, 1.00% Floor.........................................      9.39%        09/13/25          1,350,477
       9,159,499  Avast Software B.V. (Sybil), Term Loan B, 3 Mo. LIBOR +
                     2.50%, 1.00% Floor...........................................      4.89%        09/30/23          9,187,344
      13,128,488  BMC Software Finance, Inc. (Boxer Parent), Term Loan B, 3 Mo.
                     LIBOR + 4.25%, 0.00% Floor...................................      6.65%        10/02/25         13,159,996
      13,627,027  Dynatrace LLC, Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00%
                     Floor........................................................      5.55%        08/22/25         13,700,886
      10,586,015  Misys Financial Software Ltd. (Almonde, Inc.) (Finastra), Term
                     Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor.....................      5.89%        06/13/24         10,518,370
      14,751,219  Riverbed Technology, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%,
                     1.00% Floor..................................................      5.56%        04/24/22         14,649,878
      16,613,196  SS&C European Holdings, S.A.R.L., Term Loan B-3, 1 Mo.
                     LIBOR + 2.25%, 0.00% Floor...................................      4.55%        04/16/25         16,520,827
       6,439,275  SS&C European Holdings, S.A.R.L., Term Loan B-4, 1 Mo.
                     LIBOR + 2.25%, 0.00% Floor...................................      4.55%        04/16/25          6,403,472
       6,327,417  SS&C European Holdings, S.A.R.L., Term Loan B-5, 1 Mo.
                     LIBOR + 2.25%, 0.00% Floor...................................      4.55%        04/16/25          6,289,009
       2,915,896  SUSE (Marcel Lux IV S.A.R.L.), Facility Term Loan B1, 1 Mo.
                     LIBOR + 3.25%, 0.00% Floor...................................      5.56%        09/30/25          2,915,896
       6,715,118  Vertafore, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00%
                     Floor........................................................      5.55%        06/15/25          6,688,526
                                                                                                                 ---------------
                                                                                                                     111,674,206
                                                                                                                 ---------------
                  TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 1.5%
      27,497,234  Dell International LLC, Term Loan B, 1 Mo. LIBOR + 2.00%,
                     0.75% Floor..................................................      4.31%        09/07/23         27,455,988
                                                                                                                 ---------------
                  TRADING COMPANIES & DISTRIBUTORS -- 0.1%
         925,344  Reece International Pty Ltd. (Hamilton), Term Loan B, 3 Mo.
                     LIBOR + 2.00%, 0.00% Floor...................................      4.40%        07/02/25            926,500
                                                                                                                 ---------------
                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS....................................................    1,658,547,534
                  (Cost $1,668,450,178)                                                                          ---------------


                        See Notes to Financial Statements                Page 17


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS -- 6.8%

                  AGRICULTURAL PRODUCTS -- 0.0%
$      1,000,000  Lamb Weston Holdings, Inc. (e)..................................      4.63%        11/01/24    $       983,220
                                                                                                                 ---------------
                  ALTERNATIVE CARRIERS -- 0.1%
         500,000  Level 3 Financing, Inc..........................................      5.13%        05/01/23            498,125
         813,000  Level 3 Parent LLC..............................................      5.75%        12/01/22            812,829
                                                                                                                 ---------------
                                                                                                                       1,310,954
                                                                                                                 ---------------
                  APPLICATION SOFTWARE -- 0.1%
         500,000  Infor US, Inc...................................................      6.50%        05/15/22            501,250
       2,161,000  RP Crown Parent LLC (e).........................................      7.38%        10/15/24          2,220,428
                                                                                                                 ---------------
                                                                                                                       2,721,678
                                                                                                                 ---------------
                  AUTO PARTS & EQUIPMENT -- 0.2%
       3,294,000  American Axle & Manufacturing, Inc..............................      6.63%        10/15/22          3,347,528
                                                                                                                 ---------------
                  BROADCASTING -- 1.8%
       7,343,000  Gray Television, Inc. (e).......................................      5.13%        10/15/24          6,985,028
       2,148,000  Gray Television, Inc. (e).......................................      5.88%        07/15/26          2,066,784
         100,000  Nexstar Broadcasting, Inc. (e)..................................      6.13%        02/15/22            102,125
         125,000  Nexstar Broadcasting, Inc.......................................      5.88%        11/15/22            127,213
       6,949,000  Nexstar Broadcasting, Inc. (e)..................................      5.63%        08/01/24          6,653,668
       4,522,000  Sinclair Television Group, Inc..................................      6.13%        10/01/22          4,578,525
      13,793,000  Sinclair Television Group, Inc. (e).............................      5.63%        08/01/24         13,241,279
         791,000  Sinclair Television Group, Inc. (e).............................      5.88%        03/15/26            756,394
                                                                                                                 ---------------
                                                                                                                      34,511,016
                                                                                                                 ---------------
                  BUILDING PRODUCTS -- 0.0%
         745,000  Lennar Corp.....................................................      5.88%        11/15/24            751,519
                                                                                                                 ---------------
                  CABLE & SATELLITE -- 0.5%
       1,621,000  Altice US Finance I Corp. (e)...................................      5.50%        05/15/26          1,583,004
       4,392,000  Cablevision Systems Corp........................................      8.00%        04/15/20          4,606,110
       2,950,000  CCO Holdings LLC / CCO Holdings Capital Corp....................      5.75%        01/15/24          2,986,875
         125,000  CCO Holdings LLC / CCO Holdings Capital Corp. (e)...............      5.88%        04/01/24            126,406
                                                                                                                 ---------------
                                                                                                                       9,302,395
                                                                                                                 ---------------
                  DIVERSIFIED REAL ESTATE ACTIVITIES -- 0.0%
         250,000  KB Home.........................................................      7.00%        12/15/21            260,313
         626,000  PulteGroup, Inc.................................................      5.50%        03/01/26            615,828
                                                                                                                 ---------------
                                                                                                                         876,141
                                                                                                                 ---------------
                  HEALTH CARE EQUIPMENT -- 0.1%
       1,058,000  Kinetic Concepts, Inc. / KCI USA, Inc. (e)......................      7.88%        02/15/21          1,083,128
                                                                                                                 ---------------
                  HEALTH CARE FACILITIES -- 2.1%
       3,000,000  Encompass Health Corp...........................................      5.75%        11/01/24          3,003,750
         500,000  HCA, Inc........................................................      5.88%        05/01/23            520,625
         605,000  HCA, Inc........................................................      5.38%        02/01/25            610,294
       2,472,000  LifePoint Health, Inc...........................................      5.38%        05/01/24          2,598,813
       5,912,000  Select Medical Corp.............................................      6.38%        06/01/21          5,985,900
         170,000  Tenet Healthcare Corp...........................................      6.00%        10/01/20            174,514
      17,179,000  Tenet Healthcare Corp. (e)......................................      7.50%        01/01/22         17,962,791
       8,080,000  Tenet Healthcare Corp...........................................      8.13%        04/01/22          8,443,599
                                                                                                                 ---------------
                                                                                                                      39,300,286
                                                                                                                 ---------------


Page 18                 See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  HEALTH CARE SERVICES -- 0.1%
$      1,608,000  DaVita, Inc.....................................................      5.13%        07/15/24    $     1,539,660
                                                                                                                 ---------------
                  INDUSTRIAL MACHINERY -- 0.1%
       1,950,000  SPX FLOW, Inc. (e)..............................................      5.63%        08/15/24          1,901,250
                                                                                                                 ---------------
                  INSURANCE BROKERS -- 0.2%
       3,634,000  AmWINS Group, Inc. (e)..........................................      7.75%        07/01/26          3,743,020
         893,000  HUB International Ltd. (e)......................................      7.00%        05/01/26            873,801
                                                                                                                 ---------------
                                                                                                                       4,616,821
                                                                                                                 ---------------
                  MANAGED HEALTH CARE -- 0.6%
      10,000,000  MPH Acquisition Holdings LLC (e)................................      7.13%        06/01/24         10,183,199
         976,000  Polaris Intermediate Corp. (e)..................................      8.50%        12/01/22          1,004,060
                                                                                                                 ---------------
                                                                                                                      11,187,259
                                                                                                                 ---------------
                  MOVIES & ENTERTAINMENT -- 0.1%
       2,076,000  AMC Entertainment Holdings, Inc.................................      5.75%        06/15/25          1,928,085
                                                                                                                 ---------------
                  OIL & GAS EXPLORATION & PRODUCTION -- 0.1%
       1,307,000  Tallgrass Energy Partners LP / Tallgrass Energy Finance
                     Corp. (e)....................................................      5.50%        09/15/24          1,321,704
                                                                                                                 ---------------
                  OIL & GAS STORAGE & TRANSPORTATION -- 0.0%
         250,000  Crestwood Midstream Partners LP / Crestwood Midstream
                     Finance Corp.................................................      5.75%        04/01/25            250,625
                                                                                                                 ---------------
                  PAPER PACKAGING -- 0.1%
       1,000,000  Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC /
                     Reynolds Group Issuer Lu (e).................................      7.00%        07/15/24          1,002,500
                                                                                                                 ---------------
                  REAL ESTATE SERVICES -- 0.5%
       9,853,000  Realogy Group LLC / Realogy Co-Issuer Corp. (e).................      4.88%        06/01/23          8,966,230
                                                                                                                 ---------------
                  TRADING COMPANIES & DISTRIBUTORS -- 0.1%
         250,000  United Rentals North America, Inc...............................      5.88%        09/15/26            245,938
       1,099,000  United Rentals North America, Inc...............................      6.50%        12/15/26          1,113,825
                                                                                                                 ---------------
                                                                                                                       1,359,763
                                                                                                                 ---------------
                  WIRELESS TELECOMMUNICATION SERVICES -- 0.0%
          93,000  Sprint Communications, Inc. (e).................................      9.00%        11/15/18             93,302
         150,000  T-Mobile USA, Inc...............................................      6.00%        03/01/23            154,176
                                                                                                                 ---------------
                                                                                                                         247,478
                                                                                                                 ---------------
                  TOTAL CORPORATE BONDS........................................................................      128,509,240
                  (Cost $130,181,677)                                                                            ---------------



     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
EXCHANGE-TRADED FUNDS -- 4.0%

                  CAPITAL MARKETS -- 4.0%
       1,250,000  First Trust Enhanced Short Maturity ETF (f)..................................................       74,975,000
                                                                                                                 ---------------
                  TOTAL EXCHANGE-TRADED FUNDS..................................................................       74,975,000
                  (Cost $75,112,500)                                                                             ---------------


                        See Notes to Financial Statements                Page 19


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
FOREIGN CORPORATE BONDS -- 0.7%

                  CABLE & SATELLITE -- 0.1%
$        500,000  Virgin Media Secured Finance PLC (e)............................      5.25%        01/15/26    $       468,125
       1,500,000  Virgin Media Secured Finance PLC (e)............................      5.50%        08/15/26          1,417,500
                                                                                                                 ---------------
                                                                                                                       1,885,625
                                                                                                                 ---------------
                  DIVERSIFIED REAL ESTATE ACTIVITIES -- 0.0%
         250,000  Taylor Morrison Communities, Inc. / Taylor Morrison
                     Holdings II, Inc. (e)........................................      5.88%        04/15/23            248,125
                                                                                                                 ---------------
                  PACKAGED FOODS & MEATS -- 0.0%
         377,000  JBS USA LUX SA / JBS USA Finance, Inc. (e)......................      5.88%        07/15/24            371,439
                                                                                                                 ---------------
                  PHARMACEUTICALS -- 0.5%
       9,869,000  Bausch Health Cos., Inc. (e)....................................      5.63%        12/01/21          9,745,638
         250,000  Mallinckrodt International Finance SA / Mallinckrodt CB
                     LLC (e)......................................................      5.63%        10/15/23            215,625
                                                                                                                 ---------------
                                                                                                                       9,961,263
                                                                                                                 ---------------
                  RESTAURANTS -- 0.1%
         170,000  1011778 BC ULC / New Red Finance, Inc. (e)......................      4.25%        05/15/24            160,225
       1,000,000  1011778 BC ULC / New Red Finance, Inc. (e)......................      5.00%        10/15/25            940,000
                                                                                                                 ---------------
                                                                                                                       1,100,225
                                                                                                                 ---------------
                  TOTAL FOREIGN CORPORATE BONDS................................................................       13,566,677
                  (Cost $13,780,425)                                                                             ---------------



     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
RIGHTS -- 0.0%

                  ELECTRIC UTILITIES -- 0.0%
           4,887  Vistra Energy Corp. (g)......................................................................            3,948
           8,105  Vistra Energy Corp. Claim (g) (h) (i)........................................................                0
                                                                                                                 ---------------
                                                                                                                           3,948
                                                                                                                 ---------------
                  LIFE SCIENCES TOOLS & SERVICES -- 0.0%
               1  New Millennium Holdco, Inc., Corporate Claim Trust (g) (h) (i) (j)...........................                0
               1  New Millennium Holdco, Inc., Corporate Claim Trust (g) (h) (i) (j)...........................                0
                                                                                                                 ---------------
                                                                                                                               0
                                                                                                                 ---------------
                  TOTAL RIGHTS.................................................................................            3,948
                  (Cost $8,491)                                                                                  ---------------

MONEY MARKET FUNDS -- 4.4%

      81,923,502  Morgan Stanley Institutional Liquidity Fund - Treasury
                     Portfolio - Institutional Class - 2.07% (k)...............................................       81,923,502
                  (Cost $81,923,502)                                                                             ---------------

                  TOTAL INVESTMENTS -- 103.9%..................................................................    1,957,525,901
                  (Cost $1,969,456,773) (l)
                  NET OTHER ASSETS AND LIABILITIES -- (3.9)%...................................................      (73,622,425)
                                                                                                                 ---------------
                  NET ASSETS -- 100.0%.........................................................................  $ 1,883,903,476
                                                                                                                 ===============


Page 20                 See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018

-----------------------------

(a)   Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR period, spread and floor, but different LIBOR reset dates.

(b)   Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(c)   This issuer has filed for protection in bankruptcy court.

(d)   This issuer is in default and interest is not being accrued by the Fund nor paid by the issuer.

(e)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities
      Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., (the
      "Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2018, securities noted as such amounted to $96,419,998 or 5.1% of net assets.

(f)   Investment in an affiliated fund.

(g)   Non-income producing security.

(h)   This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At October 31, 2018, securities noted as such are valued at $0 or
      0.0% of net assets.

(i)   This security's value was determined using significant unobservable inputs
      (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).

(j)   Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be illiquid by the Advisor.

(k)   Rate shown reflects yield as of October 31, 2018.

(l)   Aggregate cost for federal income tax purposes is $1,970,607,793. As of
      October 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $1,614,161 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $14,696,053. The net unrealized depreciation was $13,081,892.

LIBOR - London Interbank Offered Rate

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31,
2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                           LEVEL 2          LEVEL 3
                                                          TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                        10/31/2018         PRICES           INPUTS           INPUTS
                                                      --------------   --------------   --------------   --------------
Senior Floating-Rate Loan Interests*..............    $1,658,547,534   $           --   $1,658,547,534   $           --
Corporate Bonds*..................................       128,509,240               --      128,509,240               --
Exchange-Traded Funds*............................        74,975,000       74,975,000               --               --
Foreign Corporate Bonds*..........................        13,566,677               --       13,566,677               --
Rights
   Electric Utilities.............................             3,948               --            3,948               --**
   Life Science Tools & Services..................                --**             --               --               --**
Money Market Funds................................        81,923,502       81,923,502               --               --
                                                      --------------   --------------   --------------   --------------
Total Investments.................................    $1,957,525,901   $  156,898,502   $1,800,627,399   $           --**
                                                      ==============   ==============   ==============   ==============


*  See Portfolio of Investments for industry breakout.
** Investment is valued at $0.

Level 3 Rights are fair valued by the Advisor's Pricing Committee and are footnoted in the Portfolio of Investments. These values are based on unobservable and non-quantitative inputs.

                        See Notes to Financial Statements                Page 21


FIRST TRUST SENIOR LOAN FUND (FTSL)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2018


ASSETS:
Investments, at value - Unaffiliated......................................   $1,882,550,901
Investments, at value - Affiliated........................................       74,975,000
Cash......................................................................          462,729
Receivables:
   Investment securities sold.............................................       34,283,072
   Capital shares sold....................................................        4,782,490
   Interest...............................................................        5,217,687
   Dividends..............................................................          282,036
                                                                             --------------
      Total Assets........................................................    2,002,553,915
                                                                             --------------
LIABILITIES:
Payables:
   Investment securities purchased........................................      117,305,426
   Investment advisory fees...............................................        1,345,013
                                                                             --------------
     Total Liabilities....................................................      118,650,439
                                                                             --------------
NET ASSETS................................................................   $1,883,903,476
                                                                             ==============
NET ASSETS CONSIST OF:
Paid-in capital...........................................................   $1,910,675,104
Par value.................................................................          394,500
Accumulated distributable earnings (loss).................................      (27,166,128)
                                                                             --------------
NET ASSETS................................................................   $1,883,903,476
                                                                             ==============
NET ASSET VALUE, per share................................................   $        47.75
                                                                             ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share).................................       39,450,002
                                                                             ==============
Investments, at cost - Unaffiliated.......................................   $1,894,344,273
                                                                             ==============
Investments, at cost - Affiliated.........................................   $   75,112,500
                                                                             ==============


Page 22                 See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2018


INVESTMENT INCOME:
Interest..................................................................   $   70,847,680
Dividends - Unaffiliated..................................................        2,521,262
Dividends - Affiliated....................................................          146,875
                                                                             --------------
   Total investment income................................................       73,515,817
                                                                             --------------
EXPENSES:
Investment advisory fees..................................................       13,052,900
                                                                             --------------
   Total expenses.........................................................       13,052,900
                                                                             --------------
NET INVESTMENT INCOME (LOSS)..............................................       60,462,917
                                                                             --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments...................................       (7,452,518)
                                                                             --------------
Net change in unrealized appreciation (depreciation) on:
   Investments - Unaffiliated.............................................       (7,452,105)
   Investments - Affiliated...............................................         (137,500)
                                                                             --------------
Net change in unrealized appreciation (depreciation)......................       (7,589,605)
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...................................      (15,042,123)
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................................   $   45,420,794
                                                                             ==============


                        See Notes to Financial Statements                Page 23


FIRST TRUST SENIOR LOAN FUND (FTSL)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                               YEAR ENDED          YEAR ENDED
                                                                               10/31/2018          10/31/2017
                                                                             --------------      --------------
OPERATIONS:
Net investment income (loss)..............................................   $   60,462,917      $   40,103,054
Net realized gain (loss)..................................................       (7,452,518)         (2,293,309)
Net change in unrealized appreciation (depreciation)......................       (7,589,605)         (1,610,792)
                                                                             --------------      --------------
Net increase (decrease) in net assets resulting from operations...........       45,420,794          36,198,953
                                                                             --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.....................................................      (62,145,936)
Net investment income.....................................................                          (40,155,753)
Return of capital.........................................................         (939,193)                 --
                                                                             --------------      --------------
Total distributions to shareholders.......................................      (63,085,129)        (40,155,753)
                                                                             --------------      --------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.................................................      559,969,294         751,278,508
Cost of shares redeemed...................................................               --                  --
                                                                             --------------      --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions..........................................      559,969,294         751,278,508
                                                                             --------------      --------------
Total increase (decrease) in net assets...................................      542,304,959         747,321,708

NET ASSETS:
Beginning of period.......................................................    1,341,598,517         594,276,809
                                                                             --------------      --------------
End of period.............................................................   $1,883,903,476      $1,341,598,517
                                                                             ==============      ==============
Accumulated net investment income (loss) at end of period.................                       $      748,126
                                                                                                 ==============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...................................       27,800,002          12,300,002
Shares sold...............................................................       11,650,000          15,500,000
Shares redeemed...........................................................               --                  --
                                                                             --------------      --------------
Shares outstanding, end of period.........................................       39,450,002          27,800,002
                                                                             ==============      ==============


Page 24                 See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                   YEAR ENDED OCTOBER 31,
                                                          ------------------------------------------------------------------------
                                                              2018           2017           2016           2015           2014
                                                          ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period..................     $    48.26     $    48.32     $    48.07     $    49.09     $    49.45
                                                           ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..........................           1.87           1.68           1.80           1.90           1.77
Net realized and unrealized gain (loss)...............          (0.43)         (0.04)          0.27          (1.03)         (0.36)
                                                           ----------     ----------     ----------     ----------     ----------
Total from investment operations......................           1.44           1.64           2.07           0.87           1.41
                                                           ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.................................          (1.92)         (1.70)         (1.82)         (1.89)         (1.77)
Return of capital.....................................          (0.03)            --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
Total distributions paid to shareholders..............          (1.95)         (1.70)         (1.82)         (1.89)         (1.77)
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of period........................     $    47.75     $    48.26     $    48.32     $    48.07     $    49.09
                                                           ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)......................................           3.03%          3.43%          4.43%          1.75%          2.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..................     $1,883,903     $1,341,599     $  594,277     $  362,899     $  196,342
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets (b).....           0.85%          0.85%          0.85%          0.85%          0.85%
Ratio of net investment income (loss) to
   average et assets..................................           3.94%          3.53%          3.84%          3.97%          3.61%
Portfolio turnover rate (c)...........................             88%           110%            67%            71%            97%


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b)   The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

(c)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 25


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2018

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15,
2010, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eight funds that are offering shares. This report covers the First Trust Senior Loan Fund (the "Fund"), which trades under the ticker "FTSL" on The Nasdaq Stock Market LLC ("Nasdaq"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

The Fund's primary investment objective is to provide high current income. The
Fund's secondary investment objective is the preservation of capital. Under normal market conditions, the Fund seeks to outperform each of the S&P/LSTA U.S.
Leveraged Loan 100 Index and the Markit iBoxx USD Liquid Leveraged Loan Index by
investing at least 80% of its net assets (including investment borrowings) in first lien senior floating rate bank loans ("Senior Loans")(1). The S&P/LSTA
U.S. Leveraged Loan 100 Index (the "Primary Index") is a market value-weighted index designed to measure the performance of the largest segment of the U.S.
syndicated leveraged loan market. The Primary Index consists of 100 loan facilities drawn from a larger benchmark, the S&P/LSTA Leveraged Loan Index. The
Markit iBoxx USD Liquid Leveraged Loan Index (the "Secondary Index") selects the
100 most liquid Senior Loans in the market. The Fund does not seek to track either the Primary or Secondary Index. It is anticipated that the Fund, in accordance with its principal investment strategy, will invest approximately 50%
to 75% of its net assets in Senior Loans that are eligible for inclusion in and meet the liquidity thresholds of the Primary and/or the Secondary Indices at the
time of investment.

A Senior Loan is an advance or commitment of funds made by one or more banks or similar financial institutions to one or more corporations, partnerships or other business entities and typically pays interest at a floating or adjusting rate that is determined periodically at a designated premium above a base lending rate, most commonly the London Interbank Offered Rate. The Fund invests primarily in Senior Loans that are below investment grade quality at the time of investment. The Fund invests in Senior Loans made predominantly to businesses operating in North America, but may also invest in Senior Loans made to businesses operating outside of North America.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB")
Accounting Standards Codification ("ASC") Topic 946, "Financial
Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America
("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"),
in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

-----------------------------

(1)   The terms "security" and "securities" used throughout the Notes to
      Financial Statements include Senior Loans.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2018

      Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior
      Loans.

      Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's
      Board of Trustees, which may use the following valuation inputs when available:

           1) benchmark yields;
           2) reported trades;
           3) broker/dealer quotes;
           4) issuer spreads;
           5) benchmark securities;
           6) bids and offers; and
           7) reference data including market research publications.

      Exchange-traded funds and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange
      Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and
      AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.
      Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

           1) the credit conditions in the relevant market and changes thereto;
           2) the liquidity conditions in the relevant market and changes thereto;
           3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
           4) issuer-specific conditions (such as significant credit
              deterioration); and
           5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing
              Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would

                                                                         Page 27


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2018

appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

           1) the fundamental business data relating to the borrower/issuer;
           2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
           3) the type, size and cost of a security;
           4) the financial statements of the borrower/issuer;
           5) the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;
           6) the information as to any transactions in or offers for the security;
           7) the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable
              companies;
           8) the coupon payments;
           9) the quality, value and salability of collateral, if any, securing the security;
          10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;
          11) the prospects for the borrower's/issuer's industry, and multiples
              (of earnings and/or cash flows) being paid for similar businesses in that industry;
          12) borrower's/issuer's competitive position within the industry;
          13) borrower's/issuer's ability to access additional liquidity through public and/or private markets; and
          14) other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2018, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method over the expected life of each respective borrowing for loans and bonds.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans.
Interest income on such Senior Loans is not accrued until settlement date. The
Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed delivery or forward purchase commitments. The Fund had no when-issued, delayed-delivery, or forward purchase commitments as of
October 31, 2018.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2018

C. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had no unfunded loan commitments as of October
31, 2018.

D. AFFILIATED TRANSACTIONS

The Fund invests in securities of affiliated funds. Dividend income and realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statement of Operations. The Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated funds.

Amounts related to these investments for the fiscal year ended October 31, 2018 are as follows:


                                                                               CHANGES IN
                                                                               UNREALIZED     REALIZED
                            SHARES AT    VALUE AT                             APPRECIATION      GAIN      VALUE AT     DIVIDEND
      SECURITY NAME         10/31/2018  10/31/2017   PURCHASES     SALES     (DEPRECIATION)    (LOSS)    10/31/2018     INCOME
--------------------------------------------------------------------------------------------------------------------------------
First Trust Enhanced Short
   Maturity ETF              1,250,000  $       --  $75,112,500  $       --  $     (137,500) $       --  $74,975,000  $  146,875


E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October
31, 2018 and 2017 was as follows:

Distributions paid from:                               2018            2017
Ordinary income.................................  $   62,145,936  $   40,155,753
Capital gains...................................              --              --
Return of capital...............................         939,193              --

As of October 31, 2018, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income...................   $          --
Accumulated capital and other gain (loss).......     (14,084,236)
Net unrealized appreciation (depreciation)......     (13,081,892)

F. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

                                                                         Page 29


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2018

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2015,
2016, 2017, and 2018 remain open to federal and state audit. As of October 31,
2018, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. As of October 31, 2018, the
Fund had $14,084,236 of non-expiring capital loss carryforwards that may be carried forward indefinitely.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2018, the Fund had no net ordinary losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of premium amortization and paydown gains and losses on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2018, the adjustments for the Fund were as follows:

                               ACCUMULATED
             ACCUMULATED       NET REALIZED
           NET INVESTMENT      GAIN (LOSS)
            INCOME (LOSS)     ON INVESTMENTS     PAID-IN CAPITAL
           --------------     --------------     ---------------
           $      940,095     $     (940,095)    $            --

G. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

H. NEW ACCOUNTING PRONOUNCEMENTS

On March 30, 2017, the FASB issued Accounting Standards Update ("ASU") 2017-08
"Premium Amortization on Purchased Callable Debt Securities", which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security's maturity date. The ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier application is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.

On August 28, 2018, the FASB issued ASU 2018-13, "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU
2018-13 include new, eliminated, and modified disclosure requirements of ASC
820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2018

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and the
Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, pro rata share of fees and expenses attributable to investments in other investment companies ("acquired fund fees and expenses"), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets. In addition, the Fund incurs acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents the Fund's total annual operating expenses.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit
Committee, Nominating and Governance Committee and the Valuation Committee are
paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee
Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended October 31, 2018, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $1,914,719,622 and $1,275,251,270, respectively.

For the fiscal year ended October 31, 2018, there were no in-kind transactions.

                                 5. BORROWINGS

The Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund
III and First Trust Series Fund entered into a $360 million Credit Agreement with The Bank of Nova Scotia ("Scotia") as administrative agent for a group of lenders. Prior to August 28, 2018 and March 7, 2018, the commitment amount was
$320 million and $220 million, respectively. Scotia charges a commitment fee of
0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2018.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker dealers or large institutional investors that have entered into a participation agreement (an
"Authorized Participant"). Due to the nature of the Fund's investments, the
Fund's Creation Units are generally issued and redeemed for cash, although
Creation Units may be issued in-kind for securities in which the Fund invests in limited circumstances. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation
Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the

                                                                         Page 31


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2018

composition of the securities included in the Fund's portfolio and/or the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When Creation Units are issued for cash, the
Authorized Participant may also be assessed an amount to cover the cost of purchasing portfolio securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such securities. Authorized
Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The
Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and/or the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. When shares are redeemed for cash, the Authorized Participant may also be assessed an amount to cover other costs, including operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to portfolio securities sold in connection with the redemption.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2020.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND IV:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Senior Loan Fund (the "Fund"), one
of the funds constituting the First Trust Exchange-Traded Fund IV, as of October
31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 26, 2018

We have served as the auditor of one or more First Trust investment companies since 2001.

                                                                         Page 33


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2018 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the
SEC for the first and third quarters of each fiscal year on Form N-Q. The
Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the SEC's website at www.sec.gov.

Beginning in April 2019, the Trust will cease to disclose the Fund's holdings on
Form N-Q and will file Form N-PORT with the SEC on a monthly basis. Part F of
Form N-PORT, which contains the complete schedule of the Fund's portfolio holdings, will be made available in the same manner as Form N-Q discussed above.

                            FEDERAL TAX INFORMATION

Distributions paid to the foreign shareholders during the Fund's fiscal year ended October 31, 2018 that were properly designated by the Fund as
"interest-related dividends" or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2018, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO SOME OR ALL OF THE FUNDS ARE IDENTIFIED BELOW, BUT NOT ALL OF THE
MATERIAL RISKS RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT. THE MATERIAL
RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT IN ITS PROSPECTUS, STATEMENT OF
ADDITIONAL INFORMATION AND OTHER REGULATORY FILINGS. BEFORE INVESTING, YOU
SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES,
AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR
CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS,
WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a Fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if the Fund were more broadly diversified. A Fund that tracks an index will be concentrated to the extent the Fund's corresponding index is concentrated. A concentration makes a Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not concentrated.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The Funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a Fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a Fund uses derivative instruments such as futures contracts, options contracts and swaps, the Fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the
Fund.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2018 (UNAUDITED)

EQUITY SECURITIES RISK. To the extent a Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a Fund invests in fixed income securities, the Fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a Fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a Fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

FUND OF FUNDS RISK. To the extent a Fund invests in the securities of other investment vehicles, the Fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the Fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the Fund invests.

INDEX CONSTITUENT RISK. Certain Funds may be a constituent of one or more indices. As a result, such a Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a Fund's net asset value could be negatively impacted and the Fund's market price may be significantly below its net asset value during certain periods.

INDEX PROVIDER RISK. To the extent that a Fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the Fund and its shareholders.

MANAGEMENT RISK. To the extent that a Fund is actively managed, it is subject to management risk. In managing an actively-managed Fund's investment portfolio, the Fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objective.

MARKET RISK. Securities held by a Fund, as well as shares of a Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.

                                                                         Page 35


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2018 (UNAUDITED)

NON-U.S. SECURITIES RISK. To the extent a Fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S.
securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

              NOT FDIC INSURED   NOT BANK GUARANTEED   MAY LOSE VALUE

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (the "Board") of First Trust Exchange-Traded Fund IV (the
"Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First
Trust Advisors L.P. (the "Advisor") on behalf of the First Trust Senior Loan
Fund (the "Fund"). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2019 at a meeting held on June 11, 2018. The
Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor responding to requests for information from counsel to the Independent
Trustees that, among other things, outlined the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds
("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source
(the "Peer Group"), and as compared to fees charged to other clients of the
Advisor, including other ETFs managed by the Advisor; expenses of the Fund as compared to expense ratios of the funds in the Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust
Portfolios L.P. ("FTP"); and information on the Advisor's compliance program.
The Board reviewed initial materials with the Advisor at the meeting held on
April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the
April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The
Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the
Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund, and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor's Leveraged Finance Investment


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2018 (UNAUDITED)

Team is responsible for the day-to-day management of the Fund's investments. The
Board considered the background and experience of the members of the Leveraged
Finance Investment Team and noted the Board's prior meetings with members of the
Team. The Board considered the Advisor's statement that it applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the
Advisor's services, the Advisor, in its written materials and at the April 23,
2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund
Complex. In light of the information presented and the considerations made, the
Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with the Fund's investment objective, policies and restrictions.

The Board considered the unitary fee rate payable by the Fund under the
Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Peer Group, as well as advisory and unitary fee rates charged by the
Advisor to other fund (including ETFs) and non-fund clients, as applicable.
Because the Fund's Peer Group included peer funds that pay a unitary fee and because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund was above the median total (net) expense ratio of the peer funds in the Peer Group. With respect to the Peer Group, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Group and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including the limited number of actively-managed ETFs investing in senior loans and that most of the members of the Peer Group were index-based ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2017 to the performance of the Peer Group and to two benchmark indexes. Based on the information provided, the Board noted that the Fund outperformed the Peer Group average and the Markit iBoxx USD Liquid Leveraged Loan Index for the one- and
three-year periods ended December 31, 2017 but underperformed the S&P/LSTA U.S.
Leveraged Loan 100 Index for the one- and three-year periods ended December 31,
2017.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the
Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in infrastructure and personnel. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the
Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs
(including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2017 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board

                                                                         Page 37


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2018 (UNAUDITED)

considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Fund's portfolio. The
Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the
U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Senior Loan Fund (the "Fund"), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund
Managers Directive (the "Directive"). First Trust is required under the
Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2017, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $4,103,448. This figure is comprised of $570,556 paid (or to be paid) in fixed compensation and
$3,532,892 paid (or to be paid) in variable compensation. There were a total of
21 beneficiaries of the remuneration described above. Those amounts include
$459,706 paid (or to be paid) to senior management of First Trust Advisors L.P.
and $3,643,742 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors
L.P. or the Funds (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration
Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i.    to provide a clear link between remuneration and performance of
            First Trust and to avoid rewarding for failure;

      ii.   to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii.  to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First
            Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest.
First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust.
Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2018 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                  NUMBER OF             OTHER
                                                                                                PORTFOLIOS IN      TRUSTEESHIPS OR
                                                                                               THE FIRST TRUST      DIRECTORSHIPS
           NAME,              TERM OF OFFICE AND                                                 FUND COMPLEX      HELD BY TRUSTEE
     YEAR OF BIRTH AND        YEAR FIRST ELECTED            PRINCIPAL OCCUPATIONS                OVERSEEN BY         DURING PAST
   POSITION WITH THE FUND        OR APPOINTED                DURING PAST 5 YEARS                   TRUSTEE             5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee  o Indefinite Term   Physician, Officer, Wheaton Orthopedics;           159          None
(1951)                                            Limited Partner, Gundersen Real Estate
                              o Since Inception   Limited Partnership (June 1992 to
                                                  December 2016); Member, Sportsmed LLC
                                                  (April 2007 to November 2015)

Thomas R. Kadlec, Trustee     o Indefinite Term   President, ADM Investors Services, Inc.            159          Director of ADM
(1957)                                            (Futures Commission Merchant)                                   Investor Services,
                              o Since Inception                                                                   Inc., ADM
                                                                                                                  Investor Services
                                                                                                                  International,
                                                                                                                  Futures Industry
                                                                                                                  Association, and
                                                                                                                  National Futures
                                                                                                                  Association

Robert F. Keith, Trustee      o Indefinite Term   President, Hibs Enterprises (Financial and         159          Director of Trust
(1956)                                            Management Consulting)                                          Company of
                              o Since Inception                                                                   Illinois

Niel B. Nielson, Trustee      o Indefinite Term   Senior Advisor (August 2018 to Present),           159          Director of
(1954)                                            Managing Director and Chief Operating                           Covenant
                              o Since Inception   Officer (January 2015 to August 2018),                          Transport Inc.
                                                  Pelita Harapan Educational Foundation                           (May 2003 to
                                                  (Educational Product and Services);                             May 2014)
                                                  President and Chief Executive Officer
                                                  (June 2012 to September 2014), Servant
                                                  Interactive LLC (Educational Products
                                                  and Services); President and Chief
                                                  Executive Officer (June 2012 to September
                                                  2014), Dew Learning LLC (Educational
                                                  Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,   o Indefinite Term   Chief Executive Officer, First Trust               159          None
Chairman of the Board                             Advisors L.P. and First Trust Portfolios
(1955)                        o Since Inception   L.P.; Chairman of the Board of Directors,
                                                  BondWave LLC (Software Development
                                                  Company) and Stonebridge Advisors LLC
                                                  (Investment Advisor)


-----------------------------

(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.

                                                                         Page 39


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2018 (UNAUDITED)



     NAME AND            POSITION AND OFFICES        TERM OF OFFICE AND                     PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST             LENGTH OF SERVICE                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief Executive   o Indefinite Term      Managing Director and Chief Financial Officer
(1966)                Officer                                                (January 2016 to Present), Controller (January 2011
                                                      o Since January 2016   to January 2016), Senior Vice President (April 2007
                                                                             to January 2016), First Trust Advisors L.P. and First
                                                                             Trust Portfolios L.P.; Chief Financial Officer
                                                                             (January 2016 to Present), BondWave LLC
                                                                             (Software Development Company) and Stonebridge
                                                                             Advisors LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial      o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief                                      President (April 2012 to July 2016), First Trust
                      Accounting Officer              o Since January 2016   Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine      Secretary and Chief             o Indefinite Term      General Counsel, First Trust Advisors L.P. and
(1960)                Legal Officer                                          First Trust Portfolios L.P.; Secretary and General
                                                      o Since Inception      Counsel, BondWave LLC; Secretary, Stonebridge
                                                                             Advisors LLC

Daniel J. Lindquist   Vice President                  o Indefinite Term      Managing Director, First Trust Advisors L.P. and
(1970)                                                                       First Trust Portfolios L.P.
                                                      o Since Inception

Kristi A. Maher       Chief Compliance Officer        o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                                and First Trust Portfolios L.P.
                                                      o Since Inception

Roger F. Testin       Vice President                  o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
(1966)                                                                       and First Trust Portfolios L.P.
                                                      o Since Inception

Stan Ueland           Vice President                  o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
(1970)                                                                       and First Trust Portfolios L.P.
                                                      o Since Inception


-----------------------------

(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2018 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews,
            applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies".
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

May 2017

                                                                         Page 41


                      This page intentionally left blank.


                      This page intentionally left blank.


                      This page intentionally left blank.


FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

First Trust Tactical High
Yield ETF (HYLS)

Annual Report
For the Year Ended
October 31, 2018


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                 ANNUAL REPORT
                                OCTOBER 31, 2018

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Tactical High Yield ETF; hereinafter referred to as the
"Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the
Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2018

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the First Trust
Tactical High Yield ETF (the "Fund"), which contains detailed information about the Fund for the twelve months ended October 31, 2018, including a market overview and a performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.

As I mentioned in my April 2018 letter, 2017 was a very strong year for U.S. and global markets. Investors were rewarded with rising markets and very little volatility. As 2018 began, investors were hoping for another strong year in the markets. For the entire first quarter, however, increased market volatility was the norm for U.S. and global markets. The markets continued their volatility throughout the second quarter. During April and May, the Dow Jones Industrial
Average ("DJIA") closed out each month slightly down, but ended both June and
July slightly up. August was a strong month for stocks, and the DJIA finished
August just under its previous high in January of 2018. At the close of the third quarter in September, the markets had moved higher into positive territory. In fact, all three major U.S. indices (the Nasdaq Composite Index, the DJIA and the S&P 500(R) Index) hit record levels during the third quarter.
In October, markets were again very volatile, surprising analysts and investors alike. Both global and U.S. markets fell on fears of slowing growth, trade wars and higher interest rates. The DJIA was down 5% for October and the MSCI EAFE
Index, an index of stocks in 21 developed markets (excluding the U.S. and
Canada), was down 9% for the same period.

Based on continued strong job growth and the economic outlook in the U.S., the
Federal Reserve (the "Fed") raised interest rates in March, June and September.
At their September meeting, the Fed also indicated the possibility of one more rate hike in 2018 as well as three more rate hikes in 2019.

Trade tensions have had an impact on markets around the world and could continue to do so in the future. However, our economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk about more equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.

We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.

Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

The primary investment objective of the First Trust Tactical High Yield ETF (the
"Fund") is to provide current income. The Fund's secondary investment objective is to provide capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in high yield debt securities that are rated below investment grade at the time of purchase or unrated securities deemed by the Fund's advisor to be of comparable quality. Below investment grade securities are those that, at the time of purchase, are rated lower than "BBB-" by Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., or lower than "Baa3" by Moody's
Investors Service, Inc., or comparably rated by another nationally recognized statistical rating organization. High yield debt securities that are rated below investment grade are commonly referred to as "junk" debt. Such securities may include U.S. and non-U.S. corporate debt obligations, bank loans and convertible bonds. For purposes of determining whether a security is below investment grade, the lowest available rating will be considered.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                   AVERAGE ANNUAL                            CUMULATIVE
                                                                   TOTAL RETURNS                           TOTAL RETURNS
                                        1 Year Ended    5 Years Ended    Inception (2/25/13)    5 Years Ended    Inception (2/25/13)
                                          10/31/18        10/31/18           to 10/31/18          10/31/18           to 10/31/18
FUND PERFORMANCE
NAV                                        1.60%            3.93%               4.65%              21.28%              29.48%
Market Price                               1.67%            3.73%               4.63%              20.09%              29.33%

INDEX PERFORMANCE
ICE BofAML US High Yield
   Constrained Index                       0.86%            4.69%               4.95%              25.78%              31.54%
------------------------------------------------------------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Annual
Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of the shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

-----------------------------------------------------------
                                       % OF TOTAL LONG-TERM
INDUSTRY CLASSIFICATION                   INVESTMENTS(1)
-----------------------------------------------------------
Health Care Providers & Services               16.2%
Media                                          12.2
Hotels, Restaurants & Leisure                  11.8
Software                                        8.9
Pharmaceuticals                                 7.1
Oil, Gas & Consumable Fuels                     3.4
Real Estate Management &
   Development                                  2.8
Diversified Financial Services                  2.5
Building Products                               2.5
Life Sciences Tools & Services                  2.3
Professional Services                           2.3
Auto Components                                 2.2
Food Products                                   2.0
Diversified Telecommunication
   Services                                     1.9
Technology Hardware, Storage &
   Peripherals                                  1.8
Insurance                                       1.8
Metals & Mining                                 1.7
Containers & Packaging                          1.7
Diversified Consumer Services                   1.7
Food & Staples Retailing                        1.5
Health Care Equipment & Supplies                1.5
Wireless Telecommunication Services             1.4
Entertainment                                   1.1
Health Care Technology                          1.1
Trading Companies & Distributors                0.8
Electric Utilities                              0.7
Capital Markets                                 0.7
Household Durables                              0.7
Household Products                              0.6
Machinery                                       0.5
Equity Real Estate Investment Trusts
   (REITs)                                      0.5
Automobiles                                     0.4
Commercial Services & Supplies                  0.4
Aerospace & Defense                             0.3
Speciality Retail                               0.3
Industrial Conglomerates                        0.3
Chemicals                                       0.2
Energy Equipment & Services                     0.1
IT Services                                     0.1
Consumer Finance                                0.0*
Construction Materials                          0.0*
                                             --------
     Total                                    100.0%
                                             ========
*  Amount is less than 0.1%.

-----------------------------------------------------------
                                       % OF TOTAL LONG-TERM
ASSET CLASSIFICATION                      INVESTMENTS(1)
-----------------------------------------------------------
Corporate Bonds                                58.9%
Senior Floating-Rate Loan Interests            33.7
Foreign Corporate Bonds                         7.4
Rights                                          0.0*
                                             --------
     Total                                    100.0%
                                             ========

-----------------------------------------------------------
                                        % OF SENIOR LOANS
                                            AND OTHER
CREDIT QUALITY (S&P RATINGS)(2)         DEBT SECURITIES(1)
-----------------------------------------------------------
BBB-                                            2.3%
BB+                                             5.5
BB                                             10.1
BB-                                            16.5
B+                                             16.8
B                                              15.7
B-                                             22.7
CCC+                                            8.9
CCC                                             1.3
D                                               0.2
                                             --------
     Total                                    100.0%
                                             ========

-----------------------------------------------------------
                                       % OF TOTAL LONG-TERM
TOP 10 ISSUERS                            INVESTMENTS(1)
-----------------------------------------------------------
Bausch Health Companies, Inc. (Valeant)         3.2%
Tenet Healthcare Corp.                          3.0
Sinclair Television Group, Inc.                 2.5
Polaris Merger Sub Corp. Multiplan, Inc.        2.5
Stars Group Holdings B.V.                       2.2
Charter Communications Operating, LLC           2.0
Gray Television, Inc.                           1.9
Diamond 1/2 Finance Corp. (Dell)                1.8
Six Flags Theme Parks, Inc.                     1.7
Select Medical Corp.                            1.7
                                             --------
     Total                                     22.5%
                                             ========

(1)   Percentages are based on the long positions only. Money market funds and short positions are excluded.

(2)   The ratings are by Standard & Poor's Rating Group, a division of the
      McGraw-Hill Companies, Inc. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).
      Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                  FEBRUARY 25, 2013 - OCTOBER 31, 2018

            First Trust Tactical       ICE BofAML US High
               High Yield ETF        Yield Constrained Index
2/25/13           $10,000                    $10,000
4/30/13            10,403                     10,308
10/31/13           10,676                     10,458
4/30/14            11,167                     10,956
10/31/14           11,285                     11,070
4/30/15            11,493                     11,238
10/31/15           11,376                     10,845
4/30/16            11,519                     11,089
10/31/16           11,933                     11,950
4/30/17            12,431                     12,602
10/31/17           12,744                     13,042
4/30/18            12,748                     13,012
10/31/18           12,948                     13,154


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 1, 2013 through
October 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                          NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                    AT/ABOVE NAV                                   BELOW NAV
                      ----------------------------------------      ----------------------------------------
                      0.00%-     0.50%-     1.00%-                  0.00%-     0.50%-     1.00%-
FOR THE PERIOD        0.49%      0.99%      1.99%      >=2.00%      0.49%      0.99%      1.99%      >=2.00%
11/1/13 - 10/31/14     158         29          0          0           63          2          0          0
11/1/14 - 10/31/15     177          8          2          0           60          4          0          0
11/1/15 - 10/31/16     201          7          0          0           42          2          0          0
11/1/16 - 10/31/17     197          1          0          0           53          1          0          0
11/1/17 - 10/31/18     133          1          0          0          118          0          0          0



--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                 ANNUAL REPORT
                          OCTOBER 31, 2018 (UNAUDITED)

                                    ADVISOR

The First Trust Advisors L.P. ("First Trust") Leveraged Finance Team is
comprised of 15 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of October 31, 2018, the First
Trust Leveraged Finance Team managed or supervised approximately $4.5 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including two closed-end funds, an open-end fund, four exchange-traded funds, one UCITS fund and a series of unit investment trusts on behalf of retail and institutional clients.

                           PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA - SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER
SCOTT D. FRIES, CFA - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER
ORLANDO PURPURA, CFA, CMT - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER

                                   COMMENTARY

The First Trust Tactical High Yield ETF (the "Fund") is an actively managed exchanged-traded fund ("ETF"). The Fund's primary investment objective is to provide current income, with a secondary objective of capital appreciation.

MARKET RECAP

Economic growth, low unemployment, and strong consumer sentiment have led to asset prices increasing throughout the 12-month period ended October 31, 2018.
However, the effects of these positive developments were dampened by fears surrounding increasing interest rates. Meanwhile, global economic growth concerns were fueled by fears of a trade war. Over the period, equities posted a solid return with the S&P 500(R) Index up 7.35%. Interest rates, as measured by the 10-year U.S. Treasury, bond finished the year at 3.14% as of October 31,
2018, up from 2.38% at the start of the period. High-yield bonds, as measured by the ICE BofAML US High Yield Constrained Index (the "Index"), were up 0.86%, and senior loans, as measured by the S&P/LSTA Leveraged Loan Index, were up 4.54% in the period.

High-Yield Bond Market

High-yield bond spreads over U.S. Treasuries widened 30 basis points ("bps") to end the period at T+381 bps as of October 31, 2018. The spread is inside the long-term average spread over U.S. Treasuries of T+573 bps (December 1997 -
October 2018).

Lower quality high-yield bonds outperformed higher quality high-yield bonds in the period, which was a continuation of the trend in the prior year period.
Issues rated CCC and below returned 4.57%, outperforming the 1.67% return of B rated issues, and outperforming the -0.82% return of issues rated BB and above in the period. The average price of high-yield bonds in the market entered the period at $101.58 and decreased steadily for the better part of the year to end the period with an average price of $96.40.

Senior Loan Market

Senior loan spreads over 3-month London Interbank Offered Rate ("LIBOR")
declined 18 bps during the prior year period to L+389 bps. This is slightly favorable to the pre-credit crisis average spread of L+372 (December 1997 - June
2007) but is inside the long-term average spread of L+515 (December 1997 -
October 2018).

Lower quality senior loans outperformed higher quality senior loans in the period, which was a continuation of the trend in the prior year period. CCC rated issues returned 8.82%, outperforming the 4.85% return of B rated issues, and outperforming the 3.68% return of BB rated issues in the period. The average price of senior loans in the market was relatively flat as prices began the period at $98.16 and ended the period at $98.14.

Default Rates

During the 12-month period ended October 31, 2018, default rates increased within both the High-Yield Bond Universe and the S&P/LSTA Leveraged Loan Index.
The last twelve months ("LTM") default rate within the high-yield bond market ended the period at 2.02% compared to the 1.18% default rate one year ago. The senior loan market ended the period at 1.92% compared to the 1.51% default rate

                                                                          Page 5


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                 ANNUAL REPORT
                          OCTOBER 31, 2018 (UNAUDITED)

one year ago. Default activity increased during the period due to the February
2018 default of iHeartMedia, the largest default by par amount outstanding since
2014. Despite the increase in default rates, defaults remain low by historical standards. The low default rate is reflective of the relatively sound financial condition of most companies, the lack of near-term debt maturities, and the strong backdrop of a healthy macroeconomic environment.

FUND PERFORMANCE

The Fund returned 1.60% on a net asset value ("NAV") basis and 1.67% on a market price basis over the last twelve months, which outperformed the Index return of
0.86% over the same time period.

The Fund held 286 individual positions diversified across 41 industries at the end of the reporting period. Health care providers & services, media, and hotels, restaurants & leisure were the Fund's top three industry exposures at the end of the period. By comparison, the Fund held 289 individual position across 42 industries at October 31, 2017.

The Fund was generally underweight the highest credit quality issues, mainly issues rated BB- and above. This was beneficial to the Fund as the highest credit quality issues lagged in performance relative to the rest of the market.
At the end of October 2017, the Fund held 30.67% in issues rated BB- or above compared to 47.49% for the Index. One year later, those weightings moved to
34.35% and 47.18% for the Fund and the Index, respectively. Leverage was largely beneficial to the Fund's return during the period as the senior loans outperformed the cost of borrowing in the period. The Fund's senior loan allocation was a tailwind to performance as senior loans outperformed high-yield bonds in the period by 368 bps. The Fund significantly increased its allocation to senior loans by over 1,300 bps to finish the fiscal year at 33.69% of the
Fund's maximum 40% allocation cap for senior loans. We continue to find value in certain parts of the senior loan market as the difference in yield-to-maturity between senior loans and high-yield bonds remains tight to historic levels
(bonds yield 1.01% more than loans today versus the long-term average of 2.22%
since January 31, 1999) and senior loans offer the Fund some protection in a rising rate environment by shortening duration given the floating rate characteristic of senior loans. Additionally benefitting the Fund during the period was its overweight position and asset selection in the healthcare industry as the Fund's healthcare holdings performed better than the broader healthcare sector. The healthcare sector also outperformed the broad Index during the period. The Fund also benefitted from its asset selection within the retail industry. The Fund's position in food retailers experienced solid gains during the period as business sentiment grew more positive on the back of better financial results.

Partially offsetting these tailwinds was the Fund's underweight position to the energy and metals/mining industries and the Fund's asset selection in the telecommunications industry. The Fund's underweight position to the energy industry proved to be a headwind as the energy industry was one of the best performing industries over the prior year period with a 2.25% total return within the Index. If part of an issuers investment premise relies on a commodity price, this can create a high hurdle for inclusion in the portfolio. In times of strong commodity returns, like we've seen over the last year, our credit process can lead to periods of underperformance, however, over time we believe the Fund will benefit from lower volatility and better risk adjusted returns. Finally, the Fund's asset selection in the telecommunications industry detracted from its returns during the period. A wireless provider and satellite operator both experienced unforeseen events that led to investors perceiving the companies as more valuable, causing their debt to experience large gains. The Fund did not hold debt of either company; therefore, it did not participate in the gains seen in the broader telecommunications sector.

The U.S. Treasury short position was nominally accretive during the LTM period as interest rates steadily rose, especially the short end of the interest rate curve, where the 2-year U.S. Treasury yield increased nearly 80%. This was predominantly driven by four interest rate hikes from the Federal Reserve (the
"Fed") over the LTM period. As of October 31, 2018, the Fund's U.S. Treasury short position was -5.98% which compares to -7.27% as of October 31, 2017. We continue to believe that it will be a beneficial component of the Fund if interest rates continue to rise towards the end of 2018 and beyond, as we see the Fed continuing its rate hike, albeit at a moderate pace.

The Fund's most recent monthly distribution of $0.215 per share is $0.01 per share lower than the monthly distribution paid in October 2017. At the end of the period, the effective yield based on the distributions for the trailing twelve months was 5.72% based on NAV.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                 ANNUAL REPORT
                          OCTOBER 31, 2018 (UNAUDITED)

MARKET AND FUND OUTLOOK

Spreads are tight relative to the long-term average spread over U.S. Treasuries, however, we believe there is room for further tightening in this cycle given that spreads remain wide of the lowest spreads experienced in the last business cycle (T+245 in May 2007) and fundamentals for high-yield issuers remain sound.
Moreover, even though the default rate within the high-yield bond market marginally increased during the period, the current LTM default rate remains below the 3.18% long-term average default rate dating back to March 1999. We believe the present default rate is reflective of the relatively sound financial condition of most companies and the strong backdrop of a healthy macroeconomic environment.

We believe that with the potential for additional interest rate hikes on the horizon, LIBOR should continue to migrate higher during the rest of 2018 and into 2019. Importantly, the default rate for senior loans remains low, at 1.92%
and we believe it is likely to remain low given the overall health of the U.S.
economy.

We remain confident that the favorable backdrop for the macro economy will persist for the near to intermediate term and that we are in a healthy part of the economic cycle to own high-yield bonds and senior loans. As we evaluate new investment opportunities, decisions will continue to be rooted in our rigorous bottom-up credit analysis and our focus will remain on identifying the opportunities that we believe offer the best risk and reward balance.

                                                                          Page 7


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2018 (UNAUDITED)

As a shareholder of First Trust Tactical High Yield ETF (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2018.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------------------------------------------------
                                                                                     ANNUALIZED
                                                                                    EXPENSE RATIO
                                               BEGINNING            ENDING          BASED ON THE       EXPENSES PAID
                                             ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH          DURING THE
                                              MAY 1, 2018      OCTOBER 31, 2018        PERIOD       SIX-MONTH PERIOD (a)
------------------------------------------------------------------------------------------------------------------------
FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
Actual                                         $1,000.00          $1,015.70             1.21%              $6.15
Hypothetical (5% return before expenses)       $1,000.00          $1,019.11             1.21%              $6.16


(a)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2018 through October 31, 2018), multiplied by 184/365 (to reflect the six-month period).


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
CORPORATE BONDS -- 62.0%

                  AGRICULTURAL PRODUCTS -- 0.1%
$      1,450,000  Lamb Weston Holdings, Inc. (a)..................................      4.63%       11/01/24    $     1,425,669
                                                                                                                ---------------
                  ALTERNATIVE CARRIERS -- 0.8%
         500,000  Level 3 Financing, Inc..........................................      5.38%       08/15/22            502,500
         500,000  Level 3 Financing, Inc..........................................      5.13%       05/01/23            498,125
       2,000,000  Level 3 Financing, Inc..........................................      5.38%       01/15/24          1,985,000
       7,437,000  Level 3 Parent LLC (b)..........................................      5.75%       12/01/22          7,435,438
                                                                                                                ---------------
                                                                                                                     10,421,063
                                                                                                                ---------------
                  APPLICATION SOFTWARE -- 2.2%
         250,000  Infor US, Inc. (a)..............................................      5.75%       08/15/20            253,125
      11,320,000  Infor US, Inc. (b)..............................................      6.50%       05/15/22         11,348,300
      15,471,000  RP Crown Parent LLC (a) (b).....................................      7.38%       10/15/24         15,896,452
                                                                                                                ---------------
                                                                                                                     27,497,877
                                                                                                                ---------------
                  AUTO PARTS & EQUIPMENT -- 1.2%
         425,000  American Axle & Manufacturing, Inc. (b).........................      7.75%       11/15/19            438,016
       3,112,000  American Axle & Manufacturing, Inc..............................      6.63%       10/15/22          3,162,570
       5,000,000  American Axle & Manufacturing, Inc..............................      6.25%       04/01/25          4,737,500
       7,514,000  Cooper-Standard Automotive, Inc. (a)............................      5.63%       11/15/26          7,138,300
                                                                                                                ---------------
                                                                                                                     15,476,386
                                                                                                                ---------------
                  AUTOMOTIVE RETAIL -- 0.1%
         815,000  KAR Auction Services, Inc. (a)..................................      5.13%       06/01/25            768,138
                                                                                                                ---------------
                  BROADCASTING -- 6.7%
      26,086,000  Gray Television, Inc. (a) (b)...................................      5.88%       07/15/26         25,099,687
       4,200,000  Nexstar Broadcasting, Inc. (a)..................................      6.13%       02/15/22          4,289,250
       1,375,000  Nexstar Broadcasting, Inc.......................................      5.88%       11/15/22          1,399,338
      16,392,000  Nexstar Broadcasting, Inc. (a) (b)..............................      5.63%       08/01/24         15,695,340
         495,000  Sinclair Television Group, Inc..................................      5.38%       04/01/21            495,619
       1,000,000  Sinclair Television Group, Inc..................................      6.13%       10/01/22          1,012,500
      19,421,000  Sinclair Television Group, Inc. (a) (b).........................      5.63%       08/01/24         18,644,159
      10,599,000  Sinclair Television Group, Inc. (a).............................      5.88%       03/15/26         10,135,294
       2,894,000  Sinclair Television Group, Inc. (a).............................      5.13%       02/15/27          2,619,070
       4,000,000  Tribune Media Co................................................      5.88%       07/15/22          4,070,000
                                                                                                                ---------------
                                                                                                                     83,460,257
                                                                                                                ---------------
                  BUILDING PRODUCTS -- 1.2%
       3,789,000  CEMEX Finance LLC (a)...........................................      6.00%       04/01/24          3,789,947
         235,000  Jeld-Wen, Inc. (a)..............................................      4.63%       12/15/25            211,206
       2,085,000  Jeld-Wen, Inc. (a)..............................................      4.88%       12/15/27          1,819,162
         745,000  Lennar Corp.....................................................      5.88%       11/15/24            751,519
       6,785,000  Lennar Corp. (b)................................................      5.25%       06/01/26          6,505,526
         417,000  Standard Industries, Inc. (a)...................................      5.38%       11/15/24            401,884
         295,000  Standard Industries, Inc. (a)...................................      6.00%       10/15/25            291,313
         892,000  Standard Industries, Inc. (a)...................................      5.00%       02/15/27            816,180
                                                                                                                ---------------
                                                                                                                     14,586,737
                                                                                                                ---------------
                  CABLE & SATELLITE -- 4.3%
       9,183,000  Altice US Finance I Corp. (a) (b)...............................      5.50%       05/15/26          8,967,750
       4,133,000  Cablevision Systems Corp........................................      8.00%       04/15/20          4,334,484
      14,200,000  CCO Holdings LLC / CCO Holdings Capital Corp. (b)...............      5.75%       01/15/24         14,377,500
       2,175,000  CCO Holdings LLC / CCO Holdings Capital Corp. (a)...............      5.88%       04/01/24          2,199,469
       5,076,000  CCO Holdings LLC / CCO Holdings Capital Corp. (a) (b)...........      5.75%       02/15/26          5,037,929
       1,500,000  CCO Holdings LLC / CCO Holdings Capital Corp. (a)...............      5.50%       05/01/26          1,466,250


                        See Notes to Financial Statements                 Page 9


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  CABLE & SATELLITE (CONTINUED)
$      2,828,000  CCO Holdings LLC / CCO Holdings Capital Corp. (a)...............      5.13%       05/01/27    $     2,668,925
      10,107,000  Cequel Communications Holdings I LLC / Cequel Capital
                     Corp. (a)....................................................      7.75%       07/15/25         10,738,687
         800,000  Cequel Communications Holdings I LLC / Cequel Capital
                     Corp. (a)....................................................      7.50%       04/01/28            832,176
       1,000,000  CSC Holdings LLC (a)............................................     10.13%       01/15/23          1,090,400
         819,000  CSC Holdings LLC (a)............................................      5.50%       04/15/27            788,288
       1,800,000  CSC Holdings LLC (a)............................................      5.38%       02/01/28          1,701,000
         100,000  Mediacom Broadband LLC / Mediacom Broadband Corp................      5.50%       04/15/21            100,800
                                                                                                                ---------------
                                                                                                                     54,303,658
                                                                                                                ---------------
                  CASINOS & GAMING -- 4.0%
       2,100,000  Boyd Gaming Corp................................................      6.38%       04/01/26          2,089,500
      19,770,000  Caesars Resort Collection LLC / CRC Finco, Inc., (a) (b)........      5.25%       10/15/25         18,447,880
       1,863,000  Eldorado Resorts, Inc...........................................      6.00%       04/01/25          1,849,028
         426,000  Eldorado Resorts, Inc. (a)......................................      6.00%       09/15/26            418,289
         150,000  GLP Capital LP / GLP Financing II, Inc..........................      5.38%       04/15/26            149,438
       8,600,000  MGM Resorts International (b)...................................      7.75%       03/15/22          9,255,750
       2,200,000  MGM Resorts International (b)...................................      6.00%       03/15/23          2,238,500
         950,000  MGM Resorts International.......................................      5.75%       06/15/25            928,625
       2,439,000  Penn National Gaming, Inc. (a)..................................      5.63%       01/15/27          2,274,367
       8,045,000  Station Casinos LLC (a).........................................      5.00%       10/01/25          7,491,986
       4,500,000  Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. (a)...........      5.50%       03/01/25          4,291,875
         410,000  Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. (a)...........      5.25%       05/15/27            371,563
                                                                                                                ---------------
                                                                                                                     49,806,801
                                                                                                                ---------------
                  COAL & CONSUMABLE FUELS -- 0.1%
         483,000  Peabody Energy Corp. (a)........................................      6.00%       03/31/22            482,396
         967,000  Peabody Energy Corp. (a)........................................      6.38%       03/31/25            970,627
                                                                                                                ---------------
                                                                                                                      1,453,023
                                                                                                                ---------------
                  CONSTRUCTION MATERIALS -- 0.0%
         300,000  Summit Materials LLC / Summit Materials Finance Corp............      6.13%       07/15/23            291,750
                                                                                                                ---------------
                  CONSUMER FINANCE -- 0.0%
         406,000  FirstCash, Inc. (a).............................................      5.38%       06/01/24            401,940
                                                                                                                ---------------
                  DIVERSIFIED METALS & MINING -- 1.0%
      12,256,000  Freeport-McMoRan, Inc...........................................      6.88%       02/15/23         12,881,056
                                                                                                                ---------------
                  DIVERSIFIED REAL ESTATE ACTIVITIES -- 1.6%
       5,810,000  KB Home (b).....................................................      7.00%       12/15/21          6,049,662
       1,725,000  KB Home.........................................................      7.63%       05/15/23          1,824,188
       1,000,000  Meritage Homes Corp.............................................      7.00%       04/01/22          1,033,450
       4,302,000  PulteGroup, Inc.................................................      5.50%       03/01/26          4,232,093
       7,914,000  TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. (b).............      5.88%       06/15/24          7,419,375
                                                                                                                ---------------
                                                                                                                     20,558,768
                                                                                                                ---------------
                  ENVIRONMENTAL & FACILITIES SERVICES -- 0.3%
       3,285,000  Wrangler Buyer Corp. (a)........................................      6.00%       10/01/25          3,531,375
                                                                                                                ---------------
                  FERTILIZERS & AGRICULTURAL CHEMICALS -- 0.0%
         100,000  Scotts Miracle-Gro (The) Co.....................................      6.00%       10/15/23            102,750
                                                                                                                ---------------
                  FINANCIAL EXCHANGES & DATA -- 0.1%
       1,741,000  MSCI, Inc. (a)..................................................      5.75%       08/15/25          1,797,583
                                                                                                                ---------------


Page 10                 See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  HEALTH CARE EQUIPMENT -- 0.7%
$      6,950,000  DJO Finance LLC / DJO Finance Corp. (a) (b).....................      8.13%       06/15/21    $     7,031,315
       1,346,000  Kinetic Concepts, Inc. / KCI USA, Inc. (a)......................      7.88%       02/15/21          1,377,968
                                                                                                                ---------------
                                                                                                                      8,409,283
                                                                                                                ---------------
                  HEALTH CARE FACILITIES -- 8.2%
         250,000  Acadia Healthcare Co., Inc......................................      6.50%       03/01/24            255,375
         250,000  Encompass Health Corp...........................................      5.13%       03/15/23            251,250
      14,303,000  Encompass Health Corp. (b)......................................      5.75%       11/01/24         14,320,879
         250,000  Encompass Health Corp...........................................      5.75%       09/15/25            248,750
       1,000,000  HCA, Inc........................................................      7.50%       02/15/22          1,087,500
       3,524,000  HCA, Inc........................................................      5.88%       05/01/23          3,669,365
       7,019,000  HCA, Inc. (b)...................................................      5.38%       02/01/25          7,080,415
       6,530,000  HCA, Inc........................................................      5.88%       02/15/26          6,693,250
         500,000  LifePoint Health, Inc...........................................      5.50%       12/01/21            508,125
       1,500,000  LifePoint Health, Inc...........................................      5.88%       12/01/23          1,572,188
       3,828,000  LifePoint Health, Inc...........................................      5.38%       05/01/24          4,024,376
      21,587,000  Select Medical Corp. (b)........................................      6.38%       06/01/21         21,856,837
      10,353,000  Tenet Healthcare Corp. (a)......................................      7.50%       01/01/22         10,825,356
      27,514,000  Tenet Healthcare Corp. (b)......................................      8.13%       04/01/22         28,752,129
       1,000,000  Universal Health Services, Inc. (a).............................      5.00%       06/01/26            995,000
                                                                                                                ---------------
                                                                                                                    102,140,795
                                                                                                                ---------------
                  HEALTH CARE SERVICES -- 0.9%
       2,850,000  DaVita, Inc.....................................................      5.13%       07/15/24          2,728,875
       1,976,000  DaVita, Inc.....................................................      5.00%       05/01/25          1,874,730
       6,701,000  MEDNAX, Inc. (a)................................................      5.25%       12/01/23          6,709,376
                                                                                                                ---------------
                                                                                                                     11,312,981
                                                                                                                ---------------
                  HEALTH CARE TECHNOLOGY -- 1.2%
      14,663,000  Change Healthcare Holdings LLC / Change Healthcare Finance,
                     Inc. (a) (b).................................................      5.75%       03/01/25         14,388,069
                                                                                                                ---------------
                  HOTELS, RESORTS & CRUISE LINES -- 0.3%
       3,600,000  ESH Hospitality, Inc. (a).......................................      5.25%       05/01/25          3,415,500
         820,000  Hilton Worldwide Finance LLC / Hilton Worldwide Finance
                     Corp.........................................................      4.63%       04/01/25            797,450
                                                                                                                ---------------
                                                                                                                      4,212,950
                                                                                                                ---------------
                  HOUSEHOLD PRODUCTS -- 0.4%
       4,850,000  Energizer Holdings, Inc. (a)....................................      5.50%       06/15/25          4,728,750
                                                                                                                ---------------
                  INDUSTRIAL CONGLOMERATES -- 0.0%
         235,000  RBS Global, Inc. / Rexnord LLC (a)..............................      4.88%       12/15/25            221,488
                                                                                                                ---------------
                  INDUSTRIAL MACHINERY -- 0.5%
       5,574,000  SPX FLOW, Inc. (a)..............................................      5.63%       08/15/24          5,434,650
         858,000  SPX FLOW, Inc. (a)..............................................      5.88%       08/15/26            827,970
                                                                                                                ---------------
                                                                                                                      6,262,620
                                                                                                                ---------------
                  INSURANCE BROKERS -- 1.2%
      11,902,000  AmWINS Group, Inc. (a)..........................................      7.75%       07/01/26         12,259,060
       2,620,000  HUB International Ltd. (a)......................................      7.00%       05/01/26          2,563,670
                                                                                                                ---------------
                                                                                                                     14,822,730
                                                                                                                ---------------
                  INTEGRATED TELECOMMUNICATION SERVICES -- 1.2%
       4,000,000  Frontier Communications Corp....................................      7.13%       03/15/19          4,030,000
      10,851,000  Zayo Group LLC / Zayo Capital, Inc. (a).........................      5.75%       01/15/27         10,663,278
                                                                                                                ---------------
                                                                                                                     14,693,278
                                                                                                                ---------------


                        See Notes to Financial Statements                Page 11


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  INVESTMENT BANKING & BROKERAGE -- 0.4%
$      5,740,000  LPL Holdings, Inc. (a)..........................................      5.75%       09/15/25    $     5,589,325
                                                                                                                ---------------
                  IT CONSULTING & OTHER SERVICES -- 0.1%
         725,000  CDK Global, Inc.................................................      5.88%       06/15/26            731,344
                                                                                                                ---------------
                  LEISURE FACILITIES -- 2.9%
       1,850,000  Cedar Fair LP / Canada's Wonderland Co. / Magnum
                     Management Corp. / Millennium Op.............................      5.38%       04/15/27          1,773,688
      12,320,000  Constellation Merger Sub, Inc. (a) (b)..........................      8.50%       09/15/25         11,904,200
      16,250,000  Six Flags Entertainment Corp. (a) (b)...........................      4.88%       07/31/24         15,396,874
       7,354,000  Six Flags Entertainment Corp. (a)...............................      5.50%       04/15/27          6,995,493
                                                                                                                ---------------
                                                                                                                     36,070,255
                                                                                                                ---------------
                  LIFE SCIENCES TOOLS & SERVICES -- 0.8%
         800,000  IQVIA, Inc. (a).................................................      5.00%       10/15/26            774,000
       7,683,000  Jaguar Holding Co. II / Pharmaceutical Product Development
                     LLC (a)......................................................      6.38%       08/01/23          7,699,903
       1,360,000  Syneos Health, Inc. / inVentiv Health, Inc. / inVentiv Health
                     Clinical, Inc. (a)...........................................      7.50%       10/01/24          1,438,200
         412,000  West Street Merger Sub, Inc. (a)................................      6.38%       09/01/25            388,310
                                                                                                                ---------------
                                                                                                                     10,300,413
                                                                                                                ---------------
                  MANAGED HEALTH CARE -- 3.5%
       2,667,000  Centene Corp....................................................      6.13%       02/15/24          2,793,683
      27,702,000  MPH Acquisition Holdings LLC (a) (b)............................      7.13%       06/01/24         28,209,500
       4,017,000  Polaris Intermediate Corp. (a) (c)..............................      8.50%       12/01/22          4,132,489
       9,000,000  WellCare Health Plans, Inc......................................      5.25%       04/01/25          8,999,999
                                                                                                                ---------------
                                                                                                                     44,135,671
                                                                                                                ---------------
                  METAL & GLASS CONTAINERS -- 0.3%
         961,000  Berry Global, Inc. (a)..........................................      4.50%       02/15/26            900,938
         961,000  Crown Americas LLC / Crown Americas Capital Corp. VI (a)........      4.75%       02/01/26            909,346
       1,340,000  Owens-Brockway Glass Container, Inc. (a)........................      5.88%       08/15/23          1,340,000
         350,000  Owens-Brockway Glass Container, Inc. (a)........................      6.38%       08/15/25            353,500
                                                                                                                ---------------
                                                                                                                      3,503,784
                                                                                                                ---------------
                  MOVIES & ENTERTAINMENT -- 1.2%
       3,000,000  AMC Entertainment Holdings, Inc.................................      5.88%       02/15/22          3,026,250
       7,769,000  AMC Entertainment Holdings, Inc. (b)............................      5.75%       06/15/25          7,215,459
       2,254,000  Cinemark USA, Inc. (b)..........................................      4.88%       06/01/23          2,211,738
       1,100,000  Live Nation Entertainment, Inc. (a) (b).........................      5.38%       06/15/22          1,111,000
         828,000  Live Nation Entertainment, Inc. (a).............................      5.63%       03/15/26            828,000
                                                                                                                ---------------
                                                                                                                     14,392,447
                                                                                                                ---------------
                  OIL & GAS EXPLORATION & PRODUCTION -- 1.8%
       3,700,000  Murphy Oil Corp.................................................      6.88%       08/15/24          3,852,172
       3,250,000  Sanchez Energy Corp.............................................      7.75%       06/15/21          1,641,250
       3,125,000  Sanchez Energy Corp.............................................      6.13%       01/15/23          1,171,875
      11,239,000  Tallgrass Energy Partners LP / Tallgrass Energy Finance
                     Corp. (a)....................................................      5.50%       09/15/24         11,365,439
       4,785,000  Tallgrass Energy Partners LP / Tallgrass Energy Finance
                     Corp. (a)....................................................      5.50%       01/15/28          4,742,222
                                                                                                                ---------------
                                                                                                                     22,772,958
                                                                                                                ---------------
                  OIL & GAS REFINING & MARKETING -- 0.0%
         415,000  Murphy Oil USA, Inc.............................................      5.63%       05/01/27            406,181
                                                                                                                ---------------


Page 12                 See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  OIL & GAS STORAGE & TRANSPORTATION -- 1.6%
$     14,533,000  Crestwood Midstream Partners LP / Crestwood Midstream
                     Finance Corp. (b)............................................      6.25%       04/01/23    $    14,878,158
       4,000,000  Crestwood Midstream Partners LP / Crestwood Midstream
                     Finance Corp.................................................      5.75%       04/01/25          4,010,000
       1,035,000  Holly Energy Partners LP / Holly Energy Finance Corp. (a).......      6.00%       08/01/24          1,042,763
         312,000  Summit Midstream Holdings LLC / Summit Midstream
                     Finance Corp.................................................      5.50%       08/15/22            310,440
                                                                                                                ---------------
                                                                                                                     20,241,361
                                                                                                                ---------------
                  PACKAGED FOODS & MEATS -- 1.7%
       4,000,000  B&G Foods, Inc..................................................      5.25%       04/01/25          3,825,000
       6,315,000  Post Holdings, Inc. (a).........................................      5.50%       03/01/25          6,133,444
       8,996,000  Post Holdings, Inc. (a).........................................      5.00%       08/15/26          8,332,545
       3,240,000  Post Holdings, Inc. (a).........................................      5.75%       03/01/27          3,106,350
                                                                                                                ---------------
                                                                                                                     21,397,339
                                                                                                                ---------------
                  PAPER PACKAGING -- 1.3%
      16,543,000  Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC /
                     Reynolds Group Issuer Lu (a) (b).............................      7.00%       07/15/24         16,584,358
                                                                                                                ---------------
                  PHARMACEUTICALS -- 2.2%
       4,028,000  Eagle Holding Co. II LLC (a) (d)................................      7.63%       05/15/22          4,058,210
      17,865,000  Endo Finance LLC / Endo Finco, Inc. (a) (b).....................      7.25%       01/15/22         17,016,413
       6,248,000  Horizon Pharma, Inc.............................................      6.63%       05/01/23          6,326,100
                                                                                                                ---------------
                                                                                                                     27,400,723
                                                                                                                ---------------
                  REAL ESTATE SERVICES -- 0.9%
      12,405,000  Realogy Group LLC / Realogy Co-Issuer Corp. (a).................      4.88%       06/01/23         11,288,550
                                                                                                                ---------------
                  RESTAURANTS -- 0.6%
         661,000  Brinker International, Inc. (a).................................      5.00%       10/01/24            624,645
       6,918,000  IRB Holding Corp. (a)...........................................      6.75%       02/15/26          6,641,280
                                                                                                                ---------------
                                                                                                                      7,265,925
                                                                                                                ---------------
                  SECURITY & ALARM SERVICES -- 0.0%
         291,000  Brink's (The) Co. (a)...........................................      4.63%       10/15/27            268,448
                                                                                                                ---------------
                  SPECIALIZED CONSUMER SERVICES -- 0.2%
       2,000,000  Aramark Services, Inc...........................................      4.75%       06/01/26          1,910,000
         481,000  Aramark Services, Inc. (a)......................................      5.00%       02/01/28            457,551
                                                                                                                ---------------
                                                                                                                      2,367,551
                                                                                                                ---------------
                  TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 1.9%
       1,850,000  Dell International LLC / EMC Corp. (a)..........................      5.88%       06/15/21          1,880,102
      14,800,000  Dell International LLC / EMC Corp. (a) (b)......................      7.13%       06/15/24         15,675,520
       6,440,000  Dell International LLC / EMC Corp. (a)..........................      6.02%       06/15/26          6,683,339
                                                                                                                ---------------
                                                                                                                     24,238,961
                                                                                                                ---------------
                  TRADING COMPANIES & DISTRIBUTORS -- 0.8%
       5,000,000  United Rentals North America, Inc...............................      5.75%       11/15/24          5,031,250
         250,000  United Rentals North America, Inc...............................      5.50%       07/15/25            244,531
       2,948,000  United Rentals North America, Inc...............................      5.88%       09/15/26          2,900,096
         764,000  United Rentals North America, Inc...............................      6.50%       12/15/26            774,306
         945,000  United Rentals North America, Inc...............................      5.50%       05/15/27            898,931
                                                                                                                ---------------
                                                                                                                      9,849,114
                                                                                                                ---------------


                        See Notes to Financial Statements                Page 13


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  WIRELESS TELECOMMUNICATION SERVICES -- 1.5%
$        205,000  SBA Communications Corp.........................................      4.00%       10/01/22    $       197,313
       9,469,000  SBA Communications Corp.........................................      4.88%       09/01/24          9,173,094
       4,000,000  Sprint Capital Corp.............................................      6.90%       05/01/19          4,062,360
       1,020,000  Sprint Communications, Inc. (a).................................      9.00%       11/15/18          1,023,315
       2,250,000  Sprint Communications, Inc. (b).................................      7.00%       08/15/20          2,334,375
         150,000  T-Mobile USA, Inc...............................................      6.00%       03/01/23            154,176
       1,180,000  T-Mobile USA, Inc...............................................      5.13%       04/15/25          1,165,250
         416,000  T-Mobile USA, Inc...............................................      4.50%       02/01/26            389,871
                                                                                                                ---------------
                                                                                                                     18,499,754
                                                                                                                ---------------
                  TOTAL CORPORATE BONDS.......................................................................      777,262,237
                  (Cost $791,702,758)                                                                           ---------------

FOREIGN CORPORATE BONDS -- 7.8%

                  ALUMINUM -- 0.8%
       9,376,000  Alcoa Nederland Holding BV (a)..................................      7.00%       09/30/26          9,938,560
                                                                                                                ---------------
                  APPLICATION SOFTWARE -- 0.1%
       1,000,000  Open Text Corp. (a).............................................      5.88%       06/01/26          1,007,500
                                                                                                                ---------------
                  AUTO PARTS & EQUIPMENT -- 0.1%
         965,000  Delphi Technologies PLC (a).....................................      5.00%       10/01/25            873,325
                                                                                                                ---------------
                  AUTOMOBILE MANUFACTURERS -- 0.5%
       5,651,000  Fiat Chrysler Automobiles NV....................................      5.25%       04/15/23          5,636,873
                                                                                                                ---------------
                  BUILDING PRODUCTS -- 1.4%
       9,000,000  Cemex SAB de C.V. (a) (b).......................................      7.75%       04/16/26          9,517,500
       8,567,000  Masonite International Corp. (a)................................      5.63%       03/15/23          8,545,583
         100,000  Masonite International Corp. (a)................................      5.75%       09/15/26             95,250
                                                                                                                ---------------
                                                                                                                     18,158,333
                                                                                                                ---------------
                  CABLE & SATELLITE -- 1.3%
         200,000  Unitymedia GmbH (a).............................................      6.13%       01/15/25            206,500
       6,183,000  Virgin Media Finance PLC (a)....................................      6.00%       10/15/24          6,068,924
       1,654,000  Virgin Media Finance PLC (a)....................................      5.75%       01/15/25          1,600,245
       2,000,000  Virgin Media Secured Finance PLC (a)............................      5.25%       01/15/26          1,872,500
       7,073,000  Virgin Media Secured Finance PLC (a)............................      5.50%       08/15/26          6,683,985
                                                                                                                ---------------
                                                                                                                     16,432,154
                                                                                                                ---------------
                  CASINOS & GAMING -- 0.4%
       3,329,000  International Game Technology PLC (a)...........................      6.25%       02/15/22          3,453,838
         200,000  International Game Technology PLC (a)...........................      6.25%       01/15/27            196,625
       1,673,000  Melco Resorts Finance Ltd. (a)..................................      4.88%       06/06/25          1,537,845
                                                                                                                ---------------
                                                                                                                      5,188,308
                                                                                                                ---------------
                  DIVERSIFIED REAL ESTATE ACTIVITIES -- 0.4%
       1,275,000  Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II,
                     Inc. (a) (b).................................................      5.25%       04/15/21          1,275,000
       3,000,000  Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II,
                     Inc. (a).....................................................      5.88%       04/15/23          2,977,500
         804,000  Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II,
                     Inc. (a).....................................................      5.63%       03/01/24            785,910
                                                                                                                ---------------
                                                                                                                      5,038,410
                                                                                                                ---------------
                  DIVERSIFIED SUPPORT SERVICES -- 0.1%
         950,000  Ritchie Bros Auctioneers, Inc. (a)..............................      5.38%       01/15/25            940,500
                                                                                                                ---------------


Page 14                 See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
FOREIGN CORPORATE BONDS (CONTINUED)

                  OIL & GAS DRILLING -- 0.1%
$        900,000  Weatherford International Ltd...................................      9.88%       02/15/24    $       706,500
                                                                                                                ---------------
                  PACKAGED FOODS & MEATS -- 0.2%
       2,849,000  JBS USA LUX SA / JBS USA Finance, Inc. (a) (b)..................      5.88%       07/15/24          2,806,977
                                                                                                                ---------------
                  PHARMACEUTICALS -- 1.7%
       7,376,000  Bausch Health Cos., Inc. (a)....................................      7.50%       07/15/21          7,505,079
       7,468,000  Bausch Health Cos., Inc. (a)....................................      5.63%       12/01/21          7,374,650
         626,000  Concordia International Corp....................................      8.00%       09/06/24            615,045
       4,250,000  Mallinckrodt International Finance SA/Mallinckrodt CB
                     LLC (a)......................................................      5.75%       08/01/22          3,814,375
       1,000,000  Mallinckrodt International Finance SA/Mallinckrodt CB
                     LLC (a)......................................................      5.63%       10/15/23            862,500
       1,750,000  Mallinckrodt International Finance SA/Mallinckrodt CB
                     LLC (a)......................................................      5.50%       04/15/25          1,417,500
                                                                                                                ---------------
                                                                                                                     21,589,149
                                                                                                                ---------------
                  RESEARCH & CONSULTING SERVICES -- 0.0%
         405,000  IHS Markit Ltd. (a).............................................      4.75%       02/15/25            401,954
                                                                                                                ---------------
                  RESTAURANTS -- 0.7%
       9,458,000  1011778 BC ULC / New Red Finance, Inc. (a)......................      5.00%       10/15/25          8,890,520
                                                                                                                ---------------
                  TOTAL FOREIGN CORPORATE BONDS...............................................................       97,609,063
                  (Cost $99,660,254)                                                                            ---------------



   PRINCIPAL                                                                                         STATED
     VALUE                                  DESCRIPTION                               RATE (e)    MATURITY (f)       VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS -- 35.5%

                  AEROSPACE & DEFENSE -- 0.3%
         428,977  Transdigm, Inc., Term Loan F, 1 Mo. LIBOR + 2.50%, 0.00%
                     Floor........................................................      4.80%       06/09/23            426,411
       3,710,952  Transdigm, Inc., Tranche E Term Loan, 1 Mo. LIBOR + 2.50%,
                     0.00% Floor..................................................      4.80%       05/30/25          3,688,761
                                                                                                                ---------------
                                                                                                                      4,115,172
                                                                                                                ---------------
                  APPLICATION SOFTWARE -- 3.3%
       2,401,759  CCC Information Services, Inc., Term Loan B, 1 Mo. LIBOR
                     + 3.00%, 1.00% Floor.........................................      5.31%       04/26/24          2,402,191
       6,296,966  Informatica Corp., Term Loan B, 1 Mo. LIBOR + 3.25%,
                     0.00% Floor..................................................      5.55%       08/06/22          6,318,627
       5,153,879  Kronos, Inc., Term Loan B, 3 Mo. LIBOR + 3.00%, 0.00%
                     Floor........................................................      5.34%       11/01/23          5,157,899
       1,303,742  Micro Focus International (MA Financeco, LLC), Miami Escrow
                     Term Loan B3, 1 Mo. LIBOR + 2.50%, 0.00% Floor...............      4.80%       06/21/24          1,299,257
       8,804,488  Micro Focus International (MA Financeco, LLC), Seattle Spinco
                     Term Loan B, 1 Mo. LIBOR + 2.50%, 0.00% Floor................      4.80%       06/21/24          8,774,201
      13,645,099  Mitchell International, Inc., 1st Lien Term Loan, 1 Mo. LIBOR
                     + 3.25%, 0.00% Floor.........................................      5.55%       11/30/24         13,576,873
       3,183,879  Qlik Technologies (Project Alpha Intermediate Holding, Inc.),
                     Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor................      5.94%       04/26/24          3,167,960
         460,485  RP Crown Parent (JDA Software Group), Term Loan B, 1 Mo.
                     LIBOR + 2.75%, 1.00% Floor...................................      5.05%       10/12/23            459,219
                                                                                                                ---------------
                                                                                                                     41,156,227
                                                                                                                ---------------


                        See Notes to Financial Statements                Page 15


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                                         STATED
     VALUE                                  DESCRIPTION                               RATE (e)    MATURITY (f)       VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  ASSET MANAGEMENT & CUSTODY BANKS -- 0.1%
$      2,000,000  Victory Capital Holdings, Term Loan B, 3 Mo. LIBOR + 2.75%,
                     0.00% Floor..................................................      5.14%       02/15/25    $     2,002,500
                                                                                                                ---------------
                  AUTO PARTS & EQUIPMENT -- 1.0%
       5,969,849  Gates Global LLC, Initial B-2 Dollar Term Loan, 1 Mo. LIBOR
                     + 2.75%, 1.00% Floor.........................................      5.05%       03/31/24          5,972,536
       2,259,427  Lumileds (Bright Bidco B.V.), Term Loan B, 1 Mo. LIBOR +
                     3.50%, 1.00% Floor...........................................      5.80%       06/30/24          2,206,714
       4,732,984  Lumileds (Bright Bidco B.V.), Term Loan B, 3 Mo. LIBOR +
                     3.50%, 1.00% Floor...........................................      5.89%       06/30/24          4,622,564
                                                                                                                ---------------
                                                                                                                     12,801,814
                                                                                                                ---------------
                  BROADCASTING -- 0.6%
       1,601,519  Cumulus Media Holdings, Inc., Exit Term Loan, 1 Mo. LIBOR
                     + 4.50%, 1.00% Floor.........................................      6.81%       05/15/22          1,580,507
       5,363,556  Tribune Media Co., (fka Tribune Co.), Extended Term Loan C,
                     1 Mo. LIBOR + 3.00%, 0.75% Floor.............................      5.30%       01/27/24          5,373,639
         201,589  Tribune Media Co., (fka Tribune Co.), Term B Loan, 1 Mo.
                     LIBOR + 3.00%, 0.75% Floor...................................      5.30%       12/27/20            201,904
                                                                                                                ---------------
                                                                                                                      7,156,050
                                                                                                                ---------------
                  BUILDING PRODUCTS -- 0.0%
         120,810  JELD-WEN, Inc., Term Loan B, 3 Mo. LIBOR + 2.00%, 0.00%
                     Floor........................................................      4.39%       12/07/24            120,282
                                                                                                                ---------------
                  CASINOS & GAMING -- 2.8%
       1,256,826  Caesars Resort Collection LLC, Term Loan B, 1 Mo. LIBOR +
                     2.75%, 0.00% Floor...........................................      5.05%       12/22/24          1,256,650
         173,400  Golden Nugget, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%,
                     0.75% Floor..................................................      5.05%       10/04/23            173,481
       4,682,736  Golden Nugget, Inc., Term Loan B, 3 Mo. LIBOR + 2.75%,
                     0.75% Floor..................................................  5.19% - 5.28%   10/04/23          4,684,937
      28,446,755  Stars Group Holdings B.V. (Amaya), Term Loan B, 3 Mo. LIBOR
                     + 3.50%, 0.00% Floor.........................................      5.89%       07/28/25         28,549,448
                                                                                                                ---------------
                                                                                                                     34,664,516
                                                                                                                ---------------
                  ELECTRIC UTILITIES -- 0.8%
       9,810,130  Vistra Operations Co. LLC (TEX/TXU), 2018 Incremental Term
                     Loan B3, 1 Mo. LIBOR + 2.00%, 0.00% Floor....................  4.29% - 4.30%   12/31/25          9,774,421
                                                                                                                ---------------
                  ENVIRONMENTAL & FACILITIES SERVICES -- 0.0%
         169,098  Packers Holdings, LLC, Term Loan B, 1 Mo. LIBOR + 3.00%,
                     1.00% Floor..................................................      5.28%       12/04/24            168,816
                                                                                                                ---------------
                  FOOD RETAIL -- 0.6%
         114,031  Albertson's LLC, Term Loan B5, 3 Mo. LIBOR + 3.00%, 0.75%
                     Floor........................................................      5.38%       12/21/22            113,682
       7,537,525  Albertson's LLC, Term Loan B6, 3 Mo. LIBOR + 3.00%, 0.75%
                     Floor........................................................      5.31%       06/22/23          7,499,838
                                                                                                                ---------------
                                                                                                                      7,613,520
                                                                                                                ---------------
                  HEALTH CARE EQUIPMENT -- 0.9%
       5,551,846  DJO Finance LLC (ReAble Therapeutics Finance, LLC), Initial
                     Term Loan, 1 Mo. LIBOR + 3.25%, 1.00% Floor..................      5.55%       06/08/20          5,539,131
       5,566,974  DJO Finance LLC (ReAble Therapeutics Finance, LLC), Initial
                     Term Loan, 3 Mo. LIBOR + 3.25%, 1.00% Floor..................      5.65%       06/08/20          5,554,226
                                                                                                                ---------------
                                                                                                                     11,093,357
                                                                                                                ---------------


Page 16                 See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                                         STATED
     VALUE                                  DESCRIPTION                               RATE (e)    MATURITY (f)       VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  HEALTH CARE FACILITIES -- 0.3%
$        949,314  Acadia Healthcare Co., Inc., Term Loan B4, 1 Mo. LIBOR +
                     2.50%, 0.00% Floor...........................................      4.80%       02/16/23    $       950,500
       2,370,862  Gentiva Health Services, Inc., Term Loan B, 1 Mo. LIBOR +
                     3.75%, 0.00% Floor...........................................      6.06%       06/30/25          2,379,753
                                                                                                                ---------------
                                                                                                                      3,330,253
                                                                                                                ---------------
                  HEALTH CARE SERVICES -- 4.0%
       2,192,978  21st Century Oncology Holdings, Inc. (21st Century Oncology
                     Inc.), Tranche B Term Loan, 3 Mo. LIBOR + 6.13%, 1.00%
                     Floor........................................................      8.57%       01/16/23          2,040,851
         895,164  Agiliti Health, Inc. (Universal Hospita Services), Term Loan,
                     1 Mo. LIBOR + 3.00%, 0.00% Floor.............................      5.31%       10/31/25            899,640
       1,072,648  Air Medical Group Holdings, Inc. (Global Medical Response),
                     2018 New Term Loan, 1 Mo. LIBOR + 4.25%, 1.00% Floor.........      6.53%       03/14/25          1,051,195
       2,425,517  Air Medical Group Holdings, Inc. (Global Medical Response),
                     Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor................      5.53%       04/28/22          2,351,539
       2,471,000  Air Methods Corp. (a/k/a ASP AMC Intermediate Holdings, Inc.),
                     Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor................      5.89%       04/21/24          2,226,989
       3,425,203  CDRH Parent, Inc. (Healogics, Inc.), Initial Term Loan (First
                     Lien), 3 Mo. LIBOR + 4.25%, 1.00% Floor......................      6.58%       07/01/21          3,205,990
       2,290,521  CHG Healthcare Services, Inc. (fka CHG Buyer Corp.), Term
                     Loan, 1 Mo. LIBOR + 3.00%, 1.00% Floor.......................      5.30%       06/07/23          2,296,247
       4,080,686  CHG Healthcare Services, Inc. (fka CHG Buyer Corp.), Term
                     Loan, 3 Mo. LIBOR + 3.00%, 1.00% Floor.......................      5.53%       06/07/23          4,090,888
       1,795,500  Dupage Medical Group (Midwest Physician), Term Loan B,
                     1 Mo. LIBOR + 2.75%, 0.75% Floor.............................      5.05%       08/15/24          1,780,346
      11,043,466  Envision Healthcare Corp., Term Loan B, 1 Mo. LIBOR + 3.75%,
                     0.00% Floor..................................................      6.05%       10/10/25         10,805,367
         243,217  Exam Works (Gold Merger Co., Inc.), Term Loan B, 1 Mo.
                     LIBOR + 3.25%, 1.00% Floor...................................      5.55%       07/27/23            243,825
       4,856,117  Surgery Centers Holdings, Inc., Term Loan B, 3 Mo. LIBOR +
                     3.25%, 1.00% Floor...........................................      5.57%       08/31/24          4,842,762
       6,084,799  Team Health, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00%
                     Floor........................................................      5.05%       02/06/24          5,742,530
       8,731,640  U.S. Renal Care, Inc., Term Loan B, 3 Mo. LIBOR + 4.25%,
                     1.00% Floor..................................................      6.64%       12/30/22          8,447,862
                                                                                                                ---------------
                                                                                                                     50,026,031
                                                                                                                ---------------
                  HOUSEHOLD APPLIANCES -- 0.7%
       8,801,426  Traeger Grills (TGP Holdings III LLC), Term Loan B, 3 Mo.
                     LIBOR + 4.25%, 1.00% Floor...................................      6.64%       09/25/24          8,636,400
                                                                                                                ---------------
                  HOUSEHOLD PRODUCTS -- 0.2%
         941,963  Spectrum Brands, Inc., Term Loan B, 1 Mo. LIBOR + 2.00%,
                     0.00% Floor..................................................      4.31%       06/23/22            941,624
       1,252,037  Spectrum Brands, Inc., Term Loan B, 2 Mo. LIBOR + 2.00%,
                     0.00% Floor..................................................  4.33% - 4.40%   06/23/22          1,251,585
         706,472  Spectrum Brands, Inc., Term Loan B, 3 Mo. LIBOR + 2.00%,
                     0.00% Floor..................................................      4.35%       06/23/22            706,218
                                                                                                                ---------------
                                                                                                                      2,899,427
                                                                                                                ---------------
                  HUMAN RESOURCE & EMPLOYMENT SERVICES -- 0.6%
       7,118,343  Tempo Acquisition, Term Loan B, 1 Mo. LIBOR + 3.00%,
                     0.00% Floor..................................................      5.30%       05/01/24          7,116,563
                                                                                                                ---------------


                        See Notes to Financial Statements                Page 17


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                                         STATED
     VALUE                                  DESCRIPTION                               RATE (e)    MATURITY (f)       VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  HYPERMARKETS & SUPER CENTERS -- 1.0%
$     12,234,622  BJ's Wholesale Club, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%,
                     0.00% Floor..................................................      5.28%       02/03/24    $    12,255,665
                                                                                                                ---------------
                  INDUSTRIAL CONGLOMERATES -- 0.3%
       3,868,917  Accudyne Industries LLC, Term Loan B, 1 Mo. LIBOR + 3.00%,
                     1.00% Floor..................................................      5.30%       08/18/24          3,849,572
                                                                                                                ---------------
                  INSURANCE BROKERS -- 0.7%
           8,678  HUB International Ltd., Term Loan B, 2 Mo. LIBOR + 3.00%,
                     0.00% Floor..................................................      5.36%       04/25/25              8,648
       3,453,946  HUB International Ltd., Term Loan B, 3 Mo. LIBOR + 3.00%,
                     0.00% Floor..................................................      5.49%       04/25/25          3,442,064
       5,840,790  USI, Inc. (fka Compass Investors Inc.), Term Loan B, 3 Mo.
                     LIBOR + 3.00%, 0.00% Floor...................................      5.39%       05/15/24          5,804,286
                                                                                                                ---------------
                                                                                                                      9,254,998
                                                                                                                ---------------
                  LIFE SCIENCES TOOLS & SERVICES -- 1.6%
         397,600  Immucor, Inc., Term Loan B-3, 3 Mo. LIBOR + 5.00%, 1.00%
                     Floor........................................................      7.39%       06/15/21            403,564
       1,707,638  Ortho-Clinical Diagnostics Holdings Luxembourg, Term Loan B,
                     1 Mo. LIBOR + 3.25%, 0.00% Floor.............................      5.54%       05/31/25          1,701,234
      18,748,105  Parexel International Corp., Term Loan B, 1 Mo. LIBOR + 2.75%,
                     0.00% Floor..................................................      5.05%       09/27/24         18,455,259
                                                                                                                ---------------
                                                                                                                     20,560,057
                                                                                                                ---------------
                  MANAGED HEALTH CARE -- 0.3%
       2,892,005  Davis Vision (Wink Holdco, Inc.), Initial Term Loan, 1 Mo.
                     LIBOR + 3.00%, 1.00% Floor...................................      5.30%       12/02/24          2,881,883
         388,703  Multiplan Inc (MPH), Term Loan B, 3 Mo. LIBOR + 2.75%,
                     1.00% Floor..................................................      5.14%       06/07/23            387,409
                                                                                                                ---------------
                                                                                                                      3,269,292
                                                                                                                ---------------
                  OIL & GAS EQUIPMENT & SERVICES -- 0.0%
         607,901  NorthRiver Midsteam Finance LP (Grizzly/Enbridge), Term
                     Loan B, 3 Mo. LIBOR + 3.25%, 0.00% Floor.....................      5.65%       09/30/25            610,436
                                                                                                                ---------------
                  OTHER DIVERSIFIED FINANCIAL SERVICES -- 2.6%
      14,173,904  AlixPartners LLP, Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00%
                     Floor........................................................      5.05%       04/04/24         14,173,903
      13,346,700  Duff & Phelps Corp. (Deerfield Dakota), Initial Term Loan,
                     1 Mo. LIBOR + 3.25%, 1.00% Floor.............................      5.55%       02/13/25         13,318,939
       4,178,509  Financial & Risk US Holdings, Inc. (Refinitiv), Initial Dollar
                     Term Loan, 1 Mo. LIBOR + 3.75%, 0.00% Floor..................      6.05%       10/01/25          4,133,256
         692,324  First Data Corp., 2024A New Dollar Term Loan, 1 Mo. LIBOR
                     + 2.00%, 0.00% Floor.........................................      4.29%       04/26/24            688,288
                                                                                                                ---------------
                                                                                                                     32,314,386
                                                                                                                ---------------
                  PAPER PACKAGING -- 0.2%
       2,716,988  Reynolds Group Holdings Inc., U.S. Term Loan, 1 Mo. LIBOR
                     + 2.75%, 0.00% Floor.........................................      5.05%       02/05/23          2,716,988
                                                                                                                ---------------
                  PHARMACEUTICALS -- 3.5%
      27,899,672  Bausch Health Cos., Inc. (Valeant), Term Loan B, 1 Mo. LIBOR
                     + 3.00%, 0.00% Floor.........................................      5.27%       06/01/25         27,893,254
       5,099,000  Concordia Healthcare, Exit Term Loan (First Lien), 1 Mo. LIBOR
                     + 5.50%, 1.00% Floor.........................................      7.78%       09/06/24          4,984,273


Page 18                 See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                                         STATED
     VALUE                                  DESCRIPTION                               RATE (e)    MATURITY (f)       VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  PHARMACEUTICALS (CONTINUED)
$      2,322,691  Endo LLC, Term Loan B, 1 Mo. LIBOR + 4.25%, 0.75% Floor.........      6.56%       04/29/24    $     2,330,913
       8,451,128  Horizon Pharma, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%,
                     1.00% Floor..................................................      5.31%       03/29/24          8,451,128
         289,791  Mallinckrodt International Finance S.A., 2017 Term Loan B,
                     3 Mo. LIBOR + 2.75%, 0.75% Floor.............................      5.14%       09/24/24            285,760
         289,806  Mallinckrodt International Finance S.A., 2018 Incremental Term
                     Loan, 3 Mo. LIBOR + 3.00%, 0.75% Floor.......................      5.52%       02/24/25            287,586
                                                                                                                ---------------
                                                                                                                     44,232,914
                                                                                                                ---------------
                  RESEARCH & CONSULTING SERVICES -- 1.8%
       8,539,865  Advantage Sales & Marketing, Inc., Initial Term Loan (First
                     Lien), 1 Mo. LIBOR + 3.25%, 1.00% Floor......................      5.55%       07/23/21          7,749,927
       5,055,508  Advantage Sales & Marketing, Inc., Term Loan (Second Lien),
                     1 Mo. LIBOR + 6.50%, 1.00% Floor.............................      8.80%       07/25/22          4,212,906
       1,959,121  Advantage Sales & Marketing, Inc., Term Loan B2, 1 Mo.
                     LIBOR + 3.25%, 1.00% Floor...................................      5.55%       07/25/21          1,776,276
       7,850,000  Information Resources, Inc. (fka Symphonyiri Group, Inc.),
                     Second Lien Term Loan, 3 Mo. LIBOR + 8.25%, 1.00%
                        Floor.....................................................     10.57%       01/20/25          7,879,437
         788,000  Information Resources, Inc. (fka Symphonyiri Group, Inc.), Term
                     Loan B, 3 Mo. LIBOR + 4.25%, 1.00% Floor.....................      6.57%       01/18/24            787,346
                                                                                                                ---------------
                                                                                                                     22,405,892
                                                                                                                ---------------
                  RESTAURANTS -- 0.7%
       1,685,000  Portillo's Holdings LLC, Second Lien Term Loan, 3 Mo. LIBOR
                     + 8.00%, 1.00% Floor.........................................     10.39%       08/15/22          1,685,000
       7,645,139  Portillo's Holdings LLC, Term B Loan (First Lien), 3 Mo. LIBOR
                     + 4.50%, 1.00% Floor.........................................      6.89%       08/02/21          7,630,842
                                                                                                                ---------------
                                                                                                                      9,315,842
                                                                                                                ---------------
                  RETAIL REIT'S -- 0.5%
       5,765,255  Capital Automotive L.P., 2nd Lien Term Loan, 1 Mo. LIBOR +
                     6.00%, 1.00% Floor...........................................      8.31%       03/15/25          5,844,527
                                                                                                                ---------------
                  SPECIALIZED CONSUMER SERVICES -- 1.6%
      10,184,000  Asurion, LLC (fka Asurion Corp.), Second Lien Replacement B-2
                     Term Loan, 1 Mo. LIBOR + 6.50%, 0.00% Floor..................      8.80%       07/31/25         10,446,238
       1,329,637  Asurion, LLC (fka Asurion Corp.), Term Loan B4, 1 Mo. LIBOR
                     + 3.00%, 0.00% Floor.........................................      5.30%       08/04/22          1,330,820
       2,947,807  Asurion, LLC (fka Asurion Corp.), Term Loan B6, 1 Mo. LIBOR
                     + 3.00%, 0.00% Floor.........................................      5.30%       11/03/23          2,949,046
       5,000,000  Asurion, LLC (fka Asurion Corp.), Term Loan B7, 1 Mo. LIBOR
                     + 3.00%, 0.00% Floor.........................................      5.30%       11/03/24          5,002,700
                                                                                                                ---------------
                                                                                                                     19,728,804
                                                                                                                ---------------
                  SPECIALIZED FINANCE -- 0.1%
         931,000  Alliant Holdings I, LLC, Initial Term Loan, 1 Mo. LIBOR +
                     3.00%, 0.00% Floor...........................................      5.28%       05/09/25            929,706
                                                                                                                ---------------
                  SPECIALTY CHEMICALS -- 0.2%
       2,979,333  Akzonobel Specialty Chemicals (Starfruit), Term Loan B, 1 Mo.
                     LIBOR + 3.25%, 0.00% Floor...................................      5.51%       10/01/25          2,968,161
                                                                                                                ---------------


                        See Notes to Financial Statements                Page 19


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                                         STATED
     VALUE                                  DESCRIPTION                               RATE (e)    MATURITY (f)       VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  SPECIALTY STORES -- 0.3%
$      3,110,101  Toys "R" US, Term B-2 Loan, Prime Rate + 2.75%, 1.50%
                     Floor (g) (h)................................................      8.00%       05/25/18    $     1,542,610
       3,547,536  Toys "R" US, Term B-4 Loan, Prime Rate + 7.75%, 1.00%
                     Floor (g) (h)................................................     13.00%       04/25/20          1,801,864
                                                                                                                ---------------
                                                                                                                      3,344,474
                                                                                                                ---------------
                  SYSTEMS SOFTWARE -- 3.8%
       1,262,391  Applied Systems, Inc., Term Loan (Second Lien), 3 Mo. LIBOR
                     + 7.00%, 1.00% Floor.........................................      9.39%       09/13/25          1,280,696
       3,455,333  Avast Software B.V. (Sybil), Term Loan B, 3 Mo. LIBOR +
                     2.50%, 1.00% Floor...........................................      4.89%       09/30/23          3,465,838
       7,896,237  BMC Software Finance, Inc. (Boxer Parent), Term Loan B,
                     3 Mo. LIBOR + 4.25%, 0.00% Floor.............................      6.65%       10/02/25          7,915,188
       1,837,237  Dynatrace LLC, Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00%
                     Floor........................................................      5.55%       08/22/25          1,847,195
      14,465,184  Misys Financial Software Ltd. (Almonde, Inc.) (Finastra), Term
                     Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor.....................      5.89%       06/13/24         14,372,751
       9,252,136  Riverbed Technology, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%,
                     1.00% Floor..................................................      5.56%       04/24/22          9,188,574
       6,680,201  SS&C European Holdings, S.A.R.L., Term Loan B-3, 1 Mo.
                     LIBOR + 2.25%, 0.00% Floor...................................      4.55%       04/16/25          6,643,059
       2,589,246  SS&C European Holdings, S.A.R.L., Term Loan B-4, 1 Mo.
                     LIBOR + 2.25%, 0.00% Floor...................................      4.55%       04/16/25          2,574,850
                                                                                                                ---------------
                                                                                                                     47,288,151
                                                                                                                ---------------
                  TRADING COMPANIES & DISTRIBUTORS -- 0.1%
         770,338  Reece International Pty Ltd. (Hamilton), Term Loan B, 3 Mo.
                     LIBOR + 2.00%, 0.00% Floor...................................      4.40%       07/02/25            771,301
                                                                                                                ---------------
                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS...................................................      444,336,515
                  (Cost $450,270,556)                                                                           ---------------



     SHARES                                               DESCRIPTION                                                VALUE
----------------  --------------------------------------------------------------------------------------------  ---------------
RIGHTS -- 0.0%

                  ELECTRIC UTILITIES -- 0.0%
           1,629  Vistra Energy Corp. (i).....................................................................            1,316
           2,702  Vistra Energy Corp. Claim (i) (j) (k).......................................................                0
                                                                                                                ---------------
                  TOTAL RIGHTS................................................................................            1,316
                  (Cost $2,831)                                                                                 ---------------

MONEY MARKET FUNDS -- 0.5%
       6,388,975  Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio -
                     Institutional Class - 2.07% (l)..........................................................        6,388,975
                  (Cost $6,388,975)                                                                             ---------------

                  TOTAL INVESTMENTS -- 105.8%.................................................................    1,325,598,106
                  (Cost $1,348,025,374) (m)                                                                     ---------------


Page 20                 See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
U.S. GOVERNMENT NOTES SOLD SHORT -- (1.6%)

$    (11,000,000) United States Treasury Note.....................................      1.88%       04/30/22    $   (10,607,051)
     (10,000,000) United States Treasury Note.....................................      2.25%       02/15/27         (9,364,258)
                                                                                                                ---------------
                  TOTAL U.S. GOVERNMENT NOTES SOLD SHORT......................................................      (19,971,309)
                  (Proceeds $20,969,038)                                                                        ---------------

U.S. TREASURY BILLS SOLD SHORT -- (4.4%)

     (30,000,000) U.S. Treasury Bill..............................................       (n)        11/15/18        (29,975,412)
     (25,000,000) U.S. Treasury Bill..............................................       (n)        11/23/18        (24,967,210)
                                                                                                                ---------------
                  TOTAL U.S. TREASURY BILLS SOLD SHORT........................................................      (54,942,622)
                  (Proceeds $54,942,516)                                                                        ---------------

                  TOTAL INVESTMENTS SOLD SHORT -- (6.0%)......................................................      (74,913,931)
                  (Proceeds $75,911,554)                                                                        ---------------

                  NET OTHER ASSETS AND LIABILITIES -- 0.2%....................................................        2,351,103
                                                                                                                ---------------
                  NET ASSETS -- 100.0%........................................................................  $ 1,253,035,278
                                                                                                                ===============


-----------------------------

(a)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities
      Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. ("First Trust"
      or the "Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At October 31, 2018, securities noted as such amounted to $562,252,598 or 44.9% of net assets.

(b)   This security or a portion of this security is segregated as collateral for investments sold short.

(c)   These notes are Senior Payment-In-Kind ("PIK") Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 8.50% per annum ("Cash Interest Rate") and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest
      Rate plus 75 basis points. For the fiscal year ended October 31, 2018, this security paid all of its interest in cash.

(d)   These notes are Senior PIK Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2)
      entirely in PIK interest. Interest paid in cash will accrue at the rate of
      7.63% per annum ("Cash Interest Rate") and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. For the fiscal year ended October 31, 2018, this security paid all of its interest in cash.

(e)   Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR period, spread and floor, but different LIBOR reset dates.

(f)   Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(g)   This issuer has filed for protection in bankruptcy court.

(h)   This issuer is in default and interest is not being accrued by the Fund nor paid by the issuer.

(i)   Non-income producing security.

(j)   This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At October 31, 2018, securities noted as such are valued at $0 or
      0.0% of net assets.

(k)   This security's value was determined using significant unobservable inputs
      (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).

(l)   Rate shown reflects yield as of October 31, 2018.

(m)   Aggregate cost for federal income tax purposes is $1,275,954,927. As of
      October 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $5,430,051 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $30,700,803. The net unrealized depreciation was $25,270,752. The amounts presented are inclusive of investments sold short.

(n)   Zero coupon security.

LIBOR - London Interbank Offered Rate

                        See Notes to Financial Statements                Page 21


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31,
2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                       ASSETS TABLE
                                                                                             LEVEL 2           LEVEL 3
                                                          TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                        VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                       10/31/2018          PRICES            INPUTS            INPUTS
                                                     ---------------   ---------------   ---------------   ---------------
Corporate Bonds*..................................   $   777,262,237   $            --   $   777,262,237   $            --
Foreign Corporate Bonds*..........................        97,609,063                --        97,609,063                --
Senior Floating-Rate Loan Interests*..............       444,336,515                --       444,336,515                --
Rights:
   Electric Utilities.............................             1,316                --             1,316                --**
Money Market Funds................................         6,388,975         6,388,975                --                --
                                                     ---------------   ---------------   ---------------   ---------------
Total Investments.................................   $ 1,325,598,106   $     6,388,975   $ 1,319,209,131   $            --**
                                                     ===============   ===============   ===============   ===============

                                                    LIABILITIES TABLE
                                                                                             LEVEL 2           LEVEL 3
                                                          TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                        VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                       10/31/2018          PRICES            INPUTS            INPUTS
                                                     ---------------   ---------------   ---------------   ---------------
U.S. Government Notes Sold Short..................   $   (19,971,309)  $            --   $   (19,971,309)  $            --
U.S. Treasury Bills Sold Short....................       (54,942,622)               --       (54,942,622)               --
                                                     ---------------   ---------------   ---------------   ---------------
Total Investments Sold Short......................   $   (74,913,931)  $            --   $   (74,913,931)  $            --
                                                     ===============   ===============   ===============   ===============


*  See Portfolio of Investments for industry breakout.
** Investment is valued at $0.

Level 3 Rights are fair valued by the Advisor's Pricing Committee and are footnoted in the Portfolio of Investments. These values are based on unobservable and non-quantitative inputs.

Page 22                 See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2018


ASSETS:
Investments, at value.....................................................    $ 1,325,598,106
Cash......................................................................            195,764
Restricted cash...........................................................          4,328,722
Receivables:
   Investment securities sold.............................................          2,748,346
   Interest...............................................................         15,018,263
   Margin interest rebate.................................................             35,092
   Dividends..............................................................             11,992
                                                                              ---------------
      Total Assets........................................................      1,347,936,285
                                                                              ---------------
LIABILITIES:
Investments sold short, at value (proceeds $75,911,554)...................         74,913,931
Payables:
   Investment securities purchased........................................         18,880,053
   Investment advisory fees...............................................          1,012,189
   Interest on investments sold short.....................................             48,260
   Margin interest expense................................................             46,574
                                                                              ---------------
      Total Liabilities...................................................         94,901,007
                                                                              ---------------
NET ASSETS................................................................    $ 1,253,035,278
                                                                              ===============
NET ASSETS CONSIST OF:
Paid-in capital...........................................................    $ 1,297,880,350
Par value.................................................................            266,500
Accumulated distributable earnings (loss).................................        (45,111,572)
                                                                              ---------------
NET ASSETS................................................................    $ 1,253,035,278
                                                                              ===============
NET ASSET VALUE, per share................................................    $         47.02
                                                                              ===============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share).................................         26,650,002
                                                                              ===============
Investments, at cost......................................................    $ 1,348,025,374
                                                                              ===============


                        See Notes to Financial Statements                Page 23


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2018


INVESTMENT INCOME:
Interest..................................................................    $    76,984,792
Margin interest rebate....................................................          1,252,473
Dividends.................................................................            131,297
                                                                              ---------------
Total investment income...................................................         78,368,562
                                                                              ---------------
EXPENSES:
Investment advisory fees..................................................         11,596,172
Margin interest expense...................................................          1,625,306
Interest on investments sold short........................................            976,499
                                                                              ---------------
Total expenses............................................................         14,197,977
                                                                              ---------------
NET INVESTMENT INCOME (LOSS)..............................................         64,170,585
                                                                              ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments............................................................        (10,493,809)
   Investments sold short.................................................          1,503,045
                                                                              ---------------
Net realized gain (loss)..................................................         (8,990,764)
                                                                              ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments............................................................        (37,283,999)
   Investments sold short.................................................            530,446
                                                                              ---------------
Net change in unrealized appreciation (depreciation)......................        (36,753,553)
                                                                              ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...................................        (45,744,317)
                                                                              ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................................    $    18,426,268
                                                                              ===============


Page 24                 See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                   YEAR                 YEAR
                                                                                   ENDED                ENDED
                                                                                10/31/2018           10/31/2017
                                                                              ---------------      ---------------
OPERATIONS:
Net investment income (loss)..............................................    $    64,170,585      $    61,562,151
Net realized gain (loss)..................................................         (8,990,764)              36,707
Net change in unrealized appreciation (depreciation)......................        (36,753,553)          14,986,926
                                                                              ---------------      ---------------
Net increase (decrease) in net assets resulting from operations...........         18,426,268           76,585,784
                                                                              ---------------      ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.....................................................        (68,615,288)
Net investment income.....................................................                             (62,006,005)
Return of capital.........................................................             (7,218)                  --
                                                                              ---------------      ---------------
Total distributions to shareholders.......................................        (68,622,506)         (62,006,005)
                                                                              ---------------      ---------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.................................................        117,296,114          327,849,490
Cost of shares redeemed...................................................        (64,629,748)        (169,160,707)
                                                                              ---------------      ---------------
Net increase (decrease) in net assets resulting
   from shareholder transactions..........................................         52,666,366          158,688,783
                                                                              ---------------      ---------------
Total increase (decrease) in net assets...................................          2,470,128          173,268,562

NET ASSETS:
Beginning of period.......................................................      1,250,565,150        1,077,296,588
                                                                              ---------------      ---------------
End of period.............................................................    $ 1,253,035,278      $ 1,250,565,150
                                                                              ===============      ===============
Accumulated net investment income (loss) at end of period.................                         $     1,937,322
                                                                                                   ===============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...................................         25,550,002           22,300,002
Shares sold...............................................................          2,450,000            6,750,000
Shares redeemed...........................................................         (1,350,000)          (3,500,000)
                                                                              ---------------      ---------------
Shares outstanding, end of period.........................................         26,650,002           25,550,002
                                                                              ===============      ===============


                        See Notes to Financial Statements                Page 25


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2018


CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations...........    $    18,426,268
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments............................................     (1,405,344,141)
      Borrowed investments sold short.....................................        806,812,700
      Cost to cover short positions.......................................       (821,595,048)
      Sales, maturities and paydowns of investments.......................      1,296,558,164
      Net amortization/accretion of premiums/discounts on investments.....          1,706,915
      Net realized gain/loss on investments...............................         10,493,809
      Net realized gain/loss on investments sold short....................         (1,503,045)
      Net change in unrealized appreciation/depreciation on investments...         37,283,999
      Net change in unrealized appreciation/depreciation on investments
         sold short.......................................................           (530,446)
      Decrease in restricted cash.........................................         71,605,926

CHANGES IN ASSETS AND LIABILITIES
      Decrease in interest receivable.....................................          2,170,712
      Increase in dividends receivable....................................             (8,171)
      Increase in margin interest rebate receivable.......................            (22,151)
      Decrease in interest payable on investments sold short..............            (49,301)
      Increase in margin interest expense payable.........................             46,574
      Increase in investment advisory fees payable........................              3,407
                                                                              ---------------
CASH PROVIDED BY OPERATING ACTIVITIES.....................................                         $    16,056,171

CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from shares sold...........................................        117,296,114
      Cost of shares redeemed.............................................        (64,629,748)
      Distributions to shareholders from investment operations............        (68,615,288)
      Distributions to shareholders from return of capital................             (7,218)
                                                                              ---------------
CASH USED IN FINANCING ACTIVITIES.........................................                             (15,956,140)
                                                                                                   ---------------
Increase in cash..........................................................                                 100,031
Cash at beginning of period...............................................                                  95,733
                                                                                                   ---------------
CASH AT END OF PERIOD.....................................................                         $       195,764
                                                                                                   ===============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest..................................                         $     1,578,732
                                                                                                   ===============


Page 26                 See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                            YEAR ENDED OCTOBER 31,
                                                   ------------------------------------------------------------------------
                                                       2018           2017           2016           2015           2014
                                                   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period                $    48.95     $    48.31     $    48.69     $    51.30     $    51.16
                                                    ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                              2.52           2.56           2.41           2.64           2.58
Net realized and unrealized gain (loss)                  (1.76)          0.66          (0.14)         (2.23) (a)      0.29
                                                    ----------     ----------     ----------     ----------     ----------
Total from investment operations                          0.76           3.22           2.27           0.41           2.87
                                                    ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                    (2.69)         (2.58)         (2.48)         (2.84)         (2.73)
Net realized gain                                           --             --             --          (0.14)            --
Return of capital                                        (0.00) (b)        --          (0.17)         (0.04)            --
                                                    ----------     ----------     ----------     ----------     ----------
Total distributions                                      (2.69)         (2.58)         (2.65)         (3.02)         (2.73)
                                                    ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                      $    47.02     $    48.95     $    48.31     $    48.69     $    51.30
                                                    ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (c)                                          1.60%          6.79%          4.89%          0.80% (a)      5.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $1,253,035     $1,250,565     $1,077,297     $  520,954     $  179,533
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets             1.16%          1.10%          1.11%          1.23%          1.29%
Ratio of total expenses to average net assets
   excluding interest expense                             0.95%          0.95%          0.95%          0.95%          0.95%
Ratio of net investment income (loss) to average
   net assets                                             5.26%          5.25%          5.04%          5.49%          5.02%
Portfolio turnover rate (d)                                 52%            75%            45%            34%            54%


(a)   The Fund received a payment from the advisor in the amount of $24,541 in connection with a trade error. The payment from the advisor represents less than $0.01 per share and had no effect on the Fund's total return.

(b)   Amount represents less than $0.01 per share.

(c)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 27


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2018

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15,
2010, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eight funds that are offering shares. This report covers the First Trust Tactical High Yield ETF (the "Fund"), a
diversified series of the Trust which trades under the ticker "HYLS" on The
Nasdaq Stock Market LLC ("Nasdaq"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation
Unit." Creation Units are generally issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The primary investment objective of the Fund is to provide current income. The
Fund's secondary investment objective is to provide capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets
(including investment borrowings) in high yield debt securities that are rated below investment grade at the time of purchase or unrated securities deemed by the Fund's advisor to be of comparable quality. Below investment grade securities are those that, at the time of purchase, are rated lower than "BBB-"
by Standard & Poor's Ratings Group, a division of the McGraw Hill Companies,
Inc., or lower than "Baa3" by Moody's Investors Service, Inc., or comparably rated by another nationally recognized statistical rating organization. High yield debt securities that are rated below investment grade are commonly referred to as "junk" debt. Such securities may include U.S. and non-U.S.
corporate debt obligations, bank loans and convertible bonds. For purposes of determining whether a security is below investment grade, the lowest available rating will be considered.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB")
Accounting Standards Codification ("ASC") Topic 946, "Financial
Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America
("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee of the
Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the
"Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Corporate bonds, corporate notes, U.S. government securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

           1) benchmark yields;
           2) reported trades;
           3) broker/dealer quotes;
           4) issuer spreads;
           5) benchmark securities;
           6) bids and offers; and
           7) reference data including market research publications.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2018

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Senior Floating-Rate Loan Interests ("Senior Loans")(1) are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific
      Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically,
      Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.
      Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;
      2)    the liquidity conditions in the relevant market and changes thereto;
      3)    the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4)    issuer-specific conditions (such as significant credit
            deterioration); and
      5)    any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the borrower/issuer;
      2)    an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of a security;
      4)    the financial statements of the borrower/issuer;
      5)    the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;
      6)    the information as to any transactions in or offers for the security;
      7)    the price and extent of public trading in similar securities of the issuer/borrower, or comparable companies;
      8)    the coupon payments;
      9)    the quality, value and salability of collateral, if any, securing the security;
     10)    the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;
     11)    the prospects for the borrower's/issuer's industry, and multiples
            (of earnings and/or cash flows) being paid for similar businesses in that industry;

-----------------------------

(1)   The terms "security" and "securities" used throughout the Notes to
      Financial Statements include Senior Loans.

                                                                         Page 29


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2018

     12)    borrower's/issuer's competitive position within the industry;
     13)    borrower's/issuer's ability to access additional liquidity through public and/or private markets; and
     14)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2018, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method over the expected life of each respective borrowing for loans and bonds.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans.
Interest income on such Senior Loans is not accrued until settlement date. The
Fund maintains liquid assets with current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments. The Fund had no when-issued, delayed-delivery, or forward purchase commitments as of October
31, 2018.

C. SHORT SALES

Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund's portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund is charged a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities.
Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

The Fund has established an account with Pershing, LLC for the purpose of purchasing or borrowing securities on margin. The Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker's margin interest rate. At October 31, 2018, the Fund had $4,328,722 in restricted cash associated with investments sold short and $74,913,931 of investments sold short as shown on the Statement of Asset and Liabilities. The
Fund is charged interest on debit margin balance at a rate equal to


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2018

the Overnight Bank Funding Rate plus 75 basis points. With regard to securities held short, the Fund is credited a rebate equal to the market value of its short positions at a rate equal to the Overnight Bank Funding Rate less 35 basis points. This rebate rate applies to easy to borrow securities. Securities that are hard to borrow may earn a rebate that is less than the foregoing or may be subject to a premium charge on a security by security basis. The different rebate rate is determined at the time of a short sale request. At October 31,
2018, the Fund had a debit margin balance of $70,525,923 with an interest rate of 2.94%. For the fiscal year ended October 31, 2018, the Fund had margin interest rebate of $1,252,473 and margin interest expense of $1,625,306, as shown on the Statement of Operations. For the fiscal year ended October 31,
2018, the average margin balance and interest rates were $63,836,062 and 2.41%, respectively.

D. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had no unfunded loan commitments as of October
31, 2018.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October
31, 2018 and 2017 was as follows:

Distributions paid from:                              2018             2017
Ordinary income...............................    $  68,615,288   $   62,006,005
Capital gains.................................               --               --
Return of capital.............................            7,218               --

As of October 31, 2018, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income.................    $          --
Accumulated capital and other gain (loss).....      (19,840,820)
Net unrealized appreciation (depreciation)....      (25,270,752)

F. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2015,
2016, 2017, and 2018 remain open to federal and state audit. As of October 31,
2018, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. As of October 31, 2018, the
Fund had $19,840,820 of non-expiring capital loss carryforwards that may be carried forward indefinitely.

                                                                         Page 31


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2018

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2018, the Fund had no net ordinary losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of premium amortization and paydown gains and losses on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2018, the adjustments for the Fund were as follows:

                                  ACCUMULATED
               ACCUMULATED        NET REALIZED
              NET INVESTMENT      GAIN (LOSS)
              INCOME (LOSS)      ON INVESTMENTS     PAID-IN CAPITAL
              --------------     --------------     ---------------
               $ 2,507,381       $ (2,507,381)       $     --

G. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3). The Fund is subject to an interest expense due to the costs associated with the Fund's short positions in securities.

H. NEW ACCOUNTING PRONOUNCEMENTS

On March 30, 2017, the FASB issued Accounting Standards Update ("ASU") 2017-08
"Premium Amortization on Purchased Callable Debt Securities," which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security's maturity date. The ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier application is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.

On August 28, 2018, the FASB issued ASU 2018-13, "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU
2018-13 include new, eliminated, and modified disclosure requirements of ASC
820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and the
Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2018

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee
Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended October 31, 2018, the cost of purchases and proceeds from sales of investments, excluding short-term investments, investments sold short and in-kind transactions, were $812,867,208 and $685,042,152, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $81,492,716 and $12,567,344, respectively.

For the fiscal year ended October 31, 2018, there were no in-kind transactions.

                                 5. BORROWINGS

The Trust, on behalf of the Fund, along with the First Trust Series Fund and
First Trust Variable Insurance Trust, entered into a $200 million Credit
Agreement ("Line of Credit") with BNYM, to be a liquidity backstop during periods of high redemption volume. A commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by BNYM, which First Trust allocates amongst the funds that had access to the Line of Credit. To the extent that the Fund accesses the
Line of Credit, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2018.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker dealers or large institutional investors that have entered into a participation agreement (an
"Authorized Participant"). Due to the nature of the Fund's investments, the
Fund's Creation Units are generally issued and redeemed for cash, although
Creation Units may be issued in-kind for securities in which the Fund invests in limited circumstances. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation
Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and/or the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When Creation Units are issued for cash, the
Authorized Participant may also be assessed an amount to cover the cost of purchasing portfolio securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such securities. Authorized
Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The
Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and/or the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. When shares are redeemed for cash, the Authorized Participant may also be assessed an amount to cover other costs, including operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to portfolio securities sold in connection with the redemption.

                                                                         Page 33


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2018

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2020.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND IV:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Tactical High Yield ETF (the
"Fund"), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United
States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 21, 2018

We have served as the auditor of one or more First Trust investment companies since 2001.

                                                                         Page 35


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2018 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the
SEC for the first and third quarters of each fiscal year on Form N-Q. The
Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the SEC's website at www.sec.gov.

Beginning in April 2019, the Trust will cease to disclose the Fund's holdings on
Form N-Q and will file Form N-PORT with the SEC on a monthly basis. Part F of
Form N-PORT, which contains the complete schedule of the Fund's portfolio holdings, will be made available in the same manner as Form N-Q discussed above.

                            FEDERAL TAX INFORMATION

Distributions paid to the foreign shareholders during the Fund's fiscal year ended October 31, 2018 that were properly designated by the Fund as
"interest-related dividends" or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

For the taxable year ended October 31, 2018, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:

      Dividends Received Deduction              Qualified Dividend Income
      ----------------------------              -------------------------
                 0.00%                                    0.00%

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO SOME OR ALL OF THE FUNDS ARE IDENTIFIED BELOW, BUT NOT ALL OF THE
MATERIAL RISKS RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT. THE MATERIAL
RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT IN ITS PROSPECTUS, STATEMENT OF
ADDITIONAL INFORMATION AND OTHER REGULATORY FILINGS. BEFORE INVESTING, YOU
SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES,
AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR
CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS,
WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a Fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if the Fund were more broadly diversified. A Fund that tracks an index will be concentrated to the extent the Fund's corresponding index is concentrated. A concentration makes a Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not concentrated.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The Funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a Fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a Fund uses derivative instruments such as futures contracts, options contracts and swaps, the Fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a Fund's portfolio managers use derivatives to


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2018 (UNAUDITED)

enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the
Fund.

EQUITY SECURITIES RISK. To the extent a Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a Fund invests in fixed income securities, the Fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a Fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a Fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

FUND OF FUNDS RISK. To the extent a Fund invests in the securities of other investment vehicles, the Fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the Fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the Fund invests.

INDEX CONSTITUENT RISK. Certain Funds may be a constituent of one or more indices. As a result, such a Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a Fund's net asset value could be negatively impacted and the Fund's market price may be significantly below its net asset value during certain periods.

INDEX PROVIDER RISK. To the extent that a Fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the Fund and its shareholders.

MANAGEMENT RISK. To the extent that a Fund is actively managed, it is subject to management risk. In managing an actively-managed Fund's investment portfolio, the Fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objective.

MARKET RISK. Securities held by a Fund, as well as shares of a Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.

                                                                         Page 37


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2018 (UNAUDITED)

NON-U.S. SECURITIES RISK. To the extent a Fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S.
securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

          NOT FDIC INSURED    NOT BANK GUARANTEED    MAY LOSE VALUE


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2018 (UNAUDITED)

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (the "Board") of First Trust Exchange-Traded Fund IV (the
"Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First
Trust Advisors L.P. (the "Advisor") on behalf of the First Trust Tactical High
Yield ETF (the "Fund"). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2019 at a meeting held on June 11, 2018. The
Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor responding to requests for information from counsel to the Independent
Trustees that, among other things, outlined the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds
("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source
(the "Peer Group"), and as compared to fees charged to other clients of the
Advisor, including other ETFs managed by the Advisor; expenses of the Fund as compared to expense ratios of the funds in the Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust
Portfolios L.P. ("FTP"); and information on the Advisor's compliance program.
The Board reviewed initial materials with the Advisor at a special meeting held on April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the
April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The
Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the
Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor's Leveraged Finance Investment
Team is responsible for the day-to-day management of the Fund's investments. The
Board considered the background and experience of the members of the Leveraged
Finance Investment Team and noted the Board's prior meetings with members of the
Team. The Board considered the Advisor's statement that it applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the
Advisor's services, the Advisor, in its written materials and at the April 23,
2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund
Complex. In light of the information presented and the considerations made, the
Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with the Fund's investment objective, policies and restrictions.

The Board considered the unitary fee rate payable by the Fund under the
Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if

                                                                         Page 39


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2018 (UNAUDITED)

any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Peer Group, as well as advisory and unitary fee rates charged by the
Advisor to other fund (including ETFs) and non-fund clients. Because the Fund's
Peer Group included peer funds that pay a unitary fee and because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the Fund's total (net) expense ratio (including expenses associated with short sales) was above the median total (net) expense ratio of the peer funds in the
Peer Group. With respect to the Peer Group, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Group and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including the limited number of actively-managed ETFs investing in high yield debt securities and that four of the five peer funds were index-based ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board also considered that the Fund's long/short strategy generates additional expenses from short sales that are not present for peer funds with long-only strategies. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2017 to the performance of the peer funds in the Peer Group and to a benchmark index.
Based on the information provided, the Board noted that the Fund underperformed the Peer Group average for the one-year period ended December 31, 2017 and the benchmark index for the one- and three-year periods ended December 31, 2017 but outperformed the Peer Group average for the three-year period ended December 31,
2017. The Board noted information provided by the Advisor on reasons for the
Fund's recent relative underperformance.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the
Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in infrastructure and personnel. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the
Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs
(including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2017 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Fund's portfolio. The
Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2018 (UNAUDITED)

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the
U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Tactical High Yield ETF (the
"Fund"), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment
Fund Managers Directive (the "Directive"). First Trust is required under the
Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2017, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $3,946,587. This figure is comprised of $548,745 paid (or to be paid) in fixed compensation and
$3,397,842 paid (or to be paid) in variable compensation. There were a total of
21 beneficiaries of the remuneration described above. Those amounts include
$442,133 paid (or to be paid) to senior management of First Trust Advisors L.P.
and $3,504,454 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors
L.P. or the Funds (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration
Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i.    to provide a clear link between remuneration and performance of
            First Trust and to avoid rewarding for failure;

      ii.   to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii.  to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First
            Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest.
First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust.
Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

                                                                         Page 41


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2018 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                                                                                THE FIRST TRUST     DIRECTORSHIPS
           NAME,              TERM OF OFFICE AND                                                 FUND COMPLEX      HELD BY TRUSTEE
     YEAR OF BIRTH AND        YEAR FIRST ELECTED            PRINCIPAL OCCUPATIONS                 OVERSEEN BY        DURING PAST
   POSITION WITH THE FUND        OR APPOINTED                DURING PAST 5 YEARS                    TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee  o Indefinite Term   Physician, Officer, Wheaton Orthopedics;            159         None
(1951)                                            Limited Partner, Gundersen Real Estate
                              o Since Inception   Limited Partnership (June 1992 to
                                                  December 2016); Member, Sportsmed LLC
                                                  (April 2007 to November 2015)

Thomas R. Kadlec, Trustee     o Indefinite Term   President, ADM Investors Services, Inc.             159         Director of ADM
(1957)                                            (Futures Commission Merchant)                                   Investor Services,
                              o Since Inception                                                                   Inc., ADM
                                                                                                                  Investor Services
                                                                                                                  International,
                                                                                                                  Futures Industry
                                                                                                                  Association, and
                                                                                                                  National Futures
                                                                                                                  Association

Robert F. Keith, Trustee      o Indefinite Term   President, Hibs Enterprises (Financial and          159         Director of Trust
(1956)                                            Management Consulting)                                          Company of
                              o Since Inception                                                                   Illinois

Niel B. Nielson, Trustee      o Indefinite Term   Senior Advisor (August 2018 to Present),            159         Director of
(1954)                                            Managing Director and Chief Operating                           Covenant
                              o Since Inception   Officer (January 2015 to August 2018),                          Transport Inc.
                                                  Pelita Harapan Educational Foundation                           (May 2003 to
                                                  (Educational Product and Services);                             May 2014)
                                                  President and Chief Executive Officer
                                                  (June 2012 to September 2014), Servant
                                                  Interactive LLC (Educational Products
                                                  and Services); President and Chief
                                                  Executive Officer (June 2012 to September
                                                  2014), Dew Learning LLC (Educational
                                                  Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,   o Indefinite Term   Chief Executive Officer, First Trust                159         None
Chairman of the Board                             Advisors L.P. and First Trust Portfolios
(1955)                        o Since Inception   L.P.; Chairman of the Board of Directors,
                                                  BondWave LLC (Software Development
                                                  Company) and Stonebridge Advisors LLC
                                                  (Investment Advisor)


-----------------------------

(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2018 (UNAUDITED)


     NAME AND             POSITION AND OFFICES         TERM OF OFFICE AND                     PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH               WITH TRUST              LENGTH OF SERVICE                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief Executive   o Indefinite Term      Managing Director and Chief Financial Officer
(1966)                Officer                                                (January 2016 to Present), Controller (January 2011
                                                      o Since January 2016   to January 2016), Senior Vice President (April 2007
                                                                             to January 2016), First Trust Advisors L.P. and First
                                                                             Trust Portfolios L.P.; Chief Financial Officer
                                                                             (January 2016 to Present), BondWave LLC
                                                                             (Software Development Company) and Stonebridge
                                                                             Advisors LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial      o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief                                      President (April 2012 to July 2016), First Trust
                      Accounting Officer              o Since January 2016   Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine      Secretary and Chief             o Indefinite Term      General Counsel, First Trust Advisors L.P. and
(1960)                Legal Officer                                          First Trust Portfolios L.P.; Secretary and General
                                                      o Since Inception      Counsel, BondWave LLC; Secretary, Stonebridge
                                                                             Advisors LLC

Daniel J. Lindquist   Vice President                  o Indefinite Term      Managing Director, First Trust Advisors L.P. and
(1970)                                                                       First Trust Portfolios L.P.
                                                      o Since Inception

Kristi A. Maher       Chief Compliance Officer        o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                                and First Trust Portfolios L.P.
                                                      o Since Inception

Roger F. Testin       Vice President                  o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
(1966)                                                                       and First Trust Portfolios L.P.
                                                      o Since Inception

Stan Ueland           Vice President                  o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
(1970)                                                                       and First Trust Portfolios L.P.
                                                      o Since Inception


-----------------------------

(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                         Page 43


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2018 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews,
            applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies".
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

May 2017


FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

First Trust Enhanced Short
Maturity ETF (FTSM)

Annual Report
For the Year Ended
October 31, 2018


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                 ANNUAL REPORT
                                OCTOBER 31, 2018

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Enhanced Short Maturity ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the
Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2018

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the First Trust
Enhanced Short Maturity ETF (the "Fund"), which contains detailed information about the Fund for the twelve months ended October 31, 2018, including a market overview and a performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.

As I mentioned in my April 2018 letter, 2017 was a very strong year for U.S. and global markets. Investors were rewarded with rising markets and very little volatility. As 2018 began, investors were hoping for another strong year in the markets. For the entire first quarter, however, increased market volatility was the norm for U.S. and global markets. The markets continued their volatility throughout the second quarter. During April and May, the Dow Jones Industrial
Average ("DJIA") closed out each month slightly down, but ended both June and
July slightly up. August was a strong month for stocks, and the DJIA finished
August just under its previous high in January of 2018. At the close of the third quarter in September, the markets had moved higher into positive territory. In fact, all three major U.S. indices (the Nasdaq Composite Index, the DJIA and the S&P 500(R) Index) hit record levels during the third quarter.
In October, markets were again very volatile, surprising analysts and investors alike. Both global and U.S. markets fell on fears of slowing growth, trade wars and higher interest rates. The DJIA was down 5% for October and the MSCI EAFE
Index, an index of stocks in 21 developed markets (excluding the U.S. and
Canada), was down 9% for the same period.

Based on continued strong job growth and the economic outlook in the U.S., the
Federal Reserve (the "Fed") raised interest rates in March, June and September.
At their September meeting, the Fed also indicated the possibility of one more rate hike in 2018 as well as three more rate hikes in 2019.

Trade tensions have had an impact on markets around the world and could continue to do so in the future. However, our economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk about more equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.

We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.

Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

The investment objective of First Trust Enhanced Short Maturity ETF (the "Fund")
is to seek current income, consistent with preservation of capital and daily liquidity. Under normal market conditions, the Fund intends to achieve its investment objective by investing at least 80% of its net assets in a portfolio of U.S. dollar-denominated fixed- and variable-rate instruments (collectively,
"Fixed Income Securities") issued by U.S. and non-U.S. public and private sector entities. Fixed Income Securities will include the following types of fixed- and variable-rate debt securities: corporate and government bonds and notes; agency securities; instruments of non-U.S. issuers in developed markets; privately issued securities; asset-backed securities; mortgage-related securities;
municipal bonds; and money market securities. Shares of the Fund are listed on
The Nasdaq Stock Market LLC under the ticker symbol "FTSM."

The Fund's investment advisor, First Trust Advisors L.P. (the "Advisor") selects securities for the portfolio by evaluating fixed income sectors and macro market trends while completing bottom-up analysis of individual securities. Portfolio securities are selected based upon relative value in the context of overall portfolio duration. Key inputs for the screens in the securities selection process include, but are not limited to, credit quality, yield, interest rate sensitivity and liquidity. The Fund's holdings are systematically monitored for meaningful changes in performance and risk measures. A security will generally be sold when the Advisor believes that a security can be substituted for a similar investment that represents better relative value; it lacks adequate compensation for embedded credit risk; or when rebalancing the portfolio to maintain diversification. Under normal market conditions, the Fund's average duration is expected to be below one year and the average maturity of the Fund's portfolio is expected to be below three years.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUAL AVERAGE          CUMULATIVE
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                                         1 Year Ended    Inception (8/5/14)    Inception (8/5/14)
                                                                           10/31/18         to 10/31/18           to 10/31/18
FUND PERFORMANCE
NAV                                                                         1.92%              1.13%                 4.87%
Market Price                                                                1.93%              1.13%                 4.88%

INDEX PERFORMANCE
ICE BofAML 0-1 Year U.S. Treasury Index                                     1.62%              0.73%                 3.11%
------------------------------------------------------------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

--------------------------------------------------------
                                          % OF TOTAL
ASSET CLASSIFICATION                  INVESTMENTS & CASH
--------------------------------------------------------
Corporate Bonds                             37.78%
Commercial Paper                            31.88
Foreign Corporate Bonds                     12.15
Asset-Backed Securities                     10.63
U.S. Government Notes                        5.03
U.S. Government Agency Mortgage-
   Backed Securities                         2.17
Mortgage-Backed Securities                   0.19
Certificate of Deposit                       0.16
Cash                                         0.01
                                           -------
     Total                                 100.00%
                                           =======

--------------------------------------------------------
                                          % OF TOTAL
CREDIT QUALITY(1)                     INVESTMENTS & CASH
--------------------------------------------------------
Government                                   7.20%
AAA                                          6.15
AA+                                          0.27
AA                                           0.28
AA-                                          3.99
A+                                           6.34
A                                            6.97
A-                                           9.63
BBB+                                        10.33
BBB                                          9.69
BBB-                                         3.72
A-1 (Short Term)                             0.49
A-2 (Short Term)                            22.07
A-3 (Short Term)                             9.32
Not Rated                                    3.54
Cash                                         0.01
                                           -------
     Total                                 100.00%
                                           =======

--------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                         INVESTMENTS
--------------------------------------------------------
U.S. Treasury Note 0.88%, 06/15/2019         1.17%
U.S. Treasury Note 1.13%, 01/31/2019         1.07
U.S. Treasury Note 0.75%, 02/15/2019         1.06
U.S. Treasury Note 0.88%, 05/15/2019         0.64
U.S. Treasury Note 0.88%, 04/15/2019         0.63
Securitized Term Auto Receivables
   Trust, Series 2017-1A, Class A3           0.54
Northrop Grumman Corp.                       0.51
AerCap Ireland Capital DAC / AerCap
   Global Aviation Trust                     0.50
United Technologies Corp.,
   3 Mo. LIBOR + 0.65%                       0.49
Constellation Brands, Inc.,
   3 Mo. LIBOR + 0.70%                       0.49
                                           -------
     Total                                   7.10%
                                           =======

-----------------------------

(1)   The ratings are by Standard & Poor's Ratings Group, a division of The
      McGraw-Hill Companies, Inc. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured highest to lowest on a scale that generally ranges from AAA to D for long-term ratings and A-1+ to C for short-term ratings.
      Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher or a short-term credit rating of A-3 or higher.
      The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares.
      U.S. Treasury and U.S. Agency mortgage-backed securities appear under
      "Government". Credit ratings are subject to change.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)


              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   AUGUST 5, 2014 - OCTOBER 31, 2018

            First Trust Enhanced        ICE BofAML 0-1 Year
             Short Maturity ETF         U.S. Treasury Index
8/5/14            $10,000                     $10,000
10/31/14           10,016                      10,002
4/30/15            10,047                      10,011
10/31/15           10,045                      10,020
4/30/16            10,079                      10,045
10/31/16           10,139                      10,073
4/30/17            10,206                      10,096
10/31/17           10,289                      10,147
4/30/18            10,371                      10,207
10/31/18           10,486                      10,311


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 6, 2014 (commencement of trading) through October 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                          NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                    AT/ABOVE NAV                                   BELOW NAV
                      ----------------------------------------      ----------------------------------------
                      0.00%-     0.50%-     1.00%-                  0.00%-     0.50%-     1.00%-
FOR THE PERIOD        0.49%      0.99%      1.99%      >=2.00%      0.49%      0.99%      1.99%      >=2.00%
8/6/14 - 10/31/14       47          0          0          0           15          0          0          0
11/1/14 - 10/31/15      54          0          0          0          197          0          0          0
11/1/15 - 10/31/16     101          0          0          0          151          0          0          0
11/1/16 - 10/31/17     173          0          0          0           79          0          0          0
11/1/17 - 10/31/18     179          0          0          0           73          0          0          0



--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                 ANNUAL REPORT
                          OCTOBER 31, 2018 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust") is the investment advisor to the First
Trust Enhanced Short Maturity ETF (the "Fund" or "FSTM"). In this capacity,
First Trust is responsible for the selection and ongoing monitoring of the investments in the Fund's portfolio and certain other services necessary for the management of the portfolio. First Trust serves as advisor for seven mutual funds, ten exchange-traded trusts consisting of 137 series and 15 closed-end funds and is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP").

                           PORTFOLIO MANAGEMENT TEAM

TODD LARSON, CFA - VICE PRESIDENT, PORTFOLIO MANAGER
JEREMIAH CHARLES - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER
JAMES SNYDER - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER
ERIC MAISEL, CFA - VICE PRESIDENT, PORTFOLIO MANAGER

                                   COMMENTARY

The Fund is an actively-managed exchange-traded fund ("ETF"). Its investment objective is to seek current income, consistent with preservation of capital and daily liquidity.

MARKET RECAP

If we were to liken the market over the 12-month period ending October 31, 2018 to a road race, the event was held under mostly sunny, cool conditions but participants had their mettle tested by a course that had steep hills in the early going and at the very end. As a result, those who were prepared, and who maintained a reserve of energy, reached the end without being forced to walk or stop. Indeed, in several respects, U.S. economic conditions could be characterized as nearly ideal for the market, in our opinion. The four-quarter change in nominal growth domestic product ("GDP") was 5.5% in the third quarter of 2018 while real GDP expanded 3.0%. Steady employment growth underpinned the expansion as the unemployment rate dropped to 3.7%; the lowest it's been since the 1960s. Impressive corporate earnings reports - three quarters where S&P
500(R) year-over-year earnings growth exceeded 20% - gave investors plenty to cheer about as well. Further, inflation edged higher but remained well-behaved.
As measured by Core Personal Consumption Expenditures, the Federal Reserve's
("the Fed") preferred gauge, year-over-year inflation reached the long-sought 2%
target in May 2018.

It was thus with confidence in economic and financial market conditions that the
Fed raised their target rate four times during the 12-month period; ending with the target range 2.00%-2.25%. Looking ahead, according to the most recent
Summary of Economic Projections, the median expectation of policymakers is for the target rate to reach 2.75%-3.00% in 2019. Concurrent with rate hikes, the
Fed expects to maintain its program for quantitative tightening by allowing for prescribed amounts of Treasury and mortgage-backed securities to roll-off its balance sheet each month. This two-pronged approach to monetary policy unfolded amidst a large increase in Treasury borrowing to fund the deepening U.S. budget deficit. Treasury yields increased in response to above-trend economic growth, heavier Treasury supply, and tighter monetary conditions. Collectively, these were contributing factors to an increase in volatility, punctuated by two severe equity market sell-offs in February and October 2018. Volatility will remain elevated, in our view, and thus is likely to weigh on investor confidence and reset risk premiums higher; an outcome we believe is already evident in investment-grade credit to some degree.

Amid rising yields and turbulent equity markets, inflows to short-maturity funds accelerated. Many investors are attracted to these as a haven during times of heightened uncertainty and market stress. This segment achieved attractive risk-adjusted returns compared to those on traditional equity and bond benchmarks. From a returns perspective, the ICE BofAML 0-1 Year U.S. Treasury
Index gained 1.62% for the trailing one-year period while the Bloomberg Barclays
U.S. Aggregate Index was down -2.05%. Over the same period, the Treasury 2-year gained 0.07% while the Treasury 10-year lost -4.37%. The 12-month return of the
S&P 500(R) Index was better; 7.35%, albeit with greater volatility. A month earlier, the year-over-year gain was nearly 18%.

PERFORMANCE ANALYSIS

For the 12-months ended October 31, 2018, the Fund's net asset value ("NAV") and market price total returns(1) were 1.92% and 1.93%, respectively. These compare favorably to the 1.62% total return for the ICE BofAML 0-1 Year U.S. Treasury
Index benchmark over the same period. Due in part to rate hikes by the Fed, the
Fund's distribution rate increased steadily over the 12-month period. The most recent distribution was $0.1175 per share, equal to a 2.35% rate on an annualized basis.

-----------------------------

(1)   Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, changes in NAV per Common Share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect a sales load. Past performance is not indicative of future results.

                                                                          Page 5


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                 ANNUAL REPORT
                          OCTOBER 31, 2018 (UNAUDITED)

The Fund maintained a diversified portfolio across its investment universe with an emphasis on securities having a high level of liquidity. The Fund's largest sector allocations were corporate bonds and commercial paper with lesser weights in Treasuries, mortgage-backed securities ("MBS"), and asset-backed securities
("ABS"). Corporate credit, commercial paper and securitized debt were strongly accretive as each asset class had returns greater than the Treasury benchmark.
The strategy emphasized floating-rate corporate notes ("FRNs") with maturity dates between two and three years with a smaller allocation to those maturing beyond three years. FRNs added increasing amounts of coupon income as rates rose while commercial paper was also very responsive to rate hikes from the Fed. As such, it provided another source of yield capture above Treasury instruments and contributed to principal preservation and liquidity maintenance. Capturing yield curve and credit risk premiums on fixed-rate corporate bonds and the allocation to securitized debt enhanced portfolio diversification and elevated Fund return.
Overall credit risk was kept low as the investment strategy focused on high quality, short-term holdings. The Fund's weighted average maturity was kept around one year and weight average effective duration around one-quarter of a year.

MARKET AND FUND OUTLOOK

We anticipate a positive environment for the short-maturity segment of the market over the next year. U.S. growth is expected to remain above trend over the next several quarters and inflationary pressures will continue but remain behaved, in our opinion. Accordingly, we believe conditions will continue to support gradually tighter monetary policy. We expect the Fed to raise rates one more time at year-end 2018 and at least three times in 2019. This would bring target Federal Funds to the range of 3.00%-3.25%. At the same time, we expect that more than $1 trillion of additional Treasury issuance to fund a deepening federal budget deficit will likely add further upward pressure to short-term yields. Additionally, in our opinion, we expect Treasury yields to climb higher and for the yield curve to flatten.

In our view, the investment environment continues to favor an overweight to risk assets, supported by solid economic momentum, strong corporate profitability, a robust labor market, accommodative global central bank policies and neutral financial conditions. In addition, we believe consumer credit fundamentals will remain favorable and support the Fund's exposure to structured products such as automobile and mortgage loans to prime quality borrowers.

The Fund maintains the preference for higher quality corporate and asset-backed securities, as well as a large exposure to floating-rate securities and continued low spread duration. We remain committed to a disciplined, value-based approach, reflected in an emphasis on higher quality credits that are better equipped to withstand volatility in addition to diversification among asset classes and credit exposures. The Fund also remains focused on laddering maturities over the near-term to preserve a high level of liquidity. This positioning reflects our constructive outlook for the U.S. economy, concern surrounding higher short-term rates, and our expectations for increased market volatility going forward. We remain most comfortable adding exposure to fixed-rate corporate credit maturing in approximately one year where credit spreads are at least in line with historical averages. In corporate floating-rate, bonds maturing in 2-3 years represent the greatest value when also considering the risk of wider credit spreads. Similarly, we will continue to look for value in prime, front-paying tranches of 0.5-1.5-year automobile ABS and seasoned, low duration, higher convexity Agency Collateralized Mortgage
Obligations ("CMOs"). We expect commercial paper will remain a strategic part of the Fund's allocation and that the yield advantage over Treasuries and repurchase agreements will continue to give it a performance advantage, in our opinion.


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2018 (UNAUDITED)

As a shareholder of First Trust Enhanced Short Maturity ETF (the "Fund"), you
incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other
Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2018.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


-------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE       DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                    MAY 1, 2018      OCTOBER 31, 2018      PERIOD (a)        PERIOD (b)
-------------------------------------------------------------------------------------------------------------------------
FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
Actual                                               $1,000.00          $1,011.10             0.35%             $1.77
Hypothetical (5% return before expenses)             $1,000.00          $1,023.44             0.35%             $1.79


(a)   These expense ratios reflect expense waivers. See Note 3 in the Notes to the Financial Statements.

(b)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2018 through October 31, 2018), multiplied by 184/365 (to reflect the six-month period).

                                                                          Page 7


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
CORPORATE BONDS -- 38.0%

                  AEROSPACE/DEFENSE -- 0.9%
$      1,000,000  BAE Systems Holdings, Inc. (a)..................................      6.38%        06/01/19    $      1,018,114
       2,550,000  Lockheed Martin Corp............................................      1.85%        11/23/18           2,548,759
       7,415,000  Rockwell Collins, Inc...........................................      1.95%        07/15/19           7,360,419
         715,000  United Technologies Corp., 3 Mo. LIBOR + 0.35% (b)..............      2.69%        11/01/19             716,454
      15,000,000  United Technologies Corp., 3 Mo. LIBOR + 0.65% (b)..............      2.97%        08/16/21          15,017,971
                                                                                                                 ----------------
                                                                                                                       26,661,717
                                                                                                                 ----------------
                  AGRICULTURE -- 0.3%
      10,500,000  BAT Capital Corp., 3 Mo. LIBOR + 0.59% (a) (b)..................      2.91%        08/14/20          10,534,451
                                                                                                                 ----------------
                  AUTO MANUFACTURERS -- 4.1%
       3,000,000  American Honda Finance Corp., 3 Mo. LIBOR
                     + 0.26% (b)..................................................      2.59%        06/16/20           3,001,971
       1,000,000  American Honda Finance Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.28% (b)......................................      2.60%        11/19/18           1,000,043
       1,000,000  American Honda Finance Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.83% (b)......................................      3.13%        02/22/19           1,002,376
       2,000,000  American Honda Finance Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.15% (b)......................................      2.49%        11/13/19           2,000,883
       6,000,000  American Honda Finance Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.35% (b)......................................      2.69%        11/05/21           6,004,053
       1,000,000  BMW US Capital LLC, 3 Mo. LIBOR + 0.37% (a) (b).................      2.69%        08/14/20           1,002,385
       9,400,000  BMW US Capital LLC, 3 Mo. LIBOR + 0.50% (a) (b).................      2.82%        08/13/21           9,411,937
       1,250,000  Daimler Finance North America LLC,
                     3 Mo. LIBOR + 0.25% (a) (b)..................................      2.59%        11/05/18           1,250,008
       1,400,000  Daimler Finance North America LLC (a)...........................      1.50%        07/05/19           1,385,581
       1,417,000  Daimler Finance North America LLC,
                     3 Mo. LIBOR + 0.74% (a) (b)..................................      3.15%        07/05/19           1,421,267
       1,800,000  Daimler Finance North America LLC (a)...........................      1.75%        10/30/19           1,775,118
       4,000,000  Daimler Finance North America LLC,
                     3 Mo. LIBOR + 0.62% (a) (b)..................................      3.14%        10/30/19           4,016,274
       4,000,000  Daimler Finance North America LLC,
                     3 Mo. LIBOR + 0.39% (a) (b)..................................      2.73%        05/04/20           3,997,360
       1,500,000  Daimler Finance North America LLC,
                     3 Mo. LIBOR + 0.53% (a) (b)..................................      2.87%        05/05/20           1,503,480
       4,000,000  Daimler Finance North America LLC,
                     3 Mo. LIBOR + 0.43% (a) (b)..................................      2.77%        02/12/21           4,000,667
       5,000,000  Daimler Finance North America LLC,
                     3 Mo. LIBOR + 0.67% (a) (b)..................................      3.25%        11/05/21           5,000,000
       8,750,000  Ford Motor Credit Co. LLC.......................................      2.38%        03/12/19           8,721,831
       4,500,000  Ford Motor Credit Co. LLC, 3 Mo. LIBOR + 0.83% (b)..............      3.16%        03/12/19           4,503,163
       4,350,000  Ford Motor Credit Co. LLC, 3 Mo. LIBOR + 0.93% (b)..............      3.27%        11/04/19           4,346,814
       1,000,000  Ford Motor Credit Co. LLC, 3 Mo. LIBOR + 0.43% (b)..............      2.78%        11/02/20             987,367
       6,230,000  Ford Motor Credit Co. LLC, Medium-Term Note.....................      2.94%        01/08/19           6,228,777
       6,350,000  Ford Motor Credit Co. LLC, Medium-Term Note,
                     3 Mo. LIBOR + 1.58% (b)......................................      3.99%        01/08/19           6,362,770
       1,500,000  General Motors Financial Co., Inc...............................      3.10%        01/15/19           1,500,449
       2,000,000  General Motors Financial Co., Inc.,
                     3 Mo. LIBOR + 2.06% (b)......................................      4.50%        01/15/19           2,006,490
       3,775,000  General Motors Financial Co., Inc...............................      2.40%        05/09/19           3,766,697


Page 8                  See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
CORPORATE BONDS (CONTINUED)

                  AUTO MANUFACTURERS (CONTINUED)
$      1,000,000  General Motors Financial Co., Inc.,
                     3 Mo. LIBOR + 1.45% (b)......................................      3.79%        05/09/19    $      1,004,773
       2,000,000  General Motors Financial Co., Inc.,
                     3 Mo. LIBOR + 1.27% (b)......................................      3.68%        10/04/19           2,012,480
       3,000,000  General Motors Financial Co., Inc.,
                     3 Mo. LIBOR + 0.54% (b)......................................      2.88%        11/06/20           2,991,533
       2,250,000  General Motors Financial Co., Inc.,
                     3 Mo. LIBOR + 0.99% (b)......................................      3.40%        01/05/23           2,231,054
       3,820,000  Nissan Motor Acceptance Corp. (a)...............................      2.35%        03/04/19           3,812,868
       3,000,000  Nissan Motor Acceptance Corp. (a)...............................      2.00%        03/08/19           2,991,277
       2,220,000  Nissan Motor Acceptance Corp. (a)...............................      1.55%        09/13/19           2,193,259
       4,500,000  Nissan Motor Acceptance Corp.,
                     3 Mo. LIBOR + 0.52% (a) (b)..................................      2.85%        09/13/19           4,509,375
       2,700,000  Nissan Motor Acceptance Corp.,
                     3 Mo. LIBOR + 0.39% (a) (b)..................................      2.78%        09/28/20           2,699,853
       3,000,000  Nissan Motor Acceptance Corp.,
                     3 Mo. LIBOR + 0.69% (a) (b)..................................      3.08%        09/28/22           2,999,289
       2,000,000  PACCAR Financial Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.26% (b)......................................      2.60%        05/10/21           2,003,851
         500,000  Toyota Motor Credit Corp., 3 Mo. LIBOR + 0.26% (b)..............      2.71%        04/17/20             501,526
       1,000,000  Toyota Motor Credit Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.44% (b)......................................      2.88%        10/18/19           1,003,766
       4,000,000  Toyota Motor Credit Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.28% (b)......................................      2.72%        04/13/21           4,002,096
       4,000,000  Toyota Motor Credit Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.48% (b)......................................      2.81%        09/08/22           4,023,160
                                                                                                                 ----------------
                                                                                                                      125,177,921
                                                                                                                 ----------------
                  BANKS -- 11.9%
         296,000  Bank of America Corp., 3 Mo. LIBOR + 1.04% (b)..................      3.48%        01/15/19             296,586
       4,289,000  Bank of America Corp., 3 Mo. LIBOR + 0.38% (b)..................      2.86%        01/23/22           4,262,958
       2,000,000  Bank of America Corp., Global Medium-Term Note,
                     Series G,  3 Mo. LIBOR + 0.66% (b)...........................      3.13%        07/21/21           2,009,168
       3,522,000  Bank of America Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.87% (b)......................................      3.27%        04/01/19           3,532,518
       8,000,000  Bank of America Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.65% (b)......................................      3.05%        10/01/21           8,030,172
      12,556,000  Bank of America Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.65% (b)......................................      3.02%        06/25/22          12,563,020
       1,000,000  Bank of America Corp., Medium-Term Note,
                     3 Mo. LIBOR + 1.18% (b)......................................      3.65%        10/21/22           1,015,832
       6,417,000  Bank of America N.A., 3 Mo. LIBOR + 0.25% (b)...................      2.56%        08/28/20           6,420,458
       1,000,000  Branch Banking & Trust Co., Medium-Term Note,
                     3 Mo. LIBOR + 0.53% (b)......................................      2.87%        05/01/19           1,001,419
       2,580,000  Capital One Financial Corp......................................      2.45%        04/24/19           2,574,661
      14,000,000  Capital One Financial Corp., 3 Mo. LIBOR + 0.76% (b)............      3.10%        05/12/20          14,070,447
       1,000,000  Capital One Financial Corp., 3 Mo. LIBOR + 0.45% (b)............      2.97%        10/30/20             999,489
       1,000,000  Capital One Financial Corp., 3 Mo. LIBOR + 0.95% (b)............      3.28%        03/09/22           1,002,888
       4,370,000  Capital One N.A., 3 Mo. LIBOR + 0.77% (b).......................      3.10%        09/13/19           4,389,182
       2,269,000  Capital One N.A.................................................      2.40%        09/05/19           2,253,596


                        See Notes to Financial Statements                 Page 9


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
CORPORATE BONDS (CONTINUED)

                  BANKS (CONTINUED)
$      7,005,000  Capital One N.A.................................................      1.85%        09/13/19    $      6,926,066
       7,000,000  Citibank N.A., 3 Mo. LIBOR + 0.32% (b)..........................      2.66%        05/01/20           7,011,690
       3,000,000  Citibank N.A., 3 Mo. LIBOR + 0.30% (b)..........................      2.77%        10/20/20           3,000,476
       3,000,000  Citibank N.A., 3 Mo. LIBOR + 0.35% (b)..........................      2.69%        02/12/21           3,000,207
       6,828,000  Citibank N.A., 3 Mo. LIBOR + 0.57% (b)..........................      3.05%        07/23/21           6,852,750
       6,500,000  Citigroup, Inc., 3 Mo. LIBOR + 0.93% (b)........................      3.25%        06/07/19           6,528,838
       4,675,000  Citigroup, Inc., 3 Mo. LIBOR + 0.79% (b)........................      3.20%        01/10/20           4,700,783
       1,000,000  Citigroup, Inc., 3 Mo. LIBOR + 1.19% (b)........................      3.54%        08/02/21           1,016,998
       2,000,000  Citigroup, Inc., 3 Mo. LIBOR + 1.07% (b)........................      3.40%        12/08/21           2,032,310
       4,707,000  Citigroup, Inc., 3 Mo. LIBOR + 0.96% (b)........................      3.45%        04/25/22           4,757,747
       2,000,000  Citizens Bank N.A./Providence RI, Medium-Term Note..............      2.30%        12/03/18           1,999,279
       8,000,000  Citizens Bank N.A./Providence RI, Medium-Term Note..............      2.50%        03/14/19           7,989,945
       1,000,000  Citizens Bank N.A./Providence RI,
                     3 Mo. LIBOR + 0.54% (b)......................................      2.86%        03/02/20           1,002,602
       3,425,000  Citizens Bank N.A./Providence RI,
                     3 Mo. LIBOR + 0.57% (b)......................................      2.88%        05/26/20           3,435,217
       7,002,000  Discover Bank...................................................      2.60%        11/13/18           7,000,810
       4,000,000  Fifth Third Bank/Cincinnati OH..................................      1.63%        09/27/19           3,948,889
       1,500,000  Fifth Third Bank/Cincinnati OH,
                     3 Mo. LIBOR + 0.59% (b)......................................      2.97%        09/27/19           1,503,356
       7,725,000  Fifth Third Bank/Cincinnati OH,
                     3 Mo. LIBOR + 0.44% (b)......................................      2.95%        07/26/21           7,724,333
       4,500,000  Goldman Sachs Group, (The), Inc.,
                     3 Mo. LIBOR + 1.04% (b)......................................      3.53%        04/25/19           4,520,330
       6,540,000  Goldman Sachs Group, (The), Inc.................................      2.55%        10/23/19           6,498,692
       3,000,000  Goldman Sachs Group, (The), Inc.,
                     3 Mo. LIBOR + 0.80% (b)......................................      3.13%        12/13/19           3,018,154
       6,500,000  Goldman Sachs Group, (The), Inc.,
                     3 Mo. LIBOR + 1.16% (b)......................................      3.64%        04/23/20           6,573,191
       2,000,000  Goldman Sachs Group, (The), Inc.,
                     3 Mo. LIBOR + 1.20% (b)......................................      3.53%        09/15/20           2,028,343
       3,000,000  Goldman Sachs Group, (The), Inc.,
                     3 Mo. LIBOR + 0.73% (b)......................................      3.11%        12/27/20           3,010,498
       7,308,000  Goldman Sachs Group, (The), Inc.,
                     3 Mo. LIBOR + 1.17% (b)......................................      3.48%        11/15/21           7,399,181
       4,630,000  Goldman Sachs Group, (The), Inc.,
                     3 Mo. LIBOR + 0.78% (b)......................................      3.31%        10/31/22           4,648,066
       1,600,000  Goldman Sachs Group, (The), Inc.,
                     3 Mo. LIBOR + 0.75% (b)......................................      3.06%        02/23/23           1,599,345
       3,000,000  Huntington National Bank (The)..................................      2.20%        11/06/18           2,999,821
       6,000,000  Huntington National Bank (The)..................................      2.20%        04/01/19           5,985,547
       9,500,000  JPMorgan Chase & Co., 3 Mo. LIBOR + 0.55% (b)...................      2.88%        03/09/21           9,515,331
       5,000,000  JPMorgan Chase & Co., 3 Mo. LIBOR + 0.68% (b)...................      3.00%        06/01/21           5,009,298
       7,500,000  JPMorgan Chase & Co., 3 Mo. LIBOR + 0.61% (b)...................      2.95%        06/18/22           7,503,767
       2,562,000  JPMorgan Chase Bank N.A., 3 Mo. LIBOR + 0.29% (b)...............      2.63%        02/01/21           2,561,925
      10,000,000  JPMorgan Chase Bank N.A., 3 Mo. LIBOR + 0.34% (b)...............      2.85%        04/26/21          10,004,112
       2,625,000  JPMorgan Chase Bank N.A., 3 Mo. LIBOR + 0.23% (b)...............      2.54%        09/01/20           2,625,913
       6,500,000  JPMorgan Chase Bank N.A., SOFR + 0.55% (b)......................      2.73%        10/19/20           6,501,378
       9,525,000  KeyBank N.A./Cleveland OH.......................................      2.35%        03/08/19           9,509,934


Page 10                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
CORPORATE BONDS (CONTINUED)

                  BANKS (CONTINUED)
$      3,300,000  KeyBank N.A./Cleveland OH,
                     3 Mo. LIBOR + 0.81% (b)......................................      3.12%        11/22/21    $      3,338,536
       4,435,000  KeyBank N.A./Cleveland OH.......................................      1.60%        08/22/19           4,384,131
       4,750,000  Morgan Stanley, 3 Mo. LIBOR + 0.85% (b).........................      3.34%        01/24/19           4,756,027
       6,000,000  Morgan Stanley, 3 Mo. LIBOR + 1.14% (b).........................      3.65%        01/27/20           6,058,806
       7,000,000  Morgan Stanley, 3 Mo. LIBOR + 0.80% (b).........................      3.12%        02/14/20           7,008,612
      11,625,000  Morgan Stanley, 3 Mo. LIBOR + 1.18% (b).........................      3.65%        01/20/22          11,759,619
       3,000,000  Morgan Stanley, Global Medium-Term Note.........................      2.38%        07/23/19           2,987,873
      10,220,000  Morgan Stanley, Global Medium-Term Note,
                     3 Mo. LIBOR + 0.55% (b)......................................      2.89%        02/10/21          10,227,024
       2,000,000  Morgan Stanley, Global Medium-Term Note,
                     3 Mo. LIBOR + 1.40% (b)......................................      3.87%        04/21/21           2,042,466
       6,750,000  PNC Bank N.A., 3 Mo. LIBOR + 0.36% (b)..........................      2.68%        05/19/20           6,763,792
       2,315,000  PNC Financial Services Group, (The), Inc.,......................      6.70%        06/10/19           2,366,770
      11,200,000  Regions Bank/Birmingham AL,
                     3 Mo. LIBOR + 0.38% (b)......................................      2.78%        04/01/21          11,166,824
       7,000,000  Regions Bank/Birmingham AL,
                     3 Mo. LIBOR + 0.50% (b)......................................      2.84%        08/13/21           7,005,414
       2,000,000  SunTrust Bank/Atlanta GA, 3 Mo. LIBOR + 0.50% (b)...............      3.01%        10/26/21           2,000,834
      11,846,000  SunTrust Bank/Atlanta GA, 3 Mo. LIBOR + 0.59% (b)...............      2.93%        08/02/22          11,829,483
       5,000,000  US Bank N.A./Cincinnati OH,
                     3 Mo. LIBOR + 0.25% (b)......................................      2.74%        07/24/20           5,004,282
       2,000,000  US Bank N.A./Cincinnati OH,
                     3 Mo. LIBOR + 0.32% (b)......................................      2.83%        04/26/21           2,003,726
       2,000,000  Wells Fargo & Co................................................      2.15%        01/15/19           1,997,840
       1,500,000  Wells Fargo & Co., 3 Mo. LIBOR + 0.93% (b)......................      3.27%        02/11/22           1,512,688
       2,500,000  Wells Fargo & Co.,  Medium-Term Note,
                     3 Mo. LIBOR + 0.68% (b)......................................      3.20%        01/30/20           2,512,318
       4,105,000  Wells Fargo Bank N.A............................................      1.75%        05/24/19           4,078,714
       5,793,000  Wells Fargo Bank N.A., 3 Mo. LIBOR + 0.50% (b)..................      2.98%        07/23/21           5,798,433
       1,000,000  Wells Fargo Bank N.A., Medium-Term Note,
                     3 Mo. LIBOR + 0.50% (b)......................................      2.81%        11/28/18           1,000,371
         500,000  Wells Fargo Bank N.A., Medium-Term Note,
                     3 Mo. LIBOR + 0.65% (b)......................................      2.97%        12/06/19             502,240
                                                                                                                 ----------------
                                                                                                                      364,474,339
                                                                                                                 ----------------
                  BEVERAGES -- 0.9%
       3,400,000  Anheuser-Busch InBev Finance, Inc.,
                     3 Mo. LIBOR + 1.26% (b)......................................      3.60%        02/01/21           3,473,503
      15,000,000  Constellation Brands, Inc., 3 Mo. LIBOR + 0.70% (b).............      3.21%        11/15/21          14,996,847
       9,200,000  Molson Coors Brewing Co.........................................      1.90%        03/15/19           9,156,072
                                                                                                                 ----------------
                                                                                                                       27,626,422
                                                                                                                 ----------------
                  BIOTECHNOLOGY -- 0.8%
       2,000,000  Amgen, Inc., 3 Mo. LIBOR + 0.32% (b)............................      2.66%        05/10/19           2,002,214
       6,391,000  Amgen, Inc......................................................      2.20%        05/22/19           6,366,572
       8,000,000  Amgen, Inc., 3 Mo. LIBOR + 0.45% (b)............................      2.79%        05/11/20           8,020,138
       3,815,000  Gilead Sciences, Inc., 3 Mo. LIBOR + 0.22% (b)..................      2.56%        03/20/19           3,816,109
       4,000,000  Gilead Sciences, Inc., 3 Mo. LIBOR + 0.25% (b)..................      2.59%        09/20/19           4,002,236
                                                                                                                 ----------------
                                                                                                                       24,207,269
                                                                                                                 ----------------


                        See Notes to Financial Statements                Page 11


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
CORPORATE BONDS (CONTINUED)

                  BUILDING MATERIALS -- 0.1%
$      2,000,000  Martin Marietta Materials, Inc.,
                     3 Mo. LIBOR + 0.50% (b)......................................      2.84%        12/20/19    $      2,004,937
       2,000,000  Vulcan Materials Co., 3 Mo. LIBOR + 0.60% (b)...................      2.93%        06/15/20           2,002,021
                                                                                                                 ----------------
                                                                                                                        4,006,958
                                                                                                                 ----------------
                  CHEMICALS -- 0.2%
       2,000,000  Chevron Phillips Chemical Co. LLC / Chevron Phillips
                     Chemical Co., L.P., 3 Mo. LIBOR + 0.75% (a) (b)..............      3.09%        05/01/20           2,015,928
       2,860,000  EI du Pont de Nemours & Co.,
                     3 Mo. LIBOR + 0.53% (b)......................................      2.87%        05/01/20           2,873,669
                                                                                                                 ----------------
                                                                                                                        4,889,597
                                                                                                                 ----------------
                  COMMERCIAL SERVICES -- 0.1%
       3,350,000  ERAC USA Finance LLC (a)........................................      2.35%        10/15/19           3,324,073
                                                                                                                 ----------------
                  COMPUTERS -- 0.7%
      11,045,000  Dell International LLC / EMC Corp. (a)..........................      3.48%        06/01/19          11,060,407
       9,287,000  Hewlett Packard Enterprise Co. (a)..............................      2.10%        10/04/19           9,199,124
                                                                                                                 ----------------
                                                                                                                       20,259,531
                                                                                                                 ----------------
                  DIVERSIFIED FINANCIAL SERVICES -- 2.3%
       5,000,000  Air Lease Corp..................................................      3.38%        01/15/19           5,001,421
       7,400,000  American Express Co., 3 Mo. LIBOR + 0.33% (b)...................      2.85%        10/30/20           7,401,998
       6,000,000  American Express Co., 3 Mo. LIBOR + 0.53% (b)...................      2.84%        05/17/21           6,010,016
       3,000,000  American Express Co., 3 Mo. LIBOR + 0.75% (b)...................      3.10%        08/03/23           2,995,354
       3,000,000  American Express Credit Corp., Global Medium-Term
                     Note.........................................................      2.25%        08/15/19           2,984,152
       4,500,000  American Express Credit Corp., Global Medium-Term Note,
                     3 Mo. LIBOR + 0.55% (b)......................................      2.89%        03/18/19           4,506,478
       2,500,000  American Express Credit Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.33% (b)......................................      2.68%        05/03/19           2,502,206
       2,000,000  American Express Credit Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.57% (b)......................................      3.09%        10/30/19           2,005,519
       4,000,000  Capital One Bank USA N.A........................................      2.25%        02/13/19           3,991,706
       7,000,000  Charles Schwab (The) Corp., 3 Mo. LIBOR + 0.32% (b).............      2.63%        05/21/21           7,014,103
       8,027,000  International Lease Finance Corp.,..............................      5.88%        04/01/19           8,108,508
       3,000,000  International Lease Finance Corp.,..............................      6.25%        05/15/19           3,048,249
       5,300,000  Nasdaq, Inc., 3 Mo. LIBOR + 0.39% (b)...........................      2.76%        03/22/19           5,301,779
       4,635,000  Synchrony Financial.............................................      2.60%        01/15/19           4,628,978
       5,920,000  TD Ameritrade Holding Corp., 3 Mo. LIBOR + 0.43% (b)............      2.97%        11/01/21           5,923,549
                                                                                                                 ----------------
                                                                                                                       71,424,016
                                                                                                                 ----------------
                  ELECTRIC -- 2.4%
       1,500,000  Commonwealth Edison Co..........................................      2.15%        01/15/19           1,498,338
      11,000,000  Consolidated Edison Co. of New York Inc.,
                     3 Mo. LIBOR + 0.40% (b)......................................      2.77%        06/25/21          11,046,714
       9,815,000  Dominion Energy, Inc., Series B.................................      1.60%        08/15/19           9,700,290
       2,590,000  DTE Energy Co...................................................      1.50%        10/01/19           2,552,041
       5,000,000  Exelon Generation Co. LLC.......................................      5.20%        10/01/19           5,089,956
       1,895,000  NextEra Energy Capital Holdings, Inc............................      2.30%        04/01/19           1,889,150
       5,000,000  NextEra Energy Capital Holdings, Inc............................      2.40%        09/15/19           4,971,797
       5,000,000  NextEra Energy Capital Holdings, Inc............................      2.70%        09/15/19           4,981,668


Page 12                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
CORPORATE BONDS (CONTINUED)

                  ELECTRIC (CONTINUED)
$      4,338,000  PSEG Power LLC..................................................      2.45%        11/15/18    $      4,337,465
       6,000,000  Public Service Co. of Oklahoma..................................      5.15%        12/01/19           6,131,743
      10,155,000  Public Service Enterprise Group, Inc............................      1.60%        11/15/19           9,996,105
       9,595,000  Southern (The) Co., 3 Mo. LIBOR + 0.49% (a) (b).................      2.80%        02/14/20           9,598,006
       2,500,000  Southern (The) Co., 3 Mo. LIBOR + 0.70% (a) (b).................      3.10%        09/30/20           2,506,189
                                                                                                                 ----------------
                                                                                                                       74,299,462
                                                                                                                 ----------------
                  ENVIRONMENTAL CONTROL -- 0.2%
       6,000,000  Republic Services, Inc..........................................      5.50%        09/15/19           6,125,242
                                                                                                                 ----------------
                  FOOD -- 1.5%
      13,000,000  Conagra Brands, Inc., 3 Mo. LIBOR + 0.75% (b)...................      3.22%        10/22/20          13,010,984
       4,000,000  General Mills, Inc..............................................      5.65%        02/15/19           4,029,331
       5,368,000  General Mills, Inc..............................................      2.20%        10/21/19           5,320,234
       7,000,000  General Mills, Inc., 3 Mo. LIBOR + 0.54% (b)....................      2.98%        04/16/21           6,996,543
       3,765,000  Kroger (The) Co.................................................      2.00%        01/15/19           3,757,377
       3,930,000  Kroger (The) Co., Global Medium-Term Note.......................      1.50%        09/30/19           3,873,272
       1,029,000  Mondelez International, Inc., 3 Mo. LIBOR + 0.52% (b)...........      2.86%        02/01/19           1,029,980
       6,084,000  Tyson Foods, Inc., 3 Mo. LIBOR + 0.55% (b)......................      2.87%        06/02/20           6,097,802
       3,000,000  Tyson Foods, Inc., 3 Mo. LIBOR + 0.45% (b)......................      2.76%        08/21/20           3,006,163
                                                                                                                 ----------------
                                                                                                                       47,121,686
                                                                                                                 ----------------
                  HEALTH CARE SERVICES -- 1.3%
       3,000,000  Aetna, Inc......................................................      2.20%        03/15/19           2,994,097
       8,500,000  Anthem, Inc.....................................................      2.25%        08/15/19           8,449,698
       7,000,000  Halfmoon Parent, Inc., 3 Mo. LIBOR + 0.35% (a) (b)..............      2.68%        03/17/20           7,003,949
      11,000,000  Halfmoon Parent, Inc., 3 Mo. LIBOR + 0.65% (a) (b)..............      2.98%        09/17/21          11,001,233
       2,800,000  Roche Holdings, Inc., 3 Mo. LIBOR + 0.34% (a) (b)...............      2.73%        09/30/19           2,806,237
       1,000,000  UnitedHealth Group, Inc., 3 Mo. LIBOR + 0.07% (b)...............      2.51%        10/15/20             997,938
       5,000,000  UnitedHealth Group, Inc., 3 Mo. LIBOR + 0.26% (b)...............      2.59%        06/15/21           5,001,624
                                                                                                                 ----------------
                                                                                                                       38,254,776
                                                                                                                 ----------------
                  INSURANCE -- 1.8%
       1,000,000  Allstate (The) Corp., 3 Mo. LIBOR + 0.43% (b)...................      2.82%        03/29/21           1,001,035
       2,782,000  Allstate (The) Corp., 3 Mo. LIBOR + 0.63% (b)...................      3.02%        03/29/23           2,789,398
       8,074,000  American International Group, Inc...............................      2.30%        07/16/19           8,037,188
       3,750,000  Jackson National Life Global Funding,
                     3 Mo. LIBOR + 0.30% (a) (b)..................................      2.74%        10/15/20           3,750,824
       4,000,000  Jackson National Life Global Funding,
                     3 Mo. LIBOR + 0.48% (a) (b)..................................      2.81%        06/11/21           4,016,749
       4,273,000  Marsh & McLennan Cos., Inc......................................      2.35%        09/10/19           4,249,531
       1,730,000  Metropolitan Life Global Funding I (a)..........................      1.55%        09/13/19           1,708,648
       5,000,000  Metropolitan Life Global Funding I,
                     SOFR + 0.57% (a) (b).........................................      2.75%        09/07/20           5,005,720
       1,000,000  New York Life Global Funding,
                     3 Mo. LIBOR + 0.32% (a) (b)..................................      2.66%        08/06/21           1,000,901
       3,000,000  New York Life Global Funding,
                     3 Mo. LIBOR + 0.52% (a) (b)..................................      2.85%        06/10/22           3,018,196
       1,435,000  Protective Life Global Funding (a)..............................      1.56%        09/13/19           1,416,584
      12,000,000  Protective Life Global Funding,
                     3 Mo. LIBOR + 0.52% (a) (b)..................................      2.91%        06/28/21          12,026,000


                        See Notes to Financial Statements                Page 13


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
CORPORATE BONDS (CONTINUED)

                  INSURANCE (CONTINUED)
$      7,462,000  Prudential Financial, Inc., Medium-Term Note....................      2.35%        08/15/19    $      7,423,982
                                                                                                                 ----------------
                                                                                                                       55,444,756
                                                                                                                 ----------------
                  INTERNET -- 0.0%
       1,000,000  eBay, Inc., 3 Mo. LIBOR + 0.48% (b).............................      2.82%        08/01/19           1,002,061
                                                                                                                 ----------------
                  MACHINERY-CONSTRUCTION & MINING -- 0.5%
       1,649,000  Caterpillar Financial Services Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.28% (b)......................................      2.65%        03/22/19           1,650,398
       1,700,000  Caterpillar Financial Services Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.51% (b)......................................      2.92%        01/10/20           1,708,032
       2,571,000  Caterpillar Financial Services Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.18% (b)......................................      2.49%        05/15/20           2,570,637
       9,879,000  Caterpillar Financial Services Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.28% (b)......................................      2.60%        09/07/21           9,882,699
                                                                                                                 ----------------
                                                                                                                       15,811,766
                                                                                                                 ----------------
                  MEDIA -- 1.3%
      14,980,000  Comcast Corp, 3 Mo. LIBOR + 0.33% (b)...........................      2.74%        10/01/20          14,990,531
       5,000,000  Comcast Corp., 3 Mo. LIBOR + 0.44% (b)..........................      2.85%        10/01/21           5,003,924
       4,271,000  Discovery Communications LLC....................................      2.20%        09/20/19           4,233,401
       8,200,000  Discovery Communications LLC,
                     3 Mo. LIBOR + 0.71% (b)......................................      3.05%        09/20/19           8,230,378
       5,000,000  NBCUniversal Enterprise, Inc.,
                     3 Mo. LIBOR + 0.40% (a) (b)..................................      2.80%        04/01/21           5,000,502
       1,557,000  Time Warner Cable LLC,..........................................      8.75%        02/14/19           1,581,145
                                                                                                                 ----------------
                                                                                                                       39,039,881
                                                                                                                 ----------------
                  OIL & GAS -- 1.1%
       3,500,000  Chevron Corp., 3 Mo. LIBOR + 0.95% (b)..........................      3.27%        05/16/21           3,575,902
       9,883,000  ConocoPhillips Co., 3 Mo. LIBOR + 0.90% (b).....................      3.21%        05/15/22          10,061,984
       3,000,000  EQT Corp., 3 Mo. LIBOR + 0.77% (b)..............................      3.17%        10/01/20           2,999,465
       5,625,000  Phillips 66, 3 Mo. LIBOR + 0.65% (a) (b)........................      3.09%        04/15/19           5,626,753
       3,250,000  Phillips 66, 3 Mo. LIBOR + 0.75% (a) (b)........................      3.19%        04/15/20           3,250,612
       7,419,000  Phillips 66, 3 Mo. LIBOR + 0.60% (b)............................      2.91%        02/26/21           7,424,530
                                                                                                                 ----------------
                                                                                                                       32,939,246
                                                                                                                 ----------------
                  OIL & GAS SERVICES -- 0.1%
       2,145,000  Schlumberger Holdings Corp. (a).................................      2.35%        12/21/18           2,144,059
                                                                                                                 ----------------
                  PHARMACEUTICALS -- 1.6%
       2,000,000  AbbVie, Inc.....................................................      2.00%        11/06/18           1,999,860
       5,000,000  Bayer US Finance II LLC (a).....................................      2.13%        07/15/19           4,962,792
      10,000,000  Bayer US Finance II LLC, 3 Mo. LIBOR + 0.63% (a) (b)............      3.00%        06/25/21          10,007,560
       2,000,000  CVS Health Corp.................................................      2.25%        12/05/18           1,998,875
       3,000,000  CVS Health Corp.................................................      2.25%        08/12/19           2,982,216
      11,000,000  CVS Health Corp., 3 Mo. LIBOR + 0.63% (b).......................      2.96%        03/09/20          11,037,973
       6,000,000  CVS Health Corp., 3 Mo. LIBOR + 0.72% (b).......................      3.05%        03/09/21           6,033,979
       9,000,000  Express Scripts Holding Co......................................      2.25%        06/15/19           8,968,140
       2,500,000  Express Scripts Holding Co., 3 Mo. LIBOR + 0.75% (b)............      3.06%        11/30/20           2,500,689
                                                                                                                 ----------------
                                                                                                                       50,492,084
                                                                                                                 ----------------


Page 14                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
CORPORATE BONDS (CONTINUED)

                  PIPELINES -- 1.3%
$      9,990,000  Boardwalk Pipelines L.P.........................................      5.75%        09/15/19    $     10,187,928
       1,000,000  Enterprise Products Operating LLC...............................      6.50%        01/31/19           1,008,114
      12,817,000  Enterprise Products Operating LLC...............................      2.55%        10/15/19          12,746,688
       4,601,000  Kinder Morgan Energy Partners L.P...............................      2.65%        02/01/19           4,592,460
       8,095,000  Kinder Morgan, Inc..............................................      3.05%        12/01/19           8,067,487
       4,000,000  Spectra Energy Partners, L.P., 3 Mo. LIBOR + 0.70% (b)..........      3.02%        06/05/20           4,011,696
                                                                                                                 ----------------
                                                                                                                       40,614,373
                                                                                                                 ----------------
                  RETAIL -- 0.6%
       2,000,000  AutoZone, Inc...................................................      1.63%        04/21/19           1,987,215
       9,421,000  Dollar Tree, Inc., 3 Mo. LIBOR + 0.70% (b)......................      3.15%        04/17/20           9,429,342
       6,000,000  Walgreens Boots Alliance, Inc...................................      2.70%        11/18/19           5,970,984
                                                                                                                 ----------------
                                                                                                                       17,387,541
                                                                                                                 ----------------
                  TELECOMMUNICATIONS -- 1.2%
       7,000,000  AT&T, Inc., 3 Mo. LIBOR + 0.65% (b).............................      3.09%        01/15/20           7,027,056
       2,000,000  AT&T, Inc., 3 Mo. LIBOR + 0.93% (b).............................      3.32%        06/30/20           2,017,782
       2,940,000  AT&T, Inc., 3 Mo. LIBOR + 0.75% (b).............................      3.07%        06/01/21           2,963,869
       8,000,000  AT&T, Inc., 3 Mo. LIBOR + 0.95% (b).............................      3.39%        07/15/21           8,089,916
       1,000,000  Verizon Communications, Inc.,
                     3 Mo. LIBOR + 0.37% (b)......................................      2.68%        08/15/19           1,001,545
       9,000,000  Verizon Communications, Inc.,
                     3 Mo. LIBOR + 0.55% (b)......................................      2.86%        05/22/20           9,043,309
       6,000,000  Verizon Communications, Inc.,
                     3 Mo. LIBOR + 1.00% (b)......................................      3.33%        03/16/22           6,099,194
                                                                                                                 ----------------
                                                                                                                       36,242,671
                                                                                                                 ----------------
                  TRANSPORTATION -- 0.5%
       6,435,000  Ryder System, Inc., Medium-Term Note............................      2.45%        11/15/18           6,433,929
       5,612,000  Ryder System, Inc., Medium-Term Note............................      2.55%        06/01/19           5,600,212
       4,000,000  Ryder System, Inc., Medium-Term Note............................      2.45%        09/03/19           3,978,625
                                                                                                                 ----------------
                                                                                                                       16,012,766
                                                                                                                 ----------------
                  TRUCKING & LEASING -- 0.3%
       4,250,000  Aviation Capital Group LLC,
                     3 Mo. LIBOR + 0.67% (a) (b)..................................      3.19%        07/30/21           4,265,932
       5,668,000  Penske Truck Leasing Co., L.P. / PTL Finance Corp. (a)..........      2.50%        06/15/19           5,645,865
                                                                                                                 ----------------
                                                                                                                        9,911,797
                                                                                                                 ----------------
                  TOTAL CORPORATE BONDS........................................................................     1,165,430,461
                  (Cost $1,165,528,887)                                                                          ----------------



                                                                                     ANNUALIZED
   PRINCIPAL                                                                        YIELD ON DATE     STATED
     VALUE                                  DESCRIPTION                              OF PURCHASE     MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
COMMERCIAL PAPER -- 32.0%

                  AEROSPACE/DEFENSE -- 2.8%
      12,000,000  Harris Corp.....................................................      2.64%        11/26/18          11,978,321
       7,000,000  Harris Corp.....................................................      2.68%        11/28/18           6,986,137
      10,000,000  Harris Corp.....................................................      2.65%        12/10/18           9,971,788
       5,000,000  Harris Corp.....................................................      2.67%        12/14/18           4,984,333
       8,000,000  Northrop Grumman Corp...........................................      2.54%        11/28/18           7,984,992


                        See Notes to Financial Statements                Page 15


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


                                                                                     ANNUALIZED
   PRINCIPAL                                                                        YIELD ON DATE     STATED
     VALUE                                  DESCRIPTION                              OF PURCHASE     MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
COMMERCIAL PAPER (CONTINUED)

                  AEROSPACE/DEFENSE (CONTINUED)
$     15,750,000  Northrop Grumman Corp...........................................      2.78%        01/23/19    $     15,651,170
      10,000,000  Northrop Grumman Corp...........................................      2.81%        01/30/19           9,931,234
       8,000,000  Rockwell Collins, Inc...........................................      2.51%        11/01/18           8,000,001
       5,491,000  Rockwell Collins, Inc...........................................      2.54%        11/29/18           5,480,316
       6,000,000  Rockwell Collins, Inc...........................................      2.59%        12/12/18           5,982,627
                                                                                                                 ----------------
                                                                                                                       86,950,919
                                                                                                                 ----------------
                  AUTO MANUFACTURERS -- 2.5%
      10,000,000  Ford Motor Credit Co. LLC.......................................      2.75%        12/06/18           9,973,707
       5,000,000  Ford Motor Credit Co. LLC.......................................      3.15%        02/06/19           4,958,495
       6,400,000  General Motors Financial Co., Inc...............................      2.69%        11/01/18           6,400,000
       5,000,000  General Motors Financial Co., Inc...............................      2.67%        11/07/18           4,997,807
       5,000,000  General Motors Financial Co., Inc...............................      2.69%        11/09/18           4,997,053
      11,000,000  General Motors Financial Co., Inc...............................  2.80% - 2.85%    11/30/18          10,975,399
       7,000,000  General Motors Financial Co., Inc...............................      2.77%        12/07/18           6,980,931
       8,000,000  Hyundai Capital America.........................................      2.52%        12/03/18           7,982,355
       4,700,000  VW Credit, Inc..................................................      2.42%        11/14/18           4,695,947
       6,000,000  VW Credit, Inc..................................................      2.75%        02/01/19           5,958,664
       8,000,000  VW Credit, Inc..................................................      2.80%        03/18/19           7,916,915
                                                                                                                 ----------------
                                                                                                                       75,837,273
                                                                                                                 ----------------
                  BEVERAGES -- 1.1%
       7,000,000  Constellation Brands, Inc.......................................      2.62%        11/02/18           6,999,498
       5,000,000  Constellation Brands, Inc.......................................      2.55%        11/05/18           4,998,605
       5,000,000  Constellation Brands, Inc.......................................      2.62%        11/06/18           4,998,206
      11,000,000  Constellation Brands, Inc.......................................  2.55% - 2.58%    11/13/18          10,990,752
       5,000,000  Constellation Brands, Inc.......................................      2.69%        12/03/18           4,988,220
                                                                                                                 ----------------
                                                                                                                       32,975,281
                                                                                                                 ----------------
                  CHEMICALS -- 1.9%
       7,500,000  Dow Chemical (The) Co...........................................      2.49%        11/30/18           7,480,883
       6,000,000  Dow Chemical (The) Co...........................................      2.43%        11/05/18           5,998,400
       8,000,000  Dow Chemical (The) Co...........................................      2.49%        11/16/18           7,991,822
       6,000,000  EI du Pont de Nemours & Co......................................      2.54%        11/27/18           5,989,155
       5,000,000  EI du Pont de Nemours & Co......................................      2.55%        12/05/18           4,988,134
       5,000,000  Nutrien Ltd.....................................................      2.54%        11/01/18           5,000,000
       4,000,000  Nutrien Ltd.....................................................      2.49%        11/06/18           3,998,634
       5,000,000  Nutrien Ltd.....................................................      2.53%        11/29/18           4,990,311
       7,000,000  Sherwin-Williams (The) Co.......................................      2.58%        11/13/18           6,993,980
       6,000,000  Sherwin-Williams (The) Co.......................................      2.75%        12/18/18           5,978,847
                                                                                                                 ----------------
                                                                                                                       59,410,166
                                                                                                                 ----------------
                  DIVERSIFIED FINANCIAL SERVICES -- 0.7%
       5,700,000  Hitachi Capital America Corp....................................      2.58%        11/27/18           5,689,541
       5,000,000  Nasdaq, Inc.....................................................      2.52%        11/02/18           4,999,655
       7,000,000  Nasdaq, Inc.....................................................      2.44%        11/14/18           6,993,914
       3,787,000  Nasdaq, Inc.....................................................      2.56%        12/04/18           3,778,250
                                                                                                                 ----------------
                                                                                                                       21,461,360
                                                                                                                 ----------------
                  ELECTRIC -- 3.1%
       8,000,000  American Electric Power Co., Inc................................      2.56%        11/07/18           7,996,636
       5,000,000  American Electric Power Co., Inc................................      2.54%        11/08/18           4,997,568


Page 16                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


                                                                                     ANNUALIZED
   PRINCIPAL                                                                        YIELD ON DATE     STATED
     VALUE                                  DESCRIPTION                              OF PURCHASE     MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
COMMERCIAL PAPER (CONTINUED)

                  ELECTRIC (CONTINUED)
$      5,000,000  Dominion Energy, Inc............................................      2.52%        11/14/18    $      4,995,517
       7,000,000  Dominion Energy, Inc............................................      2.54%        11/29/18           6,986,376
       5,000,000  Entergy Corp....................................................      2.51%        11/02/18           4,999,656
       8,000,000  Entergy Corp....................................................  2.50% - 2.54%    11/16/18           7,991,722
       5,000,000  Entergy Corp....................................................      2.54%        11/19/18           4,993,734
      10,000,000  Entergy Corp....................................................      2.50%        11/26/18           9,982,907
       5,000,000  Entergy Corp....................................................      2.86%        02/11/19           4,960,309
       6,000,000  NextEra Energy Capital Holdings, Inc............................      2.55%        11/30/18           5,987,862
       5,000,000  NextEra Energy Capital Holdings, Inc............................      2.62%        12/04/18           4,988,197
       5,400,000  NextEra Energy Capital Holdings, Inc............................      2.62%        12/05/18           5,386,866
       5,000,000  NextEra Energy Capital Holdings, Inc............................      2.59%        12/07/18           4,987,280
       6,500,000  NextEra Energy Capital Holdings, Inc............................      2.62%        12/11/18           6,481,411
       5,000,000  Oncor Electric Delivery Co. LLC.................................      2.45%        11/05/18           4,998,659
       5,000,000  WEC Energy Group, Inc...........................................      2.53%        11/14/18           4,995,501
                                                                                                                 ----------------
                                                                                                                       95,730,201
                                                                                                                 ----------------
                  ELECTRONICS -- 1.6%
      12,000,000  Arrow Electronics, Inc..........................................      2.81%        11/02/18          11,999,066
      10,000,000  Arrow Electronics, Inc..........................................      2.97%        11/09/18           9,993,500
      10,000,000  Arrow Electronics, Inc..........................................      2.95%        11/13/18           9,990,311
      10,000,000  Arrow Electronics, Inc..........................................      2.97%        11/14/18           9,989,438
       5,000,000  Arrow Electronics, Inc..........................................      2.92%        11/15/18           4,994,410
       3,000,000  Arrow Electronics, Inc..........................................      2.95%        11/27/18           2,993,712
                                                                                                                 ----------------
                                                                                                                       49,960,437
                                                                                                                 ----------------
                  FOOD -- 0.8%
       9,250,000  Mondelez International, Inc.....................................      2.38%        11/01/18           9,249,999
       5,000,000  Mondelez International, Inc.....................................      2.52%        12/03/18           4,988,984
       8,900,000  Mondelez International, Inc.....................................  2.77% - 2.79%    01/16/19           8,848,699
                                                                                                                 ----------------
                                                                                                                       23,087,682
                                                                                                                 ----------------
                  GAS -- 1.2%
       3,000,000  NiSource, Inc...................................................      2.54%        11/06/18           2,998,958
       5,000,000  NiSource, Inc...................................................      2.57%        11/09/18           4,997,188
       8,000,000  NiSource, Inc...................................................      2.64%        11/16/18           7,991,325
      10,000,000  NiSource, Inc...................................................      2.88%        02/06/19           9,923,939
      12,000,000  Sempra Global...................................................      2.61%        12/18/18          11,959,870
                                                                                                                 ----------------
                                                                                                                       37,871,280
                                                                                                                 ----------------
                  HEALTH CARE PRODUCTS -- 1.8%
       8,000,000  Boston Scientific Corp..........................................      2.64%        11/27/18           7,984,975
       8,000,000  Boston Scientific Corp..........................................      2.70%        12/12/18           7,975,827
       7,000,000  Boston Scientific Corp..........................................      2.70%        12/13/18           6,978,334
      11,000,000  Boston Scientific Corp..........................................  2.70% - 2.73%    12/18/18          10,961,677
       3,325,000  Humana, Inc.....................................................      2.65%        11/13/18           3,322,107
       8,000,000  Humana, Inc.....................................................      2.86%        01/07/19           7,958,282
      10,000,000  Humana, Inc.....................................................      2.91%        01/22/19           9,935,083
                                                                                                                 ----------------
                                                                                                                       55,116,285
                                                                                                                 ----------------
                  LEISURE TIME -- 1.5%
       8,000,000  Royal Caribbean Cruises Ltd.....................................      2.82%        11/05/18           7,997,532
       9,700,000  Royal Caribbean Cruises Ltd.....................................      2.83%        11/08/18           9,694,746


                        See Notes to Financial Statements                Page 17


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


                                                                                     ANNUALIZED
   PRINCIPAL                                                                        YIELD ON DATE     STATED
     VALUE                                  DESCRIPTION                              OF PURCHASE     MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
COMMERCIAL PAPER (CONTINUED)

                  LEISURE TIME (CONTINUED)
$      8,000,000  Royal Caribbean Cruises Ltd.....................................      2.88%        11/26/18    $      7,984,267
      15,000,000  Royal Caribbean Cruises Ltd.....................................      2.85%        11/29/18          14,966,866
       6,800,000  Royal Caribbean Cruises Ltd.....................................      2.90%        12/04/18           6,782,234
                                                                                                                 ----------------
                                                                                                                       47,425,645
                                                                                                                 ----------------
                  LODGING -- 0.6%
       7,000,000  Marriott International, Inc.....................................      2.50%        11/05/18           6,998,080
       3,600,000  Marriott International, Inc.....................................      2.56%        11/27/18           3,593,438
       8,000,000  Marriott International, Inc.....................................      2.75%        01/14/19           7,955,573
                                                                                                                 ----------------
                                                                                                                       18,547,091
                                                                                                                 ----------------
                  MEDIA -- 0.5%
      15,000,000  CBS Corp........................................................      2.56%        12/05/18          14,964,280
                                                                                                                 ----------------
                  MINING -- 0.5%
       8,000,000  Glencore Funding LLC............................................      2.55%        11/09/18           7,995,529
       7,000,000  Glencore Funding LLC............................................      2.58%        11/19/18           6,991,118
                                                                                                                 ----------------
                                                                                                                       14,986,647
                                                                                                                 ----------------
                  MISCELLANEOUS MANUFACTURING -- 0.5%
       5,000,000  General Electric Co.............................................      2.76%        01/22/19           4,969,232
      10,000,000  Parker-Hannifin Corp............................................      2.54%        12/03/18           9,977,765
                                                                                                                 ----------------
                                                                                                                       14,946,997
                                                                                                                 ----------------
                  OIL & GAS -- 1.4%
      11,465,000  Eni Finance USA, Inc............................................      2.56%        12/12/18          11,432,076
       8,000,000  Eni Finance USA, Inc............................................      2.77%        01/15/19           7,954,692
       8,000,000  Eni Finance USA, Inc............................................      2.76%        01/24/19           7,949,570
      10,000,000  Eni Finance USA, Inc............................................      2.86%        01/29/19           9,930,762
       5,000,000  Suncor Energy, Inc..............................................      2.58%        12/10/18           4,986,246
                                                                                                                 ----------------
                                                                                                                       42,253,346
                                                                                                                 ----------------
                  OIL & GAS SERVICES -- 0.2%
       5,650,000  FMC Technologies, Inc...........................................      2.54%        11/28/18           5,639,399
                                                                                                                 ----------------
                  PACKAGING&CONTAINERS -- 0.2%
       7,000,000  Bemis Co., Inc..................................................      2.76%        11/02/18           6,999,471
                                                                                                                 ----------------
                  PIPELINES -- 6.1%
      10,000,000  Enable Midstream Partners, L.P..................................      2.94%        11/14/18           9,989,527
      10,000,000  Enable Midstream Partners, L.P..................................      3.00%        11/16/18           9,987,706
      10,000,000  Enable Midstream Partners, L.P..................................      3.10%        11/26/18           9,978,783
      15,000,000  Enable Midstream Partners, L.P..................................      3.11%        12/04/18          14,957,960
       8,000,000  Enbridge Energy Partners, L.P...................................      3.10%        11/01/18           8,000,000
       5,500,000  Enbridge Energy Partners, L.P...................................      3.17%        11/02/18           5,499,522
       1,000,000  Enbridge Energy Partners, L.P...................................      3.17%        11/05/18             999,652
       1,001,000  Enbridge Energy Partners, L.P...................................      2.99%        11/07/18           1,000,508
       5,000,000  Enbridge Energy Partners, L.P...................................      3.17%        11/13/18           4,994,790
       1,100,000  Enbridge Energy Partners, L.P...................................      3.15%        11/14/18           1,098,767
      11,000,000  Enbridge Energy Partners, L.P...................................      3.17%        11/15/18          10,986,628
       6,000,000  Enbridge Energy Partners, L.P...................................      3.17%        11/20/18           5,990,108
       7,000,000  Enbridge Energy Partners, L.P...................................      3.22%        11/28/18           6,983,611
       7,000,000  Energy Transfer, L.P............................................      2.99%        11/01/18           7,000,000
       7,000,000  Energy Transfer, L.P............................................      2.90%        11/02/18           6,999,436


Page 18                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


                                                                                     ANNUALIZED
   PRINCIPAL                                                                        YIELD ON DATE     STATED
     VALUE                                  DESCRIPTION                              OF PURCHASE     MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
COMMERCIAL PAPER (CONTINUED)

                  PIPELINES (CONTINUED)
$      7,000,000  Energy Transfer, L.P............................................      2.95%        11/05/18    $      6,997,706
       7,000,000  Energy Transfer, L.P............................................      2.94%        11/07/18           6,996,616
       7,000,000  Energy Transfer, L.P............................................      2.90%        11/08/18           6,996,053
       9,300,000  Energy Transfer, L.P............................................  2.90% - 2.95%    11/09/18           9,293,930
       7,000,000  Energy Transfer, L.P............................................      3.00%        11/15/18           6,991,967
       3,700,000  Energy Transfer, L.P............................................      3.05%        11/16/18           3,695,372
       5,000,000  Kinder Morgan, Inc..............................................      2.85%        11/01/18           5,000,000
       6,150,000  Spectra Energy Partners, L.P....................................      2.54%        11/06/18           6,147,860
       6,000,000  Spectra Energy Partners, L.P....................................      2.57%        11/27/18           5,989,029
       5,000,000  Spectra Energy Partners, L.P....................................      2.56%        11/28/18           4,990,540
       5,200,000  Spectra Energy Partners, L.P....................................      2.56%        11/29/18           5,189,799
         500,000  TransCanada PipeLines Ltd.......................................      2.49%        11/01/18             500,000
       5,780,000  TransCanada PipeLines Ltd.......................................      2.46%        11/05/18           5,778,444
       8,000,000  TransCanada PipeLines Ltd.......................................      2.55%        11/07/18           7,996,647
                                                                                                                 ----------------
                                                                                                                      187,030,961
                                                                                                                 ----------------
                  RETAIL -- 1.0%
       5,000,000  AutoNation, Inc.................................................      2.70%        11/05/18           4,998,500
       5,383,000  AutoNation, Inc.................................................      2.74%        11/07/18           5,380,577
       5,350,000  Walgreens Boots Alliance, Inc...................................      2.52%        11/06/18           5,348,155
       5,000,000  Walgreens Boots Alliance, Inc...................................      2.54%        11/13/18           4,995,830
      10,000,000  Walgreens Boots Alliance, Inc...................................      2.88%        02/12/19           9,919,299
                                                                                                                 ----------------
                                                                                                                       30,642,361
                                                                                                                 ----------------
                  TELECOMMUNICATIONS -- 1.8%
       5,000,000  AT&T, Inc.......................................................      2.88%        12/06/18           4,986,231
       5,000,000  AT&T, Inc.......................................................      2.96%        05/28/19           4,916,222
      10,000,000  Bell Canada, Inc................................................      2.55%        11/08/18           9,995,111
       5,000,000  Bell Canada, Inc................................................      2.60%        12/10/18           4,986,136
       7,900,000  Bell Canada, Inc................................................      2.78%        02/01/19           7,845,117
      12,000,000  Bell Canada, Inc................................................      2.89%        02/21/19          11,894,668
      10,000,000  Rogers Communications, Inc......................................      2.71%        01/24/19           9,938,130
                                                                                                                 ----------------
                                                                                                                       54,561,615
                                                                                                                 ----------------
                  TRUCKING & LEASING -- 0.2%
       7,000,000  Aviation Capital Group LLC......................................      2.52%        11/16/18           6,992,763
                                                                                                                 ----------------
                  TOTAL COMMERCIAL PAPER.......................................................................       983,391,460
                  (Cost $983,391,460)                                                                            ----------------



   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
FOREIGN CORPORATE BONDS -- 12.2%

                  BANKS -- 9.0%
       4,000,000  ABN AMRO Bank N.V., 3 Mo. LIBOR + 0.64% (a) (b).................      3.08%        01/18/19           4,005,360
       5,000,000  ABN AMRO Bank N.V., 3 Mo. LIBOR + 0.57% (a) (b).................      2.88%        08/27/21           5,006,150
       2,000,000  Australia & New Zealand Banking Group Ltd.,
                     3 Mo. LIBOR + 0.66% (a) (b)..................................      3.03%        09/23/19           2,009,997
       3,000,000  Australia & New Zealand Banking Group Ltd.,
                     3 Mo. LIBOR + 0.50% (a) (b)..................................      2.82%        08/19/20           3,013,471


                        See Notes to Financial Statements                Page 19


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
FOREIGN CORPORATE BONDS (CONTINUED)

                  BANKS (CONTINUED)
$     10,435,000  Australia & New Zealand Banking Group Ltd.,
                     3 Mo. LIBOR + 0.46% (a) (b)..................................      2.77%        05/17/21    $     10,444,278
       3,000,000  Bank of Montreal, Medium-Term Note..............................      1.50%        07/18/19           2,969,927
         500,000  Bank of Montreal, Medium-Term Note,
                     3 Mo. LIBOR + 0.65% (b)......................................      3.09%        07/18/19             502,043
         250,000  Bank of Montreal, Medium-Term Note,
                     3 Mo. LIBOR + 0.60% (b)......................................      2.93%        12/12/19             251,408
       1,222,000  Bank of Montreal, Medium-Term Note,
                     3 Mo. LIBOR + 0.34% (b)......................................      2.78%        07/13/20           1,225,024
       5,526,000  Bank of Montreal, Medium-Term Note,
                     3 Mo. LIBOR + 0.46% (b)......................................      2.90%        04/13/21           5,545,067
       2,000,000  Bank of Montreal, Medium-Term Note,
                     3 Mo. LIBOR + 0.79% (b)......................................      3.10%        08/27/21           2,026,006
         250,000  Bank of Nova Scotia (The), 3 Mo. LIBOR + 0.83% (b)..............      3.27%        01/15/19             250,365
       2,390,000  Bank of Nova Scotia (The), 3 Mo. LIBOR + 0.39% (b)..............      2.83%        07/14/20           2,395,732
       9,960,000  Bank of Nova Scotia (The), 3 Mo. LIBOR + 0.44% (b)..............      2.91%        04/20/21           9,987,662
       1,000,000  Barclays Bank PLC, 3 Mo. LIBOR + 0.46% (b)......................      2.88%        01/11/21             998,241
         500,000  Canadian Imperial Bank of Commerce,
                     3 Mo. LIBOR + 0.52% (b)......................................      2.84%        09/06/19             501,527
       3,000,000  Canadian Imperial Bank of Commerce,
                     3 Mo. LIBOR + 0.66% (b)......................................      2.99%        09/13/23           3,000,647
       2,970,000  Commonwealth Bank of Australia (a)..............................      5.00%        10/15/19           3,022,482
       2,000,000  Commonwealth Bank of Australia,
                     3 Mo. LIBOR + 0.64% (a) (b)..................................      2.98%        11/07/19           2,009,928
         500,000  Commonwealth Bank of Australia,
                     3 Mo. LIBOR + 0.70% (a) (b)..................................      3.03%        03/10/22             502,525
       2,000,000  Commonwealth Bank of Australia,
                     3 Mo. LIBOR + 0.68% (a) (b)..................................      3.02%        09/18/22           2,006,717
       3,780,000  Cooperatieve Rabobank UA/NY.....................................      1.38%        08/09/19           3,730,985
       3,000,000  Cooperatieve Rabobank UA/NY,
                     3 Mo. LIBOR + 0.48% (b)......................................      2.89%        01/10/23           2,993,271
       8,000,000  Credit Agricole S.A./London (a).................................      2.50%        04/15/19           7,987,698
       1,000,000  Credit Agricole S.A./London,
                     3 Mo. LIBOR + 0.80% (a) (b)..................................      3.24%        04/15/19           1,002,923
       1,400,000  Credit Agricole S.A./London,
                     3 Mo. LIBOR + 0.97% (a) (b)..................................      3.30%        06/10/20           1,415,800
       5,696,000  Credit Suisse AG/New York NY, Global Medium-Term Note...........      2.30%        05/28/19           5,678,082
       3,000,000  Credit Suisse Group Funding Guernsey Ltd.,
                     3 Mo. LIBOR + 2.29% (b)......................................      4.73%        04/16/21           3,120,119
       3,000,000  Danske Bank A/S, 3 Mo. LIBOR + 0.58% (a) (b)....................      2.90%        09/06/19           2,998,589
       1,200,000  Danske Bank A/S, 3 Mo. LIBOR + 0.51% (a) (b)....................      2.83%        03/02/20           1,198,801
       1,833,000  Deutsche Bank AG, 3 Mo. LIBOR + 1.45% (b).......................      3.89%        01/18/19           1,834,208
       2,000,000  Deutsche Bank AG, 3 Mo. LIBOR + 1.91% (b).......................      4.25%        05/10/19           2,010,155
       2,000,000  Deutsche Bank AG, 3 Mo. LIBOR + 1.29% (b).......................      3.77%        02/04/21           1,995,640
       2,000,000  HSBC Holdings PLC, 3 Mo. LIBOR + 2.24% (b)......................      4.57%        03/08/21           2,078,085
      11,762,000  HSBC Holdings PLC, 3 Mo. LIBOR + 0.60% (b)......................      2.92%        05/18/21          11,777,686
       3,000,000  HSBC Holdings PLC, 3 Mo. LIBOR + 0.65% (b)......................      2.98%        09/11/21           3,006,243
       2,500,000  HSBC Holdings PLC, 3 Mo. LIBOR + 1.50% (b)......................      3.91%        01/05/22           2,560,879
       3,000,000  ING Bank N.V., 3 Mo. LIBOR + 0.61% (a) (b)......................      2.92%        08/15/19           3,008,228
       2,000,000  ING Bank N.V. (a)...............................................      2.30%        03/22/19           1,995,592


Page 20                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
FOREIGN CORPORATE BONDS (CONTINUED)

                  BANKS (CONTINUED)
$      8,000,000  Lloyds Bank PLC, 3 Mo. LIBOR + 0.49% (b)........................      2.83%        05/07/21    $      8,013,292
       5,000,000  Macquarie Bank Ltd., 3 Mo. LIBOR + 1.18% (a) (b)................      3.62%        01/15/19           5,008,260
       4,500,000  Macquarie Group Ltd. (a)........................................      3.00%        12/03/18           4,501,358
       2,500,000  Mitsubishi UFJ Financial Group, Inc.,
                     3 Mo. LIBOR  + 0.65% (b).....................................      3.16%        07/26/21           2,510,884
       4,000,000  Mitsubishi UFJ Financial Group, Inc.,
                     3 Mo. LIBOR + 1.06% (b)......................................      3.39%        09/13/21           4,063,574
       1,500,000  Mitsubishi UFJ Financial Group, Inc.,
                     3 Mo. LIBOR + 0.92% (b)......................................      3.23%        02/22/22           1,513,602
       1,720,000  Mitsubishi UFJ Trust & Banking Corp. (a)........................      2.45%        10/16/19           1,709,650
       4,223,000  Mizuho Bank Ltd. (a)............................................      2.45%        04/16/19           4,214,754
       6,000,000  Mizuho Financial Group, Inc.,
                     3 Mo. LIBOR + 1.14% (b)......................................      3.47%        09/13/21           6,086,799
       2,400,000  MUFG Bank Ltd. (a)..............................................      2.35%        09/08/19           2,385,535
         250,000  National Australia Bank Ltd.,
                     3 Mo. LIBOR + 0.59% (a) (b)..................................      3.00%        01/10/20             251,214
       4,223,000  National Australia Bank Ltd.,
                     3 Mo. LIBOR + 0.51% (a) (b)..................................      2.82%        05/22/20           4,238,159
         785,000  National Australia Bank Ltd./New York...........................      1.38%        07/12/19             776,745
       1,000,000  Nordea Bank Abp, 3 Mo. LIBOR + 0.62% (a) (b)....................      3.01%        09/30/19           1,004,178
       3,000,000  Nordea Bank Abp, 3 Mo. LIBOR + 0.47% (a) (b)....................      2.79%        05/29/20           3,006,151
         500,000  Royal Bank of Canada, Global Medium-Term Note,
                     3 Mo. LIBOR + 0.71% (b)......................................      3.15%        04/15/19             501,252
       1,000,000  Royal Bank of Canada, Global Medium-Term Note,
                     3 Mo. LIBOR + 0.48% (b)......................................      2.99%        07/29/19           1,002,372
       2,900,000  Royal Bank of Canada, Global Medium-Term Note,
                     3 Mo. LIBOR + 0.38% (b)......................................      2.70%        03/02/20           2,906,367
       7,457,000  Royal Bank of Canada, Global Medium-Term Note,
                     3 Mo. LIBOR + 0.39% (b)......................................      2.91%        04/30/21           7,470,330
       8,000,000  Santander UK PLC, 3 Mo. LIBOR + 0.62% (b).......................      2.94%        06/01/21           8,034,787
       2,200,000  Skandinaviska Enskilda Banken AB,
                     3 Mo. LIBOR + 0.57% (a) (b)..................................      2.90%        09/13/19           2,208,123
       2,000,000  Skandinaviska Enskilda Banken AB,
                     3 Mo. LIBOR + 0.43% (a) (b)..................................      2.74%        05/17/21           1,999,442
       1,000,000  Sumitomo Mitsui Banking Corp.,
                     3 Mo. LIBOR + 0.54% (b)......................................      2.96%        01/11/19           1,000,579
       3,000,000  Sumitomo Mitsui Banking Corp....................................      2.09%        10/18/19           2,964,615
       4,525,000  Sumitomo Mitsui Banking Corp.,
                     3 Mo. LIBOR + 0.31% (b)......................................      2.75%        10/18/19           4,527,784
       4,475,000  Sumitomo Mitsui Banking Corp.,
                     3 Mo. LIBOR + 0.35% (b)......................................      2.80%        01/17/20           4,480,035
       2,000,000  Sumitomo Mitsui Banking Corp.,
                     3 Mo. LIBOR + 0.37% (b)......................................      2.81%        10/16/20           2,000,715
       5,000,000  Sumitomo Mitsui Banking Corp., Global Medium-Term
                     Note.........................................................      2.25%        07/11/19           4,975,008
       3,000,000  Sumitomo Mitsui Financial Group, Inc.,
                     3 Mo. LIBOR + 0.97% (b)......................................      3.39%        01/11/22           3,032,444
       2,000,000  Sumitomo Mitsui Financial Group, Inc.,
                     3 Mo. LIBOR + 0.74% (b)......................................      3.19%        01/17/23           2,001,052


                        See Notes to Financial Statements                Page 21


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
FOREIGN CORPORATE BONDS (CONTINUED)

                  BANKS (CONTINUED)
$      1,000,000  Sumitomo Mitsui Trust Bank Ltd.,
                     3 Mo. LIBOR + 0.44% (a) (b)..................................      2.78%        09/19/19    $      1,002,095
       1,000,000  Svenska Handelsbanken AB, Medium-Term Note,
                     3 Mo. LIBOR + 0.49% (b)......................................      2.81%        09/06/19           1,002,605
       7,000,000  Toronto-Dominion Bank (The).....................................      1.45%        08/13/19           6,921,788
       3,750,000  Toronto-Dominion Bank (The), Global Medium-Term Note,
                     3 Mo. LIBOR + 0.26% (b)......................................      2.59%        09/17/20           3,755,751
       2,000,000  UBS AG/London, 3 Mo. LIBOR + 0.32% (a) (b)......................      2.63%        05/28/19           2,002,522
       7,000,000  UBS AG/London, 3 Mo. LIBOR + 0.58% (a) (b)......................      2.91%        06/08/20           7,027,195
       6,000,000  UBS AG/London, 3 Mo. LIBOR + 0.48% (a) (b)......................      2.80%        12/01/20           6,007,416
       8,000,000  UBS AG/Stamford CT, Global Medium-Term Note.....................      2.38%        08/14/19           7,956,645
       6,000,000  UBS Group Funding Switzerland AG,
                     3 Mo. LIBOR + 1.78% (a) (b)..................................      4.22%        04/14/21           6,178,180
         350,000  Westpac Banking Corp., 3 Mo. LIBOR + 0.71% (b)..................      3.05%        05/13/19             351,042
       4,035,000  Westpac Banking Corp............................................      1.60%        08/19/19           3,991,101
       8,261,000  Westpac Banking Corp., 3 Mo. LIBOR + 0.34% (b)..................      2.83%        01/25/21           8,267,071
       3,000,000  Westpac Banking Corp., 3 Mo. LIBOR + 0.71% (b)..................      3.10%        06/28/22           3,017,037
                                                                                                                 ----------------
                                                                                                                      277,937,049
                                                                                                                 ----------------
                  BEVERAGES -- 0.2%
       5,500,000  Diageo Capital PLC, 3 Mo. LIBOR + 0.24% (b).....................      2.56%        05/18/20           5,506,449
                                                                                                                 ----------------
                  DIVERSIFIED FINANCIAL SERVICES -- 0.5%
      15,330,000  AerCap Ireland Capital DAC / AerCap Global Aviation
                     Trust........................................................      3.75%        05/15/19          15,361,998
                                                                                                                 ----------------
                  FOOD -- 0.4%
       5,000,000  Mondelez International Holdings Netherlands BV (a)..............      1.63%        10/28/19           4,917,870
       8,000,000  Mondelez International Holdings Netherlands BV,
                     3 Mo. LIBOR + 0.61% (a) (b)..................................      3.12%        10/28/19           8,027,960
                                                                                                                 ----------------
                                                                                                                       12,945,830
                                                                                                                 ----------------
                  MISCELLANEOUS MANUFACTURING -- 0.2%
       3,000,000  Siemens Financieringsmaatschappij N.V.,
                     3 Mo. LIBOR + 0.32% (a) (b)..................................      2.65%        09/13/19           3,005,392
       2,000,000  Siemens Financieringsmaatschappij N.V.,
                     3 Mo. LIBOR + 0.34% (a) (b)..................................      2.67%        03/16/20           2,003,718
                                                                                                                 ----------------
                                                                                                                        5,009,110
                                                                                                                 ----------------
                  OIL & GAS -- 0.5%
       2,000,000  BP Capital Markets PLC, 3 Mo. LIBOR + 0.87% (b).................      3.20%        09/16/21           2,035,938
       5,000,000  BP Capital Markets PLC, 3 Mo. LIBOR + 0.65% (b).................      2.99%        09/19/22           5,052,571
       5,495,000  Encana Corp.....................................................      6.50%        05/15/19           5,589,296
       1,440,000  Shell International Finance BV,
                     3 Mo. LIBOR + 0.35% (b)......................................      2.68%        09/12/19           1,443,891
                                                                                                                 ----------------
                                                                                                                       14,121,696
                                                                                                                 ----------------
                  PHARMACEUTICALS -- 0.5%
       9,000,000  Allergan Funding SCS............................................      2.45%        06/15/19           8,984,054
       2,000,000  Allergan Funding SCS, 3 Mo. LIBOR + 1.26% (b)...................      3.59%        03/12/20           2,022,593
       1,500,000  Mylan N.V.......................................................      2.50%        06/07/19           1,492,990
       4,235,000  Shire Acquisitions Investments Ireland DAC......................      1.90%        09/23/19           4,183,546
                                                                                                                 ----------------
                                                                                                                       16,683,183
                                                                                                                 ----------------


Page 22                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
FOREIGN CORPORATE BONDS (CONTINUED)

                  PIPELINES -- 0.6%
$      5,000,000  Enbridge, Inc., 3 Mo. LIBOR + 0.40% (b).........................      2.81%        01/10/20    $      4,993,009
       5,500,000  TransCanada PipeLines Ltd.......................................      2.13%        11/15/19           5,439,551
       6,840,000  TransCanada PipeLines Ltd., 3 Mo. LIBOR + 0.28% (b).............      2.59%        11/15/19           6,851,506
                                                                                                                 ----------------
                                                                                                                       17,284,066
                                                                                                                 ----------------
                  TELECOMMUNICATIONS -- 0.3%
       5,000,000  Deutsche Telekom International Finance BV (a)...................      1.50%        09/19/19           4,926,412
       2,875,000  Deutsche Telekom International Finance BV,
                     3 Mo. LIBOR + 0.45% (a) (b)..................................      2.79%        09/19/19           2,880,650
       1,000,000  Deutsche Telekom International Finance BV,
                     3 Mo. LIBOR + 0.58% (a) (b)..................................      3.03%        01/17/20           1,003,343
         975,000  Vodafone Group PLC, 3 Mo. LIBOR + 0.99% (b).....................      3.43%        01/16/24             972,572
                                                                                                                 ----------------
                                                                                                                        9,782,977
                                                                                                                 ----------------
                  TOTAL FOREIGN CORPORATE BONDS................................................................       374,632,358
                  (Cost $374,383,440)                                                                            ----------------

ASSET-BACKED SECURITIES -- 10.7%

                  Aegis Asset Backed Securities Trust
          26,740     Series 2005-3, Class M1, 1 Mo. LIBOR + 0.47% (b).............      2.75%        08/25/35              26,808
                  Ameriquest Mortgage Securities, Inc.
          76,515     Series 2004-R9, Class M2, 1 Mo. LIBOR + 0.98% (b)............      3.26%        10/25/34              77,099
           2,784     Series 2005-R11, Class A2D, 1 Mo. LIBOR + 0.33% (b)..........      2.61%        01/25/36               2,791
                  Asset-Backed Pass-Through Certificates
          47,157     Series 2005-R2, Class M2, 1 Mo. LIBOR + 0.72% (b)............      3.00%        04/25/35              47,304
                  BMW Vehicle Lease Trust
       2,861,596     Series 2016-2, Class A3......................................      1.43%        09/20/19           2,854,192
       1,950,000     Series 2016-2, Class A4......................................      1.57%        02/20/20           1,939,644
         113,086     Series 2017-1, Class A2......................................      1.64%        07/22/19             112,997
         100,000     Series 2017-2, Class A4......................................      2.19%        03/22/21              98,744
       6,250,000     Series 2018-1, Class A3......................................      3.26%        07/20/21           6,253,673
                  BMW Vehicle Owner Trust
       2,500,000     Series 2018-A, Class A3......................................      2.35%        04/25/22           2,471,436
                  California Republic Auto Receivables Trust
       1,790,089     Series 2015-1, Class A4......................................      1.82%        09/15/20           1,785,908
       3,100,000     Series 2015-1, Class B.......................................      2.51%        02/16/21           3,086,903
       2,993,137     Series 2015-2, Class A4......................................      1.75%        01/15/21           2,978,457
       3,749,463     Series 2015-3, Class A4......................................      2.13%        05/17/21           3,733,777
       5,349,000     Series 2015-3, Class B.......................................      2.70%        09/15/21           5,315,678
       7,285,000     Series 2016-2, Class A4......................................      1.83%        12/15/21           7,211,037
       4,351,000     Series 2018-1, Class A2......................................      2.86%        03/15/21           4,348,164
                  Canadian Pacer Auto Receivables Trust
       5,000,000     Series 2018-2A, Class A2A (a)................................      3.00%        06/21/21           4,996,936
                  Carmax Auto Owner Trust
       4,373,201     Series 2016-3, Class A3......................................      1.39%        05/17/21           4,339,578
           4,142     Series 2017-1, Class A2......................................      1.54%        02/18/20               4,140
       5,410,000     Series 2017-1, Class A3......................................      1.98%        11/15/21           5,363,251
         580,000     Series 2017-3, Class A3......................................      1.97%        04/15/22             570,839
                  Chrysler Capital Auto Receivables Trust
       1,370,160     Series 2014-BA, Class C (a)..................................      2.70%        05/15/20           1,369,921
         850,000     Series 2016-AA, Class C (a)..................................      3.25%        06/15/22             850,043


                        See Notes to Financial Statements                Page 23


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
ASSET-BACKED SECURITIES (CONTINUED)

                  Chrysler Capital Auto Receivables Trust (Continued)
$     12,787,251     Series 2016-BA, Class A3 (a).................................      1.64%        07/15/21    $     12,714,544
                  Countrywide Asset-Backed Certificates
       2,019,536     Series 2005-BC3 M3, 1 Mo. LIBOR + 1.08% (b)..................      3.36%        06/25/35           2,034,610
                  Element Rail Leasing I LLC......................................
       4,115,321     Series 2014-1A, Class A1 (a).................................      2.30%        04/19/44           4,070,376
                  Encore Credit Receivables Trust
         601,774     Series 2005-2, Class M2, 1 Mo. LIBOR + 0.69% (b).............      2.97%        11/25/35             604,998
                  Ford Credit Auto Lease Trust
      13,056,000     Series 2017-A, Class A3......................................      1.88%        04/15/20          13,022,652
         886,449     Series 2017-B, Class A2A.....................................      1.80%        06/15/20             883,672
         129,978     Series 2017-B A2B, 1 Mo. LIBOR + 0.16% (b)...................      2.44%        06/15/20             130,018
         350,000     Series 2018-A, Class A4......................................      3.05%        08/15/21             349,013
       6,000,000     Series 2018-A, Class A2A.....................................      2.71%        12/15/20           5,992,091
       7,500,000     Series 2018-B, Class A2A.....................................      2.93%        04/15/21           7,500,566
       3,020,000     Series 2018-B, Class A3......................................      3.19%        12/15/21           3,021,840
                  Ford Credit Auto Owner Trust
       2,933,597     Series 2015-A, Class A4......................................      1.64%        06/15/20           2,928,992
         183,998     Series 2016-A, Class A3......................................      1.39%        07/15/20             183,425
                  GM Financial Automobile Leasing Trust
       5,889,000     Series 2016-1, Class B.......................................      2.59%        03/20/20           5,887,886
      11,176,000     Series 2016-1, Class C.......................................      3.24%        03/20/20          11,181,183
       1,060,387     Series 2016-2, Class A3......................................      1.62%        09/20/19           1,059,876
       2,115,000     Series 2016-2, Class A4......................................      1.76%        03/20/20           2,110,205
       2,475,000     Series 2016-2, Class C.......................................      2.58%        03/20/20           2,468,669
       3,774,727     Series 2016-3, Class A3......................................      1.61%        12/20/19           3,770,083
       6,488,000     Series 2016-3, Class A4......................................      1.78%        05/20/20           6,457,701
       2,135,000     Series 2016-3, Class B.......................................      1.97%        05/20/20           2,122,805
         908,000     Series 2016-3, Class C.......................................      2.38%        05/20/20             904,426
       1,375,000     Series 2017-1, Class A4......................................      2.26%        08/20/20           1,365,505
         408,076     Series 2017-2, Class A2B, 1 Mo. LIBOR + 0.30% (b)............      2.58%        01/21/20             408,160
         888,000     Series 2017-1, Class B.......................................      2.48%        08/20/20             881,691
       1,315,000     Series 2017-2, Class A4......................................      2.18%        06/21/21           1,300,654
         346,000     Series 2017-2, Class B.......................................      2.43%        06/21/21             342,088
         783,932     Series 2018-1, Class A2A.....................................      2.39%        04/20/20             781,676
      10,000,000     Series 2018-2, Class A2A.....................................      2.83%        07/20/20           9,989,079
       1,876,000     Series 2018-2, Class A3......................................      3.06%        06/21/21           1,872,578
       7,750,000     Series 2018-3, Class A2A.....................................      2.89%        09/21/20           7,743,045
         710,000     Series 2018-3, Class A3......................................      3.18%        06/21/21             709,398
                  GM Financial Consumer Automobile Receivables Trust
       1,639,607     Series 2017-2A, Class A2A (a)................................      1.61%        05/18/20           1,635,076
       9,500,000     Series 2017-1A, Class A3 (a).................................      1.78%        10/18/21           9,397,623
                  Honda Auto Receivables Owner Trust
       3,449,212     Series 2016-2, Class A3......................................      1.39%        04/15/20           3,434,244
      11,000,000     Series 2018-3, Class A2......................................      2.67%        12/21/20          10,980,550
                  Hyundai Auto Lease Securitization Trust
         439,226     Series 2017-B, Class A2B,
                        1 Mo. LIBOR + 0.28% (a) (b)...............................      2.56%        12/16/19             439,406
      14,100,000     Series 2018-B, Class A2 (a)..................................      2.81%        12/15/20          14,073,630
                  Hyundai Auto Receivables Trust
       6,875,000     Series 2015-A, Class C.......................................      1.98%        07/15/20           6,852,282


Page 24                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
ASSET-BACKED SECURITIES (CONTINUED)

                  Master Asset Backed Securities Trust
$        781,849     Series 2005-OPT1, Class M2,
                        1 Mo. LIBOR + 0.63% (b)...................................      2.91%        03/25/35    $        784,840
                  Mercedes-Benz Auto Lease Trust 2016-B
       4,175,000     Series 2016-B, Class A4......................................      1.52%        06/15/22           4,161,606
       1,061,000     Series 2017-A, Class A3......................................      1.79%        04/15/20           1,056,572
       4,130,000     Series 2017-A, Class A4......................................      2.01%        01/17/23           4,109,903
       4,255,273     Series 2018-A, Class A2......................................      2.20%        04/15/20           4,252,924
                  Nissan Auto Lease Trust
       1,990,000     Series 2016-B, Class A4......................................      1.61%        01/18/22           1,984,373
       3,339,000     Series 2017-A, Class A3......................................      1.91%        04/15/20           3,318,041
       8,500,000     Series 2018-A, Class A3......................................      3.25%        09/15/21           8,506,939
                  Nissan Auto Receivables Owner Trust
       1,496,319     Series 2014-B, Class A4......................................      1.66%        03/15/21           1,493,414
       3,623,802     Series 2015-C, Class A3......................................      1.37%        05/15/20           3,610,255
         823,718     Series 2016-A, Class A3......................................      1.34%        10/15/20             819,675
       6,731,552     Series 2016-B, Class A3......................................      1.32%        01/15/21           6,676,267
       2,329,431     Series 2016-C, Class A3......................................      1.18%        01/15/21           2,305,972
         838,723     Series 2017-A, Class A2A.....................................      1.47%        01/15/20             837,666
         250,000     Series 2017-B, Class A3......................................      1.75%        10/15/21             246,385
                  Securitized Term Auto Receivables Trust
      16,709,632     Series 2017-1A, Class A3 (a).................................      1.89%        08/25/20          16,635,731
       1,000,000     Series 2017-1A, Class A4 (a).................................      2.21%        06/25/21             989,411
       4,095,000     Series 2017-2A, Class A4 (a).................................      2.29%        03/25/22           4,025,810
      11,600,000     Series 2018-2A, Class A2A (a)................................      3.06%        02/25/21          11,596,375
                  Sierra Timeshare Receivables Funding LLC........................
         885,077     Series 2014-3A, Class A (a)..................................      2.30%        10/20/31             878,600
       5,174,762     Series 2016-3A, Class A (a)..................................      2.43%        10/20/33           5,065,761
                  Structured Asset Investment Loan Trust
         138,624     Series 2004-10, Class A7, 1 Mo. LIBOR + 1.06% (b)............      3.34%        11/25/34             139,827
                  Toyota Auto Receivables Owner Trust
       5,000,000     Series 2018-C, Class A2A.....................................      2.77%        08/16/21           4,991,362
                  Verizon Owner Trust
       3,500,000     Series 2017-2A, Class A (a)..................................      1.92%        12/20/21           3,455,756
                  Wells Fargo Home Equity Trust
          11,415     Series 2005-2, Class M4, 1 Mo. LIBOR + 0.81% (b).............      3.09%        04/25/35              11,450
          86,663     Series 2005-3, Class M3, 1 Mo. LIBOR + 0.69% (b).............      2.97%        11/25/35              86,955
                  World Omni Automobile Lease Securitization Trust
       5,362,430     Series 2018-A, Class A2......................................      2.59%        11/16/20           5,348,869
       9,000,000     Series 2018-B, Class A2A.....................................      2.96%        06/15/21           8,986,897
                                                                                                                 ----------------
                  TOTAL ASSET-BACKED SECURITIES................................................................       327,823,272
                  (Cost $327,950,062)                                                                            ----------------

U.S. GOVERNMENT NOTES -- 5.0%

      33,200,000  U.S. Treasury Note..............................................      1.13%        01/31/19          33,103,546
      33,000,000  U.S. Treasury Note..............................................      0.75%        02/15/19          32,848,583
      19,600,000  U.S. Treasury Note..............................................      0.88%        04/15/19          19,462,953
      20,000,000  U.S. Treasury Note..............................................      0.88%        05/15/19          19,828,125
      36,500,000  U.S. Treasury Note..............................................      0.88%        06/15/19          36,122,881
       5,000,000  U.S. Treasury Note..............................................      0.75%        07/15/19           4,935,938


                        See Notes to Financial Statements                Page 25


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT NOTES (CONTINUED)

$      9,000,000  U.S. Treasury Note..............................................      1.00%        10/15/19    $      8,856,387
                                                                                                                 ----------------
                  TOTAL U.S. GOVERNMENT NOTES..................................................................       155,158,413
                  (Cost $155,233,168)                                                                            ----------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 2.2%

                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.5%
                  Federal Home Loan  Mortgage Corporation
          28,783     Series 2004-2828, Class JE...................................      4.50%        07/15/19              28,779
          19,916     Series 2004-2861, Class BL...................................      4.00%        09/15/19              19,934
          47,698     Series 2004-2874, Class BC...................................      5.00%        10/15/19              47,801
          63,578     Series 2004-2885, Class PY...................................      4.50%        11/15/19              63,692
          98,097     Series 2004-2895, Class EK...................................      4.00%        11/15/19              98,238
          91,161     Series 2004-2900, Class PC...................................      4.50%        12/15/19              91,141
           4,204     Series 2005-2920, Class HD...................................      4.50%        01/15/20               4,207
         137,063     Series 2005-2931, Class DE...................................      4.00%        02/15/20             137,572
          12,065     Series 2005-2945, Class HB...................................      5.00%        03/15/20              12,080
           6,502     Series 2005-2981, Class BC...................................      4.50%        05/15/20               6,498
           8,913     Series 2005-2995, Class JK...................................      4.50%        06/15/20               8,912
       1,422,382     Series 2006-60, Class DF, 1 Mo. LIBOR + 0.43% (b)............      2.71%        04/25/35           1,427,814
          14,241     Series 2007-3266, Class D....................................      5.00%        01/15/22              14,243
          21,148     Series 2007-3294, Class DB...................................      4.50%        03/15/22              21,248
          61,857     Series 2010-3705, Class CA...................................      3.00%        08/15/20              61,687
       2,691,662     Series 2010-3726, Class ND...................................      3.50%        06/15/39           2,694,396
          53,059     Series 2010-3755, Class AJ...................................      2.00%        11/15/20              52,539
          62,415     Series 2010-3766, Class HE...................................      3.00%        11/15/20              62,182
         419,505     Series 2010-3768, Class DE...................................      2.25%        11/15/28             418,941
         443,964     Series 2010-3770, Class EB...................................      2.00%        01/15/38             440,570
          81,486     Series 2010-3773, Class GK...................................      2.50%        12/15/20              80,931
       9,336,507     Series 2010-K007, Class A2...................................      4.22%        03/25/20           9,442,400
         254,320     Series 2011-3790, Class AP...................................      4.50%        01/15/37             258,326
          73,387     Series 2011-3820, Class NA...................................      4.50%        02/15/38              73,984
             789     Series 2011-3821, Class A....................................      4.00%        01/15/29                 789
           2,671     Series 2011-3825, Class AB...................................      3.00%        08/15/20               2,667
         245,682     Series 2011-3841, Class JK...................................      3.00%        10/15/38             245,716
         105,012     Series 2011-3852, Class CA...................................      3.00%        10/15/39             104,631
       2,774,145     Series 2011-3925, Class VB...................................      4.00%        09/15/31           2,794,634
         106,759     Series 2011-3944, Class LB...................................      2.00%        02/15/25             106,616
             321     Series 2011-3977, Class GA...................................      1.50%        07/15/19                 320
         649,239     Series 2012-4001, Class A....................................      3.50%        11/15/38             651,889
         231,793     Series 2012-4011, Class KM...................................      2.00%        03/15/22             229,286
       1,320,601     Series 2012-K708, Class B (a) (c)............................      3.74%        02/25/45           1,320,078
      10,000,000     Series 2012-K710, Class B (a) (c)............................      3.81%        06/25/47          10,025,296
         883,402     Series 2014-4305, Class KN...................................      2.50%        03/15/38             876,251
          87,586     Series 2014-4419, Class TB...................................      3.00%        02/15/40              87,447
         887,522     Series 2014-K716, Class A1...................................      2.41%        01/25/21             880,391
         132,283     Series 2015-4459, Class NC...................................      5.00%        07/15/25             133,210
                  Federal National Mortgage Association
           6,331     Series 2004-27, Class HB.....................................      4.00%        05/25/19               6,328
          40,091     Series 2004-79, Class FA, 1 Mo. LIBOR + 0.29% (b)............      2.57%        08/25/32              40,118
          45,728     Series 2004-90, Class LH.....................................      5.00%        04/25/34              45,792
          36,105     Series 2004-90, Class XQ.....................................      4.50%        09/25/34              36,050


Page 26                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$             75     Series 2005-110, Class GK....................................      5.50%        08/25/34    $             75
             386     Series 2008-51, Class BC.....................................      4.50%        06/25/23                 386
          34,221     Series 2008-53, Class CA.....................................      5.00%        07/25/23              34,368
          49,566     Series 2008-59, Class KB.....................................      4.50%        07/25/23              49,678
         399,816     Series 2009-14, Class EB.....................................      4.50%        03/25/24             400,866
          64,835     Series 2009-52, Class AJ.....................................      4.00%        07/25/24              65,183
           6,503     Series 2009-78, Class LE.....................................      4.00%        09/25/19               6,504
          28,501     Series 2009-96, Class JA.....................................      3.50%        10/25/24              28,452
           3,705     Series 2010-10, Class NB.....................................      3.00%        01/25/39               3,698
         151,952     Series 2010-35, Class KA.....................................      4.50%        07/25/38             151,720
              48     Series 2010-83, Class AJ.....................................      2.75%        11/25/18                  48
              40     Series 2010-110, Class AE....................................      9.75%        11/25/18                  40
         134,589     Series 2010-116, Class AD....................................      2.00%        08/25/20             133,793
         169,640     Series 2010-145, Class MA....................................      2.00%        12/25/20             168,079
          27,646     Series 2011-3, Class EG......................................      2.00%        05/25/20              27,487
         141,011     Series 2011-13, Class AD.....................................      2.00%        07/25/21             139,928
              19     Series 2011-15, Class AB.....................................      9.75%        08/25/19                  19
          52,307     Series 2011-15, Class HT.....................................      5.50%        03/25/26              53,189
         565,368     Series 2011-36, Class QC.....................................      3.00%        12/25/28             564,686
          79,976     Series 2011-60, Class UC.....................................      2.50%        09/25/39              80,032
          13,624     Series 2011-68, Class AH.....................................      4.50%        12/25/20              13,659
          59,060     Series 2011-71, Class KC.....................................      1.75%        08/25/21              58,196
          31,421     Series 2011-79, Class AD.....................................      3.00%        11/25/37              31,453
          56,408     Series 2011-86, Class DC.....................................      2.00%        09/25/21              55,474
         237,311     Series 2011-111, Class DA....................................      3.00%        12/25/38             236,691
           6,667     Series 2011-117, Class DH....................................      3.00%        06/25/29               6,661
       1,658,775     Series 2012-20, Class AB.....................................      2.50%        07/25/39           1,639,742
       4,163,799     Series 2013-1, Class KC......................................      2.00%        07/25/40           4,089,599
          90,849     Series 2014-76, Class AC.....................................      2.50%        02/25/34              90,698
                  Government National Mortgage Association
         147,973     Series 2009-10, Class MD.....................................      4.50%        12/16/36             149,964
          40,223     Series 2009-52, Class PA.....................................      5.00%        04/16/39              40,534
           9,659     Series 2009-77, Class KC.....................................      4.50%        05/20/38               9,645
       2,451,072     Series 2009-79, Class AE.....................................      3.75%        02/16/39           2,459,738
          98,882     Series 2010-4, Class JC......................................      3.00%        08/16/39              98,879
          30,128     Series 2010-47, Class CL.....................................      4.00%        08/20/38              30,145
          71,741     Series 2010-85, Class NK.....................................      3.25%        01/20/38              71,627
         127,816     Series 2010-87, Class HE.....................................      3.00%        11/20/38             127,652
           1,032     Series 2010-101, Class PG....................................      2.50%        04/20/38               1,031
           1,032     Series 2010-101, Class PL....................................      3.50%        04/20/38               1,030
          37,723     Series 2010-125, Class BA....................................      2.08%        05/16/37              37,613
         136,377     Series 2010-125, Class TE....................................      3.00%        06/20/39             136,009
         101,222     Series 2010-142, Class AJ....................................      3.00%        09/20/39             100,997
          24,471     Series 2010-164, Class LE....................................      3.00%        10/20/38              24,382
         116,330     Series 2010-164, Class LH....................................      3.50%        10/20/38             116,139
          22,475     Series 2011-21, Class AP.....................................      4.50%        05/20/38              22,492
          17,418     Series 2011-21, Class QC.....................................      4.00%        05/20/38              17,411
          81,347     Series 2011-24, Class NE.....................................      3.50%        04/20/39              81,279
         136,755     Series 2011-37, Class PG.....................................      3.00%        05/20/40             135,968


                        See Notes to Financial Statements                Page 27


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Government National Mortgage Association (Continued)
$         94,724     Series 2011-40, Class CA.....................................      3.00%        12/16/25    $         94,721
          50,922     Series 2011-115, Class PD....................................      2.00%        10/20/38              50,463
          24,157     Series 2014-28, Class A......................................      2.00%        01/16/46              23,699
         193,131     Series 2014-180, Class PA....................................      2.50%        04/20/43             191,728
                                                                                                                 ----------------
                                                                                                                       45,309,174
                                                                                                                 ----------------
                  PASS-THROUGH SECURITIES -- 0.7%
                  Federal Home Loan Mortgage Corporation
          36,047     Pool B15139..................................................      4.50%        06/01/19              36,626
           3,901     Pool B18688..................................................      5.00%        02/01/20               3,922
           4,659     Pool E01591..................................................      5.50%        02/01/19               4,661
           9,146     Pool E01654..................................................      5.00%        06/01/19               9,294
          18,464     Pool G11588..................................................      5.50%        06/01/19              18,512
          73,209     Pool G11728..................................................      5.50%        02/01/20              73,744
          77,660     Pool G11777..................................................      5.00%        10/01/20              78,458
          19,582     Pool G11820..................................................      5.50%        12/01/20              19,894
          32,190     Pool G11879..................................................      5.00%        10/01/20              32,748
         103,265     Pool G11902..................................................      5.00%        08/01/20             104,323
          94,451     Pool G11966..................................................      5.50%        11/01/20              95,630
           7,282     Pool G12255..................................................      5.50%        07/01/21               7,440
          73,233     Pool G12673..................................................      5.00%        09/01/21              74,380
          66,714     Pool G13204..................................................      6.00%        11/01/22              68,429
          56,095     Pool G13235..................................................      4.50%        08/01/20              56,995
          11,692     Pool G13395..................................................      4.50%        12/01/19              11,880
          20,106     Pool G13761..................................................      5.50%        12/01/20              20,227
         290,719     Pool G13812..................................................      5.00%        12/01/20             294,450
          95,471     Pool G14030..................................................      4.50%        12/01/20              97,008
         112,430     Pool G14035..................................................      5.50%        12/01/21             114,143
         561,918     Pool G14187..................................................      5.50%        12/01/20             565,910
       3,301,122     Pool G15435..................................................      5.00%        11/01/24           3,366,883
         222,638     Pool G15821..................................................      5.00%        07/01/25             226,328
       1,116,607     Pool G15874..................................................      5.00%        06/01/26           1,139,118
          26,916     Pool G18010..................................................      5.50%        09/01/19              27,065
         147,389     Pool G18056..................................................      5.00%        06/01/20             151,206
         159,531     Pool J02535..................................................      5.00%        09/01/20             160,638
          68,975     Pool P60959..................................................      4.50%        09/01/20              68,964
                  Federal National Mortgage Association
          17,132     Pool 255547..................................................      4.50%        01/01/20              17,385
           4,320     Pool 310097..................................................      5.00%        10/01/20               4,454
           7,419     Pool 725445..................................................      4.50%        05/01/19               7,528
          10,233     Pool 725793..................................................      5.50%        09/01/19              10,283
          15,123     Pool 725934..................................................      5.00%        11/01/19              15,587
           4,193     Pool 735208..................................................      6.00%        10/01/19               4,207
          11,214     Pool 735439..................................................      6.00%        09/01/19              11,254
           3,457     Pool 735512..................................................      6.00%        03/01/20               3,475
          63,999     Pool 735646..................................................      4.50%        07/01/20              64,945
          19,358     Pool 735920..................................................      4.50%        10/01/20              19,644
         379,910     Pool 745119..................................................      5.50%        12/01/19             382,182
          83,995     Pool 745238..................................................      6.00%        12/01/20              84,919


Page 28                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$        352,832     Pool 745735..................................................      5.00%        03/01/21    $        363,697
          79,441     Pool 745749..................................................      5.50%        03/01/21              80,601
         866,810     Pool 745832..................................................      6.00%        04/01/21             882,823
          24,339     Pool 773440..................................................      5.00%        07/01/19              25,086
           2,798     Pool 775019..................................................      4.50%        05/01/19               2,840
          10,464     Pool 814708..................................................      6.00%        04/01/20              10,534
          16,889     Pool 815098..................................................      6.00%        05/01/20              17,001
          13,113     Pool 839226..................................................      4.00%        09/01/20              13,116
          49,209     Pool 844915..................................................      4.50%        11/01/20              50,154
          56,094     Pool 847919..................................................      5.50%        11/01/20              56,707
          61,340     Pool 888932..................................................      4.50%        11/01/22              62,340
           3,522     Pool 889191..................................................      4.50%        04/01/21               3,574
         176,490     Pool 889318..................................................      5.50%        07/01/20             177,275
          13,674     Pool 889531..................................................      4.50%        05/01/22              13,885
           9,509     Pool 889847..................................................      4.50%        04/01/21               9,649
         195,170     Pool 890403..................................................      6.00%        05/01/23             196,997
          47,048     Pool 898044..................................................      4.50%        12/01/20              47,744
         719,821     Pool 901931..................................................      6.00%        10/01/21             732,547
          21,929     Pool 931592..................................................      5.00%        09/01/20              22,153
         291,391     Pool 962078..................................................      4.50%        03/01/23             298,941
          39,632     Pool 995158..................................................      4.50%        12/01/20              40,309
           2,104     Pool 995886..................................................      6.00%        04/01/21               2,120
         536,849     Pool AD0285..................................................      5.00%        09/01/22             553,380
          84,180     Pool AD0402..................................................      5.00%        02/01/23              86,797
       1,021,217     Pool AE0126..................................................      5.00%        06/01/20           1,052,584
         206,398     Pool AE0237..................................................      5.50%        11/01/23             207,613
       1,120,124     Pool AE0314..................................................      5.00%        08/01/21           1,154,617
         305,209     Pool AE0792..................................................      5.00%        12/01/20             314,608
         534,873     Pool AE0812..................................................      5.00%        07/01/25             551,344
       1,439,412     Pool AL5764..................................................      5.00%        09/01/25           1,483,737
       1,063,311     Pool AL5812..................................................      5.50%        05/01/25           1,078,959
       1,162,982     Pool AL6212..................................................      4.50%        01/01/27           1,180,174
         377,825     Pool AL6725..................................................      4.50%        09/01/20             383,410
       1,195,414     Pool AL6798..................................................      5.00%        09/01/25           1,232,225
           2,911     Pool AL8539..................................................      4.50%        01/01/27               2,954
       1,293,458     Pool BM1299..................................................      5.00%        03/01/27           1,340,810
           3,896     Pool MA0047..................................................      4.50%        04/01/19               3,953
          29,929     Pool MA0125..................................................      4.50%        07/01/19              30,371
          53,111     Pool MA0323..................................................      4.50%        02/01/20              53,896
          63,852     Pool MA0358..................................................      4.50%        03/01/20              64,796
          68,357     Pool MA0419..................................................      4.50%        05/01/20              69,367
          53,636     Pool MA0772..................................................      4.00%        06/01/21              54,540
                  Government National Mortgage Association
          16,789     Pool 781783..................................................      5.50%        08/15/19              16,865
          63,191     Pool 781820..................................................      5.00%        11/15/19              64,967
          92,570     Pool 783524..................................................      5.00%        09/15/24              96,481
                                                                                                                 ----------------
                                                                                                                       21,743,280
                                                                                                                 ----------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES......................................        67,052,454
                  (Cost $67,107,262)                                                                             ----------------


                        See Notes to Financial Statements                Page 29


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
MORTGAGE-BACKED SECURITIES -- 0.2%

                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.0%
                  RBSSP Resecuritization Trust
$         82,618     Series 2009-12, Class 20A1 (a) (c)...........................      3.68%        12/25/35    $         83,461
                  Wells Fargo Mortgage Loan Trust
          26,683     Series 2010-RR1, Class 1A1 (a) (c)...........................      4.10%        02/27/37              26,715
                                                                                                                 ----------------
                                                                                                                          110,176
                                                                                                                 ----------------
                  COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.2%
                  DBCG BBG Mortgage Trust
       5,775,000     Series 2017-BBG, Class A,
                        1 Mo. LIBOR + 0.70% (a) (b)...............................      2.98%        06/15/34           5,777,905
                                                                                                                 ----------------
                  TOTAL MORTGAGE-BACKED SECURITIES.............................................................         5,888,081
                  (Cost $5,885,826)                                                                              ----------------

CERTIFICATE OF DEPOSIT -- 0.2%

                  BANKS -- 0.2%
       5,000,000  Intesa Sanpaolo SpA/New York NY,
                     3 Mo. LIBOR + 0.63% (b)......................................      3.08%        07/17/19           5,002,251
                                                                                                                 ----------------
                  TOTAL CERTIFICATES OF DEPOSIT................................................................         5,002,251
                  (Cost $5,000,000)                                                                              ----------------

                  TOTAL INVESTMENTS -- 100.5%..................................................................     3,084,378,750
                  (Cost $3,084,480,105) (d)
                  NET OTHER ASSETS AND LIABILITIES -- (0.5)%...................................................       (13,924,742)
                                                                                                                 ----------------
                  NET ASSETS -- 100.0%.........................................................................  $  3,070,454,008
                                                                                                                 ================


-----------------------------

(a)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2018, securities noted as such amounted to $437,451,976 or 14.2% of net assets.

(b)   Floating or variable rate security.

(c)   Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment's underlying collateral. The interest rate resets periodically.

(d)   Aggregate cost for federal income tax purposes is $3,084,480,314. As of
      October 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $1,508,348 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $1,609,912. The net unrealized depreciation was $101,564.

LIBOR - London Interbank Offered Rate

SOFR  - Secured Overnight Financing Rate

Page 30                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31,
2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                              LEVEL 2           LEVEL 3
                                                           TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                          VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                         10/31/2018          PRICES            INPUTS            INPUTS
                                                       --------------    --------------    --------------    --------------
Corporate Bonds*...................................    $1,165,430,461    $           --    $1,165,430,461    $           --
Commercial Paper*..................................       983,391,460                --       983,391,460                --
Foreign Corporate Bonds*...........................       374,632,358                --       374,632,358                --
Asset-Backed Securities............................       327,823,272                --       327,823,272                --
U.S. Government Notes..............................       155,158,413                --       155,158,413                --
U.S. Government Agency Mortgage-Backed
   Securities......................................        67,052,454                --        67,052,454                --
Mortgage-Backed Securities.........................         5,888,081                --         5,888,081                --
Certificates of Deposit*...........................         5,002,251                --         5,002,251                --
                                                       --------------    --------------    --------------    --------------
Total Investments..................................    $3,084,378,750    $           --    $3,084,378,750    $           --
                                                       ==============    ==============    ==============    ==============


* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 31


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2018


ASSETS:
Investments, at value.....................................................    $3,084,378,750
Cash......................................................................           264,585
Receivables:
   Investment securities sold.............................................        16,001,287
   Capital shares sold....................................................        11,994,026
   Interest...............................................................         8,010,649
   Reclaims...............................................................            19,354
                                                                              --------------
   Total Assets...........................................................     3,120,668,651
                                                                              --------------
LIABILITIES:
Payables:
   Investment securities purchased .......................................        49,378,443
   Investment advisory fees...............................................           836,200
                                                                              --------------
   Total Liabilities......................................................        50,214,643
                                                                              --------------
NET ASSETS................................................................    $3,070,454,008
                                                                              ==============
NET ASSETS CONSIST OF:
Paid-in capital...........................................................    $3,072,830,994
Par value.................................................................           511,997
Accumulated distributable earnings (loss).................................        (2,888,983)
                                                                              --------------
NET ASSETS................................................................    $3,070,454,008
                                                                              ==============
NET ASSET VALUE, per share................................................    $        59.97
                                                                              ==============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share).............................................        51,199,724
                                                                              ==============
Investments, at cost......................................................    $3,084,480,105
                                                                              ==============


Page 32                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2018


INVESTMENT INCOME:
Interest..................................................................    $   45,432,439
                                                                              --------------
   Total investment income................................................        45,432,439
                                                                              --------------
EXPENSES:
Investment advisory fees..................................................         8,653,010
Excise tax................................................................            22,759
                                                                              --------------
   Total expenses.........................................................         8,675,769
   Less fees waived by the investment advisor.............................        (2,377,599)
                                                                              --------------
   Net expenses...........................................................         6,298,170
                                                                              --------------
NET INVESTMENT INCOME (LOSS)..............................................        39,134,269
                                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments................................            76,244
   Net change in unrealized appreciation (depreciation) on investments....        (1,285,379)
                                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...................................        (1,209,135)
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................................    $   37,925,134
                                                                              ==============


                        See Notes to Financial Statements                Page 33


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                   YEAR              YEAR
                                                                                  ENDED             ENDED
                                                                                10/31/2018        10/31/2017
                                                                              --------------    --------------
OPERATIONS:
Net investment income (loss)..............................................    $   39,134,269    $   10,791,745
Net realized gain (loss)..................................................            76,244           271,159
Net change in unrealized appreciation (depreciation)......................        (1,285,379)        1,151,667
                                                                              --------------    --------------
Net increase (decrease) in net assets resulting from operations...........        37,925,134        12,214,571
                                                                              --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.....................................................       (39,922,395)
Net investment income.....................................................                         (10,999,531)
Return of capital.........................................................          (159,526)               --
                                                                              --------------    --------------
Total distributions to shareholders.......................................       (40,081,921)      (10,999,531)
                                                                              --------------    --------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.................................................     2,058,338,158       815,629,647
Cost of shares redeemed...................................................      (144,051,601)     (116,933,051)
                                                                              --------------    --------------
Net increase (decrease) in net assets resulting from shareholder
   transactions...........................................................     1,914,286,557       698,696,596
                                                                              --------------    --------------
Total increase (decrease) in net assets...................................     1,912,129,770       699,911,636

NET ASSETS:
Beginning of period.......................................................     1,158,324,238       458,412,602
                                                                              --------------    --------------
End of period.............................................................    $3,070,454,008    $1,158,324,238
                                                                              ==============    ==============
Accumulated net investment income (loss) at end of period.................                      $      788,126
                                                                                                ==============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...................................        19,299,724         7,649,724
Shares sold...............................................................        34,300,000        13,600,000
Shares redeemed...........................................................        (2,400,000)       (1,950,000)
                                                                              --------------    --------------
Shares outstanding, end of period.........................................        51,199,724        19,299,724
                                                                              ==============    ==============


Page 34                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                  YEAR ENDED OCTOBER 31,                               PERIOD
                                             -----------------------------------------------------------------         ENDED
                                                  2018             2017             2016             2015        10/31/2014 (a) (b)
                                             --------------   --------------   --------------   --------------   ------------------
Net asset value, beginning of period.......    $    60.02       $    59.93       $    59.94       $    60.04         $    60.00
                                               ----------       ----------       ----------       ----------         ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............          1.15             0.76             0.47             0.43               0.06
Net realized and unrealized gain (loss)....         (0.01)            0.12             0.09            (0.26)              0.04
                                               ----------       ----------       ----------       ----------         ----------
Total from investment operations...........          1.14             0.88             0.56             0.17               0.10
                                               ----------       ----------       ----------       ----------         ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................         (1.19)           (0.79)           (0.57)           (0.27)             (0.06)
Return of capital..........................         (0.00) (c)          --               --               --                 --
                                               ----------       ----------       ----------       ----------         ----------
Total distributions........................         (1.19)           (0.79)           (0.57)           (0.27)             (0.06)
                                               ----------       ----------       ----------       ----------         ----------
Net asset value, end of period.............    $    59.97       $    60.02       $    59.93       $    59.94         $    60.04
                                               ==========       ==========       ==========       ==========         ==========
TOTAL RETURN (d)...........................          1.92%            1.48%            0.94%            0.29%              0.16%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......    $3,070,454       $1,158,324       $  458,413       $  149,829         $  567,353
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets..................................          0.45%            0.45%            0.45%            0.45%              0.45% (e)
Ratio of net expenses to average net
   assets..................................          0.33%            0.25%            0.25%            0.23%              0.26% (e)
Ratio of net investment income (loss) to
   average net assets......................          2.04%            1.33%            1.06%            0.51%              0.64% (e)
Portfolio turnover rate (f)................            45%              56%             115%             406%                 0%


(a)   Inception date is August 5, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   All per share amounts and net asset values have been adjusted to reflect the impact of the 1-for-2 reverse share split on November 10, 2014. The net asset value reported on October 31, 2014 prior to the reverse share split restatement was $30.02.

(c)   Amount represents less than $0.01 per share.

(d)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(e)   Annualized.

(f)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 35


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2018

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15,
2010, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eight funds that are offering shares. This report covers the First Trust Enhanced Short Maturity ETF (the "Fund"), a
non-diversified series of the Trust, which trades under the ticker "FTSM" on The
Nasdaq Stock Market LLC ("Nasdaq"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation
Unit." Creation Units are generally issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The Fund is an actively managed exchange-traded fund ("ETF"). The Fund's investment objective is to seek current income, consistent with preservation of capital and daily liquidity. Under normal market conditions, the Fund will invest at least 80% of its net assets in a portfolio of U.S. dollar-denominated fixed- and variable-rate instruments (collectively, "Fixed Income Securities")
issued by U.S. and non-U.S. public and private sector entities. Fixed Income
Securities will include the following types of fixed- and variable-rate debt securities: corporate and government bonds and notes; agency securities;
instruments of non-U.S. issuers in developed markets; privately issued securities; asset-backed securities; mortgage-related securities; municipal bonds and money market securities. The Fund may also invest in investment companies, such as ETFs, that invest primarily in Fixed Income Securities. The
Fund will limit its investments in asset-backed securities and non-agency mortgage-related securities (in the aggregate) to 20% of its net assets. The
Fund may also invest up to 20% of its net assets in floating rate loans. The floating rate loans will represent amounts borrowed by companies or other entities from banks and other lenders and a significant portion of such floating rate loans may be rated below investment grade or unrated. Floating rate loans held by the Fund may be senior or subordinate obligations of the borrower and may or may not be secured by collateral. Under normal market conditions, the
Fund's average duration is expected to be below one year and the average maturity of the Fund's portfolio is expected to be below three years. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB")
Accounting Standards Codification ("ASC") Topic 946, "Financial
Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America
("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"),
in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Corporate bonds, corporate notes, municipal securities, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

           1) benchmark yields;
           2) reported trades;


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2018

           3) broker/dealer quotes;
           4) issuer spreads;
           5) benchmark securities;
           6) bids and offers; and
           7) reference data including market research publications.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Commercial paper, fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts
      (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

           1) the credit conditions in the relevant market and changes thereto;
           2) the liquidity conditions in the relevant market and changes thereto;
           3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
           4) issuer-specific conditions (such as significant credit
              deterioration); and
           5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing
              Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

           1) the fundamental business data relating to the borrower/issuer;
           2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
           3) the type, size and cost of a security;
           4) the financial statements of the borrower/issuer;
           5) the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;
           6) the information as to any transactions in or offers for the security;
           7) the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
           8) the coupon payments;
           9) the quality, value and salability of collateral, if any, securing the security;
          10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management (for corporate debt only);
          11) the prospects for the borrower's/issuer's industry, and multiples
              (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only);
          12) the borrower's/issuer's competitive position within the industry;
          13) the borrower's/issuer's ability to access additional liquidity through public and/or private markets; and
          14) other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

                                                                         Page 37


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2018

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2018, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October
31, 2018 and 2017 was as follows:

Distributions paid from:                              2018             2017
Ordinary income................................  $   39,922,395   $   10,999,531
Capital gains..................................              --               --
Return of capital..............................         159,526               --

As of October 31, 2018, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income .................  $           --
Accumulated capital and other gain (loss)......      (2,787,419)
Net unrealized appreciation (depreciation).....        (101,564)

D. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2018

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2015,
2016, 2017, and 2018 remain open to federal and state audit. As of October 31,
2018, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. As of October 31, 2018, for federal income tax purposes, the Fund had $2,787,419 of non-expiring capital loss carryforwards that may be carried forward indefinitely. During the taxable year ended October 31, 2018, the Fund utilized post-enactment capital loss carryforwards in the amount of $68,455.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2018, the Fund had no qualified late year ordinary or capital losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. For the fiscal year ended October 31, 2018, there were no adjustments made to the accumulated distributable earnings (loss)
accounts due to differences between book and tax treatments.

E. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

F. NEW ACCOUNTING PRONOUNCEMENTS

On March 30, 2017, the FASB issued Accounting Standards Update ("ASU") 2017-08
"Premium Amortization on Purchased Callable Debt Securities", which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security's maturity date. The ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier application is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.

On August 28, 2018, the FASB issued ASU 2018-13, "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU
2018-13 include new, eliminated, and modified disclosure requirements of ASC
820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

                                                                         Page 39


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2018

Pursuant to the Investment Management Agreement between the Trust and Advisor,
First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses with the exception of those attributable to affiliated funds, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.45% of its average daily net assets.
Pursuant to a contractual agreement, First Trust has agreed to waive management fees of 0.10% of average daily net assets until March 1, 2019 and, pursuant to a separate contractual agreement, First Trust waived an additional 0.10% of average daily net assets until March 1, 2018. The waiver agreement may be terminated by action of the Trust's Board of Trustees at any time upon 60 days'
written notice by the Trust on behalf of the Fund or by the Fund's investment advisor only after March 1, 2019. Pursuant to a contractual agreement between the Trust, on behalf of the Fund, and First Trust, the management fees paid to
First Trust will be reduced by the portion of the management fees earned by
First Trust from the Fund for assets invested in other investment companies advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust's Board of Trustees or (ii) upon termination of the Fund's management agreement with First Trust;
however, it is expected to remain in place at least until March 1, 2019. First
Trust does not have the right to recover the fees waived that are attributable to the assets invested in other investment companies advised by First Trust.
Please see Note 8 for additional information regarding the fee waiver.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee
Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the fiscal year ended October
31, 2018, were $83,134,124 and $1,327,892,172, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the fiscal year ended October
31, 2018, were $31,265,604 and $376,817,761, respectively.

For the fiscal year ended October 31, 2018, the Fund had no in-kind transactions.

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker dealers or large institutional investors that have entered into a participation agreement (an
"Authorized Participant"). Due to the nature of the Fund's investments, the
Fund's Creation Units are generally issued and redeemed for cash, although
Creation Units may be issued in-kind for securities in which the Fund invests in limited circumstances. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation
Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and/or the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When Creation Units are issued for cash, the
Authorized Participant may also be assessed an amount to cover the cost of purchasing portfolio securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such securities. Authorized
Participants redeeming Creation Units must pay to BNYM, as transfer agent,


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2018

a standard redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The
Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and/or the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. When shares are redeemed for cash, the Authorized Participant may also be assessed an amount to cover other costs, including operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to portfolio securities sold in connection with the redemption.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2020.

                               7. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

At a meeting on December 9, 2018, on the recommendation of First Trust, the
Board of Trustees of the Trust agreed to continue the contractual fee waiver agreement at a lower waiver amount. After March 1, 2019, First Trust will waive management fees of 0.05% of the Fund's average daily net assets.

                                                                         Page 41


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND IV:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Enhanced Short Maturity ETF (the
"Fund"), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended October 31,
2018, 2017, 2016, 2015 and for the period from August 5, 2014 (commencement of operations) through October 31, 2014, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended October 31, 2018, 2017, 2016, 2015 and for the period from
August 5, 2014 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of
America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 21, 2018

We have served as the auditor of one or more First Trust investment companies since 2001.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2018 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling (800) 988-5891;
(2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the
SEC for the first and third quarters of each fiscal year on Form N-Q. The
Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the SEC's website at www.sec.gov.

Beginning in April 2019, the Trust will cease to disclose the Fund's holdings on
Form N-Q and will file Form N-PORT with the SEC on a monthly basis. Part F of
Form N-PORT, which contains the complete schedule of the Fund's portfolio holdings, will be made available in the same manner as Form N-Q discussed above.

                            FEDERAL TAX INFORMATION

Distributions paid to foreign shareholders during the Fund's fiscal year ended
October 31, 2018 that were properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2018, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO SOME OR ALL OF THE FUNDS ARE IDENTIFIED BELOW, BUT NOT ALL OF THE
MATERIAL RISKS RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT. THE MATERIAL
RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT IN ITS PROSPECTUS, STATEMENT OF
ADDITIONAL INFORMATION AND OTHER REGULATORY FILINGS. BEFORE INVESTING, YOU
SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES,
AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR
CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS,
WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a Fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if the Fund were more broadly diversified. A Fund that tracks an index will be concentrated to the extent the Fund's corresponding index is concentrated. A concentration makes a Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not concentrated.

CREDIT RISK . Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The Funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a Fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a Fund uses derivative instruments such as futures contracts, options contracts and swaps, the Fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the
Fund.

                                                                         Page 43


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2018 (UNAUDITED)

EQUITY SECURITIES RISK. To the extent a Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a Fund invests in fixed income securities, the Fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a Fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a Fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

FUND OF FUNDS RISK. To the extent a Fund invests in the securities of other investment vehicles, the Fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the Fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the Fund invests.

INDEX CONSTITUENT RISK. Certain Funds may be a constituent of one or more indices. As a result, such a Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a Fund's net asset value could be negatively impacted and the Fund's market price may be significantly below its net asset value during certain periods.

INDEX PROVIDER RISK. To the extent a Fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the Fund and its shareholders.

MANAGEMENT RISK. To the extent that a Fund is actively managed, it is subject to management risk. In managing an actively-managed Fund's investment portfolio, the Fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objective.

MARKET RISK. Securities held by a Fund, as well as shares of a Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.

NON-U.S. SECURITIES RISK. To the extent a Fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2018 (UNAUDITED)

and regulation of exchanges in foreign countries. Investments in non-U.S.
securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

            NOT FDIC INSURED   NOT BANK GUARANTEED   MAY LOSE VALUE

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (the "Board") of First Trust Exchange-Traded Fund IV (the
"Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First
Trust Advisors L.P. (the "Advisor") on behalf of the First Trust Enhanced Short
Maturity ETF (the "Fund"). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2019 at a meeting held on June 11, 2018.
The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor responding to requests for information from counsel to the Independent
Trustees that, among other things, outlined the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds
("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source
(the "Peer Group"), and as compared to fees charged to other clients of the
Advisor, including other ETFs managed by the Advisor; expenses of the Fund as compared to expense ratios of the funds in the Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust
Portfolios L.P. ("FTP"); and information on the Advisor's compliance program.
The Board reviewed initial materials with the Advisor at the meeting held on
April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the
April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The
Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the
Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and considered the background and experience of the persons responsible for the day-to-day management of the Fund's investments. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 23, 2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and

                                                                         Page 45


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2018 (UNAUDITED)

personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the
Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with the Fund's investment objectives, policies and restrictions.

The Board considered the unitary fee rate payable by the Fund under the
Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board noted that the Advisor had previously agreed to waive a portion of its unitary fee in an amount equal to 0.10% of the
Fund's average daily net assets until at least March 1, 2019 and to also reduce the unitary fee to the extent of acquired fund fees and expenses of shares of investment companies advised by the Advisor that are held by the Fund. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Peer Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund's Peer Group included peer funds that pay a unitary fee and because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.
Based on the information provided, the Board noted that the unitary fee for the
Fund, after taking into account the contractual fee waiver, was above the median total (net) expense ratio of the peer funds in the Peer Group. With respect to the Peer Group, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Group and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including different business models that may affect the pricing of services among ETF sponsors. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2017 to the performance of the peer funds in the Peer Group and to that of a benchmark index. Based on the information provided, the Board noted that the
Fund underperformed the Peer Group average for the one- and three-year periods ended December 31, 2017 but outperformed the benchmark index for the one- and three-year periods ended December 31, 2017. The Board noted information provided by the Advisor on reasons for the Fund's relative underperformance versus the
Peer Group.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the
Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in additional infrastructure and personnel. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2017 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Fund's portfolio. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2018 (UNAUDITED)

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorized and regulated by the
U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Enhanced Short Maturity ETF (the
"Fund"), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment
Fund Managers Directive (the "Directive"). First Trust is required under the
Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2017, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $3,124,092. This figure is comprised of $597,879 paid (or to be paid) in fixed compensation and
$2,526,213 paid (or to be paid) in variable compensation. There were a total of
18 beneficiaries of the remuneration described above. Those amounts include
$349,464 paid (or to be paid) to senior management of First Trust Advisors L.P.
and $2,774,628 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors
L.P. or the Funds (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration
Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i.    to provide a clear link between remuneration and performance of
            First Trust and to avoid rewarding for failure;

      ii.   to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii.  to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First
            Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest.
First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust.
Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

                                                                         Page 47


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2018 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                TERM OF OFFICE                                                  THE FIRST TRUST     DIRECTORSHIPS
           NAME,                AND YEAR FIRST                                                   FUND COMPLEX      HELD BY TRUSTEE
     YEAR OF BIRTH AND            ELECTED OR                 PRINCIPAL OCCUPATIONS                OVERSEEN BY        DURING PAST
  POSITION WITH THE TRUST          APPOINTED                  DURING PAST 5 YEARS                   TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term   Physician, Officer, Wheaton Orthopedics;           159         None
(1951)                                             Limited Partner, Gundersen Real Estate
                               o Since Inception   Limited Partnership (June 1992 to
                                                   December 2016); Member, Sportsmed LLC
                                                   (April 2007 to November 2015)

Thomas R. Kadlec, Trustee      o Indefinite Term   President, ADM Investors Services, Inc.            159         Director of ADM
(1957)                                             (Futures Commission Merchant)                                  Investor Services,
                               o Since Inception                                                                  Inc., ADM
                                                                                                                  Investor Services
                                                                                                                  International,
                                                                                                                  Futures Industry
                                                                                                                  Association, and
                                                                                                                  National Futures
                                                                                                                  Association

Robert F. Keith, Trustee       o Indefinite Term   President, Hibs Enterprises (Financial and         159         Director of Trust
(1956)                                             Management Consulting)                                         Company of
                               o Since Inception                                                                  Illinois

Niel B. Nielson, Trustee       o Indefinite Term   Senior Advisor (August 2018 to Present),           159         Director of
(1954)                                             Managing Director and Chief Operating                          Covenant
                               o Since Inception   Officer (January 2015 to August 2018),                         Transport Inc.
                                                   Pelita Harapan Educational Foundation                          (May 2003 to
                                                   (Educational Product and Services);                            May 2014)
                                                   President and Chief Executive Officer
                                                   (June 2012 to September 2014),
                                                   Servant Interactive LLC (Educational
                                                   Products and Services); President and
                                                   Chief Executive Officer (June 2012 to
                                                   September 2014), Dew Learning LLC
                                                   (Educational Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term   Chief Executive Officer, First Trust               159         None
Chairman of the Board                              Advisors L.P. and First Trust
(1955)                         o Since Inception   Portfolios L.P.; Chairman of the
                                                   Board of Directors, BondWave LLC
                                                   (Software Development Company)
                                                   and Stonebridge Advisors LLC
                                                   (Investment Advisor)


-----------------------------

(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2018 (UNAUDITED)


     NAME AND            POSITION AND OFFICES       TERM OF OFFICE AND                      PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST            LENGTH OF SERVICE                        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term      Managing Director and Chief Financial Officer
(1966)                Executive Officer                                   (January 2016 to Present), Controller (January 2011
                                                   o Since January 2016   to January 2016), Senior Vice President (April 2007
                                                                          to January 2016), First Trust Advisors L.P. and First
                                                                          Trust Portfolios L.P.; Chief Financial Officer
                                                                          (January 2016 to Present), BondWave LLC
                                                                          (Software Development Company) and Stonebridge
                                                                          Advisors LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief                                   President (April 2012 to July 2016), First Trust
                      Accounting Officer           o Since January 2016   Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine      Secretary and Chief          o Indefinite Term      General Counsel, First Trust Advisors L.P. and First
(1960)                Legal Officer                                       Trust Portfolios L.P.; Secretary and General
                                                   o Since Inception      Counsel, BondWave LLC; Secretary, Stonebridge
                                                                          Advisors LLC

Daniel J. Lindquist   Vice President               o Indefinite Term      Managing Director, First Trust Advisors L.P. and
(1970)                                                                    First Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher       Chief Compliance Officer     o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                             and First Trust Portfolios L.P.
                                                   o Since Inception

Roger F. Testin       Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
(1966)                                                                    and First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland           Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
(1970)                                                                    and First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------

(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                         Page 49


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2018 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews,
            applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies".
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

May 2017


                      This page intentionally left blank.


                      This page intentionally left blank.


FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

First Trust Strategic Income
ETF (FDIV)

Annual Report
For the Year Ended
October 31, 2018


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                 ANNUAL REPORT
                                OCTOBER 31, 2018

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and/or First Trust Global Portfolios Ltd. ("FTGP");
Energy Income Partners, LLC ("EIP"); Stonebridge Advisors LLC ("Stonebridge");
and/or Richard Bernstein Advisors LLC ("RBA") (each, a "Sub-Advisor" and together, the "Sub-Advisors") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact.
For example, forward-looking statements include the use of words such as
"anticipate," "estimate," "intend," "expect," "believe," "plan," "may,"
"should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Strategic Income ETF; hereinafter referred to as the
"Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisors and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor and/or Sub-Advisors are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2018

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the First Trust
Strategic Income Fund (the "Fund"), which contains detailed information about the Fund for the twelve months ended October 31, 2018, including a market overview and a performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.

As I mentioned in my April 2018 letter, 2017 was a very strong year for U.S. and global markets. Investors were rewarded with rising markets and very little volatility. As 2018 began, investors were hoping for another strong year in the markets. For the entire first quarter, however, increased market volatility was the norm for U.S. and global markets. The markets continued their volatility throughout the second quarter. During April and May, the Dow Jones Industrial
Average ("DJIA") closed out each month slightly down, but ended both June and
July slightly up. August was a strong month for stocks, and the DJIA finished
August just under its previous high in January of 2018. At the close of the third quarter in September, the markets had moved higher into positive territory. In fact, all three major U.S. indices (the Nasdaq Composite Index, the DJIA and the S&P 500(R) Index) hit record levels during the third quarter.
In October, markets were again very volatile, surprising analysts and investors alike. Both global and U.S. markets fell on fears of slowing growth, trade wars and higher interest rates. The DJIA was down 5% for October and the MSCI EAFE
Index, an index of stocks in 21 developed markets (excluding the U.S. and
Canada), was down 9% for the same period.

Based on continued strong job growth and the economic outlook in the U.S., the
Federal Reserve (the "Fed") raised interest rates in March, June and September.
At their September meeting, the Fed also indicated the possibility of one more rate hike in 2018 as well as three more rate hikes in 2019.

Trade tensions have had an impact on markets around the world and could continue to do so in the future. However, our economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk about more equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.

We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.

Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

The primary investment objective of First Trust Strategic Income ETF (the
"Fund") is to seek risk-adjusted income. The Fund's secondary investment objective is capital appreciation. The Fund is a multi-manager, multi-strategy actively managed exchange-traded fund. First Trust Advisors L.P. ("First Trust"
or the "Advisor") serves as the Fund's investment advisor. The Advisor's
Investment Committee determines the Fund's strategic allocation among various general investment categories and allocates the Fund's assets to portfolio management teams comprised of personnel of the Advisor and/or a sub-advisor
(each, a "Management Team"), which employ their respective investment strategies. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol "FDIV."

The Fund's investment categories are: (i) high yield corporate bonds, commonly referred to as "junk" bonds, and first lien senior secured floating rate bank loans; (ii) mortgage-related investments; (iii) preferred securities; (iv)
international sovereign bonds, including emerging markets debt; (v) equity securities of Energy Infrastructure Companies(1), certain of which are master limited partnerships ("MLPs"); and (vi) dividend paying U.S. exchange-traded equity securities and depositary receipts. The Management Teams may utilize a related option overlay strategy and/or derivative instruments in implementing their respective investment strategies for the Fund. Additionally, the
Management Teams may seek to gain exposure to the Fund's investment categories through investments in exchange-traded funds. The Advisor expects that the Fund may at times invest significantly in other exchange-traded funds, including but not limited to, other exchange-traded funds that are advised by the Advisor, accordingly, the Fund may operate principally as a "fund of funds" but will not necessarily operate as such at all times. The Fund seeks to achieve its objectives by having each Management Team focus on those instruments within its respective investment category. The Fund may add or remove investment categories or Management Teams at the discretion of the Advisor.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             AVERAGE ANNUAL          CUMULATIVE
                                                                                              TOTAL RETURNS         TOTAL RETURNS
                                                                            1 Year Ended   Inception (8/13/14)   Inception (8/13/14)
                                                                              10/31/18         to 10/31/18           to 10/31/18
FUND PERFORMANCE
NAV                                                                            -1.21%             2.95%                13.02%
Market Price                                                                   -1.23%             2.96%                13.08%

INDEX PERFORMANCE
Blended Index(2)                                                                0.32%             2.49%                10.93%
Bloomberg Barclays U.S. Aggregate Bond Index                                   -2.05%             1.40%                 6.04%
Russell 3000(R) Index                                                           6.60%             9.97%                49.30%
------------------------------------------------------------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

-----------------------------

(1)   Energy Infrastructure Companies are publicly-traded MLPs or limited liability companies that are taxed as partnerships; entities that control
      MLPs, entities that own general partner interests in an MLP, or MLP affiliates (such as I-shares or I-units); U.S. and Canadian energy yield corporations ("yieldcos"); pipeline companies; utilities; and other companies that are involved in operating or providing services in support of infrastructure assets such as pipeline, power transmission, terminalling and petroleum and natural gas storage in the petroleum, natural gas and power generation industries.

(2)   The Blended Index is equally weighted to include these six indices: the
      Alerian MLP Index, Dow Jones U.S. Select Dividend Index, ICE BofAML Fixed
      Rate Preferred Securities Index, ICE BofAML U.S. High Yield Index,
      Bloomberg Barclays EM USD Aggregate Index and Bloomberg Barclays U.S. MBS
      Index. An index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the index performance shown.
      Indices are unmanaged and an investor cannot invest directly in an index.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

-----------------------------------------------------------
                                             % OF TOTAL
ASSET CLASSIFICATION                         INVESTMENTS
-----------------------------------------------------------
Exchange-Traded Funds                           48.98%
Common Stocks                                   31.55
Master Limited Partnerships                     12.32
U.S. Government Agency Mortgage-Backed
   Securities                                    5.89
Real Estate Investment Trusts                    1.16
Mortgage-Backed Securities                       0.05
Asset-Backed Securities                          0.05
                                               -------
     Total                                     100.00%
                                               =======

-----------------------------------------------------------
                                             % OF TOTAL
TOP TEN HOLDINGS                             INVESTMENTS
-----------------------------------------------------------
First Trust Senior Loan ETF                     19.69%
First Trust Preferred Securities and
   Income ETF                                   10.74
iShares MBS ETF                                  7.45
First Trust Emerging Markets Local
   Currency Bond ETF                             4.07
First Trust Institutional Preferred Securities
   and Income ETF                                3.59
iShares J.P. Morgan USD Emerging
   Markets Bond ETF                              2.63
Enterprise Products Partners, L.P.               2.22
Magellan Midstream Partners, L.P.                1.45
Cracker Barrel Old Country Store, Inc.           1.18
McDonald's Corp.                                 1.16
                                               -------
     Total                                      54.18%
                                               =======


                                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     AUGUST 13, 2014 - OCTOBER 31, 2018

            First Trust Strategic      Blended       Bloomberg Barclays U.S.      Russell 3000(R)
                 Income ETF            Index(1)       Aggregate Bond Index             Index
8/13/14            $10,000             $10,002               $10,003                  $10,000
10/31/14            10,177              10,129                10,080                   10,371
4/30/15             10,330              10,191                10,288                   10,863
10/31/15             9,989               9,735                10,280                   10,837
4/30/16             10,436              10,006                10,571                   10,844
10/31/16            10,856              10,446                10,731                   11,297
4/30/17             11,275              10,981                10,659                   12,859
10/31/17            11,442              11,058                10,827                   14,006
4/30/18             11,340              11,029                10,625                   14,537
10/31/18            11,303              11,093                10,605                   14,929


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 14, 2014 (commencement of trading) through October 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                          NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                    AT/ABOVE NAV                                   BELOW NAV
                      ----------------------------------------      ----------------------------------------
                      0.00%-     0.50%-     1.00%-                  0.00%-     0.50%-     1.00%-
FOR THE PERIOD        0.49%      0.99%      1.99%      >=2.00%      0.49%      0.99%      1.99%      >=2.00%
8/14/14 - 10/31/14      16          0          0          0           35          5          0          0
11/1/14 - 10/31/15      36          6          6          2          152         33          9          7
11/1/15 - 10/31/16      69         16          7          3          125         27          3          2
11/1/16 - 10/31/17     142         14          0          0           95          1          0          0
11/1/17 - 10/31/18      91          0          1          2          156          1          1          0


-----------------------------

(1)   The Blended Index is equally weighted to include these six indices: the
      Alerian MLP Index, Dow Jones U.S. Select Dividend Index, ICE BofAML Fixed
      Rate Preferred Securities Index, ICE BofAML U.S. High Yield Index,
      Bloomberg Barclays EM USD Aggregate Index and Bloomberg Barclays U.S. MBS
      Index. An index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the index performance shown.
      Indices are unmanaged and an investor cannot invest directly in an index.

                                                                          Page 3


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                 ANNUAL REPORT
                          OCTOBER 31, 2018 (UNAUDITED)

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the First Trust Strategic Income ETF ("FDIV" or the "Fund"). The
following serve as investment sub-advisors (each, a "Sub-Advisor") to the Fund:
First Trust Global Portfolios Ltd. ("FTGP"); Energy Income Partners, LLC
("EIP"); Stonebridge Advisors LLC ("Stonebridge"); and Richard Bernstein
Advisors LLC ("RBA"). The Advisor's Investment Committee determines the Fund's strategic allocation among various general investment categories and allocates the Fund's assets to portfolio management teams comprised of personnel of the
Advisor and/or a Sub-Advisor, which employs their respective investment strategies.

                           PORTFOLIO MANAGEMENT TEAM

ADVISOR'S INVESTMENT COMMITTEE

The Advisor's Investment Committee, which determines the Fund's strategic allocation among various general investment categories and allocates the Fund's assets, consists of:

o     DANIEL J. LINDQUIST, CHAIRMAN OF THE INVESTMENT COMMITTEE AND MANAGING
      DIRECTOR OF FIRST TRUST;

o     DAVID G. MCGAREL, CHIEF INVESTMENT OFFICER, CHIEF OPERATING OFFICER AND
      MANAGING DIRECTOR OF FIRST TRUST;

o     JON C. ERICKSON, SENIOR VICE PRESIDENT OF FIRST TRUST;

o     ROGER F. TESTIN, SENIOR VICE PRESIDENT OF FIRST TRUST;

o     TODD LARSON, CFA, VICE PRESIDENT AND PORTFOLIO MANAGER OF FIRST TRUST;

o     JOHN GAMBLA; CAF, FRM, PRM, SENIOR PORTFOLIO MANAGER OF FIRST TRUST;

o     ROB A. GUTTSCHOW, CFA, SENIOR PORTFOLIO MANAGER OF FIRST TRUST; AND

o     CHRIS A. PETERSON, CFA, SENIOR VICE PRESIDENT OF FIRST TRUST.

ADVISOR PORTFOLIO MANAGERS

o     WILLIAM HOUSEY, CFA, SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER OF
      FIRST TRUST, LEVERAGED FINANCE TEAM;

o     SCOTT D. FRIES, CFA, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER OF FIRST
      TRUST, LEVERAGED FINANCE TEAM;

o     JEREMIAH CHARLES, VICE PRESIDENT AND PORTFOLIO MANAGER OF FIRST TRUST,
      FTA-MORTGAGE BACKED SECURITIES TEAM; AND

o     JAMES SNYDER, VICE PRESIDENT AND PORTFOLIO MANAGER OF FIRST TRUST,
      FTA-MORTGAGE BACKED SECURITIES TEAM.

SUB-ADVISOR PORTFOLIO MANAGERS

o     JAMES J. MURCHIE, FOUNDER, CHIEF EXECUTIVE OFFICER, CO-PORTFOLIO MANAGER
      AND PRINCIPAL OF EIP.

o     EVA PAO, PORTFOLIO MANAGER AND PRINCIPAL OF EIP.

o     JOHN K. TYSSELAND, PORTFOLIO MANAGER AND PRINCIPAL OF EIP.

o     DEREK FULTON, CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER OF
      FTGP.

o     LEONARDO DACOSTA, PORTFOLIO MANAGER OF FTGP.

o     RICHARD BERNSTEIN, CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER OF
      RBA.

o     HENRY TIMMONS, CFA, SENIOR QUANTITATIVE ANALYST OF RBA.

o     MATTHEW GRISWOLD, CFA, DIRECTOR OF INVESTMENTS OF RBA.

o     SCOTT T. FLEMING, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF STONEBRIDGE.

o     ROBERT WOLF, SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER OF
      STONEBRIDGE.

                                   COMMENTARY

FIRST TRUST STRATEGIC INCOME ETF

The Fund is an actively managed exchange-traded fund. The primary investment objective of the Fund is to seek risk-adjusted income. The Fund's secondary objective is capital appreciation. There is no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

The "Tax Cuts and Jobs Act of 2017" tax reform bill, signed into law on December
22, 2017, has delivered as promised so far with respect to enhancing U.S.
economic growth via corporate tax cuts at the federal level. We commented a year ago that one of the Trump administration's goals in cutting the federal tax rate on corporations from 35% to 21% was to incentivize companies to spend and invest more in growth opportunities. The hope was to push real gross domestic product
("GDP") growth in the U.S. to 3% or higher over a sustained period. Over the past four quarters, GDP growth has been trending in the right direction. The


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                 ANNUAL REPORT
                          OCTOBER 31, 2018 (UNAUDITED)

last four quarters were as follows (annualized growth rates): fourth quarter
2017 (2.3%); first quarter 2018 (2.2%); second quarter 2018 (4.2%); and third quarter 2018 (3.5%), according to the Bureau of Economic Analysis. Brian
Wesbury, Chief Economist at First Trust Advisors L.P., is forecasting 3%-plus real GDP growth for both 2018 and 2019.

One of the avenues in which companies have been seeking growth opportunities is through mergers and acquisitions ("M&A"). Global M&A activity totaled $783 billion in the third quarter of 2018, down 35% from the second quarter of 2018, according to Thomson Reuters. According to Thomson Reuters, the escalating trade dispute between the U.S. and China reportedly contributed to the decline in deal activity. Despite the slowdown in the third quarter of 2018, M&A activity in the
U.S. was up 14% from the second quarter. U.S. deal volume accounted for $368 billion of the $783 billion. Global M&A volume this year has totaled $3.2 trillion, a record high for the first nine months of a calendar year, according to Thomson Reuters.

The World Economic Forum ("WEF") released the results of its annual global competitiveness survey in October 2018 and the U.S. was recognized as the most competitive economy, according to Reuters. The report cited its vibrant entrepreneurial culture, strong labor market and financial system as its biggest strengths. The last time the U.S. held the top spot was 2008. The WEF ranks 140 economies. Singapore, Germany, Switzerland and Japan rounded out the top five.
The U.S. winning back its top ranking for global competitiveness could potentially help it attract more foreign investment capital moving forward, in our opinion. Aside from being a traditional safe-haven for foreign investors, the current business climate in the U.S. is attractive relative to other major global economies.

The strengthening U.S. economy has captured the attention of the Federal Reserve
(the "Fed"). For the 12-month period ended October 31, 2018, the Fed increased its federal funds target rate (upper bound) from 1.25% to 2.25%, according to its own release. The Fed has stated that it intends to raise this lending rate another four times by the end of 2019. At the current quarter-point per hike pace, that would take the rate to 3.25%, in line with its 30-year average of
3.21%, according to Bloomberg. The pace in which the Fed has increased rates has been measured, in our opinion. It initiated its first hike in December 2015. In all, it has executed eight rate hikes totaling 2.00 percentage points over a
35-month period. That is a much slower pace than during its previous tightening phase from June 2004 - June 2006, when it executed 17 rate hikes totaling 4.25 percentage points over a 24-month period. We believe the Fed's measured approach to raising rates is better suited for income investors than an aggressive approach.

PERFORMANCE ANALYSIS

The Fund generated a net asset value ("NAV") return of -1.21% for the 12-month period ended October 31, 2018. During the same period, the Blended Index generated a return of 0.32%. The Blended Index is equally weighted to include these six indices: the Alerian MLP Index, Dow Jones U.S. Select Dividend Index,
ICE BofAML Fixed Rate Preferred Securities Index, ICE BofAML U.S. High Yield
Index, Bloomberg Barclays EM USD Aggregate Index and Bloomberg Barclays U.S. MBS
Index.

The Fund invests in six investment categories which are: high-yield corporate bonds and first lien senior secured floating-rate bank loans, mortgage-related investments, preferred securities, international sovereign bonds, equity securities of Energy Infrastructure Companies, and dividend-paying U.S.
exchange-traded equity securities and depositary receipts. The Fund may seek exposure to these investment categories through investment in exchange-traded funds. The weight assigned to each investment category is determined on a periodic basis. As of October 31, 2018, the highest-weighted investment category was the dividend-paying U.S. exchange-traded equity securities and depository receipts and the lowest-weighted investment category was international sovereign bonds. Only the investment categories of dividend-paying U.S. exchange-traded equity securities and high-yield corporate bonds and floating-rate bank loans had positive performance for the one-year period.

The performance of the high-yield corporate bond and floating-rate bank loans outperformed the overall Fund performance. Floating-rate bank loans and high-yield corporate bonds were two of the best performing fixed-income asset classes over the 12-month period ended October 31, 2018. As interest rates have increased, bank loans which pay a floating rate of interest, and high-yield bonds which tend to have larger spreads over U.S. Treasuries and can outperform in periods of higher rates, demonstrated strong returns when compared to rate sensitive fixed income. Specifically benefitting the bank loan and high-yield bond performance within the Fund was the overweight position and asset selection within the healthcare and pharmaceutical industries, as these industries generally outperformed the broader market. Additionally, the Fund's selection within the technology and retail industries benefitted performance, generating returns that outpaced the market. Detracting from returns was the Fund's underweight position and selection within the energy/oil & gas industry as the industry was among the top performing industries within both asset classes. The high-yield corporate bond and floating-rate bank loan category continues to be managed in a disciplined manner, seeking to generate attractive income while moderating volatility.

                                                                          Page 5


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                 ANNUAL REPORT
                          OCTOBER 31, 2018 (UNAUDITED)

Mortgage-related investments had a slight negative impact on the overall Fund performance. The mortgage-related investments depreciated mildly, on a total return basis, over the 12-month period as U.S. Treasury yields increased by approximately 125 to 53 basis points ("bps") depending on maturity. The yield curve was significantly flatter with the 2 to 30-year maturity yields spread compressing by approximately 72 bps, whereas the two-year Treasury yields were up 125 bps higher and five-year Treasury yields were 95 bps higher.
Mortgage-related investments benefitted both from a barbell maturity strategy positioned for the flatter yield curve, and an underweight in the mortgage sector versus Treasury investments.

The performance of preferred securities had a negative impact on the overall performance of the Fund. The preferred and hybrid securities market was adversely affected by the rise in the long end of the U.S. Treasury yield curve and an increase in geopolitical risks. The largest detractors to the Fund's preferred allocation were exposure to institutional $1000 par securities which were impacted by rising interest rates and concerns over European politics. This was partially offset by positive contributions from floating rate securities and security selection within retail $25 par securities.

The performance of international sovereign bonds was the largest detractor on the overall performance of the Fund. Both emerging market debt asset classes sold off over the period, the USD denominated emerging market debt index (JP
Morgan EMBI Global Diversified Index) fell 4.39% while the local currency emerging market debt index (JP Morgan GBI-EM Global Diversified Index) fell
6.58% over the period. Although fundamentals remain supportive across many emerging markets, the softer growth outlook and increased volatility in some emerging market countries, particularly Turkey and Argentina, hurt sentiment towards the asset class.

The performance of the equity securities of Energy Infrastructure Companies underperformed the overall performance of the Fund. The Federal Energy
Regulatory Commission's (FERC) revised policy denying recovery of an Income Tax
Allowance ("ITA") for pipelines held by partnerships weighed on master limited partnerships ("MLPs") and their Canadian Sponsors in the portfolio. This more than offset the positive contributions from state regulated utilities in the portfolio.

The dividend-paying U.S. exchange-traded equity securities had the largest positive impact on the overall Fund performance. In terms of sectors, performance was primarily helped by securities in the consumer discretionary, real estate and health care sectors, while it was hurt most significantly by the consumer staples sector. In terms of industries, positive contributions were driven by exposure to the following areas: multiline retail, equity real estate investment trusts (REITs), health care providers & services and capital markets.
Industry detractors included exposure to the following: banks, tobacco and trading companies & distributors. A breakdown of sleeve performance by market-cap reveals that the large-cap and mid-cap segments contributed positively while a modest exposure to the small-cap market segment detracted slightly from performance.

MARKET/FUND OUTLOOK

In addition to the potential for stronger economic growth moving forward, we believe the following three indicators suggest the climate for Corporate America is strong:

Corporate Earnings/Revenue Growth: The outlook for earnings and revenue growth remains encouraging despite the fact the U.S. economic recovery is now in its
10th year, in our opinion. Bloomberg's consensus earnings growth rate estimates for 2018 and 2019 for the S&P 500(R) Index were 21.90% and 9.61%, respectively, as of October 31, 2018. We believe that corporate earnings determine the direction of stock prices over time. From 1926-2017, the S&P 500(R) Index posted an average annual total return of 10.16%, according to Ibbotson
Associates/Morningstar. The 2018 and 2019 consensus revenue (sales) growth rate estimates were 8.59% and 5.53%, respectively, as of November 2, 2018, according to Bloomberg.

Default Rates: Defaults are expected to fall over the next 12 months, another sign of strength. Moody's reported that its global speculative-grade default rate stood at 2.6% in October 2018, according to its own release. It sees the rate declining to 2.0% in October 2019. Moody's puts the historical average default rate at around 4.2% since 1983. The U.S. speculative-grade default rate stood at 3.2% in October. It sees the rate declining to 2.3% in October 2019.
There were 62 defaults registered in the first 10 months of 2018, down from 78 at this point a year ago. The default rate on senior loans stood at 1.79% in
October 2018, according to S&P Global Market Intelligence.

Stock Dividends: Cash dividends are rising. S&P Dow Jones Indices announced that total dividend distributions for U.S. common stocks increased by a net
(increases less decreases) $19.2 billion in the third quarter of 2018, up from
$15.0 billion in the third quarter of 2017, according to its own release. For the 12-month period ended September 30, 2018, net dividend increases totaled
$55.5 billion, up from $41.5 billion for the 12-month period ended September 30,
2017.


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2018 (UNAUDITED)

As a shareholder of First Trust Strategic Income ETF (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2018.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------------------------------
                                                                                            ANNUALIZED
                                                                                          EXPENSE RATIO      EXPENSES PAID
                                                     BEGINNING            ENDING           BASED ON THE        DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH          SIX-MONTH
                                                    MAY 1, 2018      OCTOBER 31, 2018     PERIOD (a) (b)     PERIOD (b) (c)
---------------------------------------------------------------------------------------------------------------------------
FIRST TRUST STRATEGIC INCOME ETF (FDIV)
Actual                                               $1,000.00          $  996.70             0.51%              $2.57
Hypothetical (5% return before expenses)             $1,000.00          $1,022.63             0.51%              $2.60


(a)   These expense ratios reflect expense waivers. See Note 3 in the Notes to
      Financial Statements.

(b)   Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.

(c)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2018 through October 31, 2018), multiplied by 184/365 (to reflect the six-month period).

                                                                          Page 7


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2018


     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
EXCHANGE-TRADED FUNDS -- 48.6%

                  CAPITAL MARKETS -- 48.6%
          93,798  First Trust Emerging Markets Local Currency Bond ETF (a).....................................  $     3,372,038
         158,426  First Trust Institutional Preferred Securities and Income ETF (a)............................        2,976,888
         474,908  First Trust Preferred Securities and Income ETF (a)..........................................        8,899,776
         341,142  First Trust Senior Loan Fund ETF (a).........................................................       16,316,822
           4,331  iShares 20+ Year Treasury Bond ETF...........................................................          491,915
           1,795  iShares 7-10 Year Treasury Bond ETF..........................................................          180,685
          20,820  iShares J.P. Morgan USD Emerging Markets Bond ETF............................................        2,179,021
          60,190  iShares MBS ETF..............................................................................        6,168,873
                                                                                                                 ---------------
                  TOTAL EXCHANGE-TRADED FUNDS..................................................................       40,586,018
                  (Cost $41,610,616)                                                                             ---------------

COMMON STOCKS -- 31.3%

                  BANKS -- 5.1%
           6,667  Bank of Hawaii Corp..........................................................................          522,959
          10,381  BB&T Corp....................................................................................          510,330
          20,469  CVB Financial Corp...........................................................................          447,248
          40,009  F.N.B. Corp..................................................................................          473,306
          30,756  Fulton Financial Corp........................................................................          492,404
          30,695  Hope Bancorp, Inc............................................................................          444,464
           4,340  NBT Bancorp, Inc.............................................................................          158,367
           1,754  Park National Corp...........................................................................          160,316
          30,510  People's United Financial, Inc...............................................................          477,787
           9,049  Sandy Spring Bancorp, Inc....................................................................          321,692
           6,826  WesBanco, Inc................................................................................          273,723
                                                                                                                 ---------------
                                                                                                                       4,282,596
                                                                                                                 ---------------

                  DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.5%
           9,194  China Telecom Corp., Ltd., ADR...............................................................          431,015
                                                                                                                 ---------------

                  ELECTRIC UTILITIES -- 6.0%
           8,525  ALLETE, Inc..................................................................................          630,850
          19,505  Alliant Energy Corp..........................................................................          838,325
           2,341  American Electric Power Co., Inc.............................................................          171,736
           1,330  Emera, Inc. (CAD)............................................................................           41,038
          13,477  Eversource Energy............................................................................          852,555
           7,593  Exelon Corp..................................................................................          332,649
           5,117  Fortis, Inc. (CAD)...........................................................................          169,083
           6,568  IDACORP, Inc.................................................................................          612,532
           1,979  NextEra Energy, Inc..........................................................................          341,378
           8,388  Pinnacle West Capital Corp...................................................................          689,913
           5,672  PPL Corp.....................................................................................          172,429
           3,514  Xcel Energy, Inc.............................................................................          172,221
                                                                                                                 ---------------
                                                                                                                       5,024,709
                                                                                                                 ---------------

                  GAS UTILITIES -- 1.3%
             441  Atmos Energy Corp............................................................................           41,048
             898  New Jersey Resources Corp....................................................................           40,500
           8,670  Southwest Gas Holdings, Inc..................................................................          669,931
           5,965  UGI Corp.....................................................................................          316,503
                                                                                                                 ---------------
                                                                                                                       1,067,982
                                                                                                                 ---------------


Page 8                  See Notes to Financial Statements


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
COMMON STOCKS (CONTINUED)

                  HOTELS, RESTAURANTS & LEISURE -- 2.3%
           6,177  Cracker Barrel Old Country Store, Inc........................................................  $       980,166
           5,442  McDonald's Corp..............................................................................          962,690
                                                                                                                 ---------------
                                                                                                                       1,942,856
                                                                                                                 ---------------

                  INSURANCE -- 1.1%
           7,186  Erie Indemnity Co., Class A..................................................................          931,952
                                                                                                                 ---------------

                  IT SERVICES -- 1.0%
          89,573  Infosys Ltd., ADR............................................................................          848,256
                                                                                                                 ---------------

                  MULTI-UTILITIES -- 2.2%
           8,525  Consolidated Edison, Inc.....................................................................          647,900
             797  National Grid PLC, ADR.......................................................................           42,640
           6,283  Public Service Enterprise Group, Inc.........................................................          335,701
             729  Sempra Energy................................................................................           80,277
          10,781  WEC Energy Group, Inc........................................................................          737,420
                                                                                                                 ---------------
                                                                                                                       1,843,938
                                                                                                                 ---------------

                  OIL, GAS & CONSUMABLE FUELS -- 3.1%
          13,578  Enbridge Income Fund Holdings, Inc. (CAD)....................................................          314,271
          10,168  Enbridge, Inc................................................................................          316,326
           7,357  EQT Corp.....................................................................................          249,917
          27,816  Kinder Morgan, Inc...........................................................................          473,428
           2,423  ONEOK, Inc...................................................................................          158,949
          20,302  TransCanada Corp.............................................................................          765,791
          12,105  Williams (The) Cos., Inc.....................................................................          294,515
                                                                                                                 ---------------
                                                                                                                       2,573,197
                                                                                                                 ---------------

                  PHARMACEUTICALS -- 1.0%
          19,307  Novo Nordisk A/S, ADR........................................................................          833,676
                                                                                                                 ---------------

                  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.8%
           7,554  NVE Corp.....................................................................................          639,824
                                                                                                                 ---------------

                  SPECIALTY RETAIL -- 1.0%
          40,037  Buckle (The), Inc............................................................................          816,755
                                                                                                                 ---------------

                  THRIFTS & MORTGAGE FINANCE -- 2.0%
          37,264  Provident Financial Services, Inc............................................................          909,241
          97,138  TrustCo Bank Corp............................................................................          727,563
                                                                                                                 ---------------
                                                                                                                       1,636,804
                                                                                                                 ---------------

                  TRADING COMPANIES & DISTRIBUTORS -- 2.9%
          15,692  Fastenal Co..................................................................................          806,725
          10,318  MSC Industrial Direct Co., Inc., Class A.....................................................          836,377
           5,103  Watsco, Inc..................................................................................          756,163
                                                                                                                 ---------------
                                                                                                                       2,399,265
                                                                                                                 ---------------

                  WIRELESS TELECOMMUNICATION SERVICES -- 1.0%
          18,682  China Mobile Ltd., ADR.......................................................................          869,647
                                                                                                                 ---------------
                  TOTAL COMMON STOCKS..........................................................................       26,142,472
                  (Cost $27,006,668)                                                                             ---------------


                        See Notes to Financial Statements                 Page 9


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


     UNITS                                                 DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
MASTER LIMITED PARTNERSHIPS -- 12.2%

                  CHEMICALS -- 0.4%
          13,321  Westlake Chemical Partners, L.P..............................................................  $       308,381
                                                                                                                 ---------------

                  GAS UTILITIES -- 0.5%
           8,390  AmeriGas Partners, L.P.......................................................................          299,103
           5,273  Suburban Propane Partners, L.P...............................................................          120,488
                                                                                                                 ---------------
                                                                                                                         419,591
                                                                                                                 ---------------

                  INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 0.7%
          13,673  NextEra Energy Partners, L.P. (b)............................................................          622,532
                                                                                                                 ---------------

                  OIL, GAS & CONSUMABLE FUELS -- 10.6%
           8,126  Alliance Resource Partners, L.P..............................................................          155,938
          13,521  BP Midstream Partners, L.P...................................................................          246,758
          52,519  Enbridge Energy Partners, L.P................................................................          554,601
          47,573  Energy Transfer, L.P.........................................................................          739,284
          68,499  Enterprise Products Partners, L.P............................................................        1,837,144
           6,274  EQM Midstream Partners, L.P..................................................................          288,039
          20,950  Holly Energy Partners, L.P...................................................................          610,064
          19,493  Magellan Midstream Partners, L.P.............................................................        1,202,328
           4,793  MPLX, L.P....................................................................................          161,093
          12,940  Phillips 66 Partners, L.P....................................................................          632,895
          19,980  Plains All American Pipeline, L.P............................................................          434,965
          32,588  Shell Midstream Partners, L.P................................................................          666,099
          27,321  TC PipeLines, L.P............................................................................          840,121
           4,343  Valero Energy Partners, L.P..................................................................          182,319
           5,522  Western Gas Equity Partners, L.P.............................................................          158,813
           3,761  Western Gas Partners, L.P....................................................................          148,785
                                                                                                                 ---------------
                                                                                                                       8,859,246
                                                                                                                 ---------------
                  TOTAL MASTER LIMITED PARTNERSHIPS............................................................       10,209,750
                  (Cost $10,775,431)                                                                             ---------------



   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 5.8%

                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.6%
                  Federal Home Loan Mortgage Corporation
$         13,971     Series 1998-192, Class IO, IO, STRIPS........................     6.50%        02/01/28               2,810
         102,478     Series 2003-2564, Class PK...................................     4.00%        06/15/32             101,621
         111,000     Series 2003-2669, Class LL...................................     5.50%        08/15/33             119,540
           4,131     Series 2004-2776, Class QP...................................     4.00%        01/15/34               4,128
         109,759     Series 2006-3114, Class GI, IO,
                        1 Mo. LIBOR (x) -1 + 6.60% (c)............................     4.32%        02/15/36              15,707
           8,590     Series 2006-3200, Class PO, PO...............................      (d)         08/15/36               7,321
          11,301     Series 2007-3373, Class TO, PO...............................      (d)         04/15/37               9,457
          62,228     Series 2007-3382, Class CE...................................     6.00%        11/15/37              66,604
          77,905     Series 2009-3589, Class ZW...................................     4.50%        10/15/39              78,134
         186,000     Series 2010-3626, Class ME...................................     5.00%        01/15/40             201,974
          16,733     Series 2011-3816, Class D....................................     3.50%        08/15/28              16,734
         117,466     Series 2011-3817, Class MA...................................     4.50%        10/15/37             119,489
          16,461     Series 2011-3917, Class AI, IO...............................     4.50%        07/15/26               1,381
          98,347     Series 2012-4101, Class QN...................................     3.50%        09/15/42              98,077
       1,651,402     Series 2016-4619, Class IB, IO...............................     4.00%        12/15/47             228,693


Page 10                 See Notes to Financial Statements


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association
$          5,268     Series 1992-205, Class Z.....................................     7.00%        11/25/22     $         5,521
          26,574     Series 1993-176, Class E, PO.................................      (d)         08/25/23              25,010
          22,891     Series 1993-247, Class 2, IO, STRIPS.........................     7.50%        10/25/23               2,720
          69,299     Series 1997-22, Class PC.....................................     4.50%        03/18/27              70,772
          20,531     Series 2002-1, Class HC......................................     6.50%        02/25/22              21,263
          93,708     Series 2003-339, Class 12, IO, STRIPS........................     6.00%        06/25/33              18,342
          15,841     Series 2003-W2, Class 1A1....................................     6.50%        07/25/42              17,190
          60,143     Series 2004-T2, Class 1PO, PO................................      (d)         11/25/43              53,530
          37,220     Series 2005-45, Class SR, IO,
                        1 Mo. LIBOR (x) -1 + 6.72% (c)............................     4.44%        06/25/35               4,486
          10,860     Series 2006-125, Class FA, 1 Mo. LIBOR + 0.28% (e)...........     2.56%        01/25/37              10,800
          57,652     Series 2007-32, Class KT.....................................     5.50%        04/25/37              62,351
          10,450     Series 2007-42, Class AO, PO.................................      (d)         05/25/37               9,407
          65,505     Series 2008-24, Class WH.....................................     6.00%        02/25/38              78,418
          17,500     Series 2008-44, Class PO, PO.................................      (d)         05/25/38              14,473
           9,734     Series 2010-9, Class EA......................................     3.50%        01/25/24               9,722
               3     Series 2010-83, Class AK.....................................     3.00%        11/25/18                   3
         181,351     Series 2011-30, Class MD.....................................     4.00%        02/25/39             182,700
         102,447     Series 2012-409, Class C17, IO, STRIPS.......................     4.00%        11/25/41              22,413
         112,463     Series 2015-14, Class IK, IO.................................     0.75%        03/25/45              12,626
         118,450     Series 2015-72, Class PC.....................................     3.00%        10/25/43             117,915
                  Government National Mortgage Association
          48,282     Series 1999-30, Class S, IO,
                        1 Mo. LIBOR (x) -1 + 8.60% (c)............................     6.32%        08/16/29                 589
          37,471     Series 2003-7, Class TA......................................     4.50%        11/16/32              38,393
          28,164     Series 2003-52, Class AP, PO.................................      (d)         06/16/33              23,523
          54,000     Series 2004-47, Class PD.....................................     6.00%        06/16/34              59,713
          67,477     Series 2004-109, Class BC....................................     5.00%        11/20/33              68,830
          14,619     Series 2005-17, Class AD.....................................     5.00%        02/20/35              15,106
         379,236     Series 2006-17, Class TW.....................................     6.00%        04/20/36             421,333
         240,000     Series 2008-2, Class GC......................................     4.75%        01/16/38             252,255
          80,102     Series 2009-96, Class ZG.....................................     5.50%        10/16/39              88,353
          10,000     Series 2010-84, Class YB.....................................     4.00%        07/20/40               9,952
          95,439     Series 2010-111, Class JA....................................     2.50%        09/16/40              94,638
          12,352     Series 2011-21, Class QH.....................................     4.50%        10/16/37              12,389
          28,725     Series 2011-29, Class JA.....................................     4.50%        04/20/40              28,848
          37,438     Series 2012-34, Class SD, IO,
                        1 Mo. LIBOR (x) -1 +    6.05% (c).........................     3.77%        03/16/42               6,104
          40,165     Series 2013-20, Class KI, IO.................................     5.00%        01/20/43               9,250
           1,736     Series 2013-31, Class TH, 1 Mo. LIBOR + 4.35% (e)............     6.63%        08/20/39               1,799
          50,286     Series 2013-67, Class PI, IO.................................     4.00%        12/16/42               7,523
                  NCUA Guaranteed Notes Trust
          33,729     Series 2010-R3, Class 1A, 1 Mo. LIBOR + 0.56% (e)............     2.88%        12/08/20              33,859
                                                                                                                 ---------------
                                                                                                                       2,983,789
                                                                                                                 ---------------

                  PASS-THROUGH SECURITIES -- 2.2%
                  Federal Home Loan Mortgage Corporation
          74,037     Pool A47829..................................................     4.00%        08/01/35              74,379
          83,361     Pool A80290..................................................     5.00%        11/01/35              88,984
          62,664     Pool A94951..................................................     4.00%        11/01/40              63,256


                        See Notes to Financial Statements                Page 11


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$         34,734     Pool A95134..................................................     4.50%        11/01/40     $        36,004
          35,340     Pool A97601..................................................     4.50%        03/01/41              36,634
           6,615     Pool B13731..................................................     5.00%        05/01/19               6,650
          15,566     Pool G03523..................................................     6.00%        11/01/37              17,137
          41,685     Pool G06501..................................................     4.00%        04/01/41              42,078
          58,046     Pool G07286..................................................     6.50%        09/01/39              64,978
           4,997     Pool G11805..................................................     5.50%        12/01/19               5,008
           8,420     Pool G11973..................................................     5.50%        02/01/21               8,550
          49,300     Pool G13124..................................................     6.00%        12/01/22              50,703
          42,561     Pool G13465..................................................     6.00%        01/01/24              43,862
          36,580     Pool G13790..................................................     4.50%        04/01/25              37,655
          40,436     Pool G13844..................................................     4.50%        07/01/25              41,636
          32,965     Pool G14184..................................................     5.00%        07/01/25              34,205
          48,100     Pool G15725..................................................     4.50%        09/01/26              49,470
          20,972     Pool G18072..................................................     4.50%        09/01/20              21,326
          12,214     Pool O20138..................................................     5.00%        11/01/30              12,846
          37,835     Pool Q05201..................................................     4.00%        12/01/41              38,194
                  Federal National Mortgage Association
         102,872     Pool 724888..................................................     5.50%        06/01/33             108,443
              62     Pool 725098..................................................     5.50%        12/01/18                  62
          32,441     Pool 879398..................................................     5.50%        02/01/21              32,886
          36,540     Pool 888112..................................................     6.50%        12/01/36              40,693
          20,076     Pool 889780..................................................     5.50%        03/01/23              20,728
           9,095     Pool 890206..................................................     5.50%        10/01/21               9,200
          53,992     Pool 897936..................................................     5.50%        08/01/21              55,135
          22,554     Pool 923171..................................................     7.50%        03/01/37              24,582
          49,835     Pool 977130..................................................     5.50%        08/01/23              51,288
          31,380     Pool 983629..................................................     4.50%        05/01/23              31,970
          38,290     Pool 995400..................................................     7.00%        06/01/23              39,712
          75,334     Pool 995700..................................................     6.50%        03/01/27              82,083
          33,357     Pool AB2265..................................................     4.00%        02/01/41              33,674
          10,610     Pool AI1191..................................................     4.50%        04/01/41              10,997
          33,915     Pool AI7800..................................................     4.50%        07/01/41              35,153
          27,920     Pool AJ5299..................................................     4.00%        11/01/41              28,185
          52,088     Pool AJ5300..................................................     4.00%        11/01/41              52,508
          41,728     Pool AK3103..................................................     4.00%        02/01/42              42,064
          93,767     Pool AL1024..................................................     4.50%        07/01/26              97,185
          36,489     Pool AL6304..................................................     5.50%        09/01/25              37,484
          59,187     Pool AU4726..................................................     4.00%        09/01/43              59,651
                  Government National Mortgage Association
          20,593     Pool 3500....................................................     5.50%        01/20/34              22,020
          11,770     Pool 3513....................................................     5.00%        02/20/34              12,496
          23,487     Pool 3555....................................................     5.00%        05/20/34              24,924
          67,108     Pool 3975....................................................     5.50%        04/20/37              71,461
          27,056     Pool 4230....................................................     6.00%        09/20/23              28,215
          39,144     Pool 609116..................................................     4.50%        02/15/44              40,825
          26,899     Pool MA2293..................................................     3.50%        10/20/44              26,166
                                                                                                                 ---------------
                                                                                                                       1,893,345
                                                                                                                 ---------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES......................................        4,877,134
                  (Cost $5,023,483)                                                                              ---------------


Page 12                 See Notes to Financial Statements


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
REAL ESTATE INVESTMENT TRUSTS -- 1.2%

                  EQUITY REAL ESTATE INVESTMENT TRUSTS -- 1.2%
          20,588  National Retail Properties, Inc..............................................................  $       962,489
                                                                                                                 ---------------
                  TOTAL REAL ESTATE INVESTMENT TRUSTS..........................................................          962,489
                  (Cost $831,958)                                                                                ---------------



   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
MORTGAGE-BACKED SECURITIES -- 0.1%

                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
                  BCAP LLC Trust
$         14,523     Series 2011-R11, Class 30A5 (f) (g)..........................     4.20%        01/26/34              14,252
                  MASTR Asset Securitization Trust
             558     Series 2003-11, Class 3A1....................................     4.50%        12/25/18                 559
                  Residential Accredit Loans, Inc.
           1,991     Series 2003-QS5, Class A2,
                        1 Mo. LIBOR (x) -1.83 + 14.76% (c)........................    31.86%        03/25/18               1,891
           5,517     Series 2003-QS14, Class A1...................................     5.00%        07/25/18               5,497
           1,561     Series 2003-QS20, Class CB...................................     5.00%        11/25/18               1,560
                  Residential Asset Securitization Trust
           4,409     Series 2003-A14, Class A1....................................     4.75%        02/25/19               3,969
                  Structured Asset Securities Corp.
          14,113     Series 2003-37A, Class 3A7 (g)...............................     4.24%        12/25/33              14,097
                                                                                                                 ---------------
                  TOTAL MORTGAGE-BACKED SECURITIES.............................................................           41,825
                  (Cost $42,009)                                                                                 ---------------

ASSET-BACKED SECURITIES -- 0.0%
                  Bear Stearns Asset Backed Securities I Trust
           4,255     Series 2004-BO1, Class M4, 1 Mo. LIBOR + 1.20% (e)...........     4.08%        10/25/34               4,273
                  First Alliance Mortgage Loan Trust
          30,138     Series 1999-1, Class A1......................................     7.18%        06/20/30              30,281
                  Lehman XS Trust
           5,025     Series 2005-2, Class 1A2, 1 Mo. LIBOR + 0.70% (e)............     2.98%        08/25/35               5,009
                                                                                                                 ---------------
                  TOTAL ASSET-BACKED SECURITIES................................................................           39,563
                  (Cost $39,141)                                                                                 ---------------

                  TOTAL INVESTMENTS -- 99.2%...................................................................       82,859,251
                  (Cost $85,329,306) (h)
                  NET OTHER ASSETS AND LIABILITIES -- 0.8%.....................................................          644,796
                                                                                                                 ---------------
                  NET ASSETS -- 100.0%.........................................................................  $    83,504,047
                                                                                                                 ===============


                        See Notes to Financial Statements                Page 13


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018

FUTURES CONTRACTS AT OCTOBER 31, 2018 (see Note 2D - Futures Contracts in the
Notes to Financial Statements):


                                                                                                                   UNREALIZED
                                                                                                                  APPRECIATION
                                                              NUMBER OF          EXPIRATION         NOTIONAL     (DEPRECIATION)/
          FUTURES CONTRACTS               POSITIONS           CONTRACTS             DATE             VALUE            VALUE
-------------------------------------  ----------------  -------------------  -----------------  --------------  ---------------
U.S. 5-Year Treasury Notes                  Short                 1               Dec-2018       $     (112,383) $           465
U.S. Treasury Long Bond                     Long                  1               Dec-2018              138,125           (1,755)
                                                                                                 --------------  ---------------
                                                                                                 $       25,742  $        (1,290)
                                                                                                 ==============  ===============


-----------------------------

(a)   Investment in an affiliated fund.

(b)   NextEra Energy Partners, L.P. is taxed as a "C" corporation for federal income tax purposes.

(c)   Inverse floating rate security.

(d)   Zero coupon security.

(e)   Floating or variable rate security.

(f)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities
      Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2018, securities noted as such amounted to $14,252 or 0.0% of net assets.

(g)   Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment's underlying collateral. The interest rate resets periodically.

(h)   Aggregate cost for federal income tax purposes is $85,654,813. As of
      October 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $1,182,526 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $3,979,378. The net unrealized depreciation was $2,796,852. The amounts presented are inclusive of derivative contracts.

ADR   American Depositary Receipt

IO    Interest-Only Security - Principal amount shown represents par value on which interest payments are based.

LIBOR London Interbank Offered Rate

PO    Principal-Only Security

STRIPS Separate Trading of Registered Interest and Principal of Securities

Currency Abbreviations:
CAD   Canadian Dollar

Page 14                 See Notes to Financial Statements


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31,
2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                               LEVEL 2            LEVEL 3
                                                          TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                        VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                       10/31/2018           PRICES             INPUTS             INPUTS
                                                     ---------------    ---------------    ---------------    ---------------
Exchange-Traded Funds*............................   $    40,586,018    $    40,586,018    $           --     $            --
Common Stocks*....................................        26,142,472         26,142,472                 --                 --
Master Limited Partnerships*......................        10,209,750         10,209,750                 --                 --
U.S. Government Agency
   Mortgage-Backed Securities.....................         4,877,134                 --          4,877,134                 --
Real Estate Investment Trusts*....................           962,489            962,489                 --                 --
Mortgage-Backed Securities........................            41,825                 --             41,825                 --
Asset-Backed Securities...........................            39,563                 --             39,563                 --
                                                     ---------------    ---------------    ---------------    ---------------
Total Investments.................................        82,859,251         77,900,729          4,958,522                 --
Futures Contracts**...............................               465                465                 --                 --
                                                     ---------------    ---------------    ---------------    ---------------
Total.............................................   $    82,859,716    $    77,901,194    $     4,958,522    $            --
                                                     ===============    ===============    ===============    ===============

                                                      LIABILITIES TABLE
                                                                                               LEVEL 2            LEVEL 3
                                                          TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                        VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                       10/31/2018           PRICES             INPUTS             INPUTS
                                                     ---------------    ---------------    ---------------    ---------------
Futures Contracts**...............................   $        (1,755)   $        (1,755)   $            --    $            --
                                                     ===============    ===============    ===============    ===============


*     See Portfolio of Investments for industry breakout.

**    Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day's variation margin is presented on the Statement of Assets and Liabilities.

                        See Notes to Financial Statements                Page 15


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2018


ASSETS:
Investments, at value - Unaffiliated...................................     $     51,293,727
Investments, at value - Affiliated.....................................           31,565,524
Cash...................................................................              529,524
Cash segregated as collateral for open futures contracts...............               48,791
Foreign currency, at value.............................................                5,304
Receivables:
   Dividends...........................................................              149,550
   Interest............................................................               24,956
   Reclaims............................................................                7,343
                                                                            ----------------
      Total Assets.....................................................           83,624,719
                                                                            ----------------
LIABILITIES:
Payables:
   Investment securities purchased.....................................               81,992
   Investment advisory fees............................................               38,118
   Variation margin....................................................                  562
                                                                            ----------------
      Total Liabilities................................................              120,672
                                                                            ----------------
NET ASSETS.............................................................     $     83,504,047
                                                                            ================
NET ASSETS CONSIST OF:
Paid-in capital........................................................     $     86,763,368
Par value..............................................................               17,500
Accumulated distributable earnings (loss)..............................           (3,276,821)
                                                                            ----------------
NET ASSETS.............................................................     $     83,504,047
                                                                            ================
NET ASSET VALUE, per share.............................................     $          47.72
                                                                            ================
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share)..........................................            1,750,002
                                                                            ================
Investments, at cost - Unaffiliated....................................     $     52,936,358
                                                                            ================
Investments, at cost - Affiliated......................................     $     32,392,948
                                                                            ================
Foreign currency, at cost (proceeds)...................................     $          6,041
                                                                            ================


Page 16                 See Notes to Financial Statements


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2018


INVESTMENT INCOME:
Dividends - Unaffiliated...............................................     $      1,272,652
Dividends - Affiliated.................................................            2,060,217
Interest...............................................................              253,860
Foreign withholding tax................................................              (21,038)
                                                                            ----------------
   Total investment income.............................................            3,565,691
                                                                            ----------------
EXPENSES:
Investment advisory fees...............................................              776,639
Excise tax.............................................................               10,088
                                                                            ----------------
   Total expenses......................................................              786,727
   Less fees waived by the investment advisor..........................             (330,642)
                                                                            ----------------
   Net expenses........................................................              456,085
                                                                            ----------------
NET INVESTMENT INCOME (LOSS)...........................................            3,109,606
                                                                            ----------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Unaffiliated..........................................              632,922
   Investments - Affiliated............................................           (1,142,072)
   In-kind redemptions.................................................              423,546
   Futures contracts...................................................              (51,223)
   Foreign currency transactions.......................................               (1,235)
                                                                            ----------------
Net realized gain (loss)...............................................             (138,062)
                                                                            ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments - Unaffiliated..........................................           (2,631,529)
   Investments - Affiliated............................................           (1,513,062)
   Futures contracts...................................................               16,440
   Foreign currency translation........................................                   90
                                                                            ----------------
Net change in unrealized appreciation (depreciation)...................           (4,128,061)
                                                                            ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................           (4,266,123)
                                                                            ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................     $     (1,156,517)
                                                                            ================


                        See Notes to Financial Statements                Page 17


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                  YEAR                   YEAR
                                                                                 ENDED                  ENDED
                                                                               10/31/2018             10/31/2017
                                                                            ----------------       ----------------
OPERATIONS:
Net investment income (loss)...........................................     $      3,109,606       $      2,701,847
Net realized gain (loss)...............................................             (138,062)             1,071,926
Net increase from payment by the advisor...............................                   --                  3,457
Net change in unrealized appreciation (depreciation)...................           (4,128,061)             1,192,454
                                                                            ----------------       ----------------
Net increase (decrease) in net assets resulting from operations........           (1,156,517)             4,969,684
                                                                            ----------------       ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations..................................................           (3,832,900)
Net investment income..................................................                                  (2,870,382)
Net realized gain......................................................                                    (385,872)
Return of capital......................................................             (526,104)                    --
                                                                            ----------------       ----------------
Total distributions to shareholders....................................           (4,359,004)            (3,256,254)
                                                                            ----------------       ----------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................................            9,972,148             82,224,257
Cost of shares redeemed................................................          (17,238,788)            (5,111,884)
                                                                            ----------------       ----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions.......................................           (7,266,640)            77,112,373
                                                                            ----------------       ----------------
Total increase (decrease) in net assets................................          (12,782,161)            78,825,803

NET ASSETS:
Beginning of period....................................................           96,286,208             17,460,405
                                                                            ----------------       ----------------
End of period..........................................................     $     83,504,047       $     96,286,208
                                                                            ================       ================
Accumulated net investment income (loss) at end of period..............                            $          1,569
                                                                                                   ================
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................................            1,900,002                350,002
Shares sold............................................................              200,000              1,650,000
Shares redeemed........................................................             (350,000)              (100,000)
                                                                            ----------------       ----------------
Shares outstanding, end of period......................................            1,750,002              1,900,002
                                                                            ================       ================


Page 18                 See Notes to Financial Statements


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                 YEAR ENDED OCTOBER 31,                               PERIOD
                                          --------------------------------------------------------------------        ENDED
                                               2018              2017              2016              2015         10/31/2014 (a)
                                          --------------    --------------    --------------    --------------    --------------
Net asset value, beginning of period        $    50.68        $    49.89        $    47.76        $    50.59        $    50.00
                                            ----------        ----------        ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      1.69              1.56              1.60              1.67              0.29
Net realized and unrealized gain (loss)          (2.26)             1.10 (c)          2.45             (2.58) (b)         0.59
                                            ----------        ----------        ----------        ----------        ----------
Total from investment operations                 (0.57)             2.66              4.05             (0.91)             0.88
                                            ----------        ----------        ----------        ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (2.10)            (1.65)            (1.92)            (1.40)            (0.27)
Net realized gain                                   --             (0.22)               --                --                --
Return of capital                                (0.29)               --                --             (0.52)            (0.02)
                                            ----------        ----------        ----------        ----------        ----------
Total distributions                              (2.39)            (1.87)            (1.92)            (1.92)            (0.29)
                                            ----------        ----------        ----------        ----------        ----------
Net asset value, end of period              $    47.72        $    50.68        $    49.89        $    47.76        $    50.59
                                            ==========        ==========        ==========        ==========        ==========
TOTAL RETURN (d)                                 (1.21)%            5.40% (c)         8.67%            (1.85)% (b)        1.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $   83,504        $   96,286        $   17,460        $   19,102        $   20,236
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets (e)                                     0.86% (g)         0.85%             0.85%             0.85%             0.85% (f)
Ratio of net expenses to average net
   assets (e)                                     0.50% (g)         0.52%             0.55%             0.61%             0.69% (f)
Ratio of net investment income (loss) to
   average net assets                             3.40%             3.10%             3.30%             3.37%             2.71% (f)
Portfolio turnover rate (h)                        113%              119%               88%              125%               33%


(a)   Inception date is August 13, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   The Fund received a payment from the Advisor in the amount of $23,478 in connection with a trade error. The payment from the Advisor represents
      $0.06 per share and had no effect on the Fund's total return.

(c)   The Fund received a reimbursement from the advisor in the amount of $3,457 in connection with a trade error, which represents less than $0.01 per share. Since the Advisor reimbursed the Fund, there was no effect on the
      Fund's total return.

(d)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the Advisor.

(e)   The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

(f)   Annualized.

(g)   Includes excise tax. If this excise tax expense was not included, the total and net expense ratios would have been 0.85% and 0.49%, respectively.

(h)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 19


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2018

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15,
2010, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eight funds that are offering shares. This report covers the First Trust Strategic Income ETF (the "Fund"), which trades under the ticker "FDIV" on The Nasdaq Stock Market LLC ("Nasdaq"). Unlike
conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of
50,000 shares called a "Creation Unit." Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The Fund is a multi-manager, multi-strategy actively managed exchange-traded fund. The Fund's primary investment objective is to seek risk-adjusted income.
The Fund's secondary investment objective is capital appreciation.

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the Fund. The following serve as investment sub-advisors to the Fund:
First Trust Global Portfolios Ltd. ("FTGP"); Energy Income Partners, LLC
("EIP"); Stonebridge Advisors LLC ("Stonebridge"); and Richard Bernstein
Advisors LLC ("RBA") (each, a "Sub-Advisor" and together, the "Sub-Advisors").
The Advisor's Investment Committee determines the Fund's strategic allocation among various general investment categories and allocates the Fund's assets to portfolio management teams comprised of personnel of the Advisor and/or a
Sub-Advisor (each, a "Management Team"), which employ their respective investment strategies. The Fund seeks to achieve its objectives by having each
Management Team focus on those investments within its respective investment category. The Fund may add or remove investment categories or Management Teams at the discretion of the Advisor.

Under normal market conditions, the Fund will invest in various asset classes, which include high-yield corporate bonds and first lien senior secured floating rate bank loans, mortgage-related investments, preferred securities, international sovereign bonds, equity securities of Energy Infrastructure
Companies(1), certain of which are master limited partnerships ("MLPs") and dividend paying U.S. exchange-traded equity securities (including common stock)
of companies (that may be domiciled in or outside of the United States) and depositary receipts. The Management Team may utilize a related option overlay strategy and/or derivative instruments in implementing their respective investment strategies for the Fund. Additionally, the Management Team may seek exposure to these asset classes through investments in exchange-traded funds
("ETFs"). The Advisor expects that the Fund may at times invest significantly in other exchange-traded funds, including but not limited to, other exchange-traded funds that are advised by the Advisor, accordingly, the Fund may operate principally as a "fund of funds" but will not necessarily operate as such at all times.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB")
Accounting Standards Codification ("ASC") Topic 946, "Financial
Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America
("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

-----------------------------

(1)   Energy Infrastructure Companies are publicly-traded MLPs or limited liability companies that are taxed as partnerships; entities that control
      MLPs, entities that own general partner interests in an MLP, or MLP affiliates (such as I-shares or I-units); U.S. and Canadian energy yield corporations ("yieldcos"); pipeline companies; utilities; and other companies that are involved in operating or providing services in support of infrastructure assets such as pipeline, power transmission, terminalling and petroleum and natural gas storage in the petroleum, natural gas and power generation industries.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2018

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the
Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation. The Fund's investments are valued as follows:

      Corporate bonds, corporate notes, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

           1) benchmark yields;
           2) reported trades;
           3) broker/dealer quotes;
           4) issuer spreads;
           5) benchmark securities;
           6) bids and offers; and
           7) reference data including market research publications.

      Common stocks, preferred stocks, MLPs and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock
      Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for
      Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Forward foreign currency contracts are fair valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.
      Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

           1) the credit conditions in the relevant market and changes thereto;
           2) the liquidity conditions in the relevant market and changes thereto;
           3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
           4) issuer-specific conditions (such as significant credit
              deterioration); and
           5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing
              Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

                                                                         Page 21


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2018

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.

Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:

           1) the fundamental business data relating to the issuer;
           2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
           3) the type, size and cost of a security;
           4) the financial statements of the issuer;
           5) the credit quality and cash flow of the issuer, based on the
              Advisor's or external analysis;
           6) the information as to any transactions in or offers for the security;
           7) the price and extent of public trading in similar securities of the issuer/borrower, or comparable companies;
           8) the coupon payments;
           9) the quality, value and salability of collateral, if any, securing the security;
          10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);
          11) the economic, political and social prospects/developments of the country of issue and the assessment of the country's government leaders/officials (for sovereign debt only);
          12) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
          13) other relevant factors.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:

           1) the type of security;
           2) the size of the holding;
           3) the initial cost of the security;
           4) transactions in comparable securities;
           5) price quotes from dealers and/or third-party pricing services;
           6) relationships among various securities;
           7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
           8) an analysis of the issuer's financial statements; and
           9) the existence of merger proposals or tender offers that might affect the value of the security.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2018

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2018, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Distributions received from the Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. FORWARD FOREIGN CURRENCY CONTRACTS

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties ("Counterparties") to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the
Fund's foreign currency exposure. These contracts are valued daily, and the
Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in
"Net realized gain (loss) on forward foreign currency contracts" on the
Statement of Operations. Risks arise from the possible inability of
Counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the forward foreign currency contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

The Fund did not have any forward foreign currency contracts during the fiscal year ended October 31, 2018.

D. FUTURES CONTRACTS

The Fund purchases or sells (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk).
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the

                                                                         Page 23


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2018

settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the
Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in "Net realized gain (loss) on futures contracts" on the
Statement of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked-to-market daily with the change in value recognized as a component of
"Net change in unrealized appreciation (depreciation) on futures contracts" on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin" receivable or payable on the Statement of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

E. OPTIONS CONTRACTS

In the normal course of pursuing its investment objective, the Fund may invest up to 20% of its net assets in derivative instruments in connection with hedging strategies. The Fund may invest in exchange-listed futures contracts, exchange-listed options, exchange-listed options on futures contracts, and exchange-listed stock index options.

The Fund may purchase or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures contract may be closed out by an offsetting purchase or sale of a futures option of the same series. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option's expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.

The Fund uses options on futures contracts in connection with hedging strategies. Generally, these strategies are applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indices. The purchase of put options on futures contracts is analogous to the purchase of puts on securities or indices so as to hedge the
Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire. Realized gains and losses on purchased options are included in "Net realized gain (loss) on purchased options contracts" on the Statement of
Operations.

The Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will pledge in a segregated account at the Fund's custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be pledged in the segregated account whenever the total value of the pledged assets falls below the amount due on the underlying obligation.

The risks associated with the use of options on future contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The
Fund's successful use of options on futures contracts depends on the Advisor's ability to correctly predict the movement in prices on futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to option.

The Fund did not have any options contracts during the fiscal year ended October
31, 2018.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2018

F. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the exchange rates prevailing at the end of the period.
Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in
"Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in "Net change in unrealized appreciation (depreciation) on investments
- Unaffiliated" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.
The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments -
Unaffiliated" on the Statement of Operations.

G. INTEREST-ONLY SECURITIES

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

H. PRINCIPAL-ONLY SECURITIES

A principal-only security ("PO Security") is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value.
Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a
PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.

I. STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage-backed securities may be partially stripped so that each investor class receives some interest and some principal.
When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an IO Security and all of the principal is distributed to holders of another type of security known as a PO Security. These securities, if any, are identified on the Portfolio of
Investments.

J. AFFILIATED TRANSACTIONS

The Fund invests in securities of affiliated funds. Dividend income and realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statement of Operations. The Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated funds.

                                                                         Page 25


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2018

Amounts related to these investments for the fiscal year ended October 31, 2018 are as follows:


                                                                               CHANGES IN
                                                                               UNREALIZED      REALIZED
                    SHARES AT      VALUE AT                                   APPRECIATION       GAIN        VALUE AT      DIVIDEND
 SECURITY NAME      10/31/2018    10/31/2017     PURCHASES        SALES      (DEPRECIATION)     (LOSS)      10/31/2018      INCOME
------------------------------------------------------------------------------------------------------------------------------------
First Trust
   Emerging Markets
   Local Currency
   Bond ETF              93,798   $ 7,919,105   $ 4,590,038   $  (8,071,622)  $   (487,870)  $   (577,613)  $ 3,372,038   $  509,793

First Trust
   Institutional
   Preferred
   Securities and
   Income ETF           158,426            --     5,017,931      (1,770,008)      (197,367)       (73,668)    2,976,888      154,330

First Trust
   Low Duration
   Opportunities
   ETF                       --            --       894,866        (895,450)            --            584            --        1,014

First Trust
   Preferred
   Securities and
   Income ETF           474,908    15,261,539     2,195,051      (7,770,708)      (685,049)      (101,057)    8,899,776      620,215

First Trust
   Senior Loan
   Fund                 341,142            --    18,375,754      (2,004,938)       (54,042)            48    16,316,822      297,243

First Trust
   Tactical High
   Yield  ETF                --    15,183,108       396,947     (15,100,955)       (88,734)      (390,366)           --      477,622
                                  --------------------------------------------------------------------------------------------------
Total Investments
   in Affiliates                  $38,363,752   $31,470,587   $ (35,613,681)  $ (1,513,062)  $ (1,142,072)  $31,565,524   $2,060,217
                                  ==================================================================================================


K. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October
31, 2018 and 2017 was as follows:

Distributions paid from:                               2018           2017
Ordinary income.................................   $  3,832,900   $  3,256,254
Capital gains...................................             --             --
Return of capital...............................        526,104             --

As of October 31, 2018, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income...................   $         --
Accumulated capital and other gain (loss).......       (479,011)
Net unrealized appreciation (depreciation)......     (2,797,810)

L. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2015,
2016, 2017, and 2018 remain open to federal and state audit. As of October 31,
2018, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2018

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2018, the
Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $479,011.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2018, the Fund had no net ordinary losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2018, the adjustments for the Fund were as follows:

                               ACCUMULATED
           ACCUMULATED         NET REALIZED
          NET INVESTMENT       GAIN (LOSS)
          INCOME (LOSS)       ON INVESTMENTS      PAID-IN CAPITAL
          --------------      --------------      ---------------
          $      721,725      $     (758,555)     $        36,830

M. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

N. NEW ACCOUNTING PRONOUNCEMENT

On August 28, 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13,
"Disclosure Framework - Changes to the Disclosure Requirements for Fair Value
Measurement," which amends the fair value measurement disclosure requirements of
ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after
December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU.
The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the
Fund.

The Fund and First Trust have retained the Sub-Advisors to provide recommendations to the Advisor regarding the selection and on-going monitoring of the securities in the Fund's investment portfolio. First Trust executes all transactions on behalf of the Fund, with the exception of the securities that are selected by FTGP. EIP, an affiliate of First Trust, provides recommendations regarding the selection of MLP securities for the Fund's investment portfolio and provides ongoing monitoring of the MLP securities, MLP affiliate and energy infrastructure securities in the Fund's investment portfolio selected by EIP.
EIP exercises discretion only with respect to assets of the Fund allocated to
EIP by the Advisor. FTGP, an affiliate of First Trust, selects international sovereign debt securities for the Fund's investment portfolio and provides ongoing monitoring of the international sovereign debt securities in the Fund's investment portfolio selected by FTGP. RBA provides recommendations regarding longer term investment strategies that combine top-down, macroeconomic analysis and quantitatively-driven portfolio construction. Stonebridge, an affiliate of
First Trust, provides recommendations regarding the selection and ongoing monitoring of the preferred and hybrid securities in the Fund's investment portfolio.

                                                                         Page 27


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2018

Pursuant to the Investment Management Agreement between the Trust and Advisor,
First Trust will supervise the Sub-Advisors and their management of the investment of the Fund's assets and will pay EIP, FTGP, RBA and Stonebridge for their services as the Fund's sub-advisors. First Trust will also be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, pro rata share of fees and expenses attributable to investments in other investment companies
("acquired fund fees and expenses") with the exception of those attributable to affiliated Funds, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a
12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First
Trust an annual unitary management fee equal to 0.85% of its average daily net assets. The total of the unitary management fee, acquired fund fees and expenses, and other excluded expenses, represents the Fund's total annual operating expenses. Pursuant to a contractual agreement between the Trust, on behalf of the Fund, and First Trust, the management fees paid to First Trust will be reduced by the proportional amount of the acquired fund fees and expenses of the shares of investment companies held by the Fund so that the Fund would not bear the indirect costs of holding them, provided that the investment companies are advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust's Board of Trustees or (ii) the termination of the Fund's management agreement with
First Trust. First Trust does not have the right to recover the fees waived that are attributable to acquired fund fees and expenses on the shares of investment companies advised by First Trust. During the fiscal year ended October 31, 2018, the Advisor waived fees of $330,642.

During the fiscal year ended October 31, 2017, the Fund received a reimbursement from the Advisor of $3,457 in connection with a trade error.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee
Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments and in-kind transactions for the fiscal year ended October 31, 2018, were $184,298 and $102,292,775, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments and in-kind transactions for the fiscal year ended October 31, 2018, were $3,647,175 and
$97,712,639, respectively.

For the fiscal year ended October 31, 2018, the cost of in-kind purchases and proceeds from in-kind sales were $2,080,133 and $10,945,470, respectively.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2018

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at
October 31, 2018, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.


                                              ASSET DERIVATIVES                    LIABILITY DERIVATIVES
                                     ------------------------------------   -----------------------------------
DERIVATIVE               RISK        STATEMENT OF ASSETS AND                STATEMENT OF ASSETS AND
INSTRUMENTS            EXPOSURE       LIABILITIES LOCATION       VALUE       LIABILITIES LOCATION       VALUE
------------------   -------------   -----------------------   ----------   -----------------------   ---------
Futures              Interest rate   Unrealized appreciation                Unrealized depreciation
contracts            risk            on futures contracts*     $      465   on futures contracts*     $   1,755


*     Includes cumulative appreciation/depreciation on futures contracts as reported in the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2018, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

STATEMENT OF OPERATIONS LOCATION
--------------------------------
CURRENCY RISK EXPOSURE
Net realized gain (loss) on futures contracts                 $ (51,223)
Net change in unrealized appreciation (depreciation) on
   futures contracts                                             16,440

During the fiscal year ended October 31, 2018, there were no forward foreign currency contracts opened or closed.

During the fiscal year ended October 31, 2018, the notional value of futures contracts opened and closed were $3,693,617 and $4,973,253, respectively.

During the fiscal year ended October 31, 2018, there were no options contracts opened or closed.

The Fund does not have the right to offset financial assets and financial liabilities related to futures contracts on the Statement of Assets and
Liabilities.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an
"Authorized Participant'). In order to purchase Creation Units of the Fund, an
Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit
Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. The Fund's Creation Units are generally issued and redeemed for cash. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash
Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash
Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation Transaction Fee")
regardless of the number of Creation Units purchased in the transaction. The
Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled.
The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an
Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized
Participant may also be assessed an amount to cover the cost of purchasing the
Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

                                                                         Page 29


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2018

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The
Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The
Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2020.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND IV:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Strategic Income ETF (the "Fund"),
one of the funds constituting First Trust Exchange-Traded Fund IV, as of October
31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended October 31, 2018, 2017,
2016, and 2015 and for the period from August 13, 2014 (commencement of operations) through October 31, 2014, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended October 31, 2018, 2017, 2016, and 2015 and for the period from August 13, 2014 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of
America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 17, 2018

We have served as the auditor of one or more First Trust investment companies since 2001.

                                                                         Page 31


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2018 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the
SEC for the first and third quarters of each fiscal year on Form N-Q. The
Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the SEC's website at www.sec.gov.

Beginning in April 2019, the Trust will cease to disclose the Fund's holdings on
Form N-Q and will file Form N-PORT with the SEC on a monthly basis. Part F of
Form N-PORT, which contains the complete schedule of the Fund's portfolio holdings, will be made available in the same manner as Form N-Q discussed above.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2018, the following percentages of income dividend paid by the Fund qualified for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:

          Dividends Received Deduction         Qualified Dividend Income
          ----------------------------         -------------------------
                     21.30%                             24.90%

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO SOME OR ALL OF THE FUNDS ARE IDENTIFIED BELOW, BUT NOT ALL OF THE
MATERIAL RISKS RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT. THE MATERIAL
RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT IN ITS PROSPECTUS, STATEMENT OF
ADDITIONAL INFORMATION AND OTHER REGULATORY FILINGS. BEFORE INVESTING, YOU
SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES,
AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR
CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS,
WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a Fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if the Fund were more broadly diversified. A Fund that tracks an index will be concentrated to the extent the Fund's corresponding index is concentrated. A concentration makes a Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not concentrated.

CREDIT RISK . Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The Funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a Fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a Fund uses derivative instruments such as futures contracts, options contracts and swaps, the Fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the
Fund.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2018 (UNAUDITED)

EQUITY SECURITIES RISK. To the extent a Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a Fund invests in fixed income securities, the Fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a Fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a Fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

FUND OF FUNDS RISK. To the extent a Fund invests in the securities of other investment vehicles, the Fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the Fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the Fund invests.

INDEX CONSTITUENT RISK. Certain Funds may be a constituent of one or more indices. As a result, such a Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a Fund's net asset value could be negatively impacted and the Fund's market price may be significantly below its net asset value during certain periods.

INDEX PROVIDER RISK. To the extent a Fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the Fund and its shareholders.

MANAGEMENT RISK. To the extent that a Fund is actively managed, it is subject to management risk. In managing an actively-managed Fund's investment portfolio, the Fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objective.

MARKET RISK. Securities held by a Fund, as well as shares of a Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.

                                                                         Page 33


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2018 (UNAUDITED)

NON-U.S. SECURITIES RISK. To the extent a Fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S.
securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

          NOT FDIC INSURED   NOT BANK GUARANTEED   MAY LOSE VALUE

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AND
SUB-ADVISORY AGREEMENTS

The Board of Trustees (the "Board") of First Trust Exchange-Traded Fund IV (the
"Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement")
between the Trust, on behalf of First Trust Strategic Income ETF (the "Fund"), and First Trust Advisors L.P. ("First Trust" or the "Advisor"); the Investment
Sub-Advisory Agreement (the "Stonebridge Sub-Advisory Agreement") among the
Trust, on behalf of the Fund, the Advisor and Stonebridge Advisors LLC
("Stonebridge"); the Investment Sub-Advisory Agreement (the "Richard Bernstein
Sub-Advisory Agreement") among the Trust, on behalf of the Fund, the Advisor and
Richard Bernstein Advisors LLC ("Richard Bernstein"); the Investment
Sub-Advisory Agreement (the "Energy Income Partners Sub-Advisory Agreement")
among the Trust, on behalf of the Fund, the Advisor and Energy Income Partners,
LLC ("Energy Income Partners"); and the Investment Sub-Advisory Agreement (the
"First Trust Global Sub-Advisory Agreement") among the Trust, on behalf of the
Fund, the Advisor and First Trust Global Portfolios Ltd. ("First Trust Global").
The Stonebridge Sub-Advisory Agreement, the Richard Bernstein Sub-Advisory
Agreement, the Energy Income Partners Sub-Advisory Agreement and the First Trust
Global Sub-Advisory Agreement are collectively referred to as the "Sub-Advisory
Agreements." Stonebridge, Richard Bernstein, Energy Income Partners and First
Trust Global are each referred to as a "Sub-Advisor" and collectively as the
"Sub-Advisors." The Sub-Advisory Agreements together with the Advisory Agreement are referred to as the "Agreements." The Board approved the continuation of the
Agreements for a one-year period ending June 30, 2019 at a meeting held on June
11, 2018. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor and each Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and each Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds
(which were either mutual funds or exchange-traded funds ("ETFs")) compiled by
Management Practice, Inc. ("MPI"), an independent source (the "Peer Group"), and as compared to fees charged to other clients of the Advisor, including other
ETFs managed by the Advisor; the sub-advisory fee rates for the Fund as compared to fees charged to other clients of the Sub-Advisors; expenses of the Fund as compared to expense ratios of the funds in the Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and each Sub-Advisor; any fall-out benefits to the Advisor and its affiliates, First Trust Portfolios L.P. ("FTP") and First Trust Global, and the
Sub-Advisors; and information on the Advisor's and each Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisors. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2018 (UNAUDITED)

supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent
Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and each Sub-Advisor continue to be reasonable business arrangements from the Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisors manage the Fund and knowing the
Fund's unitary fee.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisors under the
Agreements. The Board considered that the Fund is an actively-managed ETF and employs a multi-manager/multi-sleeve structure. With respect to the Advisory
Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the
Sub-Advisors and the strategic and tactical asset allocations among internal management teams and the Sub-Advisors, as well as the background and experience of the persons responsible for such services. The Board considered that
Stonebridge and Richard Bernstein act as non-discretionary managers providing model portfolio recommendations to the Advisor, and that although First Trust
Global and Energy Income Partners act as discretionary investment advisors,
First Trust executes the Fund's portfolio trades. The Board noted that members of First Trust's Mortgage Securities Team and Leveraged Finance Investment Team
participate in the management of the Fund and considered the experience of each
Team and noted the Board's prior meetings with members of each Team. The Board also received a presentation from representatives of the Mortgage Securities
Team at the April 23, 2018 meeting. The Board noted that the Advisor oversees management of the Fund's investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the Sub-Advisors' and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April
23, 2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund
Complex. With respect to the Sub-Advisory Agreements, the Board reviewed the materials provided by each Sub-Advisor and considered the services that each
Sub-Advisor provides to the Fund, including each Sub-Advisor's discretionary or non-discretionary management, as applicable, of the portion of the Fund's assets allocated it. In considering each Sub-Advisor's services to the Fund, the Board noted the background and experience of each Sub-Advisor's portfolio management team and the Board's prior meetings with members of each portfolio management team. The Board also received presentations from a representative of First Trust
Global at the April 23, 2018 meeting and from representatives of Energy Income
Partners at the June 11, 2018 meeting. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and each
Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor and Sub-Advisors have managed the Fund consistent with the Fund's investment objectives, policies and restrictions.

The Board considered the unitary fee rate payable by the Fund under the Advisory
Agreement for the services provided. The Board noted that the Advisor pays each
Sub-Advisor a separate sub-advisory fee from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the
Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services, and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The
Board noted that the Advisor agreed to waive its unitary fee to the extent of acquired fund fees and expenses of shares of investment companies advised by the
Advisor that are held by the Fund. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Peer Group, as well as advisory and unitary fee rates charged by the
Advisor and the Sub-Advisors to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund's Peer Group included a peer fund that pays a unitary fee and because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund, after taking into account the contractual fee waiver, was below the median total (net)
expense ratio of the peer funds in the Peer Group. With respect to the Peer
Group, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Group and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that there were no other actively-managed ETFs following a multi-manager/multi-sleeve strategy like the Fund and that the peer funds were either index-based ETFs or open-end mutual funds. The Board also noted that only two of the peer funds employed an advisor/sub-advisor management structure. The

                                                                         Page 35


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2018 (UNAUDITED)

Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for the one- and three-year periods ended December 31, 2017 to the performance of the peer funds in the Peer Group and to that of two benchmark indexes and a blended benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Bloomberg
Barclays Capital U.S. Aggregate Bond Index and the blended benchmark index for the one- and three-year periods ended December 31, 2017 but underperformed the
Peer Group average and the Russell 3000(R) Index for the one- and three-year periods ended December 31, 2017.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisors are compensated)
continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisors to the Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in infrastructure and personnel. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the
Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs
(including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2017 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board noted that affiliates of the Advisor have ownership interests in Stonebridge, Energy Income Partners and First Trust
Global and considered potential fall-out benefits to the Advisor from such ownership interests. The Board also considered that the Advisor had identified as a fall out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with
First Trust. The Board noted that the Advisor does not maintain any soft-dollar arrangements. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

With respect to the Stonebridge Sub-Advisory Agreement, the Board considered
Stonebridge's expenses in providing investment services to the Fund and noted
Stonebridge's hiring of additional personnel in recent years and commitment to add additional resources if assets increase. The Board did not review the profitability of Stonebridge with respect to the Fund. The Board noted that the
Advisor pays Stonebridge from the unitary fee, and its understanding that the
Fund's sub-advisory fee rate was the product of an arm's length negotiation. The
Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by
Stonebridge from its relationship with the Fund, including potential fall-out benefits to Stonebridge from the ownership interest of an affiliate of the
Advisor in Stonebridge. The Board noted that Stonebridge acts as non-discretionary manager providing model portfolio recommendations to the
Advisor and does not provide trade execution services to the Fund. The Board concluded that the character and amount of potential fall-out benefits to
Stonebridge were not unreasonable.

With respect to the Richard Bernstein Sub-Advisory Agreement, the Board
considered Richard Bernstein's statements about economies of scale. The Board did not review the profitability of Richard Bernstein with respect to the Fund.
The Board noted that the Advisor pays Richard Bernstein from the unitary fee, and its understanding that the Fund's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board noted the potential fall-out benefits identified by Richard Bernstein as a result of its relationship with the Fund and the Advisor. The Board noted that Richard Bernstein acts as non-discretionary manager providing model portfolio recommendations to the
Advisor and does not provide trade execution services to the Fund. The Board concluded that the character and amount of potential fall-out benefits to
Richard Bernstein were not unreasonable.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2018 (UNAUDITED)

With respect to the Energy Income Partners Sub-Advisory Agreement, the Board
considered that Energy Income Partners' investment services expenses are primarily fixed, and that Energy Income Partners has made recent investments in additional personnel and infrastructure and expects its expenses to increase over the next twelve months as it continues to make investments in additional personnel. The Board did not review the profitability of Energy Income Partners with respect to the Fund. The Board noted that the Advisor pays Energy Income
Partners from the unitary fee, and its understanding that the Fund's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The
Board considered fall-out benefits that may be realized by Energy Income
Partners from its relationship with the Fund, including the potential fall-out benefits to Energy Income Partners from the ownership interest of an affiliate of the Advisor in Energy Income Partners. The Board noted that Energy Income
Partners does not provide trade execution services on behalf of the Fund. The
Board concluded that the character and amount of potential fall-out benefits to
Energy Income Partners were not unreasonable.

With respect to the First Trust Global Sub-Advisory Agreement, the Board
considered First Trust Global's statements that expenses incurred in providing services to the Fund are of a fixed nature and that, at this time, no economies of scale have been identified from the provision of services to the Fund. The
Board did not review the profitability of First Trust Global with respect to the
Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential fall-out benefits to First
Trust Global from being associated with the Advisor and the Fund. The Board noted that First Trust Global does not provide trade execution services on behalf of the Fund. The Board concluded that the character and amount of potential fall-out benefits to First Trust Global were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                                                                         Page 37


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2018 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                    NUMBER OF            OTHER
                                                                                                  PORTFOLIOS IN     TRUSTEESHIPS OR
                                                                                                 THE FIRST TRUST     DIRECTORSHIPS
           NAME,               TERM OF OFFICE AND                                                 FUND COMPLEX      HELD BY TRUSTEE
     YEAR OF BIRTH AND         YEAR FIRST ELECTED             PRINCIPAL OCCUPATIONS                OVERSEEN BY        DURING PAST
   POSITION WITH THE FUND         OR APPOINTED                 DURING PAST 5 YEARS                   TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term    Physician, Officer, Wheaton Orthopedics;           159        None
(1951)                                              Limited Partner, Gundersen Real Estate
                               o Since Inception    Limited Partnership (June 1992 to
                                                    December 2016); Member, Sportsmed LLC
                                                    (April 2007 to November 2015)

Thomas R. Kadlec, Trustee      o Indefinite Term    President, ADM Investors Services, Inc.            159        Director of ADM
(1957)                                              (Futures Commission Merchant)                                 Investor Services,
                               o Since Inception                                                                  Inc., ADM
                                                                                                                  Investor Services
                                                                                                                  International,
                                                                                                                  Futures Industry
                                                                                                                  Association, and
                                                                                                                  National Futures
                                                                                                                  Association

Robert F. Keith, Trustee       o Indefinite Term    President, Hibs Enterprises (Financial and         159        Director of Trust
(1956)                                              Management Consulting)                                        Company of
                               o Since Inception                                                                  Illinois

Niel B. Nielson, Trustee       o Indefinite Term    Senior Advisor (August 2018 to Present),           159        Director of
(1954)                                              Managing Director and Chief Operating                         Covenant
                               o Since Inception    Officer (January 2015 to August 2018),                        Transport Inc.
                                                    Pelita Harapan Educational Foundation                         (May 2003 to
                                                    (Educational Product and Services);                           May 2014)
                                                    President and Chief Executive Officer
                                                    (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products
                                                    and Services); President and Chief
                                                    Executive Officer (June 2012 to September
                                                    2014), Dew Learning LLC (Educational
                                                    Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term    Chief Executive Officer, First Trust               159        None
Chairman of the Board                               Advisors L.P. and First Trust Portfolios
(1955)                         o Since Inception    L.P.; Chairman of the Board of Directors,
                                                    BondWave LLC (Software Development
                                                    Company) and Stonebridge Advisors LLC
                                                    (Investment Advisor)


-----------------------------

(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2018 (UNAUDITED)


     NAME AND             POSITION AND OFFICES         TERM OF OFFICE AND                     PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH               WITH TRUST              LENGTH OF SERVICE                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief Executive   o Indefinite Term      Managing Director and Chief Financial Officer
(1966)                Officer                                                (January 2016 to Present), Controller (January 2011
                                                      o Since January 2016   to January 2016), Senior Vice President (April 2007
                                                                             to January 2016), First Trust Advisors L.P. and First
                                                                             Trust Portfolios L.P.; Chief Financial Officer
                                                                             (January 2016 to Present), BondWave LLC
                                                                             (Software Development Company) and Stonebridge
                                                                             Advisors LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial      o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief                                      President (April 2012 to July 2016), First Trust
                      Accounting Officer              o Since January 2016   Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine      Secretary and Chief             o Indefinite Term      General Counsel, First Trust Advisors L.P. and
(1960)                Legal Officer                                          First Trust Portfolios L.P.; Secretary and General
                                                      o Since Inception      Counsel, BondWave LLC; Secretary, Stonebridge
                                                                             Advisors LLC

Daniel J. Lindquist   Vice President                  o Indefinite Term      Managing Director, First Trust Advisors L.P. and
(1970)                                                                       First Trust Portfolios L.P.
                                                      o Since Inception

Kristi A. Maher       Chief Compliance Officer        o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                                and First Trust Portfolios L.P.
                                                      o Since Inception

Roger F. Testin       Vice President                  o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
(1966)                                                                       and First Trust Portfolios L.P.
                                                      o Since Inception

Stan Ueland           Vice President                  o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
(1970)                                                                       and First Trust Portfolios L.P.
                                                      o Since Inception


-----------------------------

(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                         Page 39


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2018 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews,
            applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies".
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

May 2017


FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISORS
Energy Income Partners, LLC
10 Wright Street
Westport, CT 06880

First Trust Global Portfolios Limited
8 Angel Court
London EC2R 7HJ
Richard Bernstein Advisors, LLC
120 West 45th Street, 36th Floor

New York, NY 10036
Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT 06897

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

First Trust Low Duration Opportunities ETF (LMBS)

Annual Report
For the Year Ended
October 31, 2018


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                 ANNUAL REPORT
                                OCTOBER 31, 2018

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Low Duration Opportunities ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the
Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2018

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the First Trust
Low Duration Opportunities ETF (the "Fund"), which contains detailed information about the Fund for the twelve months ended October 31, 2018, including a market overview and a performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.

As I mentioned in my April 2018 letter, 2017 was a very strong year for U.S. and global markets. Investors were rewarded with rising markets and very little volatility. As 2018 began, investors were hoping for another strong year in the markets. For the entire first quarter, however, increased market volatility was the norm for U.S. and global markets. The markets continued their volatility throughout the second quarter. During April and May, the Dow Jones Industrial
Average ("DJIA") closed out each month slightly down, but ended both June and
July slightly up. August was a strong month for stocks, and the DJIA finished
August just under its previous high in January of 2018. At the close of the third quarter in September, the markets had moved higher into positive territory. In fact, all three major U.S. indices (the Nasdaq Composite Index, the DJIA, and the S&P 500(R) Index) hit record levels during the third quarter.
In October, markets were again very volatile, surprising analysts and investors alike. Both global and U.S. markets fell on fears of slowing growth, trade wars and higher interest rates. The DJIA was down 5% for October and the MSCI EAFE
Index, an index of stocks in 21 developed markets (excluding the U.S. and
Canada), was down 9% for the same period.

Based on continued strong job growth and the economic outlook in the U.S., the
Federal Reserve (the "Fed") raised interest rates in March, June and September.
At their September meeting, the Fed also indicated the possibility of one more rate hike in 2018 as well as three more rate hikes in 2019.

Trade tensions have had an impact on markets around the world and could continue to do so in the future. However, our economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk about more equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.

We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.

Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

The primary investment objective of the First Trust Low Duration Opportunities
ETF (the "Fund") is to generate current income. The Fund's secondary investment objective is to provide capital appreciation. The Fund is an actively managed exchange-traded fund. First Trust Advisors L.P. ("First Trust" or the "Advisor")
serves as the advisor. Jim Snyder and Jeremiah Charles are the Fund's portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund's investment portfolio.

Under normal market conditions, the Fund will seek to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in mortgage-related debt securities and other mortgage-related instruments. The Fund's investment categories are: (i) mortgage-related investments, including mortgage-backed securities that may be, but are not required to be, issued or guaranteed by the U.S. government or its agencies or instrumentalities; (ii) U.S. government securities, including callable agency securities, which give the issuer (the U.S. government agency) the right to redeem the security prior to maturity, and U.S. government inflation-indexed securities; and (iii) high yield debt, commonly referred to as "junk" debt.
Although the Fund intends to invest primarily in investment grade securities, the Fund may invest up to 20% of its net assets (including investment borrowings) in securities of any credit quality, including securities that are below investment grade (as described in (iii) above), illiquid securities, and derivative instruments. The Fund is non-diversified.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            AVERAGE ANNUAL           CUMULATIVE
                                                                                             TOTAL RETURNS          TOTAL RETURNS
                                                                          1 Year Ended    Inception (11/4/14)    Inception (11/4/14)
                                                                            10/31/18          to 10/31/18            to 10/31/18
FUND PERFORMANCE
NAV                                                                           0.84%              3.27%                 13.68%
Market Price                                                                  0.88%              3.30%                 13.82%

INDEX PERFORMANCE
ICE BofAML 1-5 Year US Treasury & Agency Index                               -0.34%              0.68%                  2.73%
------------------------------------------------------------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

-----------------------------------------------------------
                                           % OF LONG-TERM
ASSET CLASSIFICATION                       INVESTMENTS(1)
-----------------------------------------------------------
U.S. Government Agency Mortgage-
   Backed Securities                            71.33%
Mortgage-Backed Securities                      11.05
U.S. Government Bonds and Notes                  7.40
Asset-Backed Securities                          6.94
Exchange-Traded Funds                            3.28
                                              --------
     Total                                     100.00%
                                              ========

-----------------------------------------------------------
                                          % OF TOTAL LONG
                                            FIXED-INCOME
CREDIT QUALITY(2)                        INVESTMENTS & CASH
-----------------------------------------------------------
Government and Agency                           81.40%
AAA                                              2.44
AA+                                              0.07
AA                                               0.01
AA-                                              0.01
A+                                               0.02
A                                                0.01
BBB+                                             0.01
BBB                                              0.02
BBB-                                             0.01
Below Investment Grade                           1.31
Not Rated                                       14.69
Cash                                             0.00*
                                              --------
     Total                                     100.00%
                                              ========

* Amount is less than 0.01%.

-----------------------------------------------------------
                                           % OF LONG-TERM
TOP TEN HOLDINGS                           INVESTMENTS(1)
-----------------------------------------------------------
Federal National Mortgage Association,
   Pool TBA                                      4.35%
Federal National Mortgage Association,
   Pool TBA                                      2.86
U.S. Treasury Note                               2.37
Federal National Mortgage Association,
   Pool TBA                                      2.24
Federal Home Loan Mortgage Corporation,
   Pool U69055                                   2.14
Federal National Mortgage Association,
   Pool BM3980, 12 Mo. LIBOR + 1.78%             2.08
U.S. Treasury Note                               2.07
iShares 20+ Year Treasury Bond ETF               1.76
iShares 7-10 Year Treasury Bond ETF              1.52
Federal National Mortgage Association,
   Pool CA1576                                   1.46
                                              --------
     Total                                      22.85%
                                              ========

-----------------------------------------------------------
WEIGHTED AVERAGE EFFECTIVE NET DURATION
-----------------------------------------------------------
October 31, 2018                             2.45 Years
High - October 31, 2018                      2.45 Years
Low - August 31, 2018                        1.84 Years

-----------------------------

(1)   Percentages are based on the long positions only. Money market funds and short positions are excluded.

(2)   The ratings are by Standard & Poor's Ratings Group, a division of The
      McGraw-Hill Companies, Inc. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO), of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured highest to lowest on a scale that generally ranges from AAA to D for long-term ratings and A-1+ to C for short-term ratings.
      Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher or a short-term credit rating of A-3 or higher.
      The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares.
      U.S. Treasury and U.S. Agency mortgage-backed securities appear under
      "Government and Agency". Credit ratings are subject to change.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)


                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                    NOVEMBER 4, 2014 - OCTOBER 31, 2018

            First Trust Low Duration    ICE BofAML 1-5 Year US
               Opportunities ETF        Treasury & Agency Index
11/4/14             $10,000                    $10,000
4/30/15              10,236                     10,097
10/31/15             10,362                     10,144
4/30/16              10,725                     10,256
10/31/16             11,138                     10,301
4/30/17              11,186                     10,279
10/31/17             11,274                     10,307
4/30/18              11,294                     10,205
10/31/18             11,368                     10,273


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 5, 2014
(commencement of trading) through October 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                          NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                    AT/ABOVE NAV                                   BELOW NAV
                      ----------------------------------------      ----------------------------------------
                      0.00%-     0.50%-     1.00%-                  0.00%-     0.50%-     1.00%-
FOR THE PERIOD        0.49%      0.99%      1.99%      >=2.00%      0.49%      0.99%      1.99%      >=2.00%
11/5/14 - 10/31/15     144         40          0          1           62          3          0          0
11/1/15 - 10/31/16     178          7          0          0           66          1          0          0
11/1/16 - 10/31/17     236          0          0          0           16          0          0          0
11/1/17 - 10/31/18     222          1          0          0           29          0          0          0



--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                 ANNUAL REPORT
                          OCTOBER 31, 2018 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the First Trust Low Duration Opportunities ETF ("the Fund" or
"LMBS"). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the investments in the Fund's portfolio and certain other services necessary for the management of the portfolio. First Trust serves as advisor for seven mutual fund portfolios, ten exchange-traded trusts consisting of 137 series and 15 closed-end funds and is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP").

                           PORTFOLIO MANAGEMENT TEAM

JEREMIAH CHARLES - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER
JIM SNYDER - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER

                                   COMMENTARY

MARKET RECAP

The fiscal year ended October 31, 2018 was characterized with bond market yields under pressure as markets began to price in faster economic growth in the U.S.
spurring concern for a potentially more hawkish Federal Reserve (the "Fed"), coupled with increases in treasury supply issuance as forecasted U.S. budget deficits trended higher. As such, yields across the curve moved meaningfully higher, led by the 2-year Treasury which sold off from 1.60% to a yield of
2.87%. As a result, the 2/30's yield curve bear flattened rather dramatically, from 128 basis points ("bps") to 52 bps to close the annual period. As expected, the Fed raised rates in December 2017 and again three more times in 2018, continuing the path to normalization of monetary policy. Over the period, the concern of a more hawkish Fed grew, global trade wars intensified and as a result, measures of volatility increased across broader fixed income markets.
This injection of volatility, coupled with the Fed formally ending its quantitative easing program and increasing the pace of balance sheet reduction saw Agency mortgage-backed securities ("MBS") option-adjusted spreads widen from a low of 19 bps to a high of 42 bps, before closing the annual period at 41 bps.

PERFORMANCE ANALYSIS

During the fiscal year ended October 31, 2018, the Fund returned 0.84% at net asset value ("NAV"). Since the Fund's November 4, 2014 inception, the Fund has returned 3.27% on an average annualized basis at NAV.

During the 2018 fiscal year, the ICE BofAML 1-5 Year U.S. Treasury & Agency
Index (the "Index") returned -0.34%. Since the Fund's inception, the Index has returned 0.68% on an average annualized basis.

During the fiscal year ended October 31, 2018, the Fund outperformed the Index by 1.18% and has outperformed the Index by 2.59% on an average annualized basis since inception. The Fund, on average, maintained a very defensive duration in the portfolio relative to the benchmark, during the reporting period. This was a key driver of outperformance as U.S. bond market yields increased rather significantly. Additional key contributors to outperformance include Agency
MBS-based hedges, which helped to offset Agency MBS spreads widening over the course of the year, the continued investment in the Non-Agency MBS sector, which performed well into the broader bond market yield backup, as well as increasing allocations to short maturity U.S. Treasury securities to take advantage of a flatter yield curve and more attractive yield opportunities on the front end.

FUND AND MARKET OUTLOOK

Late 2017 and throughout 2018 saw the Fed continue monetary policy normalization with four 25 bps hikes from December 2017 through September 2018. Additionally, the Fed followed through on previously announced plans to formally begin reducing the size of its fixed income balance sheet. We expect that the Fed will continue to raise the overnight Fed Funds rate with a potential of four total hikes during the 2018-2019 fiscal year. The labor markets have continued to tighten over the past twelve months, and with that, we expect income and wage growth to pick up modestly. Measures of inflation have begun to track the Fed's established 2% target, and we are wary of continued inflationary increases putting upward pressure on yields of the longer maturity segments of the bond market. As the Fed pushes on with interest rate normalization, we anticipate that the simultaneous tapering of the Fed's portfolio will continue to have an impact on overall bond market valuations, causing measures of volatility to remain elevated, and to potentially increase, causing fixed income spreads to widen, particularly in less liquid, lower quality and longer maturity segments of the U.S. bond market.

Although we have increased the overall duration in the Fund over the last few months, given our outlook on the broader bond markets, we plan to continue to strategically manage the Fund defensively versus the Index from a duration standpoint, while making tactical adjustments as interest rates reprice due to heightened volatility. From an asset allocation perspective, we plan to maintain

                                                                          Page 5


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                 ANNUAL REPORT
                          OCTOBER 31, 2018 (UNAUDITED)

higher levels of liquidity within the Fund with allocations to fixed rate Agency
MBS pass-throughs, U.S. Treasuries, as well as ongoing elevated cash balances.
We plan to continue to reinvest in shorter Non-Agency MBS assets, however we are focused heavily on borrower and collateral credit quality, deal structure and relative value spread capture versus the Agency MBS sector. Given the widening experienced in fixed rate Agency MBS, we have reduced the size of our hedges, however we will maintain a structural hedge of very low coupon, longer maturity
Agency MBS pass-throughs, which correspond to very large Fed MBS holdings. In addition to managing the Fund's duration and spread exposures, we will continue to deploy appropriate yield curve management strategies consistent with our market outlook and we believe this strategy will continue to improve the portfolio results, particularly in the current monetary policy normalization cycle.


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2018 (UNAUDITED)

As a shareholder of First Trust Low Duration Opportunities ETF (the "Fund"), you
incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other
Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2018.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE        DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX MONTH         SIX MONTH
                                                    MAY 1, 2018      OCTOBER 31, 2018      PERIOD (a)       PERIOD (a) (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
Actual                                               $1,000.00          $1,006.60             0.65%             $3.29
Hypothetical (5% return before expenses)             $1,000.00          $1,021.93             0.65%             $3.31


(a)   Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.

(b)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2018 through October 31, 2018), multiplied by 184/365 (to reflect the six-month period).

                                                                          Page 7


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 69.2%
                  ASSET-BACKED SECURITIES -- 0.0%
                  Fannie Mae Grantor Trust
$        472,967     Series 2002-T7, Class A1, 1 Mo. LIBOR + 0.11% (a)............      2.44%        07/25/32    $        460,059
                  Federal Home Loan Mortgage Corporation
           5,886     Series 2006-72, Class A1, 1 Mo. LIBOR + 0.21% (a)............      2.42%        03/25/36               5,875
                                                                                                                 ----------------
                                                                                                                          465,934
                                                                                                                 ----------------
                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 19.2%
                  Federal Home Loan Mortgage Corporation
             510     Series 1989-74, Class F......................................      6.00%        10/15/20                 514
              19     Series 1990-186, Class E.....................................      6.00%        08/15/21                  19
              88     Series 1990-188, Class H.....................................      7.00%        09/15/21                  90
          72,204     Series 1992-133, Class B, IO, STRIPS.........................      8.50%        06/01/22               7,890
           1,542     Series 1992-205, Class A, 1 Mo. LIBOR + 0.45% (a)............      2.73%        05/15/23               1,546
          91,293     Series 1992-1206, Class IB, 1 Mo. LIBOR + 0.83% (a)..........      3.11%        03/15/22              92,288
          25,083     Series 1993-1498, Class I, 1 Mo. LIBOR + 1.15% (a)...........      3.43%        04/15/23              25,552
          19,767     Series 1993-1552, Class I, 10 Yr. U.S. Treasury Yield
                        Curve -0.65% (a)..........................................      2.40%        08/15/23              19,715
           2,803     Series 1993-1577, Class PK...................................      6.50%        09/15/23               2,918
         176,179     Series 1993-1579, Class PM...................................      6.70%        09/15/23             186,568
         141,867     Series 1993-1630, Class PK...................................      6.00%        11/15/23             147,543
          13,251     Series 1993-1643, Class PK...................................      6.50%        12/15/23              13,870
         445,873     Series 1994-1710, Class G, 1 Mo. LIBOR + 1.50% (a)...........      3.78%        04/15/24             455,876
          19,816     Series 1998-2042, Class H, PO................................       (b)         03/15/28              17,871
           2,548     Series 1998-2089, Class PJ, IO...............................      7.00%        10/15/28                 288
          12,061     Series 1998-2102, Class Z....................................      6.00%        12/15/28              12,867
       1,199,807     Series 1999-21, Class A, 1 Mo. LIBOR + 0.18% (a).............      2.46%        10/25/29           1,192,043
         642,665     Series 1999-201, Class PO, PO, STRIPS........................       (b)         01/01/29             561,956
          79,362     Series 2000-2245, Class EA, PO...............................       (b)         08/15/30              74,189
           3,224     Series 2001-2365, Class LO, PO...............................       (b)         09/15/31               3,161
         101,486     Series 2002-48, Class 1A (c).................................      4.99%        07/25/33             103,951
         106,521     Series 2002-2405, Class BF...................................      7.00%        03/25/24             113,063
         150,747     Series 2002-2410, Class OG...................................      6.38%        02/15/32             173,541
         341,610     Series 2002-2425, Class PO, PO...............................       (b)         03/15/32             305,236
         190,682     Series 2002-2427, Class GE...................................      6.00%        03/15/32             208,622
         359,213     Series 2002-2437, Class SA, IO,
                        1 Mo. LIBOR (x) -1 + 7.90% (d)............................      5.62%        01/15/29              47,192
          92,976     Series 2002-2449, Class LO, PO...............................       (b)         05/15/32              83,200
          54,142     Series 2002-2499, Class PO, PO...............................       (b)         01/15/32              47,589
          19,986     Series 2003-58, Class 2A.....................................      6.50%        09/25/43              22,330
         180,450     Series 2003-225, Class PO, PO, STRIPS........................       (b)         11/15/33             147,825
          57,037     Series 2003-2557, Class HL...................................      5.30%        01/15/33              60,886
         198,444     Series 2003-2564, Class AC...................................      5.50%        02/15/33             214,877
         613,219     Series 2003-2574, Class PE...................................      5.50%        02/15/33             658,990
         285,347     Series 2003-2577, Class LI, IO...............................      5.50%        02/15/33              59,061
       1,728,000     Series 2003-2581, Class LL...................................      5.25%        03/15/33           1,854,558
         684,794     Series 2003-2586, Class TG...................................      5.50%        03/15/23             708,746
         174,285     Series 2003-2597, Class AE...................................      5.50%        04/15/33             182,232
       1,792,000     Series 2003-2613, Class LL...................................      5.00%        05/15/33           1,908,693
         214,915     Series 2003-2626, Class ZW...................................      5.00%        06/15/33             225,237
         318,075     Series 2003-2626, Class ZX...................................      5.00%        06/15/33             330,976
         134,000     Series 2003-2669, Class LL...................................      5.50%        08/15/33             144,309
           8,000     Series 2003-2676, Class LL...................................      5.50%        09/15/33               8,644
           5,022     Series 2003-2703, Class CB...................................      4.00%        11/15/18               5,018


Page 8                  See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$        615,049     Series 2004-2771, Class NL...................................      6.00%        03/15/34    $        683,254
          27,447     Series 2004-2785, Class NC...................................      4.00%        04/15/19              27,476
         566,403     Series 2004-2793, Class PE...................................      5.00%        05/15/34             600,582
       1,462,088     Series 2004-2801, Class SE, IO,
                        1 Mo. LIBOR (x) -1 + 7.05% (d)............................      4.77%        07/15/32             231,032
         299,432     Series 2004-2835, Class QY, IO,
                        1 Mo. LIBOR (x) -1 + 7.90% (d)............................      5.62%        12/15/32              49,196
          30,099     Series 2004-2863, Class PO, PO...............................       (b)         10/15/31              28,502
         244,355     Series 2004-2890, Class ZA...................................      5.00%        11/15/34             260,438
         492,976     Series 2004-2891, Class ZA...................................      6.50%        11/15/34             631,321
         551,319     Series 2004-2907, Class DZ...................................      4.00%        12/15/34             543,492
       2,517,367     Series 2005-233, Class 12, IO, STRIPS........................      5.00%        09/15/35             563,285
         677,829     Series 2005-234, Class IO, IO, STRIPS........................      4.50%        10/01/35             146,474
       1,158,502     Series 2005-2923, Class PO, PO...............................       (b)         01/15/35             992,188
          87,460     Series 2005-2934, Class EC, PO...............................       (b)         02/15/20              86,067
         407,000     Series 2005-2973, Class GE...................................      5.50%        05/15/35             453,870
         676,313     Series 2005-2980, Class AO, PO...............................       (b)         11/15/34             552,711
         259,479     Series 2005-2990, Class GO, PO...............................       (b)         02/15/35             227,468
         139,789     Series 2005-3001, Class OK, PO...............................       (b)         02/15/35             117,601
          62,365     Series 2005-3027, Class AP, PO...............................       (b)         05/15/29              54,611
         207,679     Series 2005-3031, Class BI, IO,
                        1 Mo. LIBOR (x) -1 + 6.69% (d)............................      4.41%        08/15/35              32,671
          18,284     Series 2005-3074, Class ZH...................................      5.50%        11/15/35              21,452
         256,052     Series 2005-3077, Class TO, PO...............................       (b)         04/15/35             229,878
         101,683     Series 2006-237, Class PO, PO, STRIPS........................       (b)         05/15/36              83,094
         608,809     Series 2006-238, Class 8, IO, STRIPS.........................      5.00%        04/15/36             129,440
         507,135     Series 2006-243, Class 11, IO, STRIPS (e)....................      7.26%        08/15/36             128,246
         208,468     Series 2006-3100, Class PO, PO...............................       (b)         01/15/36             179,583
         544,097     Series 2006-3114, Class GI, IO,
                        1 Mo. LIBOR (x) -1 + 6.60% (d)............................      4.32%        02/15/36              77,865
         188,956     Series 2006-3117, Class EO, PO...............................       (b)         02/15/36             158,240
          20,510     Series 2006-3117, Class OK, PO...............................       (b)         02/15/36              17,081
         948,009     Series 2006-3117, Class SO, PO...............................       (b)         02/15/36             740,877
          30,178     Series 2006-3117, Class ZU...................................      6.00%        02/15/36              36,803
          28,459     Series 2006-3122, Class OH, PO...............................       (b)         03/15/36              24,930
          28,097     Series 2006-3122, Class OP, PO...............................       (b)         03/15/36              25,261
           8,494     Series 2006-3122, Class ZW...................................      6.00%        03/15/36               9,912
          82,080     Series 2006-3134, Class PO, PO...............................       (b)         03/15/36              70,800
         157,559     Series 2006-3138, Class PO, PO...............................       (b)         04/15/36             136,435
         232,632     Series 2006-3140, Class XO, PO...............................       (b)         03/15/36             204,007
          47,765     Series 2006-3150, Class DZ...................................      5.50%        05/15/36              51,782
          28,491     Series 2006-3150, Class PO, PO...............................       (b)         05/15/36              24,873
         368,583     Series 2006-3152, Class MO, PO...............................       (b)         03/15/36             309,971
         933,210     Series 2006-3153, Class EO, PO...............................       (b)         05/15/36             772,519
         119,407     Series 2006-3171, Class MO, PO...............................       (b)         06/15/36             106,099
          35,793     Series 2006-3178, Class BO, PO...............................       (b)         06/15/36              30,207
          88,187     Series 2006-3179, Class OA, PO...............................       (b)         07/15/36              75,409
          71,831     Series 2006-3181, Class LO, PO...............................       (b)         07/15/36              64,613
         395,954     Series 2006-3200, Class PO, PO...............................       (b)         08/15/36             337,480
          93,211     Series 2006-3206, Class EO, PO...............................       (b)         08/15/36              83,880
       2,728,296     Series 2006-3210, Class SA, IO,
                        1 Mo. LIBOR (x) -1 + 6.60% (d)............................      4.32%        09/15/36             318,223


                        See Notes to Financial Statements                 Page 9


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$         73,180     Series 2006-3211, Class SO, PO...............................       (b)         09/15/36    $         62,689
          61,429     Series 2006-3217, Class CO, PO...............................       (b)         09/15/36              55,055
         718,794     Series 2006-3218, Class AO, PO...............................       (b)         09/15/36             550,514
         224,049     Series 2006-3219, Class AO, PO...............................       (b)         09/15/36             201,658
         664,935     Series 2006-3223, Class FC, 1 Mo. LIBOR + 0.55% (a)..........      2.83%        04/15/32             672,247
         122,959     Series 2006-3225, Class EO, PO...............................       (b)         10/15/36             104,192
       1,495,800     Series 2006-3240, Class GO, PO...............................       (b)         11/15/36           1,316,685
         293,115     Series 2006-3242, Class CO, PO...............................       (b)         11/15/36             262,459
         207,260     Series 2006-3244, Class GO, PO...............................       (b)         11/15/36             187,898
         387,309     Series 2006-3244, Class QO, PO...............................       (b)         11/15/36             351,867
         280,687     Series 2006-3245, Class PO, PO...............................       (b)         11/15/36             252,466
         513,672     Series 2006-3252, Class LO, PO...............................       (b)         12/15/36             408,262
         422,188     Series 2006-3256, Class PO, PO...............................       (b)         12/15/36             355,024
         215,649     Series 2007-3260, Class BO, PO...............................       (b)         01/15/37             192,195
         425,434     Series 2007-3261, Class OA, PO...............................       (b)         01/15/37             356,314
       1,733,727     Series 2007-3262, Class KS, IO,
                        1 Mo. LIBOR (x) -1 + 6.41% (d)............................      4.13%        01/15/37             166,357
         116,912     Series 2007-3267, Class ZB...................................      6.00%        01/15/37             125,038
          74,642     Series 2007-3274, Class B....................................      6.00%        02/15/37              80,438
          54,056     Series 2007-3292, Class DO, PO...............................       (b)         03/15/37              49,955
         144,890     Series 2007-3296, Class OK, PO...............................       (b)         03/15/37             129,164
         379,962     Series 2007-3300, Class OC, PO...............................       (b)         04/15/37             314,806
       1,866,641     Series 2007-3300, Class XO, PO...............................       (b)         03/15/37           1,652,952
          24,491     Series 2007-3301, Class OY, PO...............................       (b)         04/15/37              22,073
          63,152     Series 2007-3305, Class PO, PO...............................       (b)         04/15/37              56,567
          87,916     Series 2007-3314, Class OW, PO...............................       (b)         05/15/37              70,541
         153,228     Series 2007-3317, Class CO, PO...............................       (b)         05/15/37             136,334
         452,209     Series 2007-3322, Class NF,
                        1 Mo. LIBOR (x) 2,566.67 - 16,683.33%, 0.00% Floor (a)....      0.00%        05/15/37             416,369
         202,648     Series 2007-3325, Class OB, PO...............................       (b)         06/15/37             179,525
          55,386     Series 2007-3326, Class KO, PO...............................       (b)         06/15/37              49,457
         356,088     Series 2007-3331, Class PO, PO...............................       (b)         06/15/37             310,415
          26,345     Series 2007-3340, Class PF, 1 Mo. LIBOR + 0.30% (a)..........      2.58%        07/15/37              26,210
          80,772     Series 2007-3349, Class MY...................................      5.50%        07/15/37              87,016
         308,864     Series 2007-3360, Class CB...................................      5.50%        08/15/37             325,547
         101,302     Series 2007-3369, Class BO, PO...............................       (b)         09/15/37              93,023
          42,063     Series 2007-3373, Class TO, PO...............................       (b)         04/15/37              35,200
         511,268     Series 2007-3376, Class OX, PO...............................       (b)         10/15/37             452,591
         171,096     Series 2007-3380, Class FS, 1 Mo. LIBOR + 0.35% (a)..........      2.63%        11/15/36             168,697
          48,048     Series 2007-3383, Class OP, PO...............................       (b)         11/15/37              40,647
         805,903     Series 2007-3384, Class TO, PO...............................       (b)         11/15/37             721,157
         469,032     Series 2007-3387, Class PO, PO...............................       (b)         11/15/37             388,513
       1,002,361     Series 2007-3391, Class PO...................................       (b)         04/15/37             895,593
         930,132     Series 2007-3393, Class JO, PO...............................       (b)         09/15/32             811,101
         161,050     Series 2007-3403, Class OB, PO...............................       (b)         12/15/37             141,497
         302,448     Series 2007-3403, Class PO, PO...............................       (b)         12/15/37             269,972
         728,180     Series 2008-3406, Class B....................................      6.00%        01/15/38             752,102
          93,690     Series 2008-3413, Class B....................................      5.50%        04/15/37              97,390
         589,327     Series 2008-3419, Class LO, PO...............................       (b)         07/15/37             503,730
         475,225     Series 2008-3420, Class AZ...................................      5.50%        02/15/38             509,627
          37,573     Series 2008-3444, Class DO, PO...............................       (b)         01/15/37              31,853


Page 10                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$        284,404     Series 2008-3448, Class SA, IO,
                        1 Mo. LIBOR (x) -1 + 6.05% (d)............................      3.77%        05/15/38    $         14,013
         217,049     Series 2008-3469, Class DO, PO...............................       (b)         07/15/38             186,113
         480,769     Series 2008-3469, Class EO, PO...............................       (b)         07/15/38             412,215
       5,080,942     Series 2009-3522, Class SE, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (d)............................      3.82%        04/15/39             595,140
          51,271     Series 2009-3523, Class SD,
                        1 Mo. LIBOR (x) -2.75 + 19.66% (d)........................      13.39%       06/15/36              62,648
       1,037,804     Series 2009-3542, Class ZP...................................      5.00%        06/15/39           1,137,994
         177,000     Series 2009-3550, Class LL...................................      4.50%        07/15/39             183,300
         473,979     Series 2009-3563, Class ZP...................................      5.00%        08/15/39             525,349
          22,860     Series 2009-3571, Class OC, PO...............................       (b)         05/15/37              19,490
         312,587     Series 2009-3571, Class SB, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (d)............................      3.82%        09/15/34              14,567
       4,731,775     Series 2009-3572, Class JS, IO,
                        1 Mo. LIBOR (x) -1 + 6.80% (d)............................      4.52%        09/15/39             483,784
          20,366     Series 2009-3585, Class QZ...................................      5.00%        08/15/39              22,529
         225,479     Series 2009-3587, Class FX, 1 Mo. LIBOR (a)..................      2.28%        12/15/37             219,026
       1,163,653     Series 2009-3591, Class PO, PO...............................       (b)         10/15/39           1,032,049
       1,667,070     Series 2009-3593, Class F,
                        1 Mo. LIBOR + 0.50% (a)...................................      2.60%        03/15/36           1,671,782
       2,739,340     Series 2009-3605, Class NC...................................      5.50%        06/15/37           2,946,075
         381,998     Series 2009-3606, Class BO, PO...............................       (b)         12/15/39             341,210
         391,923     Series 2009-3607, Class BO, PO...............................       (b)         04/15/36             328,246
       1,329,105     Series 2009-3607, Class OP, PO...............................       (b)         07/15/37           1,122,780
         179,430     Series 2009-3611, Class PO, PO...............................       (b)         07/15/34             150,362
         148,396     Series 2010-3621, Class BO, PO...............................       (b)         01/15/40             126,516
         172,599     Series 2010-3621, Class PO, PO...............................       (b)         01/15/40             145,937
         400,000     Series 2010-3622, Class PB...................................      5.00%        01/15/40             426,108
         360,912     Series 2010-3623, Class LO, PO...............................       (b)         01/15/40             312,462
          54,000     Series 2010-3626, Class ME...................................      5.00%        01/15/40              58,638
         824,075     Series 2010-3632, Class BS,
                        1 Mo. LIBOR (x) -3.33 + 17.50% (d)........................      9.90%        02/15/40             924,095
         152,696     Series 2010-3632, Class PA...................................      4.50%        05/15/37             152,549
          38,756     Series 2010-3637, Class LJ...................................      3.50%        02/15/25              38,738
         107,000     Series 2010-3645, Class WD...................................      4.50%        02/15/40             109,383
          72,714     Series 2010-3664, Class BA...................................      4.00%        03/15/38              72,768
         661,000     Series 2010-3667, Class PL...................................      5.00%        05/15/40             682,468
         227,139     Series 2010-3687, Class HB...................................      2.50%        07/15/38             224,854
         728,500     Series 2010-3688, Class HI, IO...............................      5.00%        11/15/21              24,089
         140,192     Series 2010-3699, Class FD, 1 Mo. LIBOR + 0.60% (a)..........      2.88%        07/15/40             141,589
         400,000     Series 2010-3714, Class PB...................................      4.75%        08/15/40             426,041
          24,411     Series 2010-3716, Class PC...................................      2.50%        04/15/38              24,101
       1,379,114     Series 2010-3722, Class AI, IO...............................      3.50%        09/15/20              36,152
       5,392,430     Series 2010-3726, Class BI, IO...............................      6.00%        07/15/30             283,833
       1,481,872     Series 2010-3726, Class ND...................................      3.50%        06/15/39           1,483,377
       1,553,252     Series 2010-3735, Class IK, IO...............................      3.50%        10/15/25             128,360
         204,459     Series 2010-3735, Class JI, IO...............................      4.50%        10/15/30              31,646
         149,714     Series 2010-3739, Class MB...................................      4.00%        06/15/37             150,974
         752,404     Series 2010-3740, Class SC, IO,
                        1 Mo. LIBOR (x) -1 + 6.00% (d)............................      3.72%        10/15/40              84,524


                        See Notes to Financial Statements                Page 11


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$          8,761     Series 2010-3752, Class KF, 1 Mo. LIBOR + 0.50% (a)..........      2.78%        12/15/37    $          8,780
       1,556,128     Series 2010-3755, Class AI, IO...............................      3.50%        11/15/20              40,190
       1,502,906     Series 2010-3764, Class QA...................................      4.00%        10/15/29           1,520,159
          71,084     Series 2010-3770, Class GZ...................................      4.50%        10/15/40              73,708
         128,254     Series 2010-3773, Class PH...................................      2.50%        06/15/25             127,055
         191,916     Series 2010-3775, Class LD...................................      3.00%        12/15/20             191,817
         557,709     Series 2010-3775, Class LI, IO...............................      3.50%        12/15/20              15,024
         312,000     Series 2010-3780, Class AV...................................      4.00%        04/15/31             317,424
         113,774     Series 2011-3785, Class LS, 1 Mo. LIBOR (x) -2 + 9.90% (d)...      5.34%        01/15/41             108,573
         177,470     Series 2011-3793, Class HA...................................      3.50%        02/15/25             177,470
         151,763     Series 2011-3795, Class ED...................................      3.00%        10/15/39             150,603
         600,000     Series 2011-3796, Class PB...................................      5.00%        01/15/41             654,722
         286,494     Series 2011-3808, Class BQ...................................      5.50%        08/15/25             286,876
         117,133     Series 2011-3816, Class D....................................      3.50%        08/15/28             117,140
         453,464     Series 2011-3819, Class ZQ...................................      6.00%        04/15/36             496,339
           3,767     Series 2011-3820, Class DA...................................      4.00%        11/15/35               3,794
       1,773,938     Series 2011-3820, Class GZ...................................      5.00%        03/15/41           1,937,155
         300,000     Series 2011-3820, Class NC...................................      4.50%        03/15/41             314,529
         703,972     Series 2011-3827, Class BM...................................      5.50%        08/15/39             721,953
         153,801     Series 2011-3828, Class SY,
                        1 Mo. LIBOR (x) -3 + 13.20% (d)...........................      6.36%        02/15/41             154,863
       1,599,244     Series 2011-3841, Class JZ...................................      5.00%        04/15/41           1,721,389
          54,597     Series 2011-3842, Class BS,
                        1 Mo. LIBOR (x) -5 + 22.75% (d)...........................     11.47%       04/15/41              71,735
         300,000     Series 2011-3844, Class PC...................................      5.00%        04/15/41             331,392
       1,259,608     Series 2011-3860, Class PZ...................................      5.00%        05/15/41           1,348,648
         222,059     Series 2011-3862, Class TO, PO...............................       (b)         05/15/41             186,701
         104,078     Series 2011-3864, Class FW, 1 Mo. LIBOR + 0.40% (a)..........      2.68%        02/15/41             104,385
         346,250     Series 2011-3868, Class PO, PO...............................       (b)         05/15/41             289,179
          19,901     Series 2011-3870, Class PE...................................      2.50%        07/15/40              19,871
             325     Series 2011-3876, Class CB...................................      2.75%        06/15/26                 324
         749,072     Series 2011-3884, Class DL...................................      3.00%        02/15/25             748,936
         525,000     Series 2011-3890, Class ME...................................      5.00%        07/15/41             574,187
         845,000     Series 2011-3895, Class PW...................................      4.50%        07/15/41             905,072
          56,471     Series 2011-3902, Class MA...................................      4.50%        07/15/39              56,879
       1,569,493     Series 2011-3925, Class ZD...................................      4.50%        09/15/41           1,673,093
       2,282,427     Series 2011-3926, Class SH, IO,
                        1 Mo. LIBOR (x) -1 + 6.55% (d)............................      4.27%        05/15/40             155,318
       1,162,476     Series 2011-3935, Class LI, IO...............................      3.00%        10/15/21              32,397
       3,022,870     Series 2011-3951, Class AO, PO...............................       (b)         03/15/32           2,671,113
          97,512     Series 2011-3954, Class JE...................................      5.00%        08/15/29              99,049
       3,588,606     Series 2011-3956, Class KI, IO...............................      3.00%        11/15/21             114,310
         984,402     Series 2011-3960, Class BU...................................      3.50%        02/15/30             996,077
       1,284,581     Series 2011-3968, Class AI, IO...............................      3.00%        12/15/21              40,686
       1,123,520     Series 2012-267, Class S5, IO, STRIPS,
                        1 Mo. LIBOR (x) -1 + 6.00% (d)............................      3.72%        08/15/42             175,255
         139,633     Series 2012-278, Class F1, STRIPS,
                        1 Mo. LIBOR + 0.45% (a)...................................      2.73%        09/15/42             140,105
       2,779,035     Series 2012-3994, Class AI, IO...............................      3.00%        02/15/22              89,301
       1,061,691     Series 2012-3999, Class WA (e)...............................      5.41%        08/15/40           1,129,354
       1,678,000     Series 2012-4000, Class PY...................................      4.50%        02/15/42           1,764,952


Page 12                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$         59,000     Series 2012-4012, Class GC...................................      3.50%        06/15/40    $         58,472
          39,703     Series 2012-4015, Class KB...................................      1.75%        05/15/41              34,400
       1,334,932     Series 2012-4021, Class IP, IO...............................      3.00%        03/15/27              99,531
         961,594     Series 2012-4026, Class GZ...................................      4.50%        04/15/42             980,511
       2,491,523     Series 2012-4030, Class IL, IO...............................      3.50%        04/15/27             232,364
         241,132     Series 2012-4038, Class CS,
                        1 Mo. LIBOR (x) -3 + 12.00% (d)...........................      5.23%        04/15/42             216,790
       4,277,232     Series 2012-4054, Class AI, IO...............................      3.00%        04/15/27             324,721
         530,574     Series 2012-4076, Class QB...................................      1.75%        11/15/41             458,404
       4,052,225     Series 2012-4077, Class TS, IO,
                        1 Mo. LIBOR (x) -1 + 6.00% (d)............................      3.72%        05/15/41             511,459
         561,179     Series 2012-4090, Class YZ...................................      4.50%        08/15/42             564,651
          76,488     Series 2012-4097, Class ES, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (d)............................      3.82%        08/15/42              11,542
         711,473     Series 2012-4097, Class SA, IO,
                        1 Mo. LIBOR (x) -1 + 6.05% (d)............................      3.77%        08/15/42             106,244
         747,000     Series 2012-4098, Class PE...................................      4.00%        08/15/42             742,983
         797,227     Series 2012-4103, Class HI, IO...............................      3.00%        09/15/27              71,447
          86,530     Series 2012-4116, Class AS, IO,
                        1 Mo. LIBOR (x) -1 + 6.15% (d)............................      3.87%        10/15/42              13,792
       4,397,226     Series 2012-4121, Class HI, IO...............................      3.50%        10/15/27             410,438
       3,823,220     Series 2012-4132, Class AI, IO...............................      4.00%        10/15/42             860,619
         982,610     Series 2012-4136, Class TU, IO,
                        1 Mo. LIBOR (x) -22.50 + 139.50%, 4.50% cap (d)...........      4.50%        08/15/42             200,722
       1,002,846     Series 2012-4145, Class YI, IO...............................      3.00%        12/15/27              86,093
         897,056     Series 2013-299, Class S1, IO, STRIPS,
                        1 Mo. LIBOR (x) -1 + 6.00% (d)............................      3.72%        01/15/43             144,144
       1,154,457     Series 2013-303, Class C2, IO, STRIPS........................      3.50%        01/15/28             106,405
       1,002,790     Series 2013-304, Class C37, IO, STRIPS.......................      3.50%        12/15/27              70,261
       4,975,926     Series 2013-304, Class C40, IO, STRIPS.......................      3.50%        09/15/26             335,490
       5,007,430     Series 2013-4151, Class DI, IO...............................      3.50%        11/15/31             466,611
      10,279,604     Series 2013-4154, Class IB, IO...............................      3.50%        01/15/28             970,735
         655,000     Series 2013-4176, Class HE...................................      4.00%        03/15/43             662,698
         702,650     Series 2013-4177, Class GL...................................      3.00%        03/15/33             653,720
         826,035     Series 2013-4193, Class PB...................................      4.00%        04/15/43             812,905
      25,246,764     Series 2013-4194, Class GI, IO...............................      4.00%        04/15/43           4,720,334
       2,381,119     Series 2013-4203, Class US,
                        1 Mo. LIBOR (x) -1.50 + 6.00% (d).........................      2.76%        05/15/33           1,980,620
         500,000     Series 2013-4211, Class PB...................................      3.00%        05/15/43             440,655
       1,608,565     Series 2013-4213, Class MZ...................................      4.00%        06/15/43           1,609,445
         422,463     Series 2013-4226, Class NS,
                        1 Mo. LIBOR (x) -3 + 10.50% (d)...........................      3.73%        01/15/43             342,273
         126,431     Series 2013-4235, Class AB...................................      2.00%        01/15/34             125,376
         775,321     Series 2013-4239, Class IO, IO...............................      3.50%        06/15/27              71,511
       1,450,000     Series 2013-4247, Class AY...................................      4.50%        09/15/43           1,510,891
         596,633     Series 2013-4249, Class KO, PO...............................       (b)         11/15/42             461,271
         877,343     Series 2013-4261, Class GS,
                        1 Mo. LIBOR (x) -2.75 + 10.98% (d)........................      4.72%        01/15/41             789,256
       2,308,870     Series 2013-4265, Class IB, IO...............................      4.50%        12/15/24             192,487
         199,069     Series 2013-4270, Class AP...................................      2.50%        04/15/40             196,194
         373,536     Series 2014-4300, Class IM, IO...............................      3.00%        03/15/37              36,004


                        See Notes to Financial Statements                Page 13


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$        772,608     Series 2014-4314, Class CI, IO...............................      6.00%        03/15/44    $        197,670
         509,863     Series 2014-4316, Class XZ...................................      4.50%        03/15/44             525,485
       2,596,240     Series 2014-4318, Class CI, IO...............................      4.00%        03/15/22              83,639
         787,660     Series 2014-4337, Class TV...................................      4.00%        10/15/45             807,982
       9,357,913     Series 2014-4387, Class IE, IO...............................      2.50%        11/15/28             651,210
      21,949,960     Series 2015-343, Class F4, STRIPS,
                        1 Mo. LIBOR + 0.35% (a)...................................      2.45%        10/15/37          22,000,445
       3,484,120     Series 2015-4487, Class CB...................................      3.50%        06/15/45           3,519,471
       1,524,476     Series 2015-4503, Class MI, IO...............................      5.00%        08/15/45             362,297
       1,124,420     Series 2015-4512, Class W (c) (e)............................      5.34%        05/15/38           1,188,962
         240,009     Series 2015-4520, Class AI, IO...............................      3.50%        10/15/35              48,700
         525,102     Series 2015-4522, Class JZ...................................      2.00%        01/15/45             468,169
         238,180     Series 2016-4546, Class PZ...................................      4.00%        12/15/45             216,951
         403,179     Series 2016-4546, Class ZT...................................      4.00%        01/15/46             362,827
         123,759     Series 2016-4568, Class MZ...................................      4.00%        04/15/46             109,721
       3,704,066     Series 2016-4591, Class GI, IO...............................      4.00%        12/15/44             720,409
         771,702     Series 2016-4600, Class WT...................................      3.50%        07/15/36             728,478
         424,625     Series 2016-4605, Class KS,
                        1 Mo. LIBOR (x) -1.57 + 4.71% (d).........................      1.17%        08/15/43             332,105
       1,851,005     Series 2016-4609, Class YI, IO...............................      4.00%        04/15/54             264,456
         635,621     Series 2016-4613, Class AF, 1 Mo. LIBOR + 1.10% (a)..........      3.38%        11/15/37             653,106
       1,385,470     Series 2016-4615, Class GT,
                        1 Mo. LIBOR (x) -4 + 16.00%, 4.00% cap (d)................      4.00%        10/15/42           1,069,319
      39,370,594     Series 2016-4619, Class IB, IO...............................      4.00%        12/15/47           5,452,174
       1,173,000     Series 2017-4650, Class JH...................................      3.00%        01/15/47             970,789
         600,000     Series 2017-4681, Class JY...................................      2.50%        05/15/47             502,065
       3,036,885     Series 2018-4780, Class VA...................................      4.00%        05/15/29           3,117,995
                  Federal National Mortgage Association
           4,326     Series 1989-81, Class G......................................      9.00%        11/25/19               4,374
              58     Series 1990-11, Class G......................................      6.50%        02/25/20                  58
           3,769     Series 1990-13, Class E......................................      9.00%        02/25/20               3,874
          13,156     Series 1990-79, Class J......................................      9.00%        07/25/20              13,308
           7,271     Series 1990-98, Class J......................................      9.00%        08/25/20               7,368
             594     Series 1990-108, Class G.....................................      7.00%        09/25/20                 605
             771     Series 1990-109, Class J.....................................      7.00%        09/25/20                 785
           3,209     Series 1990-112, Class G.....................................      8.50%        09/25/20               3,221
          20,422     Series 1991-30, Class PN.....................................      9.00%        10/25/21              20,971
              82     Series 1991-130, Class D, PO.................................       (b)         09/25/21                  81
         270,030     Series 1992-38, Class GZ.....................................      7.50%        07/25/22             285,857
              55     Series 1992-44, Class ZQ.....................................      8.00%        07/25/22                  57
           8,780     Series 1992-185, Class ZB....................................      7.00%        10/25/22               9,267
           1,578     Series 1993-3, Class K.......................................      7.00%        02/25/23               1,642
          16,481     Series 1993-39, Class Z......................................      7.50%        04/25/23              17,402
           2,309     Series 1993-46, Class FH,
                        7 Yr. U.S. Treasury Yield Curve - 0.20% (a)...............      2.81%        04/25/23               2,282
         212,912     Series 1993-169, Class L.....................................      6.50%        09/25/23             223,273
          70,206     Series 1993-171, Class SB,
                        10 Yr. U.S. Treasury Yield Curve (x) -2.17 + 21.99% (d)...     15.19%        09/25/23              83,122
          62,393     Series 1993-214, Class 2, IO, STRIPS.........................      7.50%        03/25/23               6,836
         515,271     Series 1993-222, Class 2, IO, STRIPS.........................      7.00%        06/25/23              58,963
          30,687     Series 1993-230, Class FA, 1 Mo. LIBOR + 0.60% (a)...........      2.88%        12/25/23              30,917


Page 14                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$            341     Series 1994-24, Class H, PO..................................       (b)         11/25/23    $            320
         329,295     Series 1994-61, Class FG, 1 Mo. LIBOR + 1.50% (a)............      3.78%        04/25/24             336,393
          74,675     Series 1996-51, Class AY, IO.................................      7.00%        12/18/26              13,290
          96,410     Series 1997-10, Class SA, IO,
                        1 Mo. LIBOR (x) -1 + 8.90% (d)............................      6.61%        03/18/27              12,158
          65,755     Series 1998-37, Class VZ.....................................      6.00%        06/17/28              68,723
         953,144     Series 2000-45, Class SD, IO,
                        1 Mo. LIBOR (x) -1 + 7.95% (d)............................      5.66%        12/18/30              95,880
           4,815     Series 2001-8, Class SE, IO,
                        1 Mo. LIBOR (x) -1 + 8.60% (d)............................      6.31%        02/17/31                 157
         242,596     Series 2001-34, Class SR, IO,
                        1 Mo. LIBOR (x) -1 + 8.10% (d)............................      5.81%        08/18/31              17,906
          55,890     Series 2001-37, Class PO, PO.................................       (b)         08/25/31              49,025
           4,102     Series 2001-42, Class SB,
                        1 Mo. LIBOR (x) -16 + 128.00%, 8.50% cap (d)..............      8.50%        09/25/31               4,707
         227,662     Series 2001-46, Class F, 1 Mo. LIBOR + 0.40% (a).............      2.69%        09/18/31             228,664
         156,366     Series 2001-314, Class 1, PO, STRIPS.........................       (b)         07/25/31             136,820
           4,002     Series 2002-22, Class G......................................      6.50%        04/25/32               4,414
         151,328     Series 2002-30, Class Z......................................      6.00%        05/25/32             164,041
         269,702     Series 2002-41, Class PO, PO.................................       (b)         07/25/32             225,939
          51,292     Series 2002-80, Class CZ.....................................      4.50%        09/25/32              52,690
         158,193     Series 2002-320, Class 2, IO, STRIPS.........................      7.00%        04/25/32              36,753
         160,812     Series 2002-323, Class 6, IO, STRIPS.........................      6.00%        01/25/32              41,062
         424,856     Series 2002-324, Class 2, IO, STRIPS.........................      6.50%        07/25/32              99,354
         176,173     Series 2002-329, Class 1, PO, STRIPS.........................       (b)         01/25/33             152,481
          53,839     Series 2003-14, Class AT.....................................      4.00%        03/25/33              53,600
          90,567     Series 2003-21, Class OA.....................................      4.00%        03/25/33              92,445
         145,472     Series 2003-32, Class UI, IO.................................      6.00%        05/25/33              34,961
         444,413     Series 2003-45, Class JB.....................................      5.50%        06/25/33             477,557
          68,105     Series 2003-52, Class NA.....................................      4.00%        06/25/23              68,799
          52,795     Series 2003-63, Class F1, 1 Mo. LIBOR + 0.30% (a)............      2.58%        11/25/27              53,072
       2,094,540     Series 2003-63, Class IP, IO.................................      6.00%        07/25/33             498,021
         355,000     Series 2003-71, Class NH.....................................      4.29%        08/25/33             360,636
       1,633,037     Series 2003-75, Class GI, IO.................................      5.00%        08/25/23             111,143
         172,506     Series 2003-109, Class YB....................................      6.00%        11/25/33             193,590
         534,620     Series 2003-343, Class 2, IO, STRIPS.........................      4.50%        10/25/33              94,526
          81,637     Series 2003-348, Class 17, IO, STRIPS........................      7.50%        12/25/33              17,884
         120,346     Series 2003-348, Class 18, IO, STRIPS (e)....................      7.50%        12/25/33              26,737
         117,910     Series 2003-W3, Class 2A5....................................      5.36%        06/25/42             124,796
         166,680     Series 2003-W6, Class 1A41...................................      5.40%        10/25/42             176,252
          28,205     Series 2003-W10, Class 1A4...................................      4.51%        06/25/43              28,294
         104,776     Series 2003-W12, Class 1A8...................................      4.55%        06/25/43             107,290
         218,113     Series 2004-10, Class ZB.....................................      6.00%        02/25/34             247,224
       1,209,840     Series 2004-18, Class EZ.....................................      6.00%        04/25/34           1,309,004
         352,432     Series 2004-25, Class LC.....................................      5.50%        04/25/34             378,878
         314,895     Series 2004-25, Class UC.....................................      5.50%        04/25/34             342,306
          35,455     Series 2004-28, Class ZH.....................................      5.50%        05/25/34              41,573
          27,531     Series 2004-36, Class TA.....................................      5.50%        08/25/33              27,802
          29,554     Series 2004-59, Class BG, PO.................................       (b)         12/25/32              24,848
         274,039     Series 2004-60, Class AC.....................................      5.50%        04/25/34             296,835
         227,166     Series 2004-61, Class DO, PO.................................       (b)         05/25/33             196,922


                        See Notes to Financial Statements                Page 15


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$        200,572     Series 2004-69, Class PO, PO.................................       (b)         05/25/33    $        182,331
           2,138     Series 2004-90, Class LH.....................................      5.00%        04/25/34               2,141
          18,453     Series 2004-W9, Class 1A3....................................      6.05%        02/25/44              20,472
       1,750,000     Series 2004-W10, Class A6....................................      5.75%        08/25/34           1,872,760
       3,614,855     Series 2005-2, Class S, IO, 1 Mo. LIBOR (x) -1 + 6.60% (d)...      4.32%        02/25/35             463,590
         752,729     Series 2005-2, Class TB, IO, 1 Mo. LIBOR (x) -1 + 5.90%,
                        0.40% cap (d).............................................      0.40%        07/25/33              11,332
          49,236     Series 2005-29, Class ZT.....................................      5.00%        04/25/35              53,911
         157,820     Series 2005-40, Class SA, IO,
                        1 Mo. LIBOR (x) -1 + 6.70% (d)............................      4.42%        05/25/35              19,036
          30,645     Series 2005-43, Class PB.....................................      5.00%        02/25/34              30,772
          78,506     Series 2005-45, Class SR, IO,
                        1 Mo. LIBOR (x) -1 + 6.72% (d)............................      4.44%        06/25/35               9,463
          15,880     Series 2005-48, Class AR.....................................      5.50%        02/25/35              16,018
         703,728     Series 2005-52, Class PO, PO.................................       (b)         06/25/35             618,591
         238,626     Series 2005-52, Class TZ.....................................      6.50%        06/25/35             305,073
          77,671     Series 2005-52, Class WZ.....................................      6.50%        06/25/35              79,234
         339,556     Series 2005-56, Class PO, PO.................................       (b)         07/25/35             293,079
         879,115     Series 2005-57, Class KZ.....................................      6.00%        07/25/35           1,024,319
          15,684     Series 2005-67, Class SC,
                        1 Mo. LIBOR (x) -2.15 + 14.41% (d)........................      9.50%        08/25/35              17,131
          16,630     Series 2005-68, Class BC.....................................      5.25%        06/25/35              16,778
           1,104     Series 2005-70, Class KJ.....................................      5.50%        09/25/34               1,103
          83,502     Series 2005-79, Class NS, IO,
                        1 Mo. LIBOR (x) -1 + 6.09% (d)............................      3.81%        09/25/35               8,497
       8,170,780     Series 2005-86, Class WZ.....................................      5.50%        10/25/35           8,717,136
          23,089     Series 2005-87, Class SC,
                        1 Mo. LIBOR (x) -1.67 + 13.83% (d)........................     10.03%        10/25/35              27,995
          51,950     Series 2005-90, Class ES,
                        1 Mo. LIBOR (x) -2.50 + 16.88% (d)........................     11.17%        10/25/35              60,432
          45,722     Series 2005-95, Class WZ.....................................      6.00%        11/25/35              57,575
          78,753     Series 2005-102, Class DS,
                        1 Mo. LIBOR (x) -2.75 + 19.80% (d)........................     13.53%        11/25/35              99,566
         516,000     Series 2005-104, Class UE....................................      5.50%        12/25/35             565,612
          14,430     Series 2005-113, Class DO, PO................................       (b)         01/25/36              12,404
         256,547     Series 2005-359, Class 6, IO, STRIPS.........................      5.00%        11/25/35              56,168
         207,669     Series 2005-362, Class 13, IO, STRIPS........................      6.00%        08/25/35              43,045
          30,978     Series 2005-W1, Class 1A2....................................      6.50%        10/25/44              34,398
          69,483     Series 2006-5, Class 2A2, 1 Mo. LIBOR + 0.14% (a)............      3.75%        02/25/35              74,676
      55,849,572     Series 2006-5, Class N2, IO (c)..............................      0.00%        02/25/35               1,692
         294,118     Series 2006-8, Class HK, PO..................................       (b)         03/25/36             237,885
         120,707     Series 2006-8, Class WQ, PO..................................       (b)         03/25/36              96,344
         106,351     Series 2006-15, Class IS, IO,
                        1 Mo. LIBOR (x) -1 + 6.58% (d)............................      4.30%        03/25/36              14,528
       2,725,067     Series 2006-20, Class PI, IO,
                        1 Mo. LIBOR (x) -1 + 6.68% (d)............................      4.40%        11/25/30             265,284
         119,655     Series 2006-22, Class AO, PO.................................       (b)         04/25/36              99,008
         104,294     Series 2006-27, Class OH, PO.................................       (b)         04/25/36              91,999
          21,130     Series 2006-31, Class PZ.....................................      6.00%        05/25/36              26,668
          45,010     Series 2006-36, Class CO, PO.................................       (b)         05/25/36              37,603
         306,770     Series 2006-36, Class NO, PO.................................       (b)         05/25/36             251,595
          50,709     Series 2006-42, Class CF, 1 Mo. LIBOR + 0.45% (a)............      2.73%        06/25/36              50,987


Page 16                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$      2,934,963     Series 2006-42, Class EI, IO,
                        1 Mo. LIBOR (x) -1 + 6.55% (d)............................      4.27%        06/25/36    $        353,097
         218,240     Series 2006-44, Class GO, PO.................................       (b)         06/25/36             183,033
          64,762     Series 2006-44, Class P, PO..................................       (b)         12/25/33              53,636
          93,430     Series 2006-50, Class PS, PO.................................       (b)         06/25/36              80,779
       1,182,385     Series 2006-56, Class OM, PO.................................       (b)         07/25/36           1,030,284
         115,849     Series 2006-56, Class PO, PO.................................       (b)         07/25/36             101,632
         166,110     Series 2006-58, Class AP, PO.................................       (b)         07/25/36             142,596
         317,109     Series 2006-58, Class PO, PO.................................       (b)         07/25/36             267,462
         584,745     Series 2006-59, Class KO, PO.................................       (b)         07/25/36             508,473
         777,566     Series 2006-59, Class SL, IO,
                        1 Mo. LIBOR (x) -1 + 6.57% (d)............................      4.29%        07/25/36              99,225
          60,955     Series 2006-60, Class DO, PO.................................       (b)         04/25/35              59,357
         462,317     Series 2006-60, Class OG, PO.................................       (b)         07/25/36             377,415
         214,375     Series 2006-65, Class QO, PO.................................       (b)         07/25/36             181,256
         665,013     Series 2006-69, Class GO, PO.................................       (b)         08/25/36             551,715
          93,767     Series 2006-72, Class TO, PO.................................       (b)         08/25/36              82,936
          45,227     Series 2006-75, Class AO, PO.................................       (b)         08/25/36              37,769
         142,870     Series 2006-79, Class DO, PO.................................       (b)         08/25/36             124,571
         884,258     Series 2006-80, Class PH.....................................      6.00%        08/25/36             956,699
          61,094     Series 2006-81, Class EO, PO.................................       (b)         09/25/36              53,754
          44,054     Series 2006-84, Class OT, PO.................................       (b)         09/25/36              39,204
         220,331     Series 2006-84, Class PK.....................................      5.50%        02/25/36             222,139
         164,889     Series 2006-85, Class MZ.....................................      6.50%        09/25/36             176,980
         111,642     Series 2006-91, Class PO, PO.................................       (b)         09/25/36              91,016
         122,136     Series 2006-109, Class PO, PO................................       (b)         11/25/36             104,358
          53,366     Series 2006-110, Class PO, PO................................       (b)         11/25/36              44,561
         357,171     Series 2006-114, Class AO, PO................................       (b)         12/25/36             319,926
       3,533,329     Series 2006-116, Class ES, IO,
                        1 Mo. LIBOR (x) -1 + 6.65% (d)............................      4.37%        12/25/36             505,982
         156,311     Series 2006-117, Class GF, 1 Mo. LIBOR + 0.35% (a)...........      2.63%        12/25/36             155,793
       4,116,087     Series 2006-118, Class A1, 1 Mo. LIBOR + 0.06% (a)...........      2.28%        12/25/36           4,090,298
         135,293     Series 2006-124, Class LO, PO................................       (b)         01/25/37             118,690
          53,394     Series 2006-124, Class UO, PO................................       (b)         01/25/37              44,782
           1,462     Series 2006-126, Class DZ....................................      5.50%        01/25/37               1,503
         161,976     Series 2006-126, Class PO, PO................................       (b)         01/25/37             132,848
         363,831     Series 2006-128, Class PO, PO................................       (b)         01/25/37             296,945
          28,394     Series 2006-377, Class 1, PO, STRIPS.........................       (b)         10/25/36              23,402
         227,142     Series 2006-378, Class 31, IO, STRIPS........................      4.50%        06/25/21               5,772
         313,274     Series 2007-7, Class KA......................................      5.75%        08/25/36             342,594
         163,713     Series 2007-14, Class OP, PO.................................       (b)         03/25/37             142,196
          40,561     Series 2007-25, Class FB, 1 Mo. LIBOR + 0.33% (a)............      2.61%        04/25/37              40,574
       1,535,124     Series 2007-28, Class ZA.....................................      6.00%        04/25/37           1,644,414
         970,044     Series 2007-30, Class WO, PO.................................       (b)         04/25/37             837,071
          68,144     Series 2007-32, Class KT.....................................      5.50%        04/25/37              73,699
         287,233     Series 2007-36, Class GO, PO.................................       (b)         04/25/37             247,524
       1,044,383     Series 2007-36, Class PO, PO.................................       (b)         04/25/37             902,738
         981,373     Series 2007-39, Class LO, PO.................................       (b)         05/25/37             864,380
         170,653     Series 2007-42, Class CO, PO.................................       (b)         05/25/37             133,224
         349,617     Series 2007-44, Class AO, PO.................................       (b)         05/25/37             304,560
          47,711     Series 2007-44, Class KO, PO.................................       (b)         05/25/37              40,120


                        See Notes to Financial Statements                Page 17


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$        383,290     Series 2007-44, Class LO, PO.................................       (b)         05/25/37    $        326,663
         497,096     Series 2007-44, Class OB, PO.................................       (b)         05/25/37             433,085
          85,275     Series 2007-48, Class PO, PO.................................       (b)         05/25/37              74,471
         715,877     Series 2007-57, Class ZG.....................................      4.75%        06/25/37             746,557
         465,447     Series 2007-60, Class ZS.....................................      4.75%        07/25/37             490,574
          17,508     Series 2007-67, Class SA, IO,
                        1 Mo. LIBOR (x) -1 + 6.75% (d)............................      4.47%        04/25/37                 294
         505,051     Series 2007-68, Class AE.....................................      6.50%        07/25/37             602,511
         112,237     Series 2007-102, Class OT, PO................................       (b)         11/25/37              98,431
         500,320     Series 2007-116, Class PB....................................      5.50%        08/25/35             535,750
         299,060     Series 2007-117, Class MD....................................      5.50%        07/25/37             302,820
         114,820     Series 2008-3, Class FZ, 1 Mo. LIBOR + 0.55% (a).............      2.83%        02/25/38             119,129
          17,098     Series 2008-8, Class ZA......................................      5.00%        02/25/38              17,732
          42,568     Series 2008-16, Class AB.....................................      5.50%        12/25/37              43,359
          28,078     Series 2008-17, Class IP, IO.................................      6.50%        02/25/38               4,939
             255     Series 2008-51, Class B......................................      4.50%        06/25/23                 254
           9,806     Series 2008-64, Class EO, PO.................................       (b)         08/25/38               8,503
         413,090     Series 2008-65, Class PE.....................................      5.75%        08/25/38             444,643
       1,473,168     Series 2008-389, Class 4, IO, STRIPS.........................      6.00%        03/25/38             347,585
          52,943     Series 2009-10, Class AB.....................................      5.00%        03/25/24              54,031
       1,738,167     Series 2009-11, Class PI, IO.................................      5.50%        03/25/36             408,082
          87,962     Series 2009-14, Class BS, IO,
                        1 Mo. LIBOR (x) -1 + 6.25% (d)............................      3.97%        03/25/24               3,495
         164,111     Series 2009-47, Class PE.....................................      4.00%        07/25/39             164,124
       1,631,071     Series 2009-50, Class GX.....................................      5.00%        07/25/39           1,793,744
         739,169     Series 2009-64, Class ZD.....................................      8.00%        08/25/39             897,761
         186,337     Series 2009-69, Class PO, PO.................................       (b)         09/25/39             164,709
         103,124     Series 2009-70, Class CO, PO.................................       (b)         01/25/37              84,694
           7,813     Series 2009-76, Class MA.....................................      4.00%        09/25/24               7,824
           1,106     Series 2009-81, Class GC.....................................      3.50%        12/25/19               1,104
       1,003,761     Series 2009-86, Class OT, PO.................................       (b)         10/25/37             874,792
         403,688     Series 2009-91, Class HL.....................................      5.00%        11/25/39             409,137
          47,000     Series 2009-92, Class DB.....................................      5.00%        11/25/39              50,175
         649,671     Series 2009-103, Class PZ....................................      6.00%        12/25/39             808,875
       1,252,185     Series 2009-106, Class PO, PO................................       (b)         01/25/40           1,112,437
         396,982     Series 2009-106, Class SN, IO,
                        1 Mo. LIBOR (x) -1 + 6.25% (d)............................      3.97%        01/25/40              50,651
         232,619     Series 2009-109, Class PZ....................................      4.50%        01/25/40             238,348
         181,656     Series 2009-113, Class A.....................................      3.50%        12/25/23             181,404
         139,845     Series 2009-115, Class HZ....................................      5.00%        01/25/40             141,680
       2,530,233     Series 2009-397, Class 2, IO, STRIPS.........................      5.00%        09/25/39             529,320
         915,995     Series 2009-398, Class C13, IO, STRIPS.......................      4.00%        06/25/24              60,679
         200,000     Series 2010-2, Class LC......................................      5.00%        02/25/40             212,777
         167,402     Series 2010-3, Class DZ......................................      4.50%        02/25/40             172,952
         356,479     Series 2010-21, Class KO, PO.................................       (b)         03/25/40             296,056
         500,000     Series 2010-35, Class EP.....................................      5.50%        04/25/40             569,263
         162,286     Series 2010-35, Class SJ,
                        1 Mo. LIBOR (x) -3.33 + 17.67% (d)........................     10.06%        04/25/40             192,066
         400,000     Series 2010-38, Class KC.....................................      4.50%        04/25/40             418,348
         155,157     Series 2010-45, Class GD.....................................      5.00%        04/25/33             156,148
         317,000     Series 2010-45, Class WB.....................................      5.00%        05/25/40             364,659


Page 18                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$         42,943     Series 2010-49, Class SC, 1 Mo. LIBOR (x) -2 + 12.66% (d)....      8.10%        03/25/40    $         45,581
         659,557     Series 2010-68, Class BI, IO.................................      5.50%        07/25/50             137,542
         455,081     Series 2010-68, Class CO, PO.................................       (b)         07/25/40             395,512
          93,533     Series 2010-75, Class MT (c).................................      3.63%        12/25/39              91,683
         157,256     Series 2010-106, Class BI, IO................................      3.50%        09/25/20               4,023
       1,376,671     Series 2010-110, Class KI, IO................................      5.50%        10/25/25             127,349
         532,061     Series 2010-115, Class PO, PO................................       (b)         04/25/40             423,278
         276,641     Series 2010-117, Class EO, PO................................       (b)         10/25/40             228,464
         745,430     Series 2010-120, Class PD....................................      4.00%        02/25/39             750,005
         527,074     Series 2010-129, Class SM, IO,
                        1 Mo. LIBOR (x) -1 + 6.00% (d)............................      3.72%        11/25/40              57,336
         243,905     Series 2010-137, Class IM, IO................................      5.00%        10/25/38               8,424
       1,821,000     Series 2010-142, Class DL....................................      4.00%        12/25/40           1,830,879
           1,397     Series 2010-145, Class PE....................................      3.25%        10/25/24               1,391
       3,824,293     Series 2010-147, Class KS, IO,
                        1 Mo. LIBOR (x) -1 + 5.95% (d)............................      3.67%        01/25/41             328,120
         549,187     Series 2011-9, Class AZ......................................      5.00%        05/25/40             585,697
         507,000     Series 2011-10, Class AY.....................................      6.00%        02/25/41             589,356
          62,430     Series 2011-17, Class CD.....................................      2.00%        03/25/21              61,796
         499,439     Series 2011-17, Class CJ.....................................      2.75%        03/25/21             497,850
             666     Series 2011-23, Class AB.....................................      2.75%        06/25/20                 667
         388,218     Series 2011-30, Class LS, IO (e).............................      1.35%        04/25/41              18,024
       5,186,418     Series 2011-30, Class MD.....................................      4.00%        02/25/39           5,224,993
         109,494     Series 2011-30, Class ZB.....................................      5.00%        04/25/41             115,247
          18,649     Series 2011-36, Class DA.....................................      3.00%        04/25/24              18,619
       1,832,122     Series 2011-47, Class AI, IO.................................      5.50%        01/25/40             137,461
         459,953     Series 2011-52, Class GB.....................................      5.00%        06/25/41             486,209
         148,595     Series 2011-60, Class OA, PO.................................       (b)         08/25/39             133,381
         915,338     Series 2011-67, Class EI, IO.................................      4.00%        07/25/21              16,116
          43,324     Series 2011-68, Class CA.....................................      2.50%        10/25/24              43,220
          22,650     Series 2011-70, Class NK.....................................      3.00%        04/25/37              22,546
         146,019     Series 2011-72, Class TI, IO.................................      4.00%        09/25/40              11,129
       4,723,152     Series 2011-73, Class PI, IO.................................      4.50%        05/25/41             526,581
         532,439     Series 2011-74, Class TQ, IO,
                        1 Mo. LIBOR (x) -6.43 + 55.93%, 4.50% cap (d).............      4.50%        12/25/33              99,364
         266,400     Series 2011-75, Class BL.....................................      3.50%        08/25/21             267,361
         536,608     Series 2011-86, Class DI, IO.................................      3.50%        09/25/21              20,590
          24,304     Series 2011-90, Class QI, IO.................................      5.00%        05/25/34               1,293
       7,711,326     Series 2011-101, Class EI, IO................................      3.50%        10/25/26             679,783
         616,632     Series 2011-103, Class JL....................................      6.50%        11/25/29             636,786
         750,000     Series 2011-105, Class MB....................................      4.00%        10/25/41             752,863
          59,806     Series 2011-107, Class CA....................................      3.50%        11/25/29              59,972
         185,399     Series 2011-111, Class DG....................................      2.25%        12/25/38             183,658
         160,556     Series 2011-111, Class DH....................................      2.50%        12/25/38             159,344
       1,090,084     Series 2011-111, Class PZ....................................      4.50%        11/25/41           1,138,598
          62,991     Series 2011-113, Class GA....................................      2.00%        11/25/21              62,142
       5,838,497     Series 2011-118, Class IC, IO................................      3.50%        11/25/21             206,791
      11,802,766     Series 2011-123, Class JS, IO,
                        1 Mo. LIBOR (x) -1 + 6.65% (d)............................      4.37%        03/25/41           1,349,587
         320,619     Series 2011-123, Class ZP....................................      4.50%        12/25/41             336,069
         237,121     Series 2011-124, Class CG....................................      3.00%        09/25/29             237,351


                        See Notes to Financial Statements                Page 19


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$            153     Series 2011-134, Class PA....................................      4.00%        09/25/40    $            155
       3,052,296     Series 2011-137, Class AI, IO................................      3.00%        01/25/22             113,173
       1,674,807     Series 2011-141, Class EI, IO................................      3.00%        07/25/21              21,803
       4,495,097     Series 2011-145, Class IO, IO................................      3.00%        01/25/22             157,603
       1,548,471     Series 2012-8, Class TI, IO..................................      3.00%        10/25/21              48,767
       2,764,488     Series 2012-28, Class PT.....................................      4.00%        03/25/42           2,771,702
         776,952     Series 2012-39, Class PB.....................................      4.25%        04/25/42             793,139
         120,562     Series 2012-52, Class BZ.....................................      4.00%        05/25/42             121,193
       5,452,833     Series 2012-53, Class CI, IO.................................      3.00%        05/25/22             201,888
         484,101     Series 2012-66, Class DI, IO.................................      3.50%        06/25/27              45,357
         467,837     Series 2012-79, Class QA.....................................      2.00%        03/25/42             456,288
       1,367,405     Series 2012-101, Class AI, IO................................      3.00%        06/25/27             107,344
         365,980     Series 2012-111, Class B.....................................      7.00%        10/25/42             414,078
       1,352,640     Series 2012-114, Class HS, IO,
                        1 Mo. LIBOR (x) -1 + 6.15% (d)............................      3.87%        03/25/40             105,252
       8,542,763     Series 2012-118, Class DI, IO................................      3.50%        01/25/40           1,050,256
         219,381     Series 2012-118, Class IB, IO................................      3.50%        11/25/42              45,022
       1,064,386     Series 2012-122, Class SD, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (d)............................      3.82%        11/25/42             151,152
         435,138     Series 2012-133, Class KO, PO................................       (b)         12/25/42             194,022
       1,789,666     Series 2012-134, Class GI, IO................................      4.50%        03/25/29             319,230
         937,603     Series 2012-138, Class MA....................................      1.00%        12/25/42             839,619
       5,011,706     Series 2012-146, Class QA....................................      1.00%        01/25/43           4,414,415
         735,483     Series 2012-409, Class 49, IO, STRIPS (e)....................      3.50%        11/25/41             146,851
       1,007,537     Series 2012-409, Class 53, IO, STRIPS (e)....................      3.50%        04/25/42             199,975
         186,815     Series 2012-409, Class C17, IO, STRIPS.......................      4.00%        11/25/41              40,870
         690,000     Series 2013-10, Class HQ.....................................      2.50%        02/25/43             548,093
       1,196,285     Series 2013-13, Class IK, IO.................................      2.50%        03/25/28              89,204
         165,558     Series 2013-22, Class TS, 1 Mo. LIBOR (x) -1.50 + 6.08% (d)..      2.69%        03/25/43             127,527
          45,032     Series 2013-23, Class ZB.....................................      3.00%        03/25/43              40,161
         750,000     Series 2013-41, Class DB.....................................      3.00%        05/25/43             663,945
       2,302,969     Series 2013-43, Class IX, IO.................................      4.00%        05/25/43             569,854
         109,969     Series 2013-51, Class PI, IO.................................      3.00%        11/25/32              12,190
         217,607     Series 2013-52, Class MD.....................................      1.25%        06/25/43             191,028
       1,426,039     Series 2013-55, Class AI, IO.................................      3.00%        06/25/33             192,832
         117,328     Series 2013-70, Class JZ.....................................      3.00%        07/25/43             102,596
         351,862     Series 2013-75, Class FC, 1 Mo. LIBOR + 0.25% (a)............      2.53%        07/25/42             351,668
         797,459     Series 2013-94, Class CA.....................................      3.50%        08/25/38             798,513
         264,579     Series 2013-103, Class IO, IO................................      3.50%        03/25/38              32,434
         379,979     Series 2013-105, Class BN....................................      4.00%        05/25/43             369,861
         477,849     Series 2013-105, Class KO, PO................................       (b)         10/25/43             408,229
         195,852     Series 2013-106, Class KN....................................      3.00%        10/25/43             169,770
       1,003,000     Series 2013-130, Class QY....................................      4.50%        06/25/41           1,035,404
       5,983,850     Series 2013-417, Class C21, IO, STRIPS.......................      4.00%        12/25/42           1,250,089
         297,974     Series 2014-29, Class GI, IO.................................      3.00%        05/25/29              27,384
       3,313,795     Series 2014-44, Class NI, IO.................................      4.50%        08/25/29             361,636
       2,088,599     Series 2014-46, Class KA (e).................................      4.84%        08/25/44           2,225,822
         431,531     Series 2014-68, Class GI, IO.................................      4.50%        10/25/43              81,243
         513,135     Series 2014-82, Class GZ.....................................      4.00%        12/25/44             501,075
       2,700,703     Series 2014-84, Class LI, IO.................................      3.50%        12/25/26             240,903
       1,100,400     Series 2014-91, Class PB.....................................      3.00%        02/25/38           1,096,670


Page 20                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$        875,000     Series 2015-16, Class MY.....................................      3.50%        04/25/45    $        794,729
         646,884     Series 2015-38, Class GI, IO.................................      3.00%        09/25/43              55,372
       3,693,326     Series 2015-76, Class BI, IO.................................      4.00%        10/25/39             480,248
         642,481     Series 2015-93, Class KI, IO.................................      3.00%        09/25/44             109,362
       9,852,947     Series 2015-97, Class AI, IO.................................      4.00%        09/25/41           1,666,804
       1,718,846     Series 2016-71, Class NI, IO.................................      3.50%        04/25/46             259,975
         705,805     Series 2016-74, Class HI, IO.................................      3.50%        10/25/46             134,129
         926,008     Series 2016-84, Class DF, 1 Mo. LIBOR + 0.42% (a)............      2.52%        11/25/46             928,443
         597,364     Series 2017-46, Class BY.....................................      3.00%        06/25/47             489,295
                  Government National Mortgage Association
         102,744     Series 1999-30, Class S, IO, 1 Mo. LIBOR (x) -1 + 8.60% (d)..      6.32%        08/16/29               1,254
         640,859     Series 2001-22, Class SE, IO,
                        1 Mo. LIBOR (x) -1 + 8.15%, 0.65% cap (d).................      0.65%        05/16/31              11,787
         140,630     Series 2001-51, Class FA, 1 Mo. LIBOR + 0.50% (a)............      2.78%        10/16/31             141,432
          43,821     Series 2001-60, Class PZ.....................................      6.00%        12/20/31              43,799
         149,423     Series 2001-65, Class SH, IO,
                        1 Mo. LIBOR (x) -1 + 7.60% (d)............................      5.32%        12/16/31              21,473
         336,660     Series 2002-7, Class ST, IO, 1 Mo. LIBOR (x) -1 + 7.50% (d)..      5.21%        08/17/27              37,427
         101,622     Series 2002-24, Class AG, IO,
                        1 Mo. LIBOR (x) -1 + 7.95% (d)............................      5.67%        04/16/32              15,510
         298,582     Series 2002-45, Class SV, IO,
                        1 Mo. LIBOR (x) -1 + 8.10% (d)............................      5.82%        06/16/32              41,105
         154,764     Series 2002-72, Class ZB.....................................      6.00%        10/20/32             163,453
         444,028     Series 2002-75, Class PJ.....................................      5.50%        11/20/32             470,999
         380,723     Series 2003-4, Class MZ......................................      5.50%        01/20/33             404,990
         630,533     Series 2003-11, Class SM, IO,
                        1 Mo. LIBOR (x) -1 + 7.70% (d)............................      5.42%        02/16/33              88,554
         653,817     Series 2003-18, Class PG.....................................      5.50%        03/20/33             710,971
       1,216,494     Series 2003-35, Class TZ.....................................      5.75%        04/16/33           1,315,350
         337,458     Series 2003-42, Class SA, IO,
                        1 Mo. LIBOR (x) -1 + 6.60% (d)............................      4.32%        07/16/31              39,840
       1,410,555     Series 2003-42, Class SH, IO,
                        1 Mo. LIBOR (x) -1 + 6.55% (d)............................      4.27%        05/20/33             176,811
         103,907     Series 2003-62, Class MZ.....................................      5.50%        07/20/33             118,034
         414,575     Series 2003-84, Class Z......................................      5.50%        10/20/33             441,132
         130,467     Series 2004-37, Class B......................................      6.00%        04/17/34             144,318
         417,778     Series 2004-49, Class MZ.....................................      6.00%        06/20/34             476,434
          88,410     Series 2004-68, Class ZC.....................................      6.00%        08/20/34              95,586
         114,169     Series 2004-71, Class ST,
                        1 Mo. LIBOR (x) -6.25 + 44.50%, 7.00% cap (d).............      7.00%        09/20/34             119,404
         178,347     Series 2004-83, Class AK,
                        1 Mo. LIBOR (x) -3 + 16.49% (d)...........................      9.65%        10/16/34             189,103
         901,556     Series 2004-88, Class SM, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (d)............................      3.82%        10/16/34              84,659
          73,385     Series 2004-92, Class AK,
                        1 Mo. LIBOR (x) -3 + 16.50% (d)...........................      9.66%        11/16/34              83,930
       1,384,891     Series 2004-92, Class BZ.....................................      5.50%        11/16/34           1,500,107
         199,417     Series 2004-105, Class JZ....................................      5.00%        12/20/34             213,071
          63,749     Series 2004-105, Class KA....................................      5.00%        12/16/34              67,206
         117,602     Series 2004-109, Class BC....................................      5.00%        11/20/33             119,960
         198,590     Series 2005-3, Class JZ......................................      5.00%        01/16/35             189,092


                        See Notes to Financial Statements                Page 21


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Government National Mortgage Association (Continued)
$        198,590     Series 2005-3, Class KZ......................................      5.00%        01/16/35    $        204,694
          32,908     Series 2005-7, Class AJ, 1 Mo. LIBOR (x) -4 + 22.00% (d).....     12.88%        02/16/35              41,369
         314,007     Series 2005-7, Class KA,
                        1 Mo. LIBOR (x) -2.81 + 18.95% (d)........................     12.55%        12/17/34             331,051
         674,606     Series 2005-7, Class MA,
                        1 Mo. LIBOR (x) -2.81 + 18.95% (d)........................     12.55%        12/17/34             729,122
         144,740     Series 2005-33, Class AY.....................................      5.50%        04/16/35             156,482
         133,123     Series 2005-41, Class PA.....................................      4.00%        05/20/35             135,733
         588,002     Series 2005-44, Class IO, IO.................................      5.50%        07/20/35             127,043
         473,185     Series 2005-93, Class PO, PO.................................       (b)         06/20/35             409,908
         279,844     Series 2006-17, Class TW.....................................      6.00%        04/20/36             310,907
         500,000     Series 2006-38, Class OH.....................................      6.50%        08/20/36             578,314
         159,482     Series 2006-61, Class ZA.....................................      5.00%        11/20/36             168,589
         362,551     Series 2007-16, Class OZ.....................................      6.00%        04/20/37             408,683
         266,899     Series 2007-27, Class SD, IO,
                        1 Mo. LIBOR (x) -1 + 6.20% (d)............................      3.92%        05/20/37              24,148
         218,506     Series 2007-41, Class OL, PO.................................       (b)         07/20/37             188,422
         239,018     Series 2007-42, Class SB, IO,
                        1 Mo. LIBOR (x) -1 + 6.75% (d)............................      4.47%        07/20/37              25,637
         157,138     Series 2007-68, Class NA.....................................      5.00%        11/20/37             165,452
         917,663     Series 2007-71, Class ZD.....................................      6.00%        11/20/37             987,332
         143,482     Series 2007-81, Class FZ, 1 Mo. LIBOR + 0.35% (a)............      2.63%        12/20/37             143,072
         210,118     Series 2008-6, Class CK......................................      4.25%        10/20/37             211,115
         186,829     Series 2008-16, Class PO, PO.................................       (b)         02/20/38             158,623
          21,895     Series 2008-20, Class PO, PO.................................       (b)         09/20/37              20,647
          54,318     Series 2008-29, Class PO, PO.................................       (b)         02/17/33              52,385
         169,054     Series 2008-33, Class XS, IO,
                        1 Mo. LIBOR (x) -1 + 7.70% (d)............................      5.42%        04/16/38              23,896
         145,482     Series 2008-47, Class MI, IO.................................      6.00%        10/16/37               3,722
         698,000     Series 2008-47, Class ML.....................................      5.25%        06/16/38             764,138
          77,427     Series 2008-50, Class NA.....................................      5.50%        03/16/37              78,039
         165,000     Series 2008-54, Class PE.....................................      5.00%        06/20/38             179,944
         875,110     Series 2008-71, Class JI, IO.................................      6.00%        04/20/38             201,220
         226,646     Series 2009-10, Class PA.....................................      4.50%        12/20/38             230,984
         595,925     Series 2009-14, Class KF, 1 Mo. LIBOR + 0.70% (a)............      2.98%        03/20/39             606,455
         238,370     Series 2009-14, Class KI, IO.................................      6.50%        03/20/39              53,113
          78,215     Series 2009-14, Class KS, IO,
                        1 Mo. LIBOR (x) -1 + 6.30% (d)............................      4.02%        03/20/39               7,323
         189,547     Series 2009-25, Class SE, IO,
                        1 Mo. LIBOR (x) -1 + 7.60% (d)............................      5.32%        09/20/38              24,706
       2,152,244     Series 2009-29, Class PC.....................................      7.00%        05/20/39           2,639,197
         335,597     Series 2009-32, Class SZ.....................................      5.50%        05/16/39             376,454
         750,770     Series 2009-42, Class BI, IO.................................      6.00%        06/20/39             156,553
         163,835     Series 2009-53, Class AB.....................................      4.50%        10/16/38             164,747
         280,689     Series 2009-57, Class KA.....................................      4.50%        05/20/39             283,210
       3,732,618     Series 2009-57, Class VB.....................................      5.00%        06/16/39           4,033,821
       1,025,742     Series 2009-61, Class OW, PO.................................       (b)         11/16/35             859,478
         210,123     Series 2009-61, Class PZ.....................................      7.50%        08/20/39             282,412
          26,474     Series 2009-65, Class GL.....................................      4.50%        05/20/38              26,516
         865,440     Series 2009-69, Class ZB.....................................      6.00%        08/20/39             983,527


Page 22                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Government National Mortgage Association (Continued)
$      1,283,401     Series 2009-72, Class SM, IO,
                        1 Mo. LIBOR (x) -1 + 6.25% (d)............................      3.97%        08/16/39    $        144,938
         455,000     Series 2009-75, Class JN.....................................      5.50%        09/16/39             503,169
         178,461     Series 2009-76, Class PC.....................................      4.00%        03/16/39             180,067
         503,723     Series 2009-78, Class KZ.....................................      5.50%        09/16/39             606,674
         253,451     Series 2009-79, Class OK, PO.................................       (b)         11/16/37             216,677
         118,523     Series 2009-81, Class TZ.....................................      5.50%        09/20/39             135,716
       1,874,337     Series 2009-87, Class EI, IO.................................      5.50%        08/20/39             342,165
         228,790     Series 2009-93, Class WG.....................................      4.00%        09/20/38             230,280
          39,000     Series 2009-94, Class AL.....................................      5.00%        10/20/39              41,851
         239,782     Series 2009-106, Class DZ....................................      5.50%        11/20/39             273,969
          40,779     Series 2009-106, Class WZ....................................      5.50%        11/16/39              47,437
         656,641     Series 2009-116, Class MS, IO,
                        1 Mo. LIBOR (x) -1 + 6.50% (d)............................      4.22%        11/16/38              22,074
          16,157     Series 2009-118, Class KP....................................      4.50%        05/20/38              16,369
         732,000     Series 2009-126, Class LB....................................      5.00%        12/20/39             785,963
         260,012     Series 2010-3, Class MF, 1 Mo. LIBOR + 0.45% (a).............      2.62%        11/20/38             260,725
          52,000     Series 2010-4, Class WA......................................      3.00%        01/16/40              50,712
         319,678     Series 2010-7, Class BC......................................      4.00%        09/16/24             322,283
         227,041     Series 2010-11, Class HE.....................................      4.00%        04/20/39             228,428
          43,994     Series 2010-14, Class AO, PO.................................       (b)         12/20/32              42,519
       2,279,603     Series 2010-14, Class BV, IO,
                        1 Mo. LIBOR (x) -1 + 6.25% (d)............................      3.97%        02/16/40             269,943
          75,778     Series 2010-29, Class CB.....................................      5.00%        12/20/38              76,159
       1,216,193     Series 2010-42, Class CO, PO.................................       (b)         06/16/39           1,109,721
          23,527     Series 2010-44, Class BE.....................................      3.00%        04/20/38              23,505
       2,512,560     Series 2010-46, Class FC, 1 Mo. LIBOR + 0.80% (a)............      3.08%        03/20/35           2,575,457
         724,775     Series 2010-59, Class ZD.....................................      6.50%        05/20/40             930,537
       2,532,184     Series 2010-85, Class SL, IO,
                        1 Mo. LIBOR (x) -1 + 6.60% (d)............................      4.32%        07/20/37             300,089
          87,000     Series 2010-116, Class BM....................................      4.50%        09/16/40              91,857
       1,734,557     Series 2010-116, Class JB....................................      5.00%        06/16/40           1,893,518
         752,854     Series 2010-129, Class PQ....................................      3.00%        04/20/39             750,726
         154,307     Series 2010-138, Class PD....................................      3.50%        08/20/38             154,197
       1,270,296     Series 2010-157, Class OP, PO................................       (b)         12/20/40           1,007,568
         207,989     Series 2010-162, Class PQ....................................      4.50%        06/16/39             210,790
         588,210     Series 2010-166, Class DI, IO................................      4.50%        02/20/39              74,007
         113,352     Series 2011-4, Class PZ......................................      5.00%        01/20/41             123,777
       2,934,109     Series 2011-19, Class MI, IO.................................      5.00%        06/16/40             311,958
          32,588     Series 2011-21, Class QE.....................................      4.75%        05/20/38              32,604
         771,202     Series 2011-35, Class BP.....................................      4.50%        03/16/41             812,825
         636,383     Series 2011-48, Class LI, IO.................................      5.50%        01/16/41             116,308
         436,157     Series 2011-50, Class PZ.....................................      5.00%        04/20/41             465,708
         175,226     Series 2011-63, Class BI, IO.................................      6.00%        02/20/38              28,591
         413,416     Series 2011-69, Class HC.....................................      2.25%        05/20/38             410,894
       1,305,650     Series 2011-71, Class ZC.....................................      5.50%        07/16/34           1,405,954
       3,569,108     Series 2011-81, Class IC, IO,
                        1 Mo. LIBOR (x) -1 + 6.72%, 0.62% cap (d).................      0.62%        07/20/35              71,990
       1,750,558     Series 2011-112, Class IP, IO................................      0.50%        08/16/26              13,005
         239,265     Series 2011-129, Class CL....................................      5.00%        03/20/41             249,240


                        See Notes to Financial Statements                Page 23


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Government National Mortgage Association (Continued)
$          2,088     Series 2011-136, Class GB....................................      2.50%        05/20/40    $          2,022
         323,349     Series 2011-137, Class WA (e)................................      5.56%        07/20/40             349,684
         421,436     Series 2011-146, Class EI, IO................................      5.00%        11/16/41              85,984
         103,319     Series 2011-151, Class TB, IO,
                        1 Mo. LIBOR (x) -70 + 465.50%, 3.50% cap (d)..............      3.50%        04/20/41              15,483
       3,561,074     Series 2012-10, Class LI, IO.................................      3.50%        07/20/40             376,366
         238,120     Series 2012-16, Class AG.....................................      2.50%        10/20/38             234,219
       5,153,163     Series 2012-18, Class IA, IO,
                        1 Mo. LIBOR (x) -1 + 6.68%, 0.58% cap (d).................      0.58%        07/20/39              92,773
      18,325,101     Series 2012-84, Class QS, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (d)............................      3.82%        07/16/42           2,328,709
         251,623     Series 2012-108, Class KB....................................      2.75%        09/16/42             209,583
       1,095,422     Series 2012-140, Class JI, IO................................      3.50%        01/20/41             123,427
       7,632,017     Series 2012-143, Class IB, IO................................      3.50%        12/20/39             557,727
         179,590     Series 2013-5, Class IA, IO..................................      3.50%        10/16/42              24,047
         401,648     Series 2013-20, Class KI, IO.................................      5.00%        01/20/43              92,496
       2,223,000     Series 2013-20, Class QM.....................................      2.63%        02/16/43           1,870,554
       3,744,067     Series 2013-53, Class OI, IO.................................      3.50%        04/20/43             581,149
         200,705     Series 2013-69, Class AI, IO.................................      3.50%        05/20/43              37,998
         541,944     Series 2013-69, Class PI, IO.................................      5.00%        05/20/43              88,125
         953,680     Series 2013-70, Class PM.....................................      2.50%        05/20/43             780,743
       2,257,480     Series 2013-130, Class WS, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (d)............................      3.82%        09/20/43             285,254
         688,000     Series 2013-183, Class PB....................................      4.50%        12/20/43             678,688
          92,712     Series 2013-188, Class CF, 1 Mo. LIBOR + 0.45% (a)...........      2.73%        03/20/43              93,269
       7,587,612     Series 2014-44, Class IC, IO.................................      3.00%        04/20/28             650,038
      16,811,578     Series 2014-44, Class ID, IO (c) (e).........................      0.35%        03/16/44             231,630
          80,333     Series 2014-91, Class JI, IO.................................      4.50%        01/20/40              16,035
         862,556     Series 2014-94, Class Z......................................      4.50%        01/20/44             903,105
         340,212     Series 2014-99, Class HI, IO.................................      4.50%        06/20/44              62,774
         441,387     Series 2015-3, Class ZD......................................      4.00%        01/20/45             440,730
          83,833     Series 2015-95, Class IK, IO (e).............................      1.15%        05/16/37               3,657
         735,783     Series 2015-100, Class AI, IO................................      3.50%        03/20/39              64,414
         258,126     Series 2015-137, Class WA (c) (e)............................      5.49%        01/20/38             278,109
       1,323,487     Series 2015-138, Class MI, IO................................      4.50%        08/20/44             201,645
         380,707     Series 2015-151, Class KW (e)................................      5.94%        04/20/34             397,699
         173,309     Series 2016-16, Class KZ.....................................      3.00%        02/16/46             141,384
         785,592     Series 2016-55, Class PB (e).................................      6.19%        03/20/31             828,975
       2,768,550     Series 2016-69, Class WI, IO.................................      4.50%        05/20/46             634,674
       1,469,495     Series 2016-75, Class SA, IO,
                        1 Mo. LIBOR (x) -1 + 6.00% (d)............................      3.72%        05/20/40             161,421
       6,143,660     Series 2016-89, Class HI, IO.................................      3.50%        07/20/46           1,040,968
         759,866     Series 2016-99, Class JA (e).................................      5.53%        11/20/45             817,351
         896,370     Series 2016-109, Class ZM....................................      3.50%        08/20/36             839,209
       1,685,421     Series 2016-118, Class GI, IO................................      4.50%        02/16/40             357,591
      17,873,643     Series 2016-120, Class AS, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (d)............................      3.82%        09/20/46           3,040,419
         464,000     Series 2016-141, Class PC....................................      5.00%        10/20/46             507,980
         291,982     Series 2016-145, Class LZ....................................      3.00%        10/20/46             224,691
         303,000     Series 2016-160, Class LE....................................      2.50%        11/20/46             226,972
         515,347     Series 2016-167, Class KI, IO................................      6.00%        12/16/46             114,340


Page 24                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Government National Mortgage Association (Continued)
$        802,268     Series 2017-17, Class KZ.....................................      4.50%        02/20/47    $        822,676
      24,265,934     Series 2017-57, Class IO, IO.................................      5.00%        04/20/47           4,616,938
      10,159,038     Series 2017-186, Class TI, IO,
                        1 Mo. LIBOR (x) -1 + 6.50%, 0.50% cap (d).................      0.50%        05/20/40             200,922
         828,131     Series 2018-44, Class Z......................................      2.50%        09/20/47             601,533
       4,025,718     Series 2018-53, Class VA.....................................      3.50%        07/20/29           4,037,640
       4,406,931     Series 2018-120, Class G.....................................      3.50%        09/20/48           4,266,639
                  Vendee Mortgage Trust
       4,204,533     Series 2003-2, Class Z.......................................      5.00%        05/15/33           4,418,923
          59,865     Series 2010-1, Class DA......................................      4.25%        02/15/35              60,392
                                                                                                                 ----------------
                                                                                                                      331,579,619
                                                                                                                 ----------------
                  COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.3%
                  Fannie Mae - Aces
          50,000     Series 2013-M6, Class 1AC (c)................................      3.73%        02/25/43              47,718
                  Government National Mortgage Association
         693,199     Series 2013-32, Class A......................................      1.90%        06/16/36             685,376
         532,000     Series 2013-57, Class D (e)..................................      2.35%        06/16/46             443,981
         100,000     Series 2013-74, Class AG (c).................................      2.81%        12/16/53              81,267
          25,387     Series 2013-194, Class AE (e)................................      2.75%        11/16/44              24,327
      40,142,280     Series 2015-30, Class IO, IO (e).............................      1.03%        07/16/56           2,547,702
       6,257,064     Series 2015-125, Class VA (e)................................      2.70%        05/16/35           6,003,503
       4,895,341     Series 2016-110, Class VA....................................      2.10%        01/16/38           4,333,233
       9,672,408     Series 2017-131, Class AG (e)................................      2.50%        12/16/58           8,777,449
                                                                                                                 ----------------
                                                                                                                       22,944,556
                                                                                                                 ----------------
                  PASS-THROUGH SECURITIES -- 48.7%
                  Federal Home Loan Mortgage Corporation
      21,285,096     Pool 840359, 12 Mo. LIBOR + 1.63% (a)........................      3.63%        06/01/46          21,953,301
         186,862     Pool A19763..................................................      5.00%        04/01/34             198,073
          85,180     Pool A47333..................................................      5.00%        10/01/35              90,172
         734,909     Pool A47828..................................................      3.50%        08/01/35             722,856
         413,125     Pool A47829..................................................      4.00%        08/01/35             415,034
         444,655     Pool A47937..................................................      5.50%        08/01/35             478,360
         145,735     Pool A48972..................................................      5.50%        05/01/36             156,693
         103,282     Pool A54675..................................................      5.50%        01/01/36             109,828
         292,964     Pool A65324..................................................      5.50%        09/01/37             312,840
          99,830     Pool A86143..................................................      5.00%        05/01/39             105,338
          35,370     Pool A90319..................................................      5.00%        12/01/39              37,369
         540,722     Pool A92197..................................................      5.00%        05/01/40             571,788
          14,141     Pool A93093..................................................      4.50%        07/01/40              14,659
          19,159     Pool A93891..................................................      4.00%        09/01/40              19,339
          28,581     Pool A94729..................................................      4.00%        11/01/40              28,850
         109,986     Pool A94843..................................................      4.00%        11/01/40             111,025
         448,393     Pool A95441..................................................      4.00%        12/01/40             452,638
          42,105     Pool A95653..................................................      4.00%        12/01/40              42,503
          67,104     Pool A95728..................................................      4.00%        12/01/40              67,738
          89,189     Pool A96380..................................................      4.00%        01/01/41              90,032
         256,307     Pool A97294..................................................      4.00%        02/01/41             258,729
           7,064     Pool C01310..................................................      6.50%        03/01/32               7,784
          49,304     Pool C01444..................................................      6.00%        01/01/33              54,279
          22,584     Pool C01574..................................................      5.00%        06/01/33              23,915


                        See Notes to Financial Statements                Page 25


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$        124,156     Pool C01848..................................................       6.00%       06/01/34    $        136,609
          25,463     Pool C03458..................................................       5.00%       02/01/40              26,892
          79,048     Pool C03949..................................................       3.50%       05/01/42              77,677
         115,843     Pool C04269..................................................       3.00%       10/01/42             110,702
         432,167     Pool C91167..................................................       5.00%       04/01/28             451,622
         294,240     Pool C91353..................................................       3.50%       01/01/31             288,698
         637,645     Pool C91366..................................................       4.50%       04/01/31             655,826
          47,844     Pool C91482..................................................       3.50%       07/01/32              47,532
          49,446     Pool E02883..................................................       4.00%       04/01/26              50,375
          34,525     Pool G01443..................................................       6.50%       08/01/32              38,042
          85,308     Pool G01737..................................................       5.00%       12/01/34              90,341
          15,962     Pool G01829..................................................       6.00%       03/01/35              17,575
          46,903     Pool G01840..................................................       5.00%       07/01/35              49,667
         508,779     Pool G02017..................................................       5.00%       12/01/35             537,183
         107,270     Pool G03072..................................................       5.00%       11/01/36             113,582
          38,005     Pool G03941..................................................       6.00%       02/01/38              41,846
          29,537     Pool G04452..................................................       6.00%       07/01/38              32,483
         482,684     Pool G04593..................................................       5.50%       01/01/37             518,617
          52,863     Pool G04632..................................................       5.00%       11/01/36              55,977
         244,879     Pool G04814..................................................       5.50%       10/01/38             262,410
          53,616     Pool G04913..................................................       5.00%       03/01/38              56,732
          51,790     Pool G05173..................................................       4.50%       11/01/31              53,076
         841,841     Pool G05275..................................................       5.50%       02/01/39             899,634
         155,977     Pool G05449..................................................       4.50%       05/01/39             161,459
         581,598     Pool G05792..................................................       4.50%       02/01/40             602,883
         461,251     Pool G05927..................................................       4.50%       07/01/40             478,136
          37,316     Pool G06252..................................................       4.00%       02/01/41              37,669
         710,664     Pool G06359..................................................       4.00%       02/01/41             717,377
         112,895     Pool G06501..................................................       4.00%       04/01/41             113,962
         117,866     Pool G06583..................................................       5.00%       06/01/41             125,387
         212,257     Pool G06687..................................................       5.00%       07/01/41             224,958
         111,062     Pool G06739..................................................       4.50%       09/01/41             115,138
         519,934     Pool G07025..................................................       5.00%       02/01/42             549,364
         904,059     Pool G07100..................................................       5.50%       07/01/40             972,035
          20,284     Pool G07219..................................................       5.00%       10/01/41              21,432
         116,312     Pool G07266..................................................       4.00%       12/01/42             117,414
         721,482     Pool G07329..................................................       4.00%       01/01/43             728,096
         105,511     Pool G07505..................................................       7.00%       02/01/39             118,650
         116,294     Pool G07613..................................................       6.00%       04/01/39             128,903
         784,470     Pool G07683..................................................       4.00%       03/01/44             790,244
         466,209     Pool G07806..................................................       5.00%       06/01/41             492,463
           4,422     Pool G08113..................................................       6.50%       02/01/36               4,863
          32,510     Pool G11713..................................................       5.50%       06/01/20              32,822
          43,175     Pool G11769..................................................       5.00%       10/01/20              43,917
          69,937     Pool G11833..................................................       5.00%       11/01/20              70,892
           6,442     Pool G11880..................................................       5.00%       12/01/20               6,528
         121,923     Pool G12312..................................................       6.00%       09/01/21             125,006
         103,134     Pool G12797..................................................       6.50%       02/01/22             105,788
         168,536     Pool G12959..................................................       6.50%       10/01/22             174,781
           7,065     Pool G12978..................................................       5.50%       12/01/22               7,260
          18,938     Pool G13044..................................................       4.50%       06/01/21              19,242


Page 26                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$         11,089     Pool G13581..................................................      5.50%        11/01/21    $         11,156
          73,813     Pool G13623..................................................      4.50%        08/01/24              75,987
         105,569     Pool G13625..................................................      5.50%        01/01/24             108,735
         152,129     Pool G13733..................................................      5.00%        11/01/24             157,540
          99,981     Pool G14088..................................................      4.00%        02/01/26             101,942
         268,362     Pool G14106..................................................      6.00%        10/01/24             274,476
          65,903     Pool G14167..................................................      5.50%        07/01/23              67,937
         252,705     Pool G14233..................................................      6.00%        01/01/24             256,685
       1,278,982     Pool G14348..................................................      4.00%        10/01/26           1,304,067
          61,297     Pool G14376..................................................      4.00%        09/01/25              62,321
          83,272     Pool G14676..................................................      4.50%        09/01/26              85,533
          17,939     Pool G14791..................................................      6.00%        05/01/21              17,979
         621,769     Pool G14995..................................................      5.50%        12/01/24             636,864
         395,638     Pool G15019..................................................      4.50%        07/01/26             402,262
          66,673     Pool G15039..................................................      4.50%        09/01/26              68,611
          74,100     Pool G15725..................................................      4.50%        09/01/26              76,211
          60,719     Pool G15821..................................................      5.00%        07/01/25              61,726
         314,350     Pool G15949..................................................      4.00%        01/01/29             320,489
         460,612     Pool G15957..................................................      5.50%        12/01/24             470,157
          39,021     Pool G18100..................................................      5.00%        02/01/21              39,347
         567,389     Pool G18264..................................................      5.00%        07/01/23             588,889
         437,878     Pool G18287..................................................      5.50%        12/01/23             451,525
         158,376     Pool G18306..................................................      4.50%        04/01/24             163,004
          20,520     Pool G60020..................................................      4.50%        12/01/43              21,231
       1,055,588     Pool G60114..................................................      5.50%        06/01/41           1,135,587
       1,435,927     Pool G60168..................................................      4.50%        07/01/45           1,479,564
         482,971     Pool G60194..................................................      3.50%        08/01/45             474,239
         119,012     Pool G60366..................................................      6.00%        10/01/39             131,018
         495,935     Pool G60737..................................................      4.50%        08/01/42             511,794
       1,460,387     Pool G60762..................................................      5.00%        07/01/41           1,542,036
         369,120     Pool G60806..................................................      5.00%        12/01/44             390,890
         554,877     Pool G60808..................................................      3.00%        10/01/46             525,850
       9,674,968     Pool G60921..................................................      4.50%        02/01/47           9,971,433
      23,802,935     Pool G60940..................................................      4.00%        09/01/46          23,897,905
          23,057     Pool H09034..................................................      5.50%        05/01/37              23,849
           5,005     Pool J03523..................................................      5.00%        09/01/21               5,032
          72,977     Pool J05364..................................................      6.00%        08/01/22              74,284
         384,783     Pool J09465..................................................      4.00%        04/01/24             391,692
         162,456     Pool J09504..................................................      4.00%        04/01/24             165,570
          55,507     Pool J09798..................................................      4.00%        05/01/24              56,487
         106,465     Pool J10623..................................................      4.00%        09/01/24             108,478
       1,055,341     Pool J10827..................................................      4.50%        10/01/24           1,086,279
         346,841     Pool N70075..................................................      5.00%        01/01/35             363,940
         612,077     Pool N70081..................................................      5.50%        07/01/38             662,983
          94,206     Pool O20138..................................................      5.00%        11/01/30              99,084
       1,261,034     Pool Q00841..................................................      4.50%        05/01/41           1,307,223
         159,419     Pool Q03139..................................................      4.00%        09/01/41             160,930
          56,489     Pool Q04031..................................................      4.00%        10/01/41              57,031
          40,736     Pool Q04905..................................................      4.00%        12/01/41              41,126
          84,931     Pool Q05035..................................................      4.00%        12/01/41              85,737
          72,856     Pool Q05173..................................................      4.00%        12/01/41              73,555


                        See Notes to Financial Statements                Page 27


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$         53,236     Pool Q05181..................................................      4.00%        12/01/41    $         53,747
          36,987     Pool Q05445..................................................      4.00%        01/01/42              37,342
         149,231     Pool Q07189..................................................      4.00%        04/01/42             150,646
          51,760     Pool Q07479..................................................      3.50%        04/01/42              50,861
         165,319     Pool Q11791..................................................      3.50%        10/01/42             162,448
         105,763     Pool Q11836..................................................      3.50%        10/01/42             103,925
         766,541     Pool Q14034..................................................      3.50%        12/01/42             753,540
       3,164,376     Pool Q43309..................................................      4.00%        09/01/46           3,172,952
       7,501,638     Pool Q45763..................................................      4.00%        01/01/47           7,531,288
       5,409,591     Pool Q50564..................................................      4.50%        09/01/47           5,545,907
      15,074,877     Pool Q53219..................................................      4.50%        12/01/47          15,544,883
       9,148,887     Pool Q53875..................................................      4.00%        01/01/48           9,182,490
       1,126,659     Pool Q54651..................................................      4.50%        03/01/48           1,172,141
       2,026,315     Pool Q55037..................................................      4.50%        04/01/48           2,104,912
      21,552,185     Pool Q55152..................................................      4.50%        04/01/48          22,188,348
       5,900,568     Pool Q56260..................................................      5.00%        05/01/48           6,232,123
         710,847     Pool U50165..................................................      4.00%        05/01/32             727,858
       3,492,217     Pool U59020..................................................      4.00%        06/01/35           3,575,750
       3,247,760     Pool U64762..................................................      4.50%        10/01/45           3,364,593
      15,830,959     Pool U69020..................................................      5.00%        07/01/44          16,815,815
       9,046,357     Pool U69041..................................................      5.00%        11/01/43           9,608,908
      34,698,785     Pool U69055..................................................      4.50%        10/01/47          35,945,285
       5,530,449     Pool U79023..................................................      3.50%        10/01/28           5,541,915
          71,568     Pool U80068..................................................      3.50%        10/01/32              70,774
         140,741     Pool U80212..................................................      3.50%        02/01/33             139,179
         175,694     Pool U90245..................................................      3.50%        10/01/42             172,052
         100,890     Pool U90291..................................................      4.00%        10/01/42             101,903
         894,754     Pool U90316..................................................      4.00%        10/01/42             903,737
         869,067     Pool U90490..................................................      4.00%        06/01/42             877,767
       2,192,561     Pool U90690..................................................      3.50%        06/01/42           2,147,220
          25,937     Pool U90932..................................................      3.00%        02/01/43              24,715
         266,671     Pool U90975..................................................      4.00%        06/01/42             269,352
         608,293     Pool U91254..................................................      4.00%        04/01/43             614,344
       2,200,850     Pool U91619..................................................      4.00%        06/01/43           2,222,891
          66,583     Pool U92272..................................................      4.50%        12/01/43              69,087
         920,752     Pool U92432..................................................      4.00%        02/01/44             930,074
          62,328     Pool U95137..................................................      4.00%        08/01/43              62,959
         234,187     Pool U99045..................................................      3.50%        03/01/43             229,345
         265,034     Pool U99084..................................................      4.50%        02/01/44             274,968
         130,617     Pool U99091..................................................      4.50%        03/01/44             135,531
         396,004     Pool U99096..................................................      4.50%        05/01/44             410,833
       3,805,398     Pool U99134..................................................      4.00%        01/01/46           3,843,620
         813,670     Pool V80910..................................................      4.00%        12/01/43             817,730
                  Federal National Mortgage Association
          77,436     Pool 190371..................................................      6.50%        07/01/36              86,551
          38,338     Pool 254636..................................................      5.00%        02/01/33              40,568
          53,604     Pool 255190..................................................      5.50%        05/01/34              57,510
          41,594     Pool 255984..................................................      4.50%        11/01/25              42,616
         235,509     Pool 256181..................................................      5.50%        03/01/36             245,402
         179,119     Pool 256576..................................................      5.50%        01/01/37             185,720
          56,761     Pool 256808..................................................      5.50%        07/01/37              58,958


Page 28                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$        150,535     Pool 256936..................................................      6.00%        10/01/37    $        154,351
               2     Pool 545759..................................................      6.50%        07/01/32                   2
          24,851     Pool 555851..................................................      6.50%        01/01/33              27,626
         399,851     Pool 683246..................................................      5.50%        02/01/33             437,266
         336,820     Pool 725014..................................................      5.50%        12/01/33             363,819
         553,919     Pool 734922..................................................      4.50%        09/01/33             571,533
         726,143     Pool 735415..................................................      6.50%        12/01/32             807,981
           6,791     Pool 745875..................................................      6.50%        09/01/36               7,652
          55,008     Pool 747097..................................................      6.00%        10/01/29              56,703
         725,333     Pool 758670..................................................      6.00%        09/01/34             790,924
          13,386     Pool 780962..................................................      4.50%        05/01/19              13,583
         650,701     Pool 788149..................................................      5.50%        05/01/33             697,479
         312,507     Pool 812741..................................................      5.50%        02/01/35             331,326
         553,848     Pool 827948..................................................      5.50%        05/01/35             593,370
         486,982     Pool 850000..................................................      5.50%        01/01/36             518,329
          89,881     Pool 871039..................................................      5.50%        02/01/37              93,610
         248,857     Pool 888001..................................................      5.50%        10/01/36             272,091
         199,027     Pool 888163..................................................      7.00%        12/01/33             226,319
          60,787     Pool 888435..................................................      5.50%        06/01/22              62,456
         695,052     Pool 889610..................................................      5.50%        06/01/38             742,259
         496,771     Pool 889834..................................................      5.00%        12/01/35             526,084
          26,939     Pool 890149..................................................      6.50%        10/01/38              29,993
          68,985     Pool 890231..................................................      5.00%        07/01/25              71,510
         230,201     Pool 890314..................................................      5.50%        12/01/22             234,780
          35,659     Pool 890378..................................................      6.00%        05/01/24              36,999
       1,513,926     Pool 890556..................................................      4.50%        10/01/43           1,570,031
         805,358     Pool 890561..................................................      4.50%        01/01/27             823,060
          87,325     Pool 890588..................................................      4.50%        09/01/41              90,503
       1,327,577     Pool 890736..................................................      5.00%        07/01/30           1,393,765
         290,828     Pool 905917..................................................      5.50%        01/01/37             317,616
         133,222     Pool 922386..................................................      5.50%        01/01/37             138,380
          20,352     Pool 930562..................................................      5.00%        02/01/39              21,613
           1,187     Pool 931150..................................................      5.00%        05/01/39               1,252
         215,614     Pool 931565..................................................      5.00%        07/01/39             227,991
         221,078     Pool 931808..................................................      5.50%        08/01/39             236,740
         205,742     Pool 953115..................................................      5.50%        11/01/38             217,998
         236,213     Pool 962556..................................................      5.00%        04/01/23             244,773
          88,486     Pool 973561..................................................      5.00%        03/01/23              91,679
          91,568     Pool 976871..................................................      6.50%        08/01/36             100,893
          85,713     Pool 995002..................................................      5.00%        07/01/37              90,706
          26,905     Pool 995097..................................................      6.50%        10/01/37              30,205
         174,436     Pool 995149..................................................      6.50%        10/01/38             194,581
          67,660     Pool 995228..................................................      6.50%        11/01/38              75,824
         346,408     Pool 995252..................................................      5.00%        12/01/23             358,191
         115,246     Pool 995259..................................................      6.50%        11/01/23             120,651
          38,677     Pool AA0916..................................................      5.00%        08/01/37              40,894
           8,444     Pool AA1740..................................................      5.00%        01/01/39               8,877
           1,793     Pool AA3267..................................................      5.00%        02/01/39               1,893
         156,139     Pool AA3303..................................................      5.50%        06/01/38             165,475
         894,822     Pool AB0460..................................................      5.50%        02/01/37             964,991
         359,905     Pool AB0731..................................................      4.00%        06/01/39             362,715


                        See Notes to Financial Statements                Page 29


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$         26,181     Pool AB1576..................................................      4.00%        10/01/20    $         26,623
         790,134     Pool AB1801..................................................      4.00%        11/01/40             796,489
          96,763     Pool AB1953..................................................      4.00%        12/01/40              97,564
          76,480     Pool AB2092..................................................      4.00%        01/01/41              77,096
          80,030     Pool AB2133..................................................      4.00%        01/01/26              81,536
         239,387     Pool AB2265..................................................      4.00%        02/01/41             241,661
         167,942     Pool AB2275..................................................      4.50%        02/01/41             174,012
          37,531     Pool AB2467..................................................      4.50%        03/01/41              38,894
       1,339,995     Pool AB2506..................................................      5.00%        03/01/41           1,405,667
       2,388,721     Pool AB2959..................................................      4.50%        07/01/40           2,470,302
          90,564     Pool AB3284..................................................      5.00%        07/01/41              95,767
         149,934     Pool AB4937..................................................      3.50%        04/01/42             147,323
         164,352     Pool AB5174..................................................      3.50%        05/01/42             161,490
       1,016,137     Pool AB5500..................................................      3.50%        07/01/42             998,440
         172,820     Pool AB5919..................................................      3.00%        08/01/42             165,168
         115,031     Pool AB6632..................................................      3.50%        10/01/42             113,030
         351,222     Pool AB6671..................................................      3.00%        10/01/42             335,585
         419,093     Pool AB7765..................................................      3.00%        02/01/43             400,349
         301,909     Pool AB7859..................................................      3.50%        02/01/43             296,651
         213,488     Pool AB8143..................................................      5.00%        01/01/38             225,149
       1,775,684     Pool AB8289..................................................      4.50%        04/01/42           1,831,770
         656,146     Pool AB8676..................................................      3.50%        05/01/42             645,733
          47,052     Pool AB9382..................................................      4.00%        05/01/43              47,405
       1,179,111     Pool AB9551..................................................      3.00%        06/01/43           1,125,482
         533,780     Pool AB9615..................................................      4.00%        06/01/33             540,135
          67,446     Pool AB9683..................................................      4.00%        06/01/43              67,984
          88,945     Pool AB9959..................................................      4.00%        07/01/43              89,651
         114,921     Pool AC1232..................................................      5.00%        07/01/24             121,077
       1,110,156     Pool AC2946..................................................      5.00%        09/01/39           1,173,477
         136,577     Pool AC3236..................................................      5.00%        09/01/39             144,393
         407,030     Pool AC3267..................................................      5.50%        09/01/39             439,428
         166,231     Pool AC5446..................................................      5.00%        11/01/39             175,861
         706,839     Pool AD0889..................................................      6.00%        09/01/24             731,447
         736,118     Pool AD4317..................................................      4.00%        04/01/40             742,054
          33,446     Pool AD5222..................................................      4.50%        05/01/30              34,369
         152,131     Pool AD5583..................................................      5.00%        04/01/40             159,811
         215,012     Pool AD6369..................................................      4.50%        05/01/40             222,842
         105,719     Pool AD6938..................................................      4.50%        06/01/40             109,576
         137,971     Pool AD7110..................................................      5.00%        07/01/40             144,066
         117,386     Pool AD7137..................................................      5.50%        07/01/40             128,711
          44,031     Pool AD8526..................................................      4.50%        08/01/40              45,637
         431,596     Pool AE0137..................................................      4.50%        03/01/36             444,627
          48,771     Pool AE0383..................................................      4.50%        09/01/25              50,056
         279,990     Pool AE0504..................................................      4.50%        11/01/40             290,201
       7,175,017     Pool AE0670..................................................      5.50%        02/01/39           7,659,311
         140,240     Pool AE1798..................................................      5.00%        09/01/40             148,394
         158,374     Pool AE4476..................................................      4.00%        03/01/41             159,631
         224,627     Pool AE7005..................................................      4.00%        10/01/40             226,436
         127,849     Pool AE8075..................................................      4.00%        12/01/40             128,879
          47,419     Pool AE9284..................................................      4.00%        11/01/40              47,801
         724,779     Pool AE9959..................................................      5.00%        03/01/41             766,337


Page 30                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$         38,038     Pool AH0057..................................................      4.50%        02/01/41    $         39,425
         544,151     Pool AH0943..................................................      4.00%        12/01/40             548,528
         873,390     Pool AH0979..................................................      3.50%        01/01/41             853,691
         428,502     Pool AH1089..................................................      4.00%        11/01/40             434,478
         172,323     Pool AH1141..................................................      4.50%        12/01/40             178,403
         206,050     Pool AH4404..................................................      4.00%        01/01/41             207,709
         414,593     Pool AH7192..................................................      5.00%        02/01/41             432,946
         133,496     Pool AH7204..................................................      4.00%        03/01/41             134,573
          59,178     Pool AH8090..................................................      4.50%        06/01/41              60,985
         258,563     Pool AH8871..................................................      5.00%        04/01/41             270,003
          37,086     Pool AH9677..................................................      5.00%        04/01/41              38,726
          64,513     Pool AI1190..................................................      4.50%        04/01/41              66,859
         154,332     Pool AI1191..................................................      4.50%        04/01/41             159,963
          89,924     Pool AI1969..................................................      4.50%        05/01/41              93,201
         576,421     Pool AI4268..................................................      5.00%        06/01/41             609,319
         340,062     Pool AI6093..................................................      4.50%        06/01/31             349,698
         101,236     Pool AI6503..................................................      5.00%        11/01/39             105,681
          49,419     Pool AI6581..................................................      4.50%        07/01/41              51,218
          34,511     Pool AI7800..................................................      4.50%        07/01/41              35,770
         610,733     Pool AI8448..................................................      4.50%        08/01/41             633,018
         223,320     Pool AI8779..................................................      4.00%        11/01/41             225,122
         404,339     Pool AI9114..................................................      4.00%        06/01/42             406,335
       2,119,205     Pool AI9124..................................................      4.00%        08/01/42           2,126,345
       1,542,744     Pool AI9158..................................................      6.50%        01/01/41           1,731,323
       3,184,550     Pool AJ2311..................................................      5.00%        10/01/41           3,369,859
          33,346     Pool AJ4756..................................................      4.00%        10/01/41              33,715
          42,935     Pool AJ5301..................................................      4.00%        11/01/41              43,281
          46,378     Pool AJ5424..................................................      4.00%        11/01/41              46,890
          29,626     Pool AJ5736..................................................      4.00%        12/01/41              29,953
          35,283     Pool AJ6061..................................................      4.00%        12/01/41              35,673
          38,042     Pool AJ7538..................................................      4.00%        01/01/42              38,463
          51,618     Pool AJ8104..................................................      4.00%        12/01/41              52,189
          22,227     Pool AJ8203..................................................      4.50%        01/01/42              23,038
          34,941     Pool AJ8341..................................................      4.00%        12/01/41              35,328
          34,050     Pool AJ8369..................................................      4.00%        01/01/42              34,427
          49,296     Pool AJ8436..................................................      4.00%        12/01/41              49,837
          30,109     Pool AJ9162..................................................      4.00%        01/01/42              30,442
       1,169,353     Pool AJ9332..................................................      4.00%        01/01/42           1,178,783
         105,229     Pool AJ9333..................................................      4.00%        01/01/42             106,078
          54,446     Pool AK0543..................................................      4.00%        01/01/42              55,048
       1,842,616     Pool AK0765..................................................      4.00%        03/01/42           1,848,888
          43,627     Pool AK1827..................................................      4.00%        01/01/42              44,109
         840,511     Pool AK3103..................................................      4.00%        02/01/42             847,292
         286,348     Pool AK4520..................................................      4.00%        03/01/42             288,654
         220,926     Pool AK5555..................................................      4.00%        04/01/42             222,704
          23,368     Pool AL0147..................................................      4.00%        04/01/41              23,589
         176,795     Pool AL0212..................................................      5.50%        02/01/38             189,665
         373,062     Pool AL0241..................................................      4.00%        04/01/41             376,067
         104,985     Pool AL0399..................................................      6.00%        08/01/24             108,436
          46,850     Pool AL0446..................................................      6.00%        05/01/24              48,400
         448,386     Pool AL0677..................................................      5.00%        07/01/41             474,475


                        See Notes to Financial Statements                Page 31


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$         58,782     Pool AL0815..................................................      4.00%        09/01/41    $         59,432
          44,647     Pool AL1195..................................................      6.00%        09/01/23              46,096
         776,144     Pool AL1850..................................................      5.50%        07/01/40             835,082
          53,671     Pool AL1948..................................................      4.00%        01/01/42              54,104
          70,008     Pool AL1953..................................................      4.50%        01/01/27              71,847
         150,564     Pool AL2142..................................................      6.50%        09/01/38             169,731
       1,448,813     Pool AL2392..................................................      3.50%        08/01/42           1,423,581
         722,051     Pool AL2551..................................................      3.50%        10/01/42             709,504
         365,274     Pool AL2589..................................................      5.50%        05/01/25             375,241
         114,958     Pool AL2892..................................................      3.50%        12/01/42             112,956
         908,846     Pool AL3093..................................................      3.50%        02/01/43             893,018
          33,322     Pool AL3154..................................................      3.00%        02/01/43              31,843
         126,285     Pool AL3484..................................................      4.50%        10/01/42             130,883
       3,568,345     Pool AL4703..................................................      3.50%        12/01/28           3,559,400
          57,158     Pool AL4741..................................................      4.50%        01/01/44              58,949
          43,193     Pool AL4962..................................................      6.00%        05/01/24              44,861
       1,479,080     Pool AL5315..................................................      4.00%        06/01/42           1,491,005
         221,584     Pool AL5616..................................................      5.50%        09/01/41             237,195
       1,033,259     Pool AL5760..................................................      4.00%        09/01/43           1,041,568
         761,333     Pool AL5890..................................................      4.50%        03/01/43             785,156
         711,373     Pool AL6031..................................................      4.00%        10/01/44             717,270
          93,849     Pool AL6057..................................................      6.00%        08/01/24              95,190
         149,799     Pool AL6449..................................................      4.50%        01/01/27             153,150
       4,598,085     Pool AL6513..................................................      5.00%        07/01/44           4,851,392
       6,307,694     Pool AL6536..................................................      4.50%        03/01/45           6,511,286
       1,017,334     Pool AL6948..................................................      5.00%        09/01/25           1,054,957
         170,730     Pool AL7046..................................................      3.50%        06/01/45             166,963
      16,324,791     Pool AL7162, 12 Mo. LIBOR + 1.73% (a)........................      3.05%        09/01/42          16,753,055
         479,977     Pool AL7231..................................................      3.50%        08/01/45             469,384
         375,826     Pool AL7306..................................................      4.50%        09/01/42             389,501
         849,795     Pool AL7449..................................................      8.50%        12/01/37             988,114
       1,297,409     Pool AL7637..................................................      5.00%        01/01/42           1,350,583
       2,997,089     Pool AL7905..................................................      4.50%        03/01/34           3,078,154
         212,006     Pool AL8139..................................................      4.00%        02/01/32             212,201
       1,327,250     Pool AL8174..................................................      3.50%        02/01/46           1,297,968
         119,391     Pool AL8353..................................................      3.50%        08/01/44             117,316
      18,005,090     Pool AL8640, 12 Mo. LIBOR + 1.80% (a)........................      3.82%        12/01/41          18,876,852
       1,480,080     Pool AL8743..................................................      4.50%        06/01/46           1,526,986
         743,154     Pool AL9143..................................................      3.50%        09/01/36             735,978
         242,863     Pool AL9226..................................................      5.50%        12/01/41             266,220
       2,331,043     Pool AL9777..................................................      4.50%        01/01/47           2,398,487
          74,904     Pool AO2976..................................................      3.50%        05/01/42              73,599
       7,711,873     Pool AO3529..................................................      4.00%        06/01/42           7,747,588
       2,693,466     Pool AO5527..................................................      4.00%        07/01/42           2,705,994
       2,162,518     Pool AO8106..................................................      4.00%        08/01/42           2,172,539
         812,361     Pool AO8167..................................................      4.00%        09/01/42             816,093
         286,131     Pool AP0495..................................................      3.50%        08/01/42             281,147
         226,995     Pool AP1197..................................................      3.50%        09/01/42             221,789
       1,764,438     Pool AP2109..................................................      4.00%        08/01/32           1,785,438
         146,496     Pool AP5113..................................................      4.00%        09/01/42             147,669
         483,418     Pool AP7963..................................................      4.00%        09/01/42             488,011


Page 32                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$      3,129,346     Pool AQ0411..................................................      3.50%        10/01/42    $      3,075,197
       1,324,415     Pool AQ0535..................................................      3.00%        11/01/42           1,265,680
       1,044,056     Pool AQ1534..................................................      3.50%        10/01/32           1,033,381
       1,483,656     Pool AQ1584..................................................      4.00%        11/01/42           1,500,065
         923,716     Pool AQ1607..................................................      3.50%        11/01/32             914,227
         663,124     Pool AQ3310..................................................      4.00%        11/01/42             666,171
       2,138,237     Pool AQ4086..................................................      4.00%        06/01/43           2,148,234
          93,182     Pool AQ9715..................................................      3.00%        01/01/43              88,887
         595,353     Pool AQ9999..................................................      3.00%        02/01/43             567,995
       2,893,123     Pool AR7582..................................................      3.50%        03/01/33           2,863,542
         463,255     Pool AR7961..................................................      3.50%        03/01/33             458,510
          21,201     Pool AS0225..................................................      4.00%        08/01/43              21,339
       5,409,079     Pool AS1719..................................................      5.00%        02/01/44           5,727,323
         643,024     Pool AS5236..................................................      4.00%        05/01/45             643,666
       1,639,498     Pool AS5515..................................................      3.50%        06/01/30           1,642,915
       1,170,950     Pool AS7211..................................................      3.00%        04/01/46           1,110,770
       8,229,516     Pool AS8982..................................................      4.50%        03/01/47           8,443,182
       1,335,632     Pool AS9244..................................................      4.50%        08/01/39           1,377,662
         960,589     Pool AS9990..................................................      4.50%        07/01/47             984,814
         337,724     Pool AS9994..................................................      4.50%        04/01/47             346,292
         187,269     Pool AT0332..................................................      3.00%        04/01/43             178,675
         882,977     Pool AT1747..................................................      3.00%        04/01/43             843,292
         820,505     Pool AT3892..................................................      3.00%        06/01/43             783,910
         496,400     Pool AT4180..................................................      3.50%        05/01/33             491,321
         165,478     Pool AT5915..................................................      4.00%        06/01/43             166,248
         948,158     Pool AT6303..................................................      4.00%        06/01/43             958,544
          62,092     Pool AT6306..................................................      4.00%        06/01/43              62,677
          63,724     Pool AT9657..................................................      4.00%        07/01/43              64,164
         286,367     Pool AU3751..................................................      4.00%        08/01/43             288,435
          63,515     Pool AU4386..................................................      4.00%        10/01/43              63,929
         192,889     Pool AU5787..................................................      4.50%        09/01/43             200,018
         823,358     Pool AU6278..................................................      5.00%        11/01/43             864,132
         151,990     Pool AU6743..................................................      4.00%        10/01/43             152,977
          38,864     Pool AW7401..................................................      5.00%        09/01/40              41,047
         255,291     Pool AX5312..................................................      4.00%        01/01/42             257,349
         370,574     Pool AX5443..................................................      5.00%        11/01/44             386,910
         328,669     Pool AY0013..................................................      4.50%        01/01/45             338,585
         935,724     Pool BA4113..................................................      3.00%        04/01/46             887,464
         496,914     Pool BC4490..................................................      5.00%        05/01/39             522,592
       3,471,759     Pool BD4509, 12 Mo. LIBOR + 1.69% (a)........................      2.48%        01/01/44           3,518,454
      10,523,036     Pool BD4533, 12 Mo. LIBOR + 1.66% (a)........................      2.09%        09/01/44          10,788,642
         601,521     Pool BD8660, 1 Yr. Constant Maturity
                        Treasury Rate + 1.67% (a).................................      2.43%        12/01/45             600,375
      21,509,295     Pool BE2973..................................................      4.00%        01/01/47          21,589,943
       1,063,979     Pool BE3631..................................................      4.50%        05/01/47           1,090,877
       4,297,261     Pool BH2633..................................................      5.00%        08/01/47           4,548,323
          57,114     Pool BH9428..................................................      4.50%        09/01/47              58,554
       1,499,227     Pool BJ9100..................................................      4.50%        02/01/48           1,547,834
       1,318,691     Pool BJ9111..................................................      4.50%        03/01/48           1,370,214
       2,174,615     Pool BJ9124..................................................      4.50%        04/01/48           2,261,270
       9,634,645     Pool BK8883..................................................      5.00%        09/01/48          10,136,102


                        See Notes to Financial Statements                Page 33


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$      2,907,172     Pool BM3013, 12 Mo. LIBOR + 1.54% (a)........................      4.12%        07/01/44    $      2,974,364
      23,115,416     Pool BM3076..................................................      4.50%        07/01/47          23,826,717
      33,438,899     Pool BM3980, 12 Mo. LIBOR + 1.78% (a)........................      4.12%        02/01/43          34,961,283
      23,409,903     Pool CA1576..................................................      5.00%        01/01/48          24,443,077
      11,429,412     Pool CA1917..................................................      5.00%        06/01/48          12,105,660
         110,612     Pool MA0096..................................................      4.50%        06/01/29             113,640
           5,121     Pool MA0293..................................................      4.50%        01/01/30               5,263
          74,687     Pool MA0353..................................................      4.50%        03/01/30              76,799
       2,004,569     Pool MA0443..................................................      5.00%        05/01/30           2,094,197
          88,701     Pool MA0444..................................................      5.00%        06/01/40              93,844
         369,049     Pool MA0575..................................................      4.50%        11/01/30             379,512
         378,221     Pool MA0633..................................................      5.00%        01/01/41             400,405
         716,993     Pool MA1125..................................................      4.00%        07/01/42             720,305
       1,982,153     Pool MA1217..................................................      4.00%        10/01/42           1,991,323
          67,067     Pool MA1222..................................................      4.00%        10/01/32              68,322
         116,642     Pool MA1228..................................................      3.00%        09/01/42             111,266
         783,923     Pool MA1510..................................................      4.00%        07/01/43             787,545
         117,852     Pool MA1591..................................................      4.50%        09/01/43             121,548
       1,646,224     Pool MA1629..................................................      4.50%        10/01/43           1,697,891
         706,331     Pool MA1664..................................................      4.50%        11/01/43             728,444
         510,463     Pool MA1711..................................................      4.50%        12/01/43             526,431
       1,040,990     Pool MA1866..................................................      4.50%        04/01/44           1,073,654
         850,040     Pool MA1900..................................................      4.50%        04/01/44             876,749
       1,265,671     Pool MA2024..................................................      4.00%        07/01/29           1,287,764
       1,498,155     Pool MA2099..................................................      3.50%        11/01/29           1,501,293
         642,499     Pool MA2454..................................................      3.50%        09/01/30             643,850
          13,445     Pool MA2509..................................................      3.00%        01/01/46              12,704
       2,318,439     Pool MA2695..................................................      4.00%        07/01/46           2,329,239
         796,178     Pool MA3101..................................................      4.50%        08/01/47             816,974
         363,600     Pool MA3123..................................................      5.00%        08/01/47             379,984
       1,318,450     Pool MA3205..................................................      5.00%        10/01/47           1,377,579
      47,000,000     Pool TBA (f).................................................      4.50%        12/15/33          48,053,544
      70,000,000     Pool TBA (f).................................................      5.00%        11/01/34          73,045,549
      36,000,000     Pool TBA (f).................................................      5.00%        12/01/34          37,515,658
                  Government National Mortgage Association
         122,967     Pool 3149....................................................      6.00%        10/20/31             132,893
          77,538     Pool 3172....................................................      6.00%        12/20/31              83,859
          86,245     Pool 3227....................................................      6.00%        04/20/32              93,267
         656,251     Pool 3345....................................................      5.00%        02/20/33             702,458
         178,437     Pool 3389....................................................      5.00%        05/20/33             189,383
          33,684     Pool 3390....................................................      5.50%        05/20/33              36,018
         947,146     Pool 3428....................................................      5.00%        08/20/33           1,014,476
          83,783     Pool 3442....................................................      5.00%        09/20/33              89,999
          35,039     Pool 3459....................................................      5.50%        10/20/33              37,464
          17,266     Pool 3474....................................................      6.00%        11/20/33              18,703
         122,897     Pool 3487....................................................      5.00%        12/20/33             130,440
         588,492     Pool 3529....................................................      5.00%        03/20/34             624,376
          88,782     Pool 3555....................................................      5.00%        05/20/34              94,211
         133,584     Pool 3596....................................................      5.50%        08/20/34             142,828
         118,242     Pool 3786....................................................      5.50%        11/20/35             126,330
          82,185     Pool 3807....................................................      5.50%        01/20/36              87,720


Page 34                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Government National Mortgage Association (Continued)
$        582,725     Pool 4029....................................................      6.50%        09/20/37    $        646,277
         537,271     Pool 4251....................................................      5.50%        10/20/23             554,005
         261,772     Pool 455986..................................................      5.25%        07/15/25             277,294
         228,474     Pool 487108..................................................      6.00%        04/15/29             248,292
          84,802     Pool 553144..................................................      5.50%        04/15/33              91,321
          34,242     Pool 589331..................................................      6.00%        10/15/22              34,989
         242,201     Pool 604338..................................................      5.00%        05/15/33             256,438
         213,314     Pool 604897..................................................      5.00%        12/15/33             225,895
         233,117     Pool 605389..................................................      5.00%        04/15/34             246,820
         397,328     Pool 615403..................................................      4.50%        08/15/33             415,080
          22,334     Pool 627123..................................................      5.50%        03/15/34              24,257
         129,855     Pool 638704..................................................      5.50%        11/15/36             139,631
         266,183     Pool 653143..................................................      4.90%        04/15/36             277,138
         357,163     Pool 658324..................................................      5.50%        03/15/37             380,223
         324,450     Pool 677190..................................................      5.00%        06/15/38             343,678
          36,155     Pool 687833..................................................      6.00%        08/15/38              38,753
          61,287     Pool 706840..................................................      4.50%        05/15/40              63,934
         212,486     Pool 706855..................................................      4.50%        09/15/40             221,663
         423,672     Pool 711483..................................................      4.00%        01/15/40             429,886
         171,530     Pool 711543..................................................      4.00%        11/15/40             174,055
       1,204,667     Pool 711563..................................................      4.50%        03/15/41           1,256,609
         564,721     Pool 723216..................................................      4.50%        08/15/40             585,734
         132,897     Pool 723248..................................................      5.00%        10/15/39             141,256
         506,415     Pool 724230..................................................      5.00%        08/15/39             536,332
         149,989     Pool 724267..................................................      5.00%        09/15/39             158,812
         392,746     Pool 724340..................................................      4.50%        09/15/39             410,665
         140,479     Pool 725272..................................................      4.50%        11/15/39             144,223
         106,445     Pool 726394..................................................      4.50%        10/15/39             111,302
          81,902     Pool 728921..................................................      4.50%        12/15/24              85,644
         386,235     Pool 733595..................................................      4.50%        04/15/40             403,872
         196,161     Pool 733733..................................................      5.00%        06/15/40             206,420
       1,228,770     Pool 736317..................................................      4.25%        06/20/36           1,264,745
         206,577     Pool 736617..................................................      4.00%        12/15/35             209,214
       1,809,964     Pool 737673..................................................      4.50%        11/15/40           1,875,043
         388,212     Pool 737996..................................................      4.00%        02/15/41             394,562
         125,813     Pool 739341..................................................      3.50%        10/15/41             124,318
         315,250     Pool 743673..................................................      4.50%        07/15/40             330,319
         561,582     Pool 745478..................................................      5.00%        08/20/40             587,084
          47,086     Pool 748939..................................................      4.00%        09/20/40              47,741
         171,513     Pool 754384..................................................      4.50%        03/20/42             176,246
       2,353,190     Pool 769102..................................................      4.50%        07/20/41           2,397,470
         281,178     Pool 781623..................................................      5.00%        06/15/33             297,722
          99,906     Pool 781697..................................................      6.00%        11/15/33             109,030
          23,702     Pool 781783..................................................      5.50%        08/15/19              23,809
         196,896     Pool 781824..................................................      5.50%        11/15/34             209,987
          21,300     Pool 781862..................................................      5.50%        01/15/35              22,947
         107,141     Pool 782070..................................................      7.00%        06/15/32             117,175
         262,630     Pool 782133..................................................      6.00%        01/15/22             269,787
         214,413     Pool 782259..................................................      5.00%        02/15/36             227,029
         110,976     Pool 782810..................................................      4.50%        11/15/39             114,956
         180,203     Pool 783091..................................................      5.50%        06/15/40             196,000


                        See Notes to Financial Statements                Page 35


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Government National Mortgage Association (Continued)
$        110,749     Pool 783220..................................................      5.50%        09/15/24    $        114,061
         313,450     Pool 783375..................................................      5.00%        08/15/41             331,865
         443,932     Pool 783760..................................................      5.00%        02/15/42             470,282
       8,546,975     Pool 784063..................................................      5.00%        09/20/45           9,067,763
         368,919     Pool 784343..................................................      5.00%        02/15/41             390,672
       5,459,443     Pool 784573..................................................      5.00%        12/15/43           5,766,624
         656,835     Pool AD0026..................................................      3.50%        06/20/33             653,172
         152,601     Pool AD0856..................................................      3.75%        08/20/33             152,628
         111,035     Pool AG8899..................................................      4.00%        12/20/43             112,143
       2,308,348     Pool AI6317..................................................      4.50%        06/20/44           2,369,889
         895,131     Pool AK2389..................................................      4.50%        11/20/44             919,436
         790,495     Pool AN4469..................................................      5.00%        12/15/40             836,694
         821,037     Pool AR8421..................................................      5.00%        10/20/41             854,695
       2,055,384     Pool BB1216..................................................      4.50%        06/20/47           2,137,938
       1,368,155     Pool BB4731..................................................      4.00%        07/20/47           1,380,858
       1,085,135     Pool BB4757..................................................      4.00%        08/20/47           1,101,044
         903,641     Pool BB4769..................................................      4.00%        08/20/47             916,407
       1,000,824     Pool BD0483..................................................      4.50%        11/20/47           1,036,761
         942,718     Pool BF0415..................................................      5.00%        06/20/35             983,807
         271,939     Pool MA1017..................................................      6.00%        05/20/43             289,176
         156,165     Pool MA1162..................................................      6.00%        07/20/43             168,108
         416,426     Pool MA2077..................................................      5.50%        07/20/44             443,546
          69,185     Pool MA2215..................................................      3.50%        09/20/44              67,303
         243,483     Pool MA2683..................................................      6.00%        03/20/45             263,609
         269,617     Pool MA2759..................................................      6.00%        01/20/45             292,126
         638,372     Pool MA2829..................................................      5.00%        05/20/45             673,861
         102,130     Pool MA2897..................................................      6.00%        03/20/45             109,384
         537,089     Pool MA2966..................................................      6.00%        09/20/39             574,481
         465,585     Pool MA3249..................................................      6.00%        04/20/40             493,827
          87,651     Pool MA3380..................................................      5.50%        01/20/46              94,432
         888,448     Pool MA3459..................................................      6.00%        08/20/39             962,094
         622,008     Pool MA3525..................................................      5.50%        03/20/46             671,326
         572,400     Pool MA3941..................................................      5.50%        09/20/46             609,020
       1,325,317     Pool MA4076..................................................      7.00%        01/20/39           1,490,424
                                                                                                                 ----------------
                                                                                                                      841,450,560
                                                                                                                 ----------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES......................................     1,196,440,669
                  (Cost $1,222,854,422)                                                                          ----------------

MORTGAGE-BACKED SECURITIES -- 10.7%
                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 9.8%
                  Adjustable Rate Mortgage Trust
         806,377     Series 2005-5, Class 6A21, 1 Mo. LIBOR + 0.23% (a)...........      2.51%        09/25/35             807,575
                  Alternative Loan Trust
          92,362     Series 2003-J3, Class 2A1....................................      6.25%        12/25/33              94,583
             425     Series 2004-J8, Class 4A1....................................      6.00%        02/25/17                 427
                  American Home Mortgage Investment Trust
           5,049     Series 2004-3, Class 6A1.....................................      5.32%        10/25/34               5,105
                  Banc of America Funding Corp.
          44,546     Series 2008-R2, Class 1A2 (g)................................      6.00%        09/25/37              45,466
                  Banc of America Funding Trust
           1,952     Series 2005-2, Class 2A4.....................................      5.75%        04/25/35               2,083


Page 36                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Banc of America Mortgage Trust
$         51,116     Series 2005-11, Class 2A1....................................      5.25%        12/25/20    $         51,073
         482,675     Series 2005-A, Class 2A2 (c).................................      3.69%        02/25/35             479,931
                  BCAP LLC Trust
          56,465     Series 2009-RR5, Class 8A1 (g)...............................      5.50%        11/26/34              57,594
             656     Series 2009-RR6, Class 2A1 (c) (g)...........................      4.14%        08/26/35                 656
           2,008     Series 2009-RR6, Class 3A1 (c) (g)...........................      4.11%        12/26/37               2,007
          68,226     Series 2011-R11, Class 20A5 (c) (g)..........................      4.56%        03/26/35              68,602
                  CHL Mortgage Pass-Through Trust
          70,000     Series 2004-8, Class 1A7.....................................      5.75%        07/25/34              72,686
         115,656     Series 2004-8, Class 2A1.....................................      4.50%        06/25/19             116,227
             411     Series 2004-J1, Class 2A1....................................      4.75%        01/25/19                 411
                  Citigroup Global Markets Mortgage Securities VII, Inc.
             368     Series 2003-UP2, Class PO1, PO...............................       (b)         12/25/18                 318
                  Citigroup Mortgage Loan Trust
           9,269     Series 2003-1, Class WA2.....................................      6.50%        06/25/31               9,440
                  COLT Mortgage Loan Trust
       2,750,941     Series 2017-1, Class A1 (g)..................................      2.61%        05/27/47           2,731,938
       2,368,068     Series 2017-1, Class A2 (g)..................................      2.82%        05/27/47           2,342,507
         283,793     Series 2018-1, Class A3 (g)..................................      3.08%        02/25/48             283,393
       5,130,066     Series 2018-2, Class A1 (g)..................................      3.47%        07/27/48           5,135,237
       2,976,762     Series 2018-3, Class A1 (g)..................................      3.69%        10/26/48           2,983,755
                  Credit Suisse First Boston Mortgage Securities Corp.
           5,471     Series 2003-11, Class 1A39...................................      5.25%        06/25/33               5,526
          26,722     Series 2003-AR18, Class 2A3 (c)..............................      3.67%        07/25/33              26,999
             661     Series 2004-3, Class 2A1.....................................      5.00%        04/25/19                 662
           2,107     Series 2004-5, Class 2A1.....................................      5.00%        08/25/19               2,111
           9,151     Series 2004-AR8, Class 2A1 (c)...............................      4.26%        09/25/34               9,189
         109,080     Series 2005-5, Class 3A2, 1 Mo. LIBOR + 0.30% (a)............      2.58%        07/25/35             106,386
           3,000     Series 2005-7, Class 1A5.....................................      5.15%        08/25/35               3,042
                  Credit Suisse Mortgage Capital Certificates
         253,588     Series 2009-12R, Class 6A1 (g)...............................      6.00%        05/27/37             257,628
         323,483     Series 2009-12R, Class 15A1 (g)..............................      6.00%        05/27/36             323,614
                  CSFB Mortgage-Backed Pass-Through Certificates
          49,979     Series 2004-AR4, Class 5A2, 1 Mo. LIBOR + 0.74% (a)..........      3.02%        05/25/34              49,740
                  CSFB Mortgage-Backed Trust
           2,687     Series 2004-7, Class 6A1.....................................      5.25%        10/25/19               2,703
                  CSMC
          33,381     Series 2009-13R, Class 3A1 (c) (g)...........................      4.07%        11/26/36              33,397
         268,141     Series 2010-9R, Class 30A4, 1 Mo. LIBOR + 0.45% (a) (g)......      2.67%        10/27/36             268,621
      10,255,397     Series 2014-WIN1, Class 1A1 (g)..............................      3.00%        08/25/29          10,054,945
       3,075,213     Series 2017-HL1, Class A3 (g)................................      3.50%        06/25/47           3,024,562
      17,644,357     Series 2017-HL2, Class A3 (g)................................      3.50%        10/25/47          17,367,641
                  Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
           7,956     Series 2005-3, Class 1A1 (c).................................      3.62%        06/25/20               7,838
                  Deutsche Mortgage Securities, Inc. REMIC Trust
          36,366     Series 2010-RS1, Class A1 (g)................................      6.00%        10/25/35              36,375
                  FDIC Guaranteed Notes Trust
          28,584     Series 2010-S2, Class 3A, 1 Mo. LIBOR + 0.70% (a) (g)........      3.00%        12/29/45              28,646
                  GMACM Mortgage Loan Trust
           1,045     Series 2003-J10, Class A1....................................      4.75%        01/25/19               1,044
                  GSMSC Pass-Through Trust
           9,409     Series 2009-3R, Class 2A1 (c) (g)............................      4.44%        07/25/35               9,412


                        See Notes to Financial Statements                Page 37


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  GSR Mortgage Loan Trust
$        412,143     Series 2004-12, Class 3A6 (c)................................      4.48%        12/25/34    $        416,118
          36,222     Series 2004-8F, Class 2A3....................................      6.00%        09/25/34              37,218
                  HomeBanc Mortgage Trust
          82,373     Series 2005-2, Class M1, 1 Mo. LIBOR + 0.68% (a).............      2.96%        05/25/25              82,605
                  Impac CMB Trust
          54,801     Series 2003-4, Class 1A1, 1 Mo. LIBOR + 0.64% (a)............      2.92%        10/25/33              54,588
         638,194     Series 2004-6, Class M3, 1 Mo. LIBOR + 1.05% (a).............      3.33%        10/25/34             603,441
                  JP Morgan Resecuritization Trust
         141,270     Series 2009-7, Class 2A1 (g).................................      6.00%        02/27/37             141,352
         178,389     Series 2009-7, Class 11A1 (c) (g)............................      4.08%        09/27/36             181,822
         573,914     Series 2009-7, Class 17A1 (c) (g)............................      5.39%        07/27/37             577,260
                  JP Morgan Trust
       3,363,444     Series 2015-3, Class A5 (g)..................................      3.50%        05/25/45           3,324,233
                  JPMorgan Mortgage Trust
           7,399     Series 2004-S1, Class 1A2....................................      4.50%        09/25/34               7,437
          24,093     Series 2004-S2, Class 5A1....................................      5.50%        12/25/19              23,113
      18,413,962     Series 2014-5, Class A1 (g)..................................      2.99%        10/25/29          18,048,482
       4,250,469     Series 2014-5, Class A2 (g)..................................      2.50%        10/25/29           4,099,317
         149,822     Series 2014-IVR3, Class 2A1 (c) (g)..........................      3.00%        09/25/44             149,096
       1,303,142     Series 2016-1, Class A5 (g)..................................      3.50%        05/25/46           1,285,783
       1,845,823     Series 2016-3, Class 1A3 (g).................................      3.50%        10/25/46           1,817,198
       5,451,648     Series 2018-9, Class A15 (g).................................      4.00%        02/25/49           5,490,960
                  MASTR Alternative Loan Trust
           2,643     Series 2004-5, Class 4A1.....................................      5.50%        07/25/19               2,661
           4,986     Series 2004-5, Class 5A1.....................................      4.75%        06/25/19               4,991
             470     Series 2004-8, Class 7A1.....................................      5.00%        09/25/19                 472
           6,904     Series 2004-13, Class 8A1....................................      5.50%        01/25/25               6,990
                  MASTR Asset Securitization Trust
         217,002     Series 2003-11, Class 7A5....................................      5.25%        12/25/33             218,741
         371,798     Series 2003-12, Class 1A1....................................      5.25%        12/25/24             375,775
          55,081     Series 2003-12, Class 1A2....................................      5.25%        12/25/24              54,522
          10,750     Series 2004-1, Class 30PO, PO................................      (b)          02/25/34               9,159
          26,106     Series 2004-3, Class 1A3.....................................      5.25%        03/25/24              26,233
                  MASTR Seasoned Securitization Trust
          73,455     Series 2005-1, Class 3A1 (c).................................      4.23%        10/25/32              73,825
           2,423     Series 2005-2, Class 3A1.....................................      6.00%        11/25/17               2,441
                  Merrill Lynch Mortgage Investors Trust MLCC
           2,106     Series 2003-H, Class A3A (c).................................      3.95%        01/25/29               2,109
                  Metlife Securitization Trust
       4,893,536     Series 2018-1A, Class A (g)..................................      3.75%        03/25/57           4,869,416
                  Morgan Stanley Mortgage Loan Trust
       3,000,000     Series 2005-6AR, Class 1M1, 1 Mo. LIBOR + 0.46% (a)..........      2.74%        11/25/35           3,014,646
                  New Residential Mortgage Loan Trust
         980,913     Series 2014-2A, Class A3 (g).................................      3.75%        05/25/54             979,539
       7,849,795     Series 2015-2A, Class B1 (g).................................      4.50%        08/25/55           8,002,213
       9,741,277     Series 2016-1A, Class A1 (g).................................      3.75%        03/25/56           9,730,403
       1,705,912     Series 2017-5A, Class A1, 1 Mo. LIBOR + 1.50% (a) (g)........      3.78%        06/25/57           1,751,578
                  Nomura Asset Acceptance Corp. Alternative Loan Trust
          16,701     Series 2004-AP3, Class A6....................................      5.29%        10/25/34              17,075
           8,781     Series 2005-WF1, Class 2A5, steps up to 5.66% after
                        Redemption Date (h).......................................      5.16%        03/25/35               9,130


Page 38                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Oaks Mortgage Trust
$     19,279,179     Series 2015-2, Class A8 (g)..................................      3.50%        10/25/45    $     19,244,791
                  Prime Mortgage Trust
           4,260     Series 2004-1, Class 2A1.....................................      4.50%        08/25/34               4,268
          73,898     Series 2004-2, Class A2......................................      4.75%        11/25/19              74,220
         166,286     Series 2004-2, Class A6......................................      5.00%        11/25/19             167,988
                  RBSSP Resecuritization Trust
         505,256     Series 2009-6, Class 9A4, 1 Mo. LIBOR + 0.45% (a) (g)........      2.67%        11/26/36             500,007
          65,116     Series 2009-6, Class 11A4, 1 Mo. LIBOR + 0.42% (a) (g).......      2.64%        08/26/36              65,041
          46,722     Series 2009-12, Class 15A1 (c) (g)...........................      4.34%        10/26/35              47,218
                  Residential Accredit Loans, Inc.
           6,896     Series 2003-QS20, Class CB...................................      5.00%        11/25/18               6,890
                  Residential Asset Securitization Trust
             286     Series 2004-A3, Class A4.....................................      5.25%        06/25/34                 287
                  RFMSI Trust
          30,788     Series 2005-S3, Class A1.....................................      4.75%        03/25/20              30,885
                  Sequoia Mortgage Trust
       3,989,643     Series 2018-CH2, Class A12 (g)...............................      4.00%        06/25/48           4,012,776
       7,012,019     Series 2018-CH3, Class A10 (g)...............................      4.50%        08/25/48           7,121,192
       4,862,080     Series 2018-CH4, Class A10 (g)...............................      4.50%        10/25/48           4,936,044
                  Sequoia Mortgage Trust 4
         673,076     Series 2000-4, Class A, 1 Mo. LIBOR + 0.72% (a)..............      2.93%        11/22/24             671,223
                  Structured Asset Securities Corp.
           2,723     Series 2004-4XS, Class A3A (i)...............................      5.23%        02/25/34               2,742
                  Structured Asset Securities Corp. Mortgage Loan Trust
          30,494     Series 2002-9, Class A2, 1 Mo. LIBOR + 0.60% (a).............      2.88%        10/25/27              30,241
                  Structured Asset Securities Corp. Mortgage Pass-Through Certificates
          48,583     Series 2004-11XS, Class 1A6 (i)..............................      5.42%        06/25/34              49,620
          88,220     Series 2004-S3, Class M1, 1 Mo. LIBOR + 0.98% (a)............      3.26%        11/25/34              88,453
                  WaMu Mortgage Pass-Through Certificates Trust
          34,276     Series 2003-S3, Class 3A1....................................      5.50%        05/25/33              35,453
         219,116     Series 2003-S12, Class 3A....................................      5.00%        11/25/18             219,239
           2,645     Series 2004-CB2, Class 5A....................................      5.00%        07/25/19               2,661
           1,435     Series 2004-CB3, Class 3A....................................      5.50%        10/25/19               1,441
          13,786     Series 2004-RS1, Class A11...................................      5.50%        11/25/33              14,021
                  Wells Fargo Mortgage Backed Securities Trust
           5,361     Series 2004-K, Class 2A12 (c)................................      4.49%        07/25/34               5,539
          81,608     Series 2004-L, Class A8 (c)..................................      4.55%        07/25/34              84,580
         160,233     Series 2004-X, Class 1A1 (c).................................      4.67%        11/25/34             163,205
          99,960     Series 2005-2, Class 2A1.....................................      4.75%        04/25/20             100,902
         509,818     Series 2005-AR4, Class 1A3 (c)...............................      4.01%        04/25/35             521,125
          65,974     Series 2005-AR10, Class 2A2 (c)..............................      4.31%        06/25/35              68,203
          73,492     Series 2005-AR16, Class 4A2 (c)..............................      4.51%        10/25/35              73,622
          61,673     Series 2007-14, Class 2A2....................................      5.50%        10/25/22              62,890
                  WinWater Mortgage Loan Trust
       2,125,209     Series 2014-1, Class A4 (g)..................................      3.50%        06/20/44           2,103,390
       6,031,200     Series 2015-2, Class A5 (g)..................................      3.00%        02/20/45           5,947,827
          78,862     Series 2015-A, Class A5 (g)..................................      3.50%        06/20/45              78,573
      10,134,960     Series 2016-1, Class 2A3 (g).................................      3.00%        12/20/30           9,886,433
                                                                                                                 ----------------
                                                                                                                      168,826,027
                                                                                                                 ----------------


                        See Notes to Financial Statements                Page 39


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COMMERCIAL MORTGAGE-BACKED OBLIGATIONS -- 0.9%
                  DBCG Mortgage Trust
$     10,000,000     Series 2017-BBG, Class A, 1 Mo. LIBOR + 0.70% (a) (g)........      2.98%        06/15/34    $     10,005,030
                  Morgan Stanley Capital Trust
       6,509,000     Series 2017-CLS, Class A, 1 Mo. LIBOR + 0.70% (a) (g)........      2.98%        11/15/34           6,506,614
                                                                                                                 ----------------
                                                                                                                       16,511,644
                                                                                                                 ----------------
                  TOTAL MORTGAGE-BACKED SECURITIES.............................................................       185,337,671
                  (Cost $186,084,572)                                                                            ----------------

U.S. GOVERNMENT BONDS AND NOTES -- 7.2%
      10,000,000  U.S. Treasury Note..............................................      1.38%        07/31/19           9,908,984
       5,000,000  U.S. Treasury Note..............................................      1.50%        10/31/19           4,940,234
      40,000,000  U.S. Treasury Note..............................................      2.25%        02/29/20          39,712,501
       5,000,000  U.S. Treasury Note..............................................      1.63%        03/31/19           4,982,813
      15,000,000  U.S. Treasury Note..............................................      3.38%        11/15/19          15,096,973
      35,000,000  U.S. Treasury Note..............................................      2.25%        03/31/20          34,728,612
         200,000  U.S. Treasury Note..............................................      1.63%        06/30/20             196,055
      15,000,000  U.S. Treasury Note..............................................      1.38%        08/31/20          14,602,441
                                                                                                                 ----------------
                  TOTAL U.S. GOVERNMENT BONDS AND NOTES........................................................       124,168,613
                  (Cost $124,270,276)                                                                            ----------------

ASSET-BACKED SECURITIES -- 6.7%
                  AFC Trust
           6,224     Series 1999-4, Class 3A, 1 Mo. LIBOR + 0.95% (a) (g).........      3.24%        12/26/29               6,245
                  Bear Stearns Asset-Backed Securities Trust
          15,502     Series 2002-1, Class 1A5.....................................      6.89%        12/25/34              15,957
          85,878     Series 2002-1, Class M1, 1 Mo. LIBOR + 1.20% (a).............      3.48%        12/25/34              86,400
           6,909     Series 2006-2, Class M1, 1 Mo. LIBOR + 0.42% (a).............      2.70%        07/25/36               6,927
                  Centex Home Equity Loan Trust
               4     Series 2004-C, Class AF6 (i).................................      5.29%        06/25/34                   4
                  CIT Home Equity Loan Trust
          26,379     Series 2003-1, Class A6 (i)..................................      4.56%        10/20/32              26,565
                  Citicorp Residential Mortgage Trust
          80,809     Series 2007-2, Class A6 (i)..................................      5.16%        06/25/37              82,275
                  Citigroup Global Markets Mortgage Securities VII, Inc.
           3,495     Series 1998-AQ1, Class A6....................................      6.63%        06/25/28               3,530
                  Credit-Based Asset Servicing & Securitization LLC
         496,711     Series 2007-MX1, Class A2, steps up to 6.26% after
                        Redemption Date (g) (h)...................................      5.76%        12/25/36             498,517
      11,250,000     Series 2007-MX1, Class A3, steps up to 6.33% after
                        Redemption Date (g) (h)...................................      5.83%        12/25/36          11,602,972
                  CWABS Revolving Home Equity Loan Trust
          18,247     Series 2004-E, Class 2A, 1 Mo. LIBOR + 0.26% (a).............      2.54%        06/15/29              18,203
          44,757     Series 2004-K, Class 2A, 1 Mo. LIBOR + 0.30% (a).............      2.58%        02/15/34              44,798
                  CWHEQ Home Equity Loan Trust
          14,522     Series 2007-S2, Class A3 (c).................................      5.81%        05/25/37              14,553
          31,811     Series 2007-S2, Class A6.....................................      5.78%        05/25/37              32,430
                  Fieldstone Mortgage Investment Trust
       2,183,333     Series 2005-3, Class 2A2, 1 Mo. LIBOR + 0.52% (a)............      2.80%        02/25/36           2,165,637
                  First Alliance Mortgage Loan Trust
          50,230     Series 1999-1, Class A1......................................      7.18%        06/20/30              50,471
                  First Franklin Mortgage Loan Trust
          12,888     Series 2004-FF2, Class M2, 1 Mo. LIBOR + 0.75% (a)...........      3.03%        03/25/34              12,763


Page 40                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
ASSET-BACKED SECURITIES (CONTINUED)
                  Fremont Home Loan Trust
$        182,127     Series 2005-A, Class M2, 1 Mo. LIBOR + 0.69% (a).............      2.97%        01/25/35    $        182,603
                  GMACM Home Equity Loan Trust
          99,573     Series 2000-HE2, Class A1, 1 Mo. LIBOR + 0.44% (a)...........      2.72%        06/25/30              84,195
         243,125     Series 2004-HE1, Class A3, 1 Mo. LIBOR + 0.50% (a)...........      2.78%        06/25/34             236,724
                  GreenPoint Home Equity Loan Trust
          11,822     Series 2004-3, Class A, 1 Mo. LIBOR + 0.46% (a)..............      2.74%        03/15/35              11,806
                  Long Beach Mortgage Loan Trust
           2,019     Series 2006-WL1, Class 1A3, 1 Mo. LIBOR + 0.66% (a)..........      2.94%        01/25/46               2,024
                  Morgan Stanley Dean Witter Capital I, Inc. Trust
           5,331     Series 2003-NC2, Class M2, 1 Mo. LIBOR + 3.00% (a)...........      5.28%        02/25/33               5,491
                  New Century Home Equity Loan Trust
          31,020     Series 2003-5, Class AI7 (e).................................      5.09%        11/25/33              31,758
                  Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
       4,957,887     Series 2004-WCW2, Class M2, 1 Mo. LIBOR + 0.98% (a)..........      3.26%        10/25/34           4,986,361
                  Popular ABS Mortgage Pass-Through Trust
         195,121     Series 2005-1, Class AV1A, 1 Mo. LIBOR + 0.25% (a)...........      2.53%        05/25/35             195,609
         812,657     Series 2005-3, Class AV1A, 1 Mo. LIBOR + 0.21% (a)...........      2.49%        07/25/35             814,448
                  Pretium Mortgage Credit Partners LLC
       4,981,134     Series 2017-NPL4, Class A1, steps up 08/27/20
                        to 6.25% (g) (h)..........................................      3.25%        08/27/32           4,939,993
                  RASC Trust
           2,520     Series 2004-KS1, Class AI6 (a)...............................      4.27%        02/25/34               2,527
                  RCO Mortgage LLC
       5,008,826     Series 2018-1, Class A1, steps up 05/25/21 to 7.00% (g) (h)..      4.00%        05/25/23           5,004,437
                  Renaissance Home Equity Loan Trust
         660,521     Series 2005-4, Class A3, steps up to 6.07% after Redemption
                        Date (h)..................................................      5.57%        02/25/36             660,944
                  Saxon Asset Securities Trust
          16,608     Series 2003-1, Class AF6 (h).................................      4.69%        06/25/33              16,829
          14,483     Series 2004-2, Class MV3, 1 Mo. LIBOR + 1.91% (a)............      4.19%        08/25/35              14,502
                  Structured Asset Securities Corp. Mortgage Pass-Through Certificates
           3,741     Series 2004-23XS, Class 1A4..................................      5.43%        01/25/35               3,795
                  Towd Point Mortgage Trust
       1,258,815     Series 2015-3, Class A1B (g).................................      3.00%        03/25/54           1,248,775
         671,574     Series 2015-3, Class A4B (g).................................      3.50%        03/25/54             668,431
       3,220,619     Series 2015-4, Class A1 (g)..................................      3.50%        04/25/55           3,211,582
       1,714,604     Series 2015-4, Class A1B (g).................................      2.75%        04/25/55           1,692,758
       1,500,000     Series 2015-4, Class A2A (g).................................      3.50%        04/25/55           1,473,558
       2,141,466     Series 2015-5, Class A1 (g)..................................      3.50%        05/25/55           2,134,549
       3,500,613     Series 2015-5, Class A1B (g).................................      2.75%        05/25/55           3,451,419
       2,753,250     Series 2015-6, Class A1B  (g)................................      2.75%        04/25/55           2,703,848
       1,352,265     Series 2016-1, Class A1B (g).................................      2.75%        02/25/55           1,333,524
       3,856,850     Series 2016-2, Class A1A (g).................................      2.75%        08/25/55           3,764,988
       1,953,639     Series 2017-2, Class A1 (g)..................................      2.75%        04/25/57           1,913,275
       3,226,297     Series 2017-3, Class A4 (c) (g)..............................      2.85%        07/25/57           3,140,446
      10,945,946     Series 2017-5, Class A1, 1 Mo. LIBOR + 0.60% (a) (g).........      2.89%        02/25/57          10,961,117
                  UCFC Home Equity Loan Trust
         160,365     Series 1998-D, Class MF1.....................................      6.91%        04/15/30             163,396
                  VOLT LLC
      11,874,707     Series 2017-NP11, Class A1, steps up 10/25/20
                        to 6.375% (g) (h).........................................      3.38%        10/25/47          11,809,900
       5,017,420     Series 2017-NPL7, Class A1, steps up 06/25/20
                        to 6.25% (g) (h)..........................................      3.25%        06/25/47           4,989,685


                        See Notes to Financial Statements                Page 41


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
ASSET-BACKED SECURITIES (CONTINUED)
                  VOLT LLC (Continued)
$      3,585,917     Series 2017-NPL8, Class A1, steps up 06/25/20
                        to 6.125%  (g) (h)........................................      3.13%        06/25/47    $      3,559,933
       4,642,453     Series 2017-NPL9, Class A1, steps up 09/25/20
                        to 6.125% (g) (h).........................................      3.13%        09/25/47           4,612,584
       7,000,000     Series 2018-NPL5, Class A1A, steps up 08/25/21
                        to 7.21% (g) (h)..........................................      4.21%        08/25/48           7,005,594
      14,625,670     Series 2018-NPL6, Class A1A, steps up 09/25/21
                        to 7.13% (g) (h)..........................................      4.11%        09/25/48          14,635,143
                                                                                                                 ----------------
                  TOTAL ASSET-BACKED SECURITIES................................................................       116,336,798
                  (Cost $116,523,758)                                                                            ----------------



     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ----------------
EXCHANGE-TRADED FUNDS -- 3.2%

                  CAPITAL MARKETS -- 3.2%
         260,597  iShares 20+ Year Treasury Bond ETF...........................................................        29,598,607
         252,622  iShares 7-10 Year Treasury Bond ETF..........................................................        25,428,931
                                                                                                                 ----------------
                  TOTAL EXCHANGE-TRADED FUNDS..................................................................        55,027,538
                  (Cost $56,530,066)                                                                             ----------------

MONEY MARKET FUNDS -- 11.6%
     200,584,356  Morgan Stanley Institutional Liquidity Fund - Treasury Portfolio - Institutional
                     Class - 2.07% (j).........................................................................       200,584,356
                  (Cost $200,584,356)                                                                            ----------------

                  TOTAL INVESTMENTS -- 108.6%..................................................................     1,877,895,645
                  (Cost $1,906,847,450) (k)                                                                      ----------------



   NUMBER OF                                                           NOTIONAL       EXERCISE      EXPIRATION
   CONTRACTS                         DESCRIPTION                        AMOUNT          PRICE          DATE           VALUE
----------------  -------------------------------------------------  -------------  -------------  ------------  ----------------
PUT OPTIONS PURCHASED -- 0.0%
              60  U.S. Treasury Long Bond Futures Put..............  $   8,287,500    $ 137.00       Dec 2018              38,437
                                                                                                                 ----------------
                  TOTAL PUT OPTIONS PURCHASED..................................................................            38,437
                  (Cost $49,695)                                                                                 ----------------



   PRINCIPAL                                                                           STATED         STATED
     VALUE                                   DESCRIPTION                               COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES SOLD SHORT -- (5.9%)
                  Federal National Mortgage Association
$    (36,000,000)    Pool TBA (f).................................................      3.00%        11/14/42         (34,054,032)
     (40,000,000)    Pool TBA (f).................................................      3.00%        11/12/42         (37,787,813)
     (31,500,000)    Pool TBA (f).................................................      3.50%        11/01/41         (30,662,050)
                                                                                                                 ----------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES SOLD SHORT...........................      (102,503,895)
                  (Proceeds $103,062,695)                                                                        ----------------



   NUMBER OF                                                           NOTIONAL       EXERCISE      EXPIRATION
   CONTRACTS                         DESCRIPTION                        AMOUNT          PRICE          DATE           VALUE
----------------  -------------------------------------------------  -------------  -------------  ------------  ----------------
PUT OPTIONS WRITTEN -- (0.0%)
              10  U.S. Treasury Long Bond Futures Put..............  $   1,381,250    $ 138.00       Dec 2018             (10,312)
                  (Premiums received $5,572)                                                                     ----------------


Page 42                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018


   NUMBER OF                                                           NOTIONAL       EXERCISE      EXPIRATION
   CONTRACTS                         DESCRIPTION                        AMOUNT          PRICE          DATE           VALUE
----------------  -------------------------------------------------  -------------  -------------  ------------  ----------------
CALL OPTIONS WRITTEN -- (0.0%)
              90  U.S. Treasury Long Bond Futures Call.............  $  12,431,250    $ 138.00       Dec 2018    $       (104,063)
                  (Premiums received $146,708)                                                                   ----------------

                  TOTAL OPTIONS WRITTEN........................................................................          (114,375)
                  (Premiums received $152,280)                                                                   ----------------

                  NET OTHER ASSETS AND LIABILITIES -- (2.7)%...................................................       (46,237,611)
                                                                                                                 ----------------
                  NET ASSETS -- 100.0%.........................................................................  $  1,729,078,201
                                                                                                                 ================


FUTURES CONTRACTS AT OCTOBER 31, 2018 (see Note 2D - Futures Contracts in the
Notes to Financial Statements):


                                                                                                                    UNREALIZED
                                                                                                                   APPRECIATION
                                                                        NUMBER OF   EXPIRATION      NOTIONAL     (DEPRECIATION)/
                   FUTURES CONTRACTS                       POSITION     CONTRACTS      DATE          VALUE            VALUE
--------------------------------------------------------  -----------  -----------  -----------  --------------  ----------------
U.S. 2-Year Treasury Notes                                   Short         150       Dec-2018    $  (31,598,437) $        (28,743)
U.S. 5-Year Treasury Notes                                   Short         650       Dec-2018       (73,048,828)          194,093
U.S. 10-Year Treasury Notes                                  Short          80       Dec-2018        (9,475,000)          112,942
U.S. 10-Year Ultra Treasury Notes                            Short         695       Dec-2018       (86,951,016)        1,954,954
U.S. Treasury Long Bond Futures                              Short         312       Dec-2018       (43,095,000)        1,077,741
                                                                                                 --------------  ----------------
                                                                                                 $ (244,168,281) $      3,310,987
                                                                                                 ==============  ================


-----------------------------

(a)   Floating or variable rate security.

(b)   Zero coupon security.

(c)   Collateral Strip Rate bond. Coupon is based on the weighted net interest rate of the investment's underlying collateral. The interest rate resets periodically.

(d)   Inverse floating rate security.

(e)   Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.

(f)   All or portion of this security is part of a mortgage dollar roll agreement (see Note 2I- Mortgage Dollar Rolls and TBA Transactions in the
      Notes to Financial Statements).

(g)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor (the "Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2018, securities noted as such amounted to $282,322,857 or 16.3% of net assets.

(h)   Step-up security. A security where the coupon increases or steps up at a predetermined date.

(i)   Step security. The coupon rate is determined based on the underlying investments. The coupon rate resets periodically.

(j)   Rate shown reflects yield as of October 31, 2018.

(k)   Aggregate cost for federal income tax purposes is $1,804,568,905. As of
      October 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $8,515,622 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $34,457,728. The net unrealized depreciation was $25,942,106. The amounts presented are inclusive of investments sold short and derivative contracts.

IO    - Interest-Only Security - Principal amount shown represents par value on which interest payments are based.

LIBOR - London Interbank Offered Rate

PO    - Principal-Only Security

STRIPS - Separate Trading of Registered Interest and Principal of Securities

TBA   - To-Be-Announced Security

                        See Notes to Financial Statements                Page 43


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2018

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31,
2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                          ASSETS TABLE
                                                                                                  LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                           VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                          10/31/2018           PRICES             INPUTS             INPUTS
                                                        ---------------    ---------------    ---------------    ---------------
U.S. Government Agency Mortgage-Backed Securities.....  $ 1,196,440,669    $            --    $ 1,196,440,669    $            --
Mortgage-Backed Securities............................      185,337,671                 --        185,337,671                 --
U.S. Government Bonds and Notes.......................      124,168,613                 --        124,168,613                 --
Asset-Backed Securities...............................      116,336,798                 --        116,336,798                 --
Exchange-Traded Funds*................................       55,027,538         55,027,538                 --                 --
Money Market Funds....................................      200,584,356        200,584,356                 --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total Investments.....................................    1,877,895,645        255,611,894      1,622,283,751                 --
Put Options Purchased.................................           38,437             38,437                 --                 --
Futures Contracts**...................................        3,339,730          3,339,730                 --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total.................................................  $ 1,881,273,812    $   258,990,061    $ 1,622,283,751    $            --
                                                        ===============    ===============    ===============    ===============

                                                       LIABILITIES TABLE
                                                                                                  LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                           VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                          10/31/2018           PRICES             INPUTS             INPUTS
                                                        ---------------    ---------------    ---------------    ---------------
U.S. Government Agency Mortgage-Backed
   Securities Sold Short..............................  $  (102,503,895)   $            --    $  (102,503,895)   $            --
Put Options Written...................................          (10,312)           (10,312)                --                 --
Call Options Written..................................         (104,063)          (104,063)                --                 --
Futures Contracts**...................................          (28,743)           (28,743)                --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total.................................................  $  (102,647,013)   $      (143,118)   $  (102,503,895)   $            --
                                                        ===============    ===============    ===============    ===============


*     See Portfolio of Investments for industry breakout.

**    Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day's variation margin is presented on the Statement of Assets and Liabilities.

Page 44                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2018


ASSETS:
Investments, at value.....................................................   $1,877,895,645
Options contracts purchased, at value.....................................           38,437
Cash......................................................................            1,637
Cash segregated as collateral for open futures contracts..................       10,808,371
Receivables:
   Investment securities sold.............................................      352,993,142
   Interest...............................................................        5,827,985
   Capital shares sold....................................................        2,540,924
   Variation margin.......................................................          757,969
   Dividends..............................................................          341,030
                                                                             --------------
   Total Assets...........................................................    2,251,205,140
                                                                             --------------
LIABILITIES:
Investments sold short, at value (proceeds $103,062,695)..................      102,503,895
Options contracts written, at value.......................................          114,375
Payables:
   Investment securities purchased........................................      414,657,307
   Distributions to shareholders..........................................        3,918,625
   Investment advisory fees...............................................          932,737
                                                                             --------------
Total Liabilities.........................................................      522,126,939
                                                                             --------------
NET ASSETS................................................................   $1,729,078,201
                                                                             ==============
NET ASSETS CONSIST OF:
Paid-in capital...........................................................   $1,756,388,587
Par value.................................................................          340,500
Accumulated distributable earnings (loss).................................      (27,650,886)
                                                                             --------------
NET ASSETS................................................................   $1,729,078,201
                                                                             ==============
NET ASSET VALUE, per share................................................   $        50.78
                                                                             ==============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share).............................................       34,050,002
                                                                             ==============
Investments, at cost......................................................   $1,906,847,450
                                                                             ==============
Premiums paid on options contracts purchased..............................   $       49,695
                                                                             ==============
Premiums received on options contracts written............................   $      152,280
                                                                             ==============


                        See Notes to Financial Statements                Page 45


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2018


INVESTMENT INCOME:
Interest..................................................................   $   33,334,891
Dividends.................................................................        3,969,745
                                                                             --------------
   Total investment income................................................       37,304,636
                                                                             --------------
EXPENSES:
Investment advisory fees..................................................        8,167,169
                                                                             --------------
   Total expenses.........................................................        8,167,169
                                                                             --------------
NET INVESTMENT INCOME (LOSS)..............................................       29,137,467
                                                                             --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments............................................................       (4,850,524)
   Investments sold short.................................................        4,281,894
   Futures contracts......................................................        5,238,831
   Purchased options contracts............................................         (337,811)
   Written options contracts..............................................          227,660
                                                                             --------------
Net realized gain (loss)..................................................        4,560,050
                                                                             --------------
Net change in unrealized appreciation (depreciation) on:
   Investments............................................................      (27,119,889)
   Investments sold short.................................................          640,599
   Futures contracts......................................................        2,781,279
   Purchased options contracts............................................           21,484
   Written options contracts..............................................           37,905
                                                                             --------------
Net change in unrealized appreciation (depreciation)......................      (23,638,622)
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...................................      (19,078,572)
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................................   $   10,058,895
                                                                             ==============


Page 46                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                  YEAR               YEAR
                                                                                 ENDED              ENDED
                                                                               10/31/2018         10/31/2017
                                                                             --------------     --------------
OPERATIONS:
Net investment income (loss)..............................................   $   29,137,467     $   11,687,269
Net realized gain (loss)..................................................        4,560,050           (494,814)
Net change in unrealized appreciation (depreciation)......................      (23,638,622)        (4,774,092)
                                                                             --------------     --------------
Net increase (decrease) in net assets resulting from operations...........       10,058,895          6,418,363
                                                                             --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.....................................................      (34,897,503)
Net investment income.....................................................                         (11,905,823)
Net realized gains........................................................                            (176,819)
Return of capital.........................................................               --         (2,645,986)
                                                                             --------------     --------------
Total distributions to shareholders.......................................      (34,897,503)       (14,728,628)
                                                                             --------------     --------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.................................................      910,174,583        589,263,440
Cost of shares redeemed...................................................       (2,579,752)        (5,217,474)
                                                                             --------------     --------------
Net increase (decrease) in net assets resulting from
   shareholder transactions...............................................      907,594,831        584,045,966
                                                                             --------------     --------------
Total increase (decrease) in net assets...................................      882,756,223        575,735,701

NET ASSETS:
Beginning of period.......................................................      846,321,978        270,586,277
                                                                             --------------     --------------
End of period.............................................................   $1,729,078,201     $  846,321,978
                                                                             ==============     ==============
Accumulated net investment income (loss) at end of period.................                      $     (214,562)
                                                                                                ==============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...................................       16,350,002          5,150,002
Shares sold...............................................................       17,750,000         11,300,000
Shares redeemed...........................................................          (50,000)          (100,000)
                                                                             --------------     --------------
Shares outstanding, end of period.........................................       34,050,002         16,350,002
                                                                             ==============     ==============



                        See Notes to Financial Statements                Page 47


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                          YEAR ENDED OCTOBER 31,                   PERIOD
                                                               --------------------------------------------        ENDED
                                                                   2018            2017            2016        10/31/2015 (a)
                                                               ------------    ------------    ------------    --------------
Net asset value, beginning of period ........................   $    51.76      $    52.54      $    50.32       $    50.00
                                                                ----------      ----------      ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ................................         1.17            1.13            1.31             1.23 (b)
Net realized and unrealized gain (loss) .....................        (0.74)          (0.50)           2.41             0.55
                                                                ----------      ----------      ----------       ----------
Total from investment operations ............................         0.43            0.63            3.72             1.78
                                                                ----------      ----------      ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income........................................        (1.13)          (1.14)          (1.50)           (1.46)
Net realized gain............................................        (0.28)          (0.02)             --               --
Return of capital............................................           --           (0.25)             --               --
                                                                ----------      ----------      ----------       ----------
Total distributions..........................................        (1.41)          (1.41)          (1.50)           (1.46)
                                                                ----------      ----------      ----------       ----------
Net asset value, end of period ..............................   $    50.78      $    51.76      $    52.54       $    50.32
                                                                ==========      ==========      ==========       ==========
TOTAL RETURN (c).............................................         0.84%           1.22%           7.49%            3.62%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).........................   $1,729,078      $  846,322      $  270,586       $   10,065
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets (d)............         0.65%           0.65%           0.65%            0.65% (e)
Ratio of net investment income (loss) to average net assets..         2.32%           2.20%           2.06%            2.55% (e)
Portfolio turnover rate (f)..................................          331% (g)        190% (g)         92%             157%


(a)   Inception date is November 4, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Based on average shares outstanding.

(c)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)   The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

(e)   Annualized.

(f)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(g)   The portfolio turnover rate not including mortgage dollar rolls was 117%
      and 97% for the years ended October 31, 2018 and 2017, respectively.

Page 48                 See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2018

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15,
2010, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eight funds that are offering shares. This report covers the First Trust Low Duration Opportunities ETF (the "Fund"), which trades under the ticker "LMBS" on The Nasdaq Stock Market LLC ("Nasdaq"). Unlike
conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of
50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The Fund is an actively managed exchange-traded fund ("ETF"). The Fund's primary investment objective is to generate current income. The Fund's secondary investment objective is to provide capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in mortgage-related debt securities and other mortgage-related instruments
(collectively, "Mortgage-Related Investments"). The Fund normally expects to invest in Mortgage-Related Investments tied to residential and commercial mortgages. Mortgage-Related Investments include residential mortgage-backed securities, commercial mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations and real estate mortgage investment conduits. The Fund may also invest in investment companies, such as
ETFs, that invest primarily in Mortgage-Related Investments. The Fund will limit its investments in Mortgage-Related Investments that are not issued or guaranteed by Government Entities to 20% of its net assets (including investment borrowings). The Fund may invest, without limitation, in mortgage dollar rolls.
The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund's investment advisor,
First Trust Advisors L.P. ("First Trust" or the "Advisor"). The Fund may also invest in to-be-announced transactions ("TBA Transactions"). Further, the Fund may enter into short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security; however, the Fund does not expect, under normal market conditions, to engage in short sales with respect to more than 30% of the value of its net assets (including investment borrowings). Although the Fund intends to invest primarily in investment grade securities, the Fund may invest up to 20% of its net assets
(including investment borrowings) in securities of any credit quality, including securities that are below investment grade, which are also known as high yield securities, or commonly referred to as "junk" bonds, or unrated securities that have not been judged by the Advisor to be of comparable quality to rated investment grade securities. In the case of a split rating between one or more of the nationally recognized statistical rating organizations, the Fund will consider the highest rating. Under normal market conditions, the Fund targets an estimated effective duration of three years or less. The Fund is non-diversified.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB")
Accounting Standards Codification ("ASC") Topic 946, "Financial
Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America
("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee, in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the
Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

                                                                         Page 49


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2018

      U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

           1) benchmark yields;
           2) reported trades;
           3) broker/dealer quotes;
           4) issuer spreads;
           5) benchmark securities;
           6) bids and offers; and
           7) reference data including market research publications.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange
      Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and
      AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.
      Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

           1) the credit conditions in the relevant market and changes thereto;
           2) the liquidity conditions in the relevant market and changes thereto;
           3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
           4) issuer-specific conditions (such as significant credit
              deterioration); and
           5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing
              Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

           1) the fundamental business data relating to the issuer;
           2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
           3) the type, size and cost of a security;


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2018

           4) the financial statements of the issuer;
           5) the credit quality and cash flow of the issuer, based on the
              Advisor's or external analysis;
           6) the information as to any transactions in or offers for the security;
           7) the price and extent of public trading in similar securities of the issuer/borrower, or comparable companies;
           8) the coupon payments;
           9) the quality, value and salability of collateral, if any, securing the security;
          10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);
          11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
          12) other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2018, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The
Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2018, the Fund had no when-issued or delayed-delivery securities. At October 31, 2018, the Fund held $235,030,951 of forward purchase commitments.

C. SHORT SALES

Short sales are utilized to manage interest rate and spread risk, and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund's portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of

                                                                         Page 51


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2018

borrowing the securities. The Fund is charged a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities.
Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

D. FUTURES CONTRACTS

The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk).
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the
Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in
"Net realized gain (loss) on futures contracts" on the Statement of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of "Net change in unrealized appreciation (depreciation) on futures contracts" on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin" receivable or payable on the Statement of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

E. OPTIONS CONTRACTS

In the normal course of pursuing its investment objective, the Fund may invest up to 20% of its net assets in derivative instruments in connection with hedging strategies. The Fund may invest in exchange-listed options on U.S. Treasury securities, exchange-listed options on U.S. Treasury futures contracts and exchange-listed U.S. Treasury futures contracts. The Fund uses derivative instruments primarily to hedge interest rate risk and actively manage interest rate exposure. The primary risk exposure is interest rate risk.

The Fund may purchase (buy) or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option contract may be closed out by an offsetting purchase or sale of a futures option of the same series. When the
Fund writes (sells) an option, an amount equal to the premium received by the
Fund is included in "Options contracts written, at value" on the Statement of
Assets and Liabilities. When the Fund purchases (buys) an option, the premium paid represents the cost of the option, which is included in "Premiums paid on options contracts purchased" on the Statement of Assets and Liabilities. Options
are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option's expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.

The Fund uses options on futures contracts in connection with hedging strategies. Generally, these strategies are applied under the same market and market sector conditions in which the Fund uses put and call options on securities. The purchase of put options on futures contracts is analogous to the purchase of puts on securities so as to hedge the Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2018

partial hedge against an increase in the value of the securities the Fund intends to acquire. Realized gains and losses on written options are included in
"Net realized gain (loss) on written options contracts" on the Statement of
Operations. Realized gains and losses on purchased options are included in "Net realized gain (loss) on purchased options contracts" on the Statement of
Operations.

The Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will pledge in a segregated account at the Fund's custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be pledged in the segregated account whenever the total value of the pledged assets falls below the amount due on the underlying obligation.

The risks associated with the use of options on future contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The
Fund's successful use of options on futures contracts depends on the Advisor's ability to correctly predict the movement in prices on futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to option.

F. INTEREST-ONLY SECURITIES

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

G. PRINCIPAL-ONLY SECURITIES

A principal-only security ("PO Security") is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value.
Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a
PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.

H. STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage-backed securities may be partially stripped so that each investor class receives some interest and some principal.
When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an IO Security and all of the principal is distributed to holders of another type of security known as a PO Security. These securities, if any, are identified on the Portfolio of
Investments.

I. MORTGAGE DOLLAR ROLLS AND TBA TRANSACTIONS

The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund's investment advisor. In a mortgage dollar roll, the Fund will sell (or buy) mortgage-backed securities for delivery on a specified date and simultaneously contract to repurchase (or sell)
substantially similar (same type, coupon and maturity) securities on a future date. Mortgage dollar rolls are recorded as separate purchase and sales in the
Fund. The Fund may also invest in TBA Transactions. A TBA Transaction is a method of trading mortgage-backed securities. TBA Transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA
Transaction, the buyer and the seller agree on general trade parameters such as agency, settlement date, par amount and price.

J. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

                                                                         Page 53


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2018

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October
31, 2018 and 2017 was as follows:

Distributions paid from:                              2018             2017
Ordinary income...............................   $   31,634,253    $   9,996,448
Capital gains.................................        1,254,000          176,819
Return of capital.............................               --        2,645,986

As of October 31, 2018, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income.................   $  (3,586,484)
Accumulated capital and other gain (loss).....       1,877,704
Net unrealized appreciation (depreciation)....     (25,942,106)

K. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2015,
2016, 2017, and 2018 remain open to federal and state audit. As of October 31,
2018, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2018, the
Fund had no non-expiring capital loss carryforwards for federal income tax purposes.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2018, the Fund had no net ordinary losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31,
2018, the adjustments for the Fund were as follows:

                                ACCUMULATED
             ACCUMULATED        NET REALIZED
            NET INVESTMENT      GAIN (LOSS)
            INCOME (LOSS)      ON INVESTMENTS     PAID-IN CAPITAL
            --------------     --------------     ---------------
             $(1,694,813)        $1,694,813         $     --


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2018

L. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

M. NEW ACCOUNTING PRONOUNCEMENTS

On March 30, 2017, the FASB issued Accounting Standards Update ("ASU") 2017-08
"Premium Amortization on Purchased Callable Debt Securities", which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security's maturity date. The ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier application is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.

On August 28, 2018, the FASB issued ASU 2018-13, "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU
2018-13 include new, eliminated, and modified disclosure requirements of ASC
820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and the
Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, pro rata share of fees and expenses attributable to investments in other investment companies ("acquired fund fees and expenses"), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.65% of its average daily net assets. In addition, the Fund incurs acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents the Fund's total annual operating expenses.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee
Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                                                                         Page 55


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2018

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding investments sold short and short-term investments, for the fiscal year ended October 31, 2018, were $2,868,995,038 and $635,294,790, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding investments sold short and short-term investments, for the fiscal year ended October 31, 2018, were
$2,141,374,418 and $385,414,313, respectively. The cost of purchases to cover investments sold short and the proceeds of investments sold short were
$1,872,095,606 and $1,860,734,648, respectively.

For the fiscal year ended October 31, 2018, the Fund had no in-kind transactions.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at
October 31, 2018, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.


                                     ASSET DERIVATIVES                       LIABILITY DERIVATIVES
                          ----------------------------------------   --------------------------------------
DERIVATIVE    RISK          STATEMENT OF ASSETS AND                   STATEMENT OF ASSETS AND
INSTRUMENTS   EXPOSURE        LIABILITIES LOCATION        VALUE         LIABILITIES LOCATION       VALUE
-----------   ---------   ----------------------------  ----------   --------------------------  ----------
Futures       Interest    Unrealized appreciation                    Unrealized depreciation
              rate risk   on futures contracts*         $3,339,730   on futures contracts*       $   28,743

Options       Interest    Options contracts                          Options contracts
              rate risk   purchased, at value               38,437   written, at value              114,375


* Includes cumulative appreciation/depreciation on futures contracts as reported in the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2018, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.


STATEMENT OF OPERATIONS LOCATION                              INTEREST RATE RISK
----------------------------------------------------------------------------------
Net realized gain (loss) on:
Futures contracts                                                  $ 5,238,831
Purchased options contracts                                           (337,811)
Written options contracts                                              227,660
Net change in unrealized appreciation (depreciation) on:
Futures contracts                                                    2,781,279
Purchased options contracts                                             21,484
Written options contracts                                               37,905


For the fiscal year ended October 31, 2018, the notional value of futures contracts opened and closed were $2,130,481,263 and $1,904,574,265, respectively.

During the fiscal year ended October 31, 2018, the premiums for purchased options contracts opened were $574,588 and the premiums for purchased options contracts closed, exercised and expired were $600,604.

During the fiscal year ended October 31, 2018, the premiums for written options contracts opened were $874,113 and the premiums for written options contracts closed, exercised and expired were $721,833.

The Fund does not have the right to offset financial assets and financial liabilities related to futures and options contracts on the Statement of Assets and Liabilities.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker dealers or large institutional investors that have entered into a participation agreement (an
"Authorized Participant"). Due to the nature of the Fund's investments, the
Fund's Creation Units are generally issued and redeemed for cash, although
Creation Units may be issued in-kind for securities in which the Fund invests in limited circumstances. Authorized Participants purchasing Creation Units


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2018

must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation
Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and/or the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When Creation Units are issued for cash, the
Authorized Participant may also be assessed an amount to cover the cost of purchasing portfolio securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such securities. Authorized
Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The
Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and/or the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. When shares are redeemed for cash, the Authorized Participant may also be assessed an amount to cover other costs, including operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to portfolio securities sold in connection with the redemption.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2020.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined there were no subsequent events, requiring recognition or disclosure in the financial statements that have not already been disclosed.

                                                                         Page 57


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND IV:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Low Duration Opportunities ETF (the
"Fund"), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended October 31,
2018, 2017, 2016 and for the period from November 4, 2014 (commencement of operations) through October 31, 2015, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended October 31, 2018, 2017, 2016 and for the period from
November 4, 2014 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of
America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 21, 2018

We have served as the auditor of one or more First Trust investment companies since 2001.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2018 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the
SEC for the first and third quarters of each fiscal year on Form N-Q. The
Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the SEC's website at www.sec.gov.

Beginning in April 2019, the Trust will cease to disclose the Fund's holdings on
Form N-Q and will file Form N-PORT with the SEC on a monthly basis. Part F of
Form N-PORT, which contains the complete schedule of the Fund's portfolio holdings, will be made available in the same manner as Form N-Q discussed above.

                            FEDERAL TAX INFORMATION

Distributions paid to foreign shareholders during the Fund's fiscal year ended
October 31, 2018 that were properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

For the taxable year ended October 31, 2018, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:

        Dividends Received Deduction              Qualified Dividend Income
        ----------------------------              -------------------------
                   0.00%                                    0.00%

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO SOME OR ALL OF THE FUNDS ARE IDENTIFIED BELOW, BUT NOT ALL OF THE
MATERIAL RISKS RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT. THE MATERIAL
RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT IN ITS PROSPECTUS, STATEMENT OF
ADDITIONAL INFORMATION AND OTHER REGULATORY FILINGS. BEFORE INVESTING, YOU
SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES,
AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR
CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS,
WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a Fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if the Fund were more broadly diversified. A Fund that tracks an index will be concentrated to the extent the Fund's corresponding index is concentrated. A concentration makes a Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not concentrated.

CREDIT RISK . Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The Funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a Fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a Fund uses derivative instruments such as futures contracts, options contracts and swaps, the Fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the
Fund.

                                                                         Page 59


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2018 (UNAUDITED)

EQUITY SECURITIES RISK. To the extent a Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a Fund invests in fixed income securities, the Fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a Fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a Fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

FUND OF FUNDS RISK. To the extent a Fund invests in the securities of other investment vehicles, the Fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the Fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the Fund invests.

INDEX CONSTITUENT RISK. Certain Funds may be a constituent of one or more indices. As a result, such a Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a Fund's net asset value could be negatively impacted and the Fund's market price may be significantly below its net asset value during certain periods.

INDEX PROVIDER RISK. To the extent a Fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the Fund and its shareholders.

MANAGEMENT RISK. To the extent that a Fund is actively managed, it is subject to management risk. In managing an actively-managed Fund's investment portfolio, the Fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objective.

MARKET RISK. Securities held by a Fund, as well as shares of a Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.

NON-U.S. SECURITIES RISK. To the extent a Fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2018 (UNAUDITED)

government supervision and regulation of exchanges in foreign countries.
Investments in non-U.S. securities may involve higher costs than investments in
U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

            NOT FDIC INSURED   NOT BANK GUARANTEED   MAY LOSE VALUE

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (the "Board") of First Trust Exchange-Traded Fund IV (the
"Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First
Trust Advisors L.P. (the "Advisor") on behalf of the First Trust Low Duration
Opportunities ETF (the "Fund"). The Board approved the continuation of the
Agreement for a one-year period ending June 30, 2019 at a meeting held on June
11, 2018. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor responding to requests for information from counsel to the Independent
Trustees that, among other things, outlined the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (which were mostly mutual funds) compiled by
Management Practice, Inc. ("MPI"), an independent source (the "Peer Group"), and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; expenses of the Fund as compared to expense ratios of the funds in the Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust
Portfolios L.P. ("FTP"); and information on the Advisor's compliance program.
The Board reviewed initial materials with the Advisor at the meeting held on
April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the
April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The
Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the
Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor's Mortgage Securities Team is responsible for the day-to-day management of the Fund's investments. The Board considered the background and experience of the members of the Mortgage
Securities Team and received a presentation from the Team at the April 23, 2018 meeting. The Board considered the Advisor's statement that it applies the same oversight model internally with its Mortgage Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the

                                                                         Page 61


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2018 (UNAUDITED)

Advisor's services, the Advisor, in its written materials and at the April 23,
2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund
Complex. In light of the information presented and the considerations made, the
Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with the Fund's investment objectives, policies and restrictions.

The Board considered the unitary fee rate payable by the Fund under the
Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Peer
Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund was below the median total (net) expense ratio of the peer funds in the Peer Group. With respect to the Peer Group, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Group and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including the limited number of actively-managed ETFs pursuing a low duration strategy and that most of the peer funds were open-end mutual funds. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2017 to the performance of the peer funds in the Peer Group and to that of a benchmark index. Based on the information provided, the Board noted that the
Fund outperformed the Peer Group average and the benchmark index for the one-
and three-year periods ended December 31, 2017.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the
Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in additional infrastructure and personnel. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2017 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Fund's portfolio. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2018 (UNAUDITED)

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the
U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Low Duration Opportunities ETF
(the "Fund"), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative
Investment Fund Managers Directive (the "Directive"). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2017, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $1,446,596. This figure is comprised of $293,876 paid (or to be paid) in fixed compensation and
$1,152,720 paid (or to be paid) in variable compensation. There were a total of
15 beneficiaries of the remuneration described above. Those amounts include
$232,434 paid (or to be paid) to senior management of First Trust Advisors L.P.
and $1,214,162 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors
L.P. or the Funds (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration
Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i.    to provide a clear link between remuneration and performance of
            First Trust and to avoid rewarding for failure;

      ii.   to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii.  to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First
            Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest.
First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust.
Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

                                                                         Page 63


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2018 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                TERM OF OFFICE                                                  THE FIRST TRUST     DIRECTORSHIPS
           NAME,                AND YEAR FIRST                                                   FUND COMPLEX      HELD BY TRUSTEE
     YEAR OF BIRTH AND            ELECTED OR                 PRINCIPAL OCCUPATIONS                OVERSEEN BY        DURING PAST
  POSITION WITH THE TRUST          APPOINTED                  DURING PAST 5 YEARS                   TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term   Physician, Officer, Wheaton Orthopedics;           159         None
(1951)                                             Limited Partner, Gundersen Real Estate
                               o Since Inception   Limited Partnership (June 1992 to
                                                   December 2016); Member, Sportsmed LLC
                                                   (April 2007 to November 2015)

Thomas R. Kadlec, Trustee      o Indefinite Term   President, ADM Investors Services, Inc.            159         Director of ADM
(1957)                                             (Futures Commission Merchant)                                  Investor Services,
                               o Since Inception                                                                  Inc., ADM
                                                                                                                  Investor Services
                                                                                                                  International,
                                                                                                                  Futures Industry
                                                                                                                  Association, and
                                                                                                                  National Futures
                                                                                                                  Association

Robert F. Keith, Trustee       o Indefinite Term   President, Hibs Enterprises (Financial and         159         Director of Trust
(1956)                                             Management Consulting)                                         Company of
                               o Since Inception                                                                  Illinois

Niel B. Nielson, Trustee       o Indefinite Term   Senior Advisor (August 2018 to Present),           159         Director of
(1954)                                             Managing Director and Chief Operating                          Covenant
                               o Since Inception   Officer (January 2015 to August 2018),                         Transport Inc.
                                                   Pelita Harapan Educational Foundation                          (May 2003 to
                                                   (Educational Product and Services);                            May 2014)
                                                   President and Chief Executive Officer
                                                   (June 2012 to September 2014), Servant
                                                   Interactive LLC (Educational Products
                                                   and Services); President and Chief
                                                   Executive Officer (June 2012 to September
                                                   2014), Dew Learning LLC (Educational
                                                   Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term   Chief Executive Officer, First Trust               159         None
Chairman of the Board                              Advisors L.P. and First Trust
(1955)                         o Since Inception   Portfolios L.P.; Chairman of the
                                                   Board of Directors, BondWave LLC
                                                   (Software Development Company)
                                                   and Stonebridge Advisors LLC
                                                   (Investment Advisor)


-----------------------------

(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2018 (UNAUDITED)


     NAME AND            POSITION AND OFFICES       TERM OF OFFICE AND                      PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST            LENGTH OF SERVICE                        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term      Managing Director and Chief Financial Officer
(1966)                Executive Officer                                   (January 2016 to Present), Controller (January 2011
                                                   o Since January 2016   to January 2016), Senior Vice President (April 2007
                                                                          to January 2016), First Trust Advisors L.P. and First
                                                                          Trust Portfolios L.P.; Chief Financial Officer
                                                                          (January 2016 to Present), BondWave LLC
                                                                          (Software Development Company) and Stonebridge
                                                                          Advisors LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief                                   President (April 2012 to July 2016), First Trust
                      Accounting Officer           o Since January 2016   Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine      Secretary and Chief          o Indefinite Term      General Counsel, First Trust Advisors L.P. and First
(1960)                Legal Officer                                       Trust Portfolios L.P.; Secretary and General
                                                   o Since Inception      Counsel, BondWave LLC; Secretary, Stonebridge
                                                                          Advisors LLC

Daniel J. Lindquist   Vice President               o Indefinite Term      Managing Director, First Trust Advisors L.P. and
(1970)                                                                    First Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher       Chief Compliance Officer     o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                             and First Trust Portfolios L.P.
                                                   o Since Inception

Roger F. Testin       Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
(1966)                                                                    and First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland           Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
(1970)                                                                    and First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------

(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                         Page 65


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2018 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews,
            applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies".
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

May 2017


                      This page intentionally left blank.


                      This page intentionally left blank.


FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]


First Trust Exchange-Traded Fund IV
First Trust SSI Strategic Convertible Securities ETF (FCVT)

Annual Report
For the Year Ended
October 31, 2018

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Annual Report
October 31, 2018
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or SSI Investment Management Inc. (“SSI” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the “Trust”) described in this report (First Trust SSI Strategic Convertible Securities ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust SSI Strategic Convertible Securities ETF (FCVT)
Annual Letter from the Chairman and CEO
October 31, 2018
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust SSI Strategic Convertible Securities ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2018, including a market overview and a performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.
As I mentioned in my April 2018 letter, 2017 was a very strong year for U.S. and global markets. Investors were rewarded with rising markets and very little volatility. As 2018 began, investors were hoping for another strong year in the markets. For the entire first quarter, however, increased market volatility was the norm for U.S. and global markets. The markets continued their volatility throughout the second quarter. During April and May, the Dow Jones Industrial Average (“DJIA”) closed out each month slightly down, but ended both June and July slightly up. August was a strong month for stocks, and the DJIA finished August just under its previous high in January of 2018. At the close of the third quarter in September, the markets had moved higher into positive territory. In fact, all three major U.S. indices (the Nasdaq Composite Index, the DJIA and the S& P 500® Index) hit record levels during the third quarter. In October, markets were again very volatile, surprising analysts and investors alike. Both global and U.S. markets fell on fears of slowing growth, trade wars and higher interest rates. The DJIA was down 5% for October and the MSCI EAFE Index, an index of stocks in 21 developed markets (excluding the U.S. and Canada), was down 9% for the same period.
Based on continued strong job growth and the economic outlook in the U.S., the Federal Reserve (the “Fed”) raised interest rates in March, June and September. At their September meeting, the Fed also indicated the possibility of one more rate hike in 2018 as well as three more rate hikes in 2019.
Trade tensions have had an impact on markets around the world and could continue to do so in the future. However, our economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk about more equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.
We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
The First Trust SSI Strategic Convertible Securities ETF (the “Fund”) is an actively managed exchange-traded fund that seeks to deliver total return by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in a portfolio of U.S. and non-U.S. convertible securities. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC under the ticker symbol “FCVT.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 10/31/18	Inception (11/3/15) to 10/31/18	Inception (11/3/15) to 10/31/18
Fund Performance
NAV	1.46%	6.93%	22.19%
Market Price	1.31%	6.93%	22.21%
Index Performance
ICE BofAML All US Convertible Index	3.67%	7.85%	25.37%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT) (Continued)
Sector Allocation	% of Total Investments
Information Technology	33.5%
Health Care	20.4
Industrials	8.3
Financials	8.0
Consumer Discretionary	6.9
Energy	6.6
Communication Services	4.8
Utilities	4.8
Real Estate	3.4
Consumer Staples	2.0
Materials	1.3
Total	100.0%
Top Ten Holdings	% of Total Investments
Wells Fargo & Co., Series L	2.7%
Bank of America Corp., Series L	2.3
Palo Alto Networks, Inc., 7/01/23	2.1
Becton Dickinson and Co., Series A, 5/01/20	2.0
Square, Inc., 5/15/23	1.9
Illumina, Inc., 8/15/23	1.7
Microchip Technology, Inc. 2/15/27	1.6
Herbalife Nutrition, Ltd., 3/15/24	1.5
ServiceNow, Inc., 6/01/22	1.4
NextEra Energy, Inc., 9/01/19	1.3
Total	18.5%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through October 31, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 4, 2015 (commencement of trading) through October 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/4/15 – 10/31/16	77	60	12	16
11/1/16 – 10/31/17	149	47	3	2
11/1/17 – 10/31/18	184	31	1	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/4/15 – 10/31/16	59	16	7	3
11/1/16 – 10/31/17	44	7	0	0
11/1/17 – 10/31/18	34	2	0	0

Portfolio Commentary
First Trust SSI Strategic Convertible Securities ETF (FCVT)
Annual Report
October 31, 2018 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust SSI Strategic Convertible Securities ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
SSI Investment Management Inc.
SSI Investment Management Inc. (“SSI” or the “Sub-Advisor”) is the sub-advisor to the Fund and is a registered investment advisor based in Los Angeles, California. SSI is an innovative investment management firm specializing in alternative investment solutions utilizing convertible assets, equity securities and hedging strategies.
Portfolio Management Team
George M. Douglas – CFA, Chief Investment Officer, Principal of SSI
Ravi Malik – CFA, Portfolio Manager, Principal of SSI
Michael J. Opre – CFA, Portfolio Manager of SSI
Florian Eitner – CFA, Portfolio Manager of SSI
Ethan Ganz – Portfolio Manager of SSI
Commentary
Market Recap
•	Growing trade tensions with China and the potential impact on the global economy was a major cause of the market pullback in October 2018.
•	U.S. economic activity remains solid as gross domestic product growth should exceed 3% for the reporting period.
•	Corporate profitability was very strong, with expected S&P 500® earnings growth at over 20% for the 12-month period ended October 31, 2018.
•	Credit markets remained healthy with high yield spreads widening by 33 basis points (“bps”) during the reporting period but remaining tighter than the long-term average.
•	Ten-year treasury yields rose by 76 bps to end the period at 3.14%, though inflation remains within historic ranges.
•	Within the convertible universe, the Telecommunication Services, Consumer Staples and Healthcare sectors generated significant gains, while Transportation and Consumer Discretionary sectors suffered declines over the period.
•	Small cap and total return alternatives convertibles outperformed during the period.
•	The convertible market remains healthy as evidenced by more than $51 billion in new issuance for the 12-month period ended October 31, 2018, which compares favorably, on a year-over-year basis, to new issuance of approximately $39 billion for the previous 12 months.
Fund Performance
•	Convertible performance was driven by equity market returns and stable high yield markets for the 12-month period ended October 31, 2018. The S&P 500® advanced 7.3% and The Bloomberg Barclays High Yield Index rose 0.97% for the reporting period.
•	Fixed income posted negative returns with the Bloomberg Barclays US Aggregate Bond Index down 2% for the same period.
•	On a one-year trailing basis, as of October 31, 2018, the Fund generated a total return of 1.46% based on net asset value (“NAV”) for the 12-month period ended October 31, 2018. This trailed the 3.67% return of the benchmark, the ICE BofAML All US Convertible Index (VXA0).
•	The Consumer Staples and Healthcare sectors made the largest contribution to portfolio returns on both a relative and absolute basis. Packaged food company, Herbalife Nutrition, benefitted from the capitulation of a noted short seller and a

Portfolio Commentary (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
Annual Report
October 31, 2018 (Unaudited)
share buyback. Pharmaceutical company, Sarepta Therapeutics, rose on better than expected clinical results for one of its new drug candidates.
•	While a small sector in the market, Media was the largest detractor on a relative basis due primarily to being underweight the convertibles of World Wrestling Entertainment, Inc. The convertibles outperformed as the company continued to beat earnings estimates and raise guidance during the same period.
Investment Outlook
•	Economic growth and earnings growth, two of the key drivers of stock market returns, remain favorable, in our opinion.
•	Although rates remain low, we believe investors have become increasingly concerned about the impact of higher rates and a less accommodative Federal Reserve.
•	The geopolitical environment continues to pose challenges with growing trade tensions with China and the outcome of the U.S. mid-term elections the biggest concerns, in our opinion.
•	Convertibles continue to offer an attractive combination of upside participation and downside protection, in our view.

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Understanding Your Fund Expenses
October 31, 2018 (Unaudited)
As a shareholder of the First Trust SSI Strategic Convertible Securities ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2018.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
Actual	$1,000.00	$1,001.30	0.95%	$4.79
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	0.95%	$4.84

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2018 through October 31, 2018), multiplied by 184/365 (to reflect the six-month period).

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments
October 31, 2018
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CONVERTIBLE CORPORATE BONDS – 80.1%
	Air Freight & Logistics – 1.5%
$929,000	Air Transport Services Group, Inc.	1.13%	10/15/24	$850,155
1,800,000	Atlas Air Worldwide Holdings, Inc.	2.25%	06/01/22	1,878,750
230,000	Atlas Air Worldwide Holdings, Inc.	1.88%	06/01/24	245,094
				2,973,999
	Automobiles – 1.9%
1,135,000	Tesla, Inc.	2.38%	03/15/22	1,386,165
2,365,000	Tesla, Inc.	0.25%	03/01/19	2,517,902
				3,904,067
	Biotechnology – 4.8%
1,585,000	BioMarin Pharmaceutical, Inc.	0.60%	08/01/24	1,649,322
920,000	Exact Sciences Corp.	1.00%	01/15/25	1,076,860
1,350,000	Ionis Pharmaceuticals, Inc.	1.00%	11/15/21	1,411,976
2,000,000	Ligand Pharmaceuticals, Inc. (a)	0.75%	05/15/23	1,915,580
1,355,000	Neurocrine Biosciences, Inc.	2.25%	05/15/24	2,091,357
772,000	Sarepta Therapeutics, Inc. (a)	1.50%	11/15/24	1,522,162
				9,667,257
	Building Products – 0.4%
1,050,000	Patrick Industries, Inc. (a)	1.00%	02/01/23	887,906
	Communications Equipment – 2.7%
4,150,000	Palo Alto Networks, Inc. (a)	0.75%	07/01/23	4,052,363
1,360,000	Viavi Solutions, Inc.	1.00%	03/01/24	1,467,730
				5,520,093
	Construction & Engineering – 0.4%
775,000	Dycom Industries, Inc.	0.75%	09/15/21	784,546
	Diversified Consumer Services – 0.6%
980,000	Chegg, Inc. (a)	0.25%	05/15/23	1,158,656
	Electronic Equipment, Instruments & Components – 1.2%
940,000	II-VI, Inc.	0.25%	09/01/22	969,140
1,530,000	Vishay Intertechnology, Inc. (a)	2.25%	06/15/25	1,377,464
				2,346,604
	Energy Equipment & Services – 1.5%
2,110,000	Oil States International, Inc. (a)	1.50%	02/15/23	1,930,310
870,000	Transocean, Inc.	0.50%	01/30/23	1,085,578
				3,015,888
	Entertainment – 1.1%
1,215,000	Live Nation Entertainment, Inc. (a)	2.50%	03/15/23	1,300,841
300,000	World Wrestling Entertainment, Inc. (a)	3.38%	12/15/23	881,938
				2,182,779
	Equity Real Estate Investment Trusts – 1.7%
875,000	Empire State Realty OP LP (a)	2.63%	08/15/19	871,857
2,395,000	Extra Space Storage LP (a)	3.13%	10/01/35	2,586,705
				3,458,562
	Health Care Equipment & Supplies – 4.1%
1,515,000	DexCom, Inc.	0.75%	05/15/22	2,195,112
1,995,000	Insulet Corp. (a)	1.38%	11/15/24	2,256,814
1,095,000	NuVasive, Inc.	2.25%	03/15/21	1,225,765
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments (Continued)
October 31, 2018
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CONVERTIBLE CORPORATE BONDS (Continued)
	Health Care Equipment & Supplies (Continued)
$390,000	Quidel Corp.	3.25%	12/15/20	$798,759
1,695,000	Wright Medical Group, Inc. (a)	1.63%	06/15/23	1,723,586
				8,200,036
	Health Care Providers & Services – 1.2%
390,000	Anthem, Inc.	2.75%	10/15/42	1,481,873
318,000	Molina Healthcare, Inc.	1.13%	01/15/20	990,709
				2,472,582
	Health Care Technology – 1.7%
1,755,000	Allscripts Healthcare Solutions, Inc.	1.25%	07/01/20	1,746,664
965,000	Teladoc Health, Inc.	3.00%	12/15/22	1,675,074
				3,421,738
	Hotels, Restaurants & Leisure – 0.5%
770,000	Caesars Entertainment Corp.	5.00%	10/01/24	1,101,545
	Independent Power and Renewable Electricity Producers – 0.8%
1,530,000	NRG Energy, Inc. (a)	2.75%	06/01/48	1,596,174
	Insurance – 0.7%
1,460,000	AXA S.A. (a)	7.25%	05/15/21	1,501,435
	Interactive Media & Services – 2.8%
1,725,000	IAC FinanceCo., Inc. (a)	0.88%	10/01/22	2,414,524
770,000	Momo, Inc. (a)	1.25%	07/01/25	677,600
1,925,000	Twitter, Inc. (a)	0.25%	06/15/24	1,809,750
705,000	Zillow Group, Inc.	2.00%	12/01/21	746,314
				5,648,188
	Internet & Direct Marketing Retail – 3.0%
1,405,000	Altaba, Inc.	(b)	12/01/18	1,577,371
890,000	Booking Holdings, Inc.	0.35%	06/15/20	1,287,312
1,445,000	Booking Holdings, Inc.	0.90%	09/15/21	1,673,009
1,155,000	Etsy, Inc. (a)	(b)	03/01/23	1,536,150
				6,073,842
	IT Services – 5.7%
2,155,000	Akamai Technologies, Inc. (a)	0.13%	05/01/25	2,107,859
1,415,000	Okta, Inc. (a)	0.25%	02/15/23	1,931,958
1,150,000	Perficient, Inc. (a)	2.38%	09/15/23	1,057,516
3,125,000	Square, Inc. (a)	0.50%	05/15/23	3,751,047
1,310,000	Twilio, Inc. (a)	0.25%	06/01/23	1,637,121
990,000	Wix.com LTD. (a)	(b)	07/01/23	981,090
				11,466,591
	Life Sciences Tools & Services – 3.2%
3,185,000	Illumina, Inc. (a)	(b)	08/15/23	3,349,595
1,610,000	Illumina, Inc.	0.50%	06/15/21	2,176,966
800,000	QIAGEN N.V.	0.38%	03/19/19	1,021,800
				6,548,361
	Machinery – 2.5%
1,190,000	Chart Industries, Inc. (a)	1.00%	11/15/24	1,538,008
1,690,000	Meritor, Inc.	3.25%	10/15/37	1,563,419
2,025,000	Navistar International Corp.	4.75%	04/15/19	2,030,978
				5,132,405

See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments (Continued)
October 31, 2018
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CONVERTIBLE CORPORATE BONDS (Continued)
	Media – 0.8%
$1,390,000	Liberty Media Corp.	1.38%	10/15/23	$1,606,284
	Metals & Mining – 0.6%
1,145,000	Royal Gold, Inc.	2.88%	06/15/19	1,157,039
	Mortgage Real Estate Investment Trusts – 1.6%
2,075,000	Blackstone Mortgage Trust, Inc.	4.38%	05/05/22	2,052,024
1,230,000	Two Harbors Investment Corp.	6.25%	01/15/22	1,257,889
				3,309,913
	Oil, Gas & Consumable Fuels – 3.9%
2,525,000	Cheniere Energy, Inc.	4.25%	03/15/45	1,944,546
920,000	Chesapeake Energy Corp.	5.50%	09/15/26	867,216
860,000	Oasis Petroleum, Inc.	2.63%	09/15/23	971,381
995,000	PDC Energy, Inc.	1.12%	09/15/21	940,275
1,600,000	TOTAL S.A., Series FP	0.50%	12/02/22	1,744,990
1,395,000	Whiting Petroleum Corp.	1.25%	04/01/20	1,341,065
				7,809,473
	Personal Products – 1.5%
2,845,000	Herbalife Nutrition, Ltd. (a)	2.63%	03/15/24	3,013,922
	Pharmaceuticals – 2.8%
2,300,000	Jazz Investments I Ltd.	1.88%	08/15/21	2,425,780
1,545,000	Pacira Pharmaceuticals, Inc.	2.38%	04/01/22	1,622,578
1,580,000	Supernus Pharmaceuticals, Inc. (a)	0.63%	04/01/23	1,715,597
				5,763,955
	Professional Services – 0.6%
1,235,000	FTI Consulting, Inc. (a)	2.00%	08/15/23	1,176,337
	Semiconductors & Semiconductor Equipment – 9.5%
855,000	Advanced Micro Devices, Inc.	2.13%	09/01/26	2,037,901
1,550,000	Cree, Inc. (a)	0.88%	09/01/23	1,452,125
790,000	Cypress Semiconductor Corp.	4.50%	01/15/22	934,768
415,000	Integrated Device Technology, Inc.	0.88%	11/15/22	623,940
1,050,000	Intel Corp.	3.25%	08/01/39	2,385,406
1,800,000	Microchip Technology, Inc.	1.63%	02/15/25	2,348,952
3,330,000	Microchip Technology, Inc.	1.63%	02/15/27	3,164,462
445,000	Micron Technology, Inc., Series F	2.13%	02/15/33	1,536,935
595,000	Micron Technology, Inc., Series G	3.00%	11/15/43	776,770
220,000	Novellus Systems, Inc.	2.63%	05/15/41	943,954
1,585,000	ON Semiconductor Corp.	1.00%	12/01/20	1,780,240
1,100,000	Silicon Laboratories, Inc.	1.38%	03/01/22	1,189,644
				19,175,097
	Software – 12.7%
1,555,000	Atlassian, Inc. (a)	0.63%	05/01/23	1,785,232
1,330,000	Citrix Systems, Inc.	0.50%	04/15/19	1,887,617
1,125,000	DocuSign, Inc. (a)	0.50%	09/15/23	1,060,312
815,000	Envestnet, Inc.	1.75%	12/15/19	841,487
1,045,000	Five9, Inc. (a)	0.13%	05/01/23	1,195,076
1,145,000	Guidewire Software, Inc.	1.25%	03/15/25	1,157,047
960,000	HubSport, Inc.	0.25%	06/01/22	1,456,800
1,270,000	New Relic, Inc. (a)	0.50%	05/01/23	1,335,961
731,000	Nutanix, Inc. (a)	(b)	01/15/23	807,080
980,000	Q2 Holdings, Inc. (a)	0.75%	02/15/23	1,077,634
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments (Continued)
October 31, 2018
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CONVERTIBLE CORPORATE BONDS (Continued)
	Software (Continued)
$455,000	RealPage, Inc.	1.50%	11/15/22	$629,187
495,000	Red Hat, Inc.	0.25%	10/01/19	1,153,518
890,000	RingCentral, Inc. (a)	(b)	03/15/23	1,009,972
1,905,000	ServiceNow, Inc.	(b)	06/01/22	2,698,021
2,135,000	Splunk, Inc. (a)	0.50%	09/15/23	2,053,998
1,535,000	Verient Systems, Inc.	1.50%	06/01/21	1,530,750
1,840,000	Workday, Inc.	0.25%	10/01/22	2,052,941
1,850,000	Zendesk, Inc. (a)	0.25%	03/15/23	2,035,183
				25,767,816
	Specialty Retail – 0.7%
1,580,000	RH (a)	(b)	06/15/23	1,394,489
	Technology Hardware, Storage & Peripherals – 0.7%
1,410,000	Pure Storage, Inc. (a)	0.13%	04/15/23	1,445,212
	Trading Companies & Distributors – 0.7%
1,325,000	Kaman Corp.	3.25%	05/01/24	1,513,460
	Total Convertible Corporate Bonds			162,196,251
	(Cost $158,532,968)
Shares	Description	Stated Rate	Stated Maturity (c)	Value
CONVERTIBLE PREFERRED SECURITIES – 16.8%
	Banks – 4.8%
3,514	Bank of America Corp., Series L	7.25%	(d)	4,467,348
4,190	Wells Fargo & Co., Series L	7.50%	(d)	5,329,638
				9,796,986
	Chemicals – 0.6%
22,525	International Flavors & Frangrances, Inc.	6.00%	09/15/21	1,296,990
	Electric Utilities – 1.3%
45,600	NextEra Energy, Inc.	6.12%	09/01/19	2,644,800
	Equity Real Estate Investment Trusts – 1.5%
2,235	Crown Castle International Corp., Series A	6.88%	08/01/20	2,335,575
12,750	Welltower, Inc., Series I	6.50%	(d)	785,400
				3,120,975
	Food Products – 0.5%
9,500	Bunge Ltd.	4.88%	(d)	983,250
	Health Care Equipment & Supplies – 2.0%
68,200	Becton Dickinson and Co., Series A	6.13%	05/01/20	4,001,294
	Internet Software & Services – 0.6%
7,000	Mandatory Exchangeable Trust (a)	5.75%	06/01/19	1,130,185
	Machinery – 1.8%
1,915	Fortive Corp., Series A	5.00%	07/01/21	1,880,932
16,350	Rexnord Corp., Series A	5.75%	11/15/19	934,729
10,125	Stanley Black & Decker, Inc.	5.38%	05/15/20	928,969
				3,744,630
	Multi-Utilities – 2.6%
24,375	CenterPoint Energy, Inc., Series B	7.00%	09/01/21	1,209,488
33,920	Dominion Energy, Inc., Series A	6.75%	08/15/19	1,626,464

See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments (Continued)
October 31, 2018
Shares	Description	Stated Rate	Stated Maturity (c)	Value
CONVERTIBLE PREFERRED SECURITIES (Continued)
	Multi-Utilities (Continued)
23,750	Sempra Energy, Series A	6.00%	01/15/21	$2,355,050
				5,191,002
	Oil, Gas & Consumable Fuels – 1.1%
33,500	Hess Corp.	8.00%	02/01/19	2,126,915
	Total Convertible Preferred Securities			34,037,027
	(Cost $34,100,951)
	Total Investments – 96.9%			196,233,278
	(Cost $192,633,919) (e)

Net Other Assets and Liabilities – 3.1%	6,234,080
Net Assets – 100.0%	$202,467,358

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by SSI Investment Management Inc. (“SSI”), the Fund’s sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2018, securities noted as such amounted to $72,044,324 or 35.6% of net assets.
(b)	Zero coupon security.
(c)	Stated maturity represents the mandatory conversion date.
(d)	Perpetual maturity.
(e)	Aggregate cost for federal income tax purposes was $195,972,740. As of October 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $7,079,898 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $6,819,360. The net unrealized appreciation was $260,538.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Convertible Corporate Bonds*	$ 162,196,251	$ —	$ 162,196,251	$ —
Convertible Preferred Securities:
Food Products	983,250	—	983,250	—
Internet Software & Services	1,130,185	—	1,130,185	—
Other industry categories*	31,923,592	31,923,592	—	—
Total Investments	$ 196,233,278	$ 31,923,592	$ 164,309,686	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Statement of Assets and Liabilities
October 31, 2018
ASSETS:
Investments, at value (Cost $192,633,919)	$ 196,233,278
Cash	4,553,302
Receivables:
Investment securities sold	1,443,995
Interest	550,829
Dividends	126,956
Total Assets	202,908,360
LIABILITIES:
Payables:
Investment securities purchased	286,458
Investment advisory fees	154,544
Total Liabilities	441,002
NET ASSETS	$202,467,358
NET ASSETS consist of:
Paid-in capital	$ 203,127,639
Par value	70,500
Accumulated distributable earnings (loss)	(730,781)
NET ASSETS	$202,467,358
NET ASSET VALUE, per share	$28.72
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	7,050,002

See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Statement of Operations
For the Year Ended October 31, 2018
INVESTMENT INCOME:
Dividends	$ 1,212,064
Interest	(2,708,184)
Total investment income	(1,496,120)
EXPENSES:
Investment advisory fees	1,175,734
Total expenses	1,175,734
NET INVESTMENT INCOME (LOSS)	(2,671,854)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	1,537,494
Net change in unrealized appreciation (depreciation) on investments	(1,625,775)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(88,281)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,760,135)
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Statements of Changes in Net Assets
	Year Ended 10/31/2018	Year Ended 10/31/2017
OPERATIONS:
Net investment income (loss)	$ (2,671,854)	$ (656,089)
Net realized gain (loss)	1,537,494	831,724
Net change in unrealized appreciation (depreciation)	(1,625,775)	5,026,409
Net increase (decrease) in net assets resulting from operations	(2,760,135)	5,202,044
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(2,562,416)
Net investment income		(614,176)
Total distributions to shareholders	(2,562,416)	(614,176)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	164,774,570	47,282,482
Cost of shares redeemed	(15,000,954)	(1,418,332)
Net increase (decrease) in net assets resulting from shareholder transactions	149,773,616	45,864,150
Total increase (decrease) in net assets	144,451,065	50,452,018
NET ASSETS:
Beginning of period	58,016,293	7,564,275
End of period	$202,467,358	$58,016,293
Accumulated net investment income (loss) at end of period		$67,382
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	2,000,002	300,002
Shares sold	5,550,000	1,750,000
Shares redeemed	(500,000)	(50,000)
Shares outstanding, end of period	7,050,002	2,000,002

See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,		Period Ended 10/31/2016 (a)
	2018	2017
Net asset value, beginning of period	$ 29.01	$ 25.21	$ 25.00
Income from investment operations:
Net investment income (loss)	(0.09)	(0.14)	(0.24)
Net realized and unrealized gain (loss)	0.52	4.45	0.90
Total from investment operations	0.43	4.31	0.66
Distributions paid to shareholders from:
Net investment income	(0.67)	(0.51)	(0.45)
Net realized gain	(0.05)	—	—
Total distributions	(0.72)	(0.51)	(0.45)
Net asset value, end of period	$28.72	$29.01	$25.21
Total return (b)	1.46%	17.29%	2.68%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 202,467	$ 58,016	$ 7,564
Ratio of total expenses to average net assets	0.95%	0.95%	0.95% (c)
Ratio of net investment income (loss) to average net assets	(2.16)%	(1.86)%	(2.34)% (c)
Portfolio turnover rate (d)	71%	56%	54%

(a)	Inception date is November 3, 2015, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2018
1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of eight funds that are offering shares. This report covers the First Trust SSI Strategic Convertible Securities ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “FCVT” on The Nasdaq Stock Market LLC (“Nasdaq”). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek total return. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio U.S. and non-U.S. convertible securities. There can be no assurances that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities.The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Convertible preferred stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Convertible corporate bonds, notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2018
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.
Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the sub-advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management;
11)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and
12)	other relevant factors.
Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2018
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2018, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The Fund invests in convertible securities that are acquired at a price significantly above the principal value. Consequently, the amortization of premium may exceed the interest income earned on the securities.
C. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2018 and 2017, was as follows:
Distributions paid from:	2018	2017
Ordinary income	$2,445,317	$614,176
Capital gains	117,099	—
Return of capital	—	—
As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$177,663
Accumulated capital and other gain (loss)	(1,168,982)
Net unrealized appreciation (depreciation)	260,538

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2018
D. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2018, the Fund had $1,168,982 of non-expiring capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2018, the Fund had no net ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, and 2018 remain open to federal and state audit. As of October 31, 2018, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2018, the adjustments for the Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust SSI Strategic Convertible Securities ETF	$ 2,235,396	$ (2,235,396)	$ —
E. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
F. New Accounting Pronouncement
On August 28, 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
The Fund and First Trust have retained SSI Investment Management Inc. (“SSI” or the “Sub-Advisor”) to serve as its investment sub-advisor. In this capacity, SSI is responsible for the selection and on-going monitoring of the securities in the Fund’s investment portfolio. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise SSI and its

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2018
management of the investment of the Fund’s assets and will pay SSI for its services as the Fund’s sub-advisor. First Trust will also be responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. SSI receives a sub-advisory fee from First Trust. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments and in-kind transactions, for the fiscal year ended October 31, 2018, were $229,639,595 and $86,703,389, respectively.
For the fiscal year ended October 31, 2018, the Fund had no in-kind transactions.
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2018
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2020.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust SSI Strategic Convertible Securities ETF (the “Fund”), one of the funds constituting First Trust Exchange-Traded Fund IV, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended October 31, 2018 and 2017 and the period from November 3, 2015 (commencement of operations) through October 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended October 31, 2018 and 2017 and for the period from November 3, 2015 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian, agent banks and brokers. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 21, 2018
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2018 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Trust files its complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the SEC’s website at www.sec.gov.
Beginning in April 2019, the Trust will cease to disclose the Fund’s holdings on Form N-Q and will file Form N-PORT with the SEC on a monthly basis. Part F of Form N-PORT, which contains the complete schedule of the Fund’s portfolio holdings, will be made available in the same manner as Form N-Q discussed above.
Federal Tax Information
For the taxable year ended October 31, 2018, the following percentages of income dividend paid by the Fund qualifies for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:
Dividends Received Deduction	Qualified Dividend Income
43.54%	45.66%
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to some or all of the Funds are identified below, but not all of the material risks relevant to each Fund are included in this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a Fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A Fund that tracks an index will be concentrated to the extent the Fund’s corresponding index is concentrated. A concentration makes a Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The Funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a Fund uses derivative instruments such as futures contracts, options contracts and swaps, the Fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a Fund’s portfolio managers use derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.
Equity Securities Risk. To the extent a Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as

Additional Information (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2018 (Unaudited)
the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a Fund invests in fixed income securities, the Fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a Fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a Fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Fund of Funds Risk. To the extent a Fund invests in the securities of other investment vehicles, the Fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the Fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the Fund invests.
Index Constituent Risk. Certain Funds may be a constituent of one or more indices. As a result, such a Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a Fund’s net asset value could be negatively impacted and the Fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a Fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the Fund and its shareholders.
Management Risk. To the extent that a Fund is actively managed, it is subject to management risk. In managing an actively-managed Fund’s investment portfolio, the Fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objective.
Market Risk. Securities held by a Fund, as well as shares of a Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.
Non-U.S. Securities Risk. To the extent a Fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

Additional Information (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2018 (Unaudited)
Passive Investment Risk. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust SSI Strategic Convertible Securities ETF (the “Fund”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and SSI Investment Management Inc. (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2019 at a meeting held on June 11, 2018. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (which were either mutual funds or exchange-traded funds (“ETFs”)) compiled by Management Practice, Inc. (“MPI”), an independent source (the “Peer Group”), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; expenses of the Fund as compared to expense ratios of the funds in the Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 23, 2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor

Additional Information (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2018 (Unaudited)
provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team and the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with the Fund’s investment objectives, policies and restrictions.
The Board considered the unitary fee rate payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Peer Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund’s Peer Group included peer funds that pay a unitary fee and because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund was above the median total (net) expense ratio of the peer funds in the Peer Group. With respect to the Peer Group, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Group and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that there were no other actively-managed ETFs investing primarily in convertible securities and that the peer funds were either index-based ETFs or open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that only one of the peer funds employed an advisor/sub-advisor management structure with an unaffiliated sub-advisor. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Fund.
The Board considered performance information for the Fund. The Board noted the process that it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for the one-year period ended December 31, 2017 to the performance of the peer funds in the Peer Group and to that of a benchmark index. Based on the information provided the Board noted that the Fund underperformed the Peer Group average and the benchmark index for the one-year period ended December 31, 2017. The Board noted information provided by the Sub-Advisor on reasons for the Fund’s relative underperformance.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in additional infrastructure and personnel. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2017 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statements that it has incurred more expenses related to the Fund than sub-advisory fees earned, that the Sub-Advisor’s expenses relating to the Fund are expected to increase 6-8% in 2018 and that the Sub-Advisor is

Additional Information (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2018 (Unaudited)
investing in its relationship with the Advisor. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential fall-out benefits to the Sub-Advisor from being associated with the Advisor and the Fund. The Board noted that the Sub-Advisor utilizes soft dollars in connection with its management of the Fund’s portfolio, as well as the Sub-Advisor’s statement that the Fund produces very little soft dollar commissions. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2018 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	159	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	159	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	159	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	159	Director of Covenant Transport, Inc. (May 2003 to May 2014)
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	159	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2018 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2018 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
May 2017

This page intentionally left blank

This page intentionally left blank

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
SSI Investment Management Inc.
9440 Santa Monica Blvd, 8th Floor
Beverly Hills, CA 90210
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund IV
First Trust Heitman Global Prime Real Estate ETF (PRME)

Annual Report
For the Year Ended
October 31, 2018

First Trust Heitman Global Prime Real Estate ETF (PRME)
Annual Report
October 31, 2018
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Heitman Real Estate Securities LLC (“Heitman” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the “Trust”) described in this report (First Trust Heitman Global Prime Real Estate ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Heitman Global Prime Real Estate ETF (PRME)
Annual Letter from the Chairman and CEO
October 31, 2018
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Heitman Global Prime Real Estate ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2018, including a market overview and a performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.
As I mentioned in my April 2018 letter, 2017 was a very strong year for U.S. and global markets. Investors were rewarded with rising markets and very little volatility. As 2018 began, investors were hoping for another strong year in the markets. For the entire first quarter, however, increased market volatility was the norm for U.S. and global markets. The markets continued their volatility throughout the second quarter. During April and May, the Dow Jones Industrial Average (“DJIA”) closed out each month slightly down, but ended both June and July slightly up. August was a strong month for stocks, and the DJIA finished August just under its previous high in January of 2018. At the close of the third quarter in September, the markets had moved higher into positive territory. In fact, all three major U.S. indices (the Nasdaq Composite Index, the DJIA and the S& P 500® Index) hit record levels during the third quarter. In October, markets were again very volatile, surprising analysts and investors alike. Both global and U.S. markets fell on fears of slowing growth, trade wars and higher interest rates. The DJIA was down 5% for October and the MSCI EAFE Index, an index of stocks in 21 developed markets (excluding the U.S. and Canada), was down 9% for the same period.
Based on continued strong job growth and the economic outlook in the U.S., the Federal Reserve (the “Fed”) raised interest rates in March, June and September. At their September meeting, the Fed also indicated the possibility of one more rate hike in 2018 as well as three more rate hikes in 2019.
Trade tensions have had an impact on markets around the world and could continue to do so in the future. However, our economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk about more equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.
We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Heitman Global Prime Real Estate ETF (PRME)
First Trust Heitman Global Prime Real Estate ETF (the “Fund”) is an actively managed exchange-traded fund that seeks to deliver long-term total return by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in U.S. and non-U.S. exchange-traded real estate securities, which includes real estate investment trusts (“REITs”), real estate operating companies (“REOCs”) and common stocks or depositary receipts of companies primarily engaged in the real estate industry. Accordingly, the Fund is concentrated in REITs and/or real estate management and development companies (including REOCs), sub-industries of the real estate industry group. The Fund will not invest directly in real estate. The Fund is non-diversified. Shares of the Fund are listed on the NYSE Arca, Inc. under the ticker symbol “PRME.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 10/31/18	Inception (11/11/15) to 10/31/18	Inception (11/11/15) to 10/31/18
Fund Performance
NAV	0.77%	2.63%	8.01%
Market Price	1.96%	2.86%	8.74%
Index Performance
FTSE EPRA/NAREIT Developed Index	1.23%	5.21%	16.28%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Heitman Global Prime Real Estate ETF (PRME) (Continued)
Sub-Industry Classification	% of Total Investments
Office REITs	25.0%
Retail REITs	22.7
Industrial REITs	12.9
Residential REITs	11.4
Diversified REITs	9.0
Real Estate Operating Companies	8.9
Diversified Real Estate Activities	6.2
IT Consulting & Other Services	2.4
Hotel & Resort REITs	1.5
Total	100.0%
Top Ten Holdings	% of Total Investments
AvalonBay Communities, Inc.	7.9%
Prologis, Inc.	6.3
Simon Property Group, Inc.	5.6
Federal Realty Investment Trust	4.1
Inmobiliaria Colonial Socimi S.A.	4.0
Rexford Industrial Realty, Inc.	3.8
Equity Residential	3.6
Fabege AB	3.3
Boston Properties, Inc.	3.2
Nippon Building Fund, Inc.	3.0
Total	44.8%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through October 31, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 12, 2015 (commencement of trading) through October 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/12/15 – 10/31/16	106	5	0	0
11/1/16 – 10/31/17	32	10	0	0
11/1/17 – 10/31/18	35	27	24	36
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/12/15 – 10/31/16	123	8	2	0
11/1/16 – 10/31/17	68	103	31	7
11/1/17 – 10/31/18	39	50	33	8

Portfolio Commentary
First Trust Heitman Global Prime Real Estate ETF (PRME)
Annual Report
October 31, 2018 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Heitman Global Prime Real Estate ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Heitman Real Estate Securities LLC, a registered investment advisor (the “Sub-Advisor”) located in Chicago, Illinois, serves as the sub-advisor to the Fund with responsibility for North America. Heitman International Real Estate Securities HK Limited and Heitman International Real Estate Securities GmbH, each a registered investment advisor located in Hong Kong and Germany, respectively, and each an affiliate of the Sub-Advisor, serve as sub-sub-advisors to the Fund with responsibility for investments in the Asia-Pacific region and Europe.
Portfolio Management Team
Jerry Ehlinger, CFA – Managing Director of the Sub-Advisor and Lead Portfolio Manager in the Sub-Advisor’s North American Public Real Estate Securities group
John White – Managing Director of Heitman International Real Estate Securities HK Limited and Lead Portfolio Manager in Sub-Advisor’s the Asia-Pacific Public Real Estate Securities group
Jacques Perdrix – Senior Vice President of the Sub-Advisor’s European Public Real Estate Securities group
Andreas Welter – Senior Vice President of the Sub-Advisor’s European Public Real Estate Equity group
Commentary
Market Recap
The 12-month period ended October 31, 2018 has seen large swings in sentiment which caused property stocks to exhibit a mixed bag of returns. The beginning of 2018 was met with great bullishness following the passing of the “Tax Cuts and Jobs Act of 2017” tax reform bill in December 2017, as well as the general optimism that comes with the start of a new year. However, this optimism and belief that the global economy was in great shape led interest rates higher around the globe. This caused investors to sell higher yield investments like property stocks, causing a large performance gap between property stocks and general equities.
This optimism started to fade, though, as trade war headlines began to dominate the news for most of the latter half of 2018. This caused defensive factors, such as lower yield and lower beta, to outperform cyclical factors during this time. We also saw some mergers and acquisitions (“M&A”) activity as Brookfield Asset Management acquired regional mall company GGP and also made a bid for Forest City, a diversified real estate investment trust (“REIT”). If the disconnect between private market values and public market values continues, we would expect further M&A activity to close the gap.
Performance Analysis
In terms of performance analysis, the Asia-Pacific regions were about flat while North America was slightly positive. The variation is mainly due to the strength in the U.S. dollar over the period. Within Asia-Pac, Japan had the highest return as official land prices nationwide were announced at positive 0.1% year-over-year, marking the first rise in land prices in 27 years. The office market also continues to be tight with vacancy dropping to a historical low of 2.45% in the Tokyo five wards, allowing Prime office owners to push rental rate increases. Hong Kong was the worst performer in that region as the rate hiking cycle in the U.S. has stoked fears of rising debt cost for property.
In Europe, Continental Europe performed better than the United Kingdom as the Brexit negotiations continue to cast a shadow on the London market. However, real estate fundamentals remain strong in all asset classes except for retail. We expect this to continue as economic growth remains positive. We remain cautious on retail, but the discounted valuations could spark some M&A activity. We expect continued cap rate compression in the office sector, especially in prime Paris, Spain, and Sweden on the back of strong like-for-like rental growth. Logistics continues to be a secular winner of technological change in e-commerce and the global supply chain.
In North America, the U.S. performed better than Canada primarily due to the strength in the U.S. Dollar. Fundamentals continue to look firm with a lack of new significant new supply and steady demand growth. Industrial continues to be the standout winner from secular tailwinds in technology as it benefits from growth in e-commerce and the resulting demand for warehouse space.

Portfolio Commentary (Continued)
First Trust Heitman Global Prime Real Estate ETF (PRME)
Annual Report
October 31, 2018 (Unaudited)
In terms of performance, the Fund returned 0.77% on a net asset value (“NAV”) versus the 1.23% return for the FTSE EPRA/NAREIT Index (the “benchmark”) over the last year with outperformance coming from Asia and Europe and underperformance coming from North America. Outperformance in Asia was driven by strong selection in Hong Kong and an underweight on Singapore developers. The strong selection in Hong Kong was driven by an overweight on Wharf Real Estate Investment Company Limited where they posted strong results early in the year. Singapore developers underperformed after the government applied more stringent requirements on lenders to cool the housing market. Europe’s outperformance was driven by an overweight on Fabege. Fabege put up strong results driven by an improving Swedish economy and strong office market that led to Fabege putting up better than expected earnings results. In North America, the underperformance was primarily driven by an overweight on the office sector and poor selection within the office sector as well as an underweight on the net lease sector. Office continues to lag in the U.S. due to large cap-ex requirements slowing growth. Our overweight on Empire State Realty Trust underperformed due to weaker than expected results in early 2018. The net lease sector has no Prime stocks in it and outperformed the benchmark over the last year due to strong earnings growth.
Market and Fund Outlook
Our outlook is little changed as we look around the globe at real estate fundamentals and see a continued positive environment with job growth driving demand and supply remaining at or below long-run averages in most sectors and cities. We believe this should support property values, but where stock prices are not rising in tandem, we expect to see management teams look to M&A and other methods to create value to close the gap between public and private valuations. That theme continued again in the third quarter of 2018 with further M&A expected as long as property stocks trade at a discount to private market valuations.

First Trust Heitman Global Prime Real Estate ETF (PRME)
Understanding Your Fund Expenses
October 31, 2018 (Unaudited)
As a shareholder of the First Trust Heitman Global Prime Real Estate ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2018.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Heitman Global Prime Real Estate ETF (PRME)
Actual	$1,000.00	$983.10	0.95%	$4.75
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	0.95%	$4.84

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2018 through October 31, 2018), multiplied by 184/365 (to reflect the six-month period).

First Trust Heitman Global Prime Real Estate ETF (PRME)
Portfolio of Investments
October 31, 2018
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS (a) – 82.3%
	Australia – 7.0%
3,905	Dexus	$28,206
4,584	Goodman Group	33,695
12,391	Scentre Group	34,923
20,126	Vicinity Centres	37,769
		134,593
	France – 2.9%
379	Gecina S.A.	55,677
	Hong Kong – 2.1%
58,849	Champion REIT	39,623
	Japan – 5.9%
9	Activia Properties, Inc.	37,329
3	Kenedix Office Investment Corp.	18,585
10	Nippon Building Fund, Inc.	57,163
		113,077
	Multinational – 2.2%
230	Unibail-Rodamco-Westfield	41,755
	Singapore – 2.1%
16,000	CapitaLand Commercial Trust	19,983
21,900	Mapletree Logistics Trust	19,131
		39,114
	Spain – 4.0%
7,581	Inmobiliaria Colonial Socimi S.A.	76,206
	United Kingdom – 5.3%
5,293	British Land (The) Co., PLC	40,052
880	Derwent London PLC	32,946
2,443	Shaftesbury PLC	28,010
		101,008
	United States – 50.8%
1,058	Acadia Realty Trust	29,455
436	Alexandria Real Estate Equities, Inc.	53,292
856	AvalonBay Communities, Inc.	150,125
511	Boston Properties, Inc.	61,708
1,860	Brookfield Property REIT, Inc.	35,879
967	Chesapeake Lodging Trust	28,420
2,302	Empire State Realty Trust, Inc., Class A	36,510
1,046	Equity Residential	67,948
630	Federal Realty Investment Trust	78,152
1,817	Hudson Pacific Properties, Inc.	55,055
758	Kilroy Realty Corp.	52,211
1,855	Prologis, Inc.	119,592
2,315	Rexford Industrial Realty, Inc.	73,316
582	Simon Property Group, Inc.	106,809
Shares	Description	Value

	United States (Continued)
830	Washington Real Estate Investment Trust	$23,132
		971,604
	Total Real Estate Investment Trusts	1,572,657
	(Cost $1,629,837)
COMMON STOCKS (a) – 17.5%
	Canada – 2.8%
3,617	First Capital Realty, Inc.	53,962
	Cayman Islands – 2.7%
8,320	Wharf Real Estate Investment Co., Ltd.	51,510
	Hong Kong – 2.1%
3,012	Sun Hung Kai Properties Ltd.	39,138
	Japan – 4.2%
1,384	Mitsubishi Estate Co., Ltd.	22,146
987	Mitsui Fudosan Co., Ltd.	22,253
1,031	Sumitomo Realty & Development Co., Ltd.	35,480
		79,879
	Netherlands – 2.4%
791	InterXion Holding NV (b)	46,566
	Sweden – 3.3%
4,992	Fabege AB	63,769
	Total Common Stocks	334,824
	(Cost $353,120)
	Total Investments – 99.8%	1,907,481
	(Cost $1,982,957) (c)
	Net Other Assets and Liabilities – 0.2%	4,032
	Net Assets – 100.0%	$1,911,513

(a)	Portfolio securities are categorized based upon their country of incorporation.
(b)	Non-income producing security.
(c)	Aggregate cost for federal income tax purposes was $1,997,600. As of October 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $16,606 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $106,725. The net unrealized depreciation was $90,119.

See Notes to Financial Statements

First Trust Heitman Global Prime Real Estate ETF (PRME)
Portfolio of Investments (Continued)
October 31, 2018

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Real Estate Investment Trusts*	$ 1,572,657	$ 1,572,657	$ —	$ —
Common Stocks*	334,824	334,824	—	—
Total Investments	$ 1,907,481	$ 1,907,481	$—	$—

*	See Portfolio of Investments for country breakout.

Currency Exposure Diversification	% of Total Investments
USD	53.4%
JPY	10.1
EUR	9.1
AUD	7.1
HKD	6.8
GBP	5.3
SEK	3.3
CAD	2.8
SGD	2.1
Total	100.0%

Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar

See Notes to Financial Statements

First Trust Heitman Global Prime Real Estate ETF (PRME)
Statement of Assets and Liabilities
October 31, 2018
ASSETS:
Investments, at value (Cost $1,982,957)	$ 1,907,481
Cash	6,990
Foreign currency (Cost $84)	83
Receivables:
Investment securities sold	12,508
Dividends	1,610
Dividend reclaims	1,005
Total Assets	1,929,677
LIABILITIES:
Payables:
Investment securities purchased	16,612
Investment advisory fees	1,552
Total Liabilities	18,164
NET ASSETS	$1,911,513
NET ASSETS consist of:
Paid-in capital	$ 2,120,164
Par value	1,000
Accumulated distributable earnings (loss)	(209,651)
NET ASSETS	$1,911,513
NET ASSET VALUE, per share	$19.11
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	100,002
See Notes to Financial Statements

First Trust Heitman Global Prime Real Estate ETF (PRME)
Statement of Operations
For the Year Ended October 31, 2018
INVESTMENT INCOME:
Dividends	$ 76,810
Foreign withholding tax	(1,397)
Total investment income	75,413
EXPENSES:
Investment advisory fees	11,026
Total expenses	11,026
NET INVESTMENT INCOME (LOSS)	64,387
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(67,394)
In-kind redemptions	45,497
Foreign currency transactions	24
Net realized gain (loss)	(21,873)
Net change in unrealized appreciation (depreciation) on:
Investments	(93,661)
Foreign currency translation	(67)
Net change in unrealized appreciation (depreciation)	(93,728)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(115,601)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(51,214)

See Notes to Financial Statements

First Trust Heitman Global Prime Real Estate ETF (PRME)
Statements of Changes in Net Assets
	Year Ended 10/31/2018	Year Ended 10/31/2017
OPERATIONS:
Net investment income (loss)	$ 64,387	$ 15,372
Net realized gain (loss)	(21,873)	27,390
Net change in unrealized appreciation (depreciation)	(93,728)	39,105
Net increase (decrease) in net assets resulting from operations	(51,214)	81,867
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(73,927)
Net investment income		(46,757)
Total distributions to shareholders	(73,927)	(46,757)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	1,966,321	1,885,063
Cost of shares redeemed	(938,142)	(1,895,367)
Net increase (decrease) in net assets resulting from shareholder transactions	1,028,179	(10,304)
Total increase (decrease) in net assets	903,038	24,806
NET ASSETS:
Beginning of period	1,008,475	983,669
End of period	$1,911,513	$1,008,475
Accumulated net investment income (loss) at end of period		$7,526
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	50,002	50,002
Shares sold	100,000	100,000
Shares redeemed	(50,000)	(100,000)
Shares outstanding, end of period	100,002	50,002
See Notes to Financial Statements

First Trust Heitman Global Prime Real Estate ETF (PRME)
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,		Period Ended 10/31/2016 (a)
	2018	2017
Net asset value, beginning of period	$ 20.17	$ 19.67	$ 20.16
Income from investment operations:
Net investment income (loss)	1.08	0.31	0.40
Net realized and unrealized gain (loss)	(0.89)	1.13	(0.45)
Total from investment operations	0.19	1.44	(0.05)
Distributions paid to shareholders from:
Net investment income	(1.25)	(0.94)	(0.44)
Net asset value, end of period	$19.11	$20.17	$19.67
Total return (b)	0.77%	7.48%	(0.28)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,912	$ 1,008	$ 984
Ratio of total expenses to average net assets	0.95%	0.95%	0.95% (c)
Ratio of net investment income (loss) to average net assets	5.55%	1.51%	2.10% (c)
Portfolio turnover rate (d)	85%	104%	78%

(a)	Inception date is November 11, 2015, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Heitman Global Prime Real Estate ETF (PRME)
October 31, 2018
1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust consists of eight funds that are currently offering shares. This report covers the First Trust Heitman Global Prime Real Estate ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker PRME on the NYSE Arca, Inc. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed in-kind for securities in which the Fund invests, and in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to provide long-term total return. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in U.S. and non-U.S. exchange-traded real estate securities, which includes real estate investment trusts (“REITs”), real estate operating companies (“REOCs”) and common stocks or depositary receipts of companies primarily engaged in the real estate industry. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities.The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, REITs, and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of

Notes to Financial Statements (Continued)
First Trust Heitman Global Prime Real Estate ETF (PRME)
October 31, 2018
the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2018, is included with the Fund’s Portfolio of Investments.

Notes to Financial Statements (Continued)
First Trust Heitman Global Prime Real Estate ETF (PRME)
October 31, 2018
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2018 and 2017, was as follows:
Distributions paid from:	2018	2017
Ordinary income	$73,927	$46,757
Capital gains	—	—
Return of capital	—	—
As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$10,432
Accumulated capital and other losses	(129,936)
Net unrealized appreciation (depreciation)	(90,147)
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, and 2018 remain open to

Notes to Financial Statements (Continued)
First Trust Heitman Global Prime Real Estate ETF (PRME)
October 31, 2018
federal and state audit. As of October 31, 2018, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2018, the Fund had $129,936 of non-expiring capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2018, the Fund had no net ordinary losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2018, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$8,487	$(46,707)	$38,220
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
G. New Accounting Pronouncement
On August 28, 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
The Fund and First Trust have retained Heitman Real Estate Securities LLC (“Heitman” or the “Sub-Advisor”) to serve as its investment sub-advisor and Heitman International Real Estate Securities HK Limited and Heitman International Real Estate Securities GmbH (the “Sub-Sub-Advisors”) to serve as the investment sub-sub-advisors. In this capacity, the Sub-Advisor is responsible for the selection and on-going monitoring of the securities in the Fund’s investment portfolio and overseeing the Sub-Sub-Advisors. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise Heitman and its management of the investment of the Fund’s assets and will pay Heitman for its services as the Fund’s sub-advisor. The Sub-Sub-Advisors’ fees are paid by the Sub-Advisor out of its sub-advisory fee. First Trust will also be responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. First

Notes to Financial Statements (Continued)
First Trust Heitman Global Prime Real Estate ETF (PRME)
October 31, 2018
Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
On May 14, 2018, shareholders of the Fund voted to approve a new investment sub-advisory agreement with the existing Sub-Advisor and new investment sub-sub-advisory agreements with each of the existing Sub-Sub-Advisors (collectively, the “New Agreements”). The Board of Trustees of the Trust had previously approved the New Agreements in connection with a change in control of Heitman LLC, the parent company of the Sub-Advisor and the Sub-Sub-Advisors, and the related “assignment” (as defined in the 1940 Act) of, resulting in the termination of, each of (i) the investment sub-advisory agreement among the Trust, First Trust, as the Fund’s investment advisor, and the Sub-Advisor; (ii) the investment sub-sub-advisory agreement among the Trust, First Trust, as the Fund’s investment advisor, the Sub-Advisor, and Heitman international Real Estate Securities HK Limited; and (iii) the investment sub-sub-advisory agreement among the Trust, First Trust, as the Fund’s investment advisor, the Sub-Advisor, and Heitman international Real Estate Securities GmbH (collectively, the “Previous Agreements”). The New Agreements took effect following the shareholder approval and are substantially similar to the Previous Agreements.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2018, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $1,033,897 and $1,056,650, respectively.
For the fiscal year ended October 31, 2018, the cost of in-kind purchases and proceeds from in-kind sales were $1,952,493 and $930,015, respectively.
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities and other instruments determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $700. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Notes to Financial Statements (Continued)
First Trust Heitman Global Prime Real Estate ETF (PRME)
October 31, 2018
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $700. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2020.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Heitman Global Prime Real Estate ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended October 31, 2018 and 2017 and the period from November 11, 2015 (commencement of operations) through October 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended October 31, 2018 and 2017 and for the period from November 11, 2015 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 21, 2018
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Heitman Global Prime Real Estate ETF (PRME)
October 31, 2018 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Trust files its complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the SEC’s website at www.sec.gov.
Beginning in April 2019, the Trust will cease to disclose the Fund’s holdings on Form N-Q and will file Form N-PORT with the SEC on a monthly basis. Part F of Form N-PORT, which contains the complete schedule of the Fund’s portfolio holdings, will be made available in the same manner as Form N-Q discussed above.
Federal Tax Information
For the fiscal year ended October 31, 2018, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:
Dividends Received Deduction	Qualified Dividend Income
0.00%	12.30%
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to some or all of the Funds are identified below, but not all of the material risks relevant to each Fund are included in this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a Fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A Fund that tracks an index will be concentrated to the extent the Fund’s corresponding index is concentrated. A concentration makes a Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The Funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a Fund uses derivative instruments such as futures contracts, options contracts and swaps, the Fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a Fund’s portfolio managers use derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.
Equity Securities Risk. To the extent a Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as

Additional Information (Continued)
First Trust Heitman Global Prime Real Estate ETF (PRME)
October 31, 2018 (Unaudited)
the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a Fund invests in fixed income securities, the Fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a Fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a Fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Fund of Funds Risk. To the extent a Fund invests in the securities of other investment vehicles, the Fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the Fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the Fund invests.
Index Constituent Risk. Certain Funds may be a constituent of one or more indices. As a result, such a Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a Fund’s net asset value could be negatively impacted and the Fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a Fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the Fund and its shareholders.
Management Risk. To the extent that a Fund is actively managed, it is subject to management risk. In managing an actively-managed Fund’s investment portfolio, the Fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objective.
Market Risk. Securities held by a Fund, as well as shares of a Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.
Non-U.S. Securities Risk. To the extent a Fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

Additional Information (Continued)
First Trust Heitman Global Prime Real Estate ETF (PRME)
October 31, 2018 (Unaudited)
Passive Investment Risk. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Heitman Global Prime Real Estate ETF (the “Fund”). The Board approved the continuation of the Advisory Agreement for a one-year period ending June 30, 2019 at a meeting held on June 11, 2018. The Board determined that the continuation of the Advisory Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (which included mutual funds, closed-end funds and exchange-traded funds (“ETFs”)) compiled by Management Practice, Inc. (“MPI”), an independent source (the “Peer Group”), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; expenses of the Fund as compared to expense ratios of the funds in the Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to renew the Advisory Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
The Board noted that it had approved a new Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Trust, on behalf of the Fund, the Advisor and Heitman Real Estate Securities LLC (the “Sub-Advisor”) and new Investment Sub-Sub-Advisory Agreements (the “Sub-Sub-Advisory Agreements”) among the Trust, on behalf of the Fund, the Advisor, the Sub-Advisor and each of Heitman International Real Estate Securities HK Limited (“Heitman HK”) and Heitman International Real Estate Securities GmbH (“Heitman GmbH” and together with Heitman HK, the “Sub-Sub-Advisors”) at a meeting held on December 10–11, 2017 for an initial two-year term and that shareholders of the Fund approved the new Sub-Advisory Agreement and the new Sub-Sub-Advisory Agreements at a meeting held in May 2018. Accordingly, the Board did not consider the renewal of the Sub-Advisory Agreement or the Sub-Sub-Advisory Agreements at the June 11, 2018 meeting and will first consider their renewal at the Board’s June 2019 meeting.
In reviewing the Advisory Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Advisory Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor and the Sub-Sub-Advisors, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and that the Advisor oversees the Sub-Advisor’s and the Sub-Sub-Advisors’ day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s, the Sub-Sub-Advisors’ and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration

Additional Information (Continued)
First Trust Heitman Global Prime Real Estate ETF (PRME)
October 31, 2018 (Unaudited)
of the Advisor’s services, the Advisor, in its written materials and at the April 23, 2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Advisory Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with the Fund’s investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee, and that the Sub-Advisor pays each of Heitman HK and Heitman GmbH a pro rata portion of the sub-advisory fee received from the Advisor based on the proportion of assets managed by each. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Peer Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund was below the median total (net) expense ratio of the peer funds in the Peer Group. With respect to the Peer Group, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Group and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that there were no other actively-managed ETFs comparable to the Fund and that all but one of the peer funds were open-end mutual funds or closed-end funds. The Board also noted that none of the peer funds employed an unaffiliated advisor/sub-advisor or advisor/sub-advisor/sub-sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Fund.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund (which includes the Sub-Sub-Advisors). The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for the one-year period ended December 31, 2017 to the performance of the peer funds in the Peer Group and to a benchmark index. Based on the information provided, the Board noted that the Fund underperformed the Peer Group average and the benchmark index for the one-year period ended December 31, 2017.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor and the Sub-Sub-Advisors are compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in infrastructure and personnel. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2017 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Additional Information (Continued)
First Trust Heitman Global Prime Real Estate ETF (PRME)
October 31, 2018 (Unaudited)
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the continuation of the Advisory Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust Heitman Global Prime Real Estate ETF (PRME)
October 31, 2018 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	159	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	159	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	159	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	159	Director of Covenant Transport, Inc. (May 2003 to May 2014)
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	159	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Heitman Global Prime Real Estate ETF (PRME)
October 31, 2018 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Heitman Global Prime Real Estate ETF
October 31, 2018 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
May 2017

This page intentionally left blank

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Heitman Real Estate Securities LLC
191 North Wacker Drive, Suite 2500
Chicago, IL 60606
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e) Not applicable.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $288,700 for the fiscal year ended October 31, 2017 and $288,700 for the fiscal year ended October 31, 2018.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2017 and $0 for the fiscal year ended October 31, 2018.

Audit-Related Fees (Investment Adviser) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2017 and $0 for the fiscal year ended October 31, 2018.

Audit-Related Fees (Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2017 and $0 for the fiscal year ended October 31, 2018.

(c) Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax return review and debt instrument tax analysis and reporting were $130,416 for the fiscal year ended October 31, 2017 and $151,254 for the fiscal year ended October 31, 2018.

Tax Fees (Investment Adviser) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s adviser and distributor were $0 for the fiscal year ended October 31, 2017 and $0 for the fiscal year ended October 31, 2018.

Tax Fees (Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s distributor were $0 for the fiscal year ended October 31, 2017 and $0 for the fiscal year ended October 31, 2018.

(d) All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2017 and $0 for the fiscal year ended October 31, 2018.

All Other Fees (Investment Adviser) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant’s investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2017 and $0 for the fiscal year ended October 31, 2018.

All Other Fees (Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant’s distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2017 and $0 for the fiscal year ended October 31, 2018.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Adviser and Distributor:

(b) 0%	(b) 0%

(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2017 were $130,416 for the registrant, $44,000 for the registrant’s investment adviser and $63,900 for the registrant’s distributor; and for the fiscal year ended October 31, 2018 were $151,254 for the registrant, $48,190 for the registrant’s investment adviser and $80,310 for the registrant’s distributor.

(h) The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Items 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund IV

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date	January 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	January 7, 2019

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date	January 7, 2018

* Print the name and title of each signing officer under his or her signature.